       As filed with the Securities and Exchange Commission on December 8, 1997
                                                Securities Act File No. 33-20827
                                        Investment Company Act File No. 811-5518

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC 20549

                                      FORM N-1A

               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    /x/

                            Pre-Effective Amendment No. __                / /



                          Post-Effective Amendment No. 50                 /x/


                                         and

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /x/



                                   Amendment No. 52                       /x/




                                  THE RBB FUND, INC.

         (Government Securities Portfolio:  RBB Class; BEA International Equity
Portfolio:  BEA Class, BEA Investor Class and BEA Advisor Class; BEA High Yield
Portfolio: BEA Class, BEA Investor Class and BEA Advisor Class; BEA Emerging Markets Equity Portfolio: BEA Class, BEA Investor Class and BEA Advisor Class; BEA U.S. Core Equity Portfolio: BEA Class; BEA U.S. Core Fixed Income
Portfolio: BEA Class; BEA Strategic Global Fixed Income Portfolio: BEA Class; BEA Municipal Bond Fund Portfolio: BEA Class; BEA Balanced Fund Portfolio: BEA Class; BEA Short Duration Portfolio: BEA Class; BEA Global Telecommunications
Portfolio: BEA Investor Class and BEA Advisor Class; NI Micro Cap Fund: NI Class; NI Growth Fund: NI Class; NI Growth & Value Fund: NI Class; NI Larger Cap Value Fund: NI Class; Boston Partners Large Cap Value Fund: Boston Partners Advisor Class, Boston Partners Institutional Class and Boston Partners Investor Class; Boston Partners Mid Cap Value Fund: Boston Partners Institutional Class and Boston Partners Investor Class; Boston Partners Bond Fund: Boston Partners Institutional Class and Boston Partners Investor Class; Money Market Portfolio:
Cash Preservation Class, Sansom Street Class, Bedford Class, Janney Class, Beta Class, Gamma Class, Delta Class, Epsilon Class, Zeta Class, Eta Class and Theta Class; Municipal Money Market Portfolio: Cash Preservation Class, Sansom Street Class, Bedford Class, Janney Class, Beta Class, Gamma Class, Delta Class, Epsilon Class, Zeta Class, Eta Class and Theta Class; Government Obligations Money Market Portfolio: Sansom Street Class, Bedford Class, Janney Class, Beta Class, Gamma Class, Delta Class, Epsilon Class, Zeta Class, Eta Class and Theta Class; New York Municipal Money Market Portfolio: Bedford Class, Janney Class, Beta Class, Gamma Class, Delta Class, Epsilon Class, Zeta Class, Eta Class and Theta Class)

------------------------------------------------------------------------------

                  (Exact Name of Registrant as Specified in Charter)
                            Bellevue Park Corporate Center
                           400 Bellevue Parkway, Suite 100
                                 Wilmington, DE 19809
                       (Address of Principal Executive Offices)
                       ----------------------------------------
                    Registrant's Telephone Number:  (302) 792-2555

                                      Copies to:

     GARY M. GARDNER, ESQUIRE                MICHAEL P. MALLOY, ESQUIRE
     PNC Bank, National Association          Drinker Biddle & Reath LLP
     1600 Market Street, 28th Floor          1100 PNB Building
     Philadelphia, PA 19103                  1345 Chestnut Street
     (Name and Address of Agent for          Philadelphia, PA  19107-3496
     Service)

It is proposed that this filing will become effective (check appropriate box)
         /x/  immediately upon filing pursuant to paragraph (b)
         / /  on (date) pursuant to paragraph (b)
         / /  60 days after filing pursuant to paragraph (a)(1)
         / /  on (date) pursuant to paragraph (a)(1)
         / /  75 days after filing pursuant to paragraph (a)(2)
         / /  on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
         / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                  THE RBB FUND, INC.
             (BEA INSTITUTIONAL CLASSES OF THE BEA INTERNATIONAL EQUITY,
           BEA STRATEGIC GLOBAL FIXED INCOME, BEA EMERGING MARKETS EQUITY,
        BEA U.S. CORE EQUITY, BEA U.S. CORE FIXED INCOME, BEA MUNICIPAL BOND,
             BEA HIGH YIELD, BEA SHORT DURATION, AND BEA BALANCED FUNDS)


                                CROSS REFERENCE SHEET
                                ---------------------

                               Pursuant to Rule 495(a)
                           under the Securities Act of 1933

Form N-1A Item                                Location
--------------                                --------
    Part A                                     Prospectus

1.  Cover Page . . . . . . . . . . . . . . .   Cover Page

2.  Synopsis . . . . . . . . . . . . . . . .   Annual Fund
                                               Operating Expenses

3.  Condensed Financial Information. . . . .   Financial Highlights

4.  General Description of Registrant. . . .   Cover Page; The Company;
                                               Investment Objectives and
                                               Policies; Investment
                                               Limitations; Risk Factors

5.  Management of the Fund . . . . . . . . .   Management

5A. Management's Discussion
      of Fund Performance. . . . . . . . . .   Not Applicable

6.  Capital Stock and Other Securities . . .   Cover Page; Dividends and
                                               Distributions;  Taxes;
                                               Shareholder Servicing;
                                               Multi-Class Structure;
                                               Description of Shares

7.  Purchase of Securities Being Offered . .   How to Purchase Shares; Net
                                               Asset Value

8.  Redemption or Repurchase . . . . . . . .   How to Redeem Shares; Net Asset
                                               Value

9.  Pending Legal Proceedings. . . . . . . .   Not Applicable

                                  THE RBB FUND, INC.
             (BEA INSTITUTIONAL CLASSES OF THE BEA INTERNATIONAL EQUITY,
           BEA STRATEGIC GLOBAL FIXED INCOME, BEA EMERGING MARKETS EQUITY,
        BEA U.S. CORE EQUITY, BEA U.S. CORE FIXED INCOME, BEA MUNICIPAL BOND,
             BEA HIGH YIELD, BEA SHORT DURATION, AND BEA BALANCED FUNDS)





                                CROSS REFERENCE SHEET
                                ---------------------

                               Pursuant to Rule 495(a)
                           under the Securities Act of 1933

Form N-1A Item                                Location
--------------                                --------

    PART B                                     STATEMENT OF ADDITIONAL
                                               INFORMATION


10. Cover Page . . . . . . . . . . . . . . .   Cover Page

11. Table of Contents. . . . . . . . . . . .   Contents

12. General Information and History. . . . .   General; Directors and Officers;
                                               Additional Information
                                               Concerning Fund Shares;
                                               Miscellaneous; see Prospectus -
                                               "The Fund"

13. Investment Objectives and Policies . . .   Common Investment Policies;
                                               Supplemental Investment
                                               Objectives and Policies;
                                               Investment Limitations; Risk
                                               Factors

14. Management of the Fund . . . . . . . . .   Directors and Officers;
                                               Investment Advisory and
                                               Servicing Arrangements

15. Control Persons and Principal Holders
      of Securities. . . . . . . . . . . . .   Miscellaneous

16. Investment Advisory and Other
      Services . . . . . . . . . . . . . . .   Investment Advisory and
                                               Servicing Arrangements; See
                                               Prospectus - "Management"

17. Brokerage Allocation and Other
      Practices. . . . . . . . . . . . . . .   Portfolio Transactions

18. Capital Stock and Other Securities . . .   Additional Information
                                               Concerning Fund Shares; See
                                               Prospectus - "Dividends and
                                               Distributions" "Multi-Class
                                               Structure"

19. Purchase, Redemption and Pricing of
      Securities Being Offered . . . . . . .   Purchase and Redemption
                                               Information; Valuation of
                                               Shares; See Prospectus - "How to
                                               Purchase Shares" and "How to
                                               Redeem Shares"

20. Tax Status . . . . . . . . . . . . . . .   Taxes; See Prospectus - "Taxes"

21. Underwriters . . . . . . . . . . . . . .   Not Applicable

22. Calculation of Performance Data. . . . .   Performance and Yield
                                               Information

23. Financial Statements . . . . . . . . . .   Miscellaneous

                                  THE RBB FUND, INC.
                (BEA INVESTOR CLASSES OF THE BEA INTERNATIONAL EQUITY,
                    BEA HIGH YIELD, BEA EMERGING MARKETS EQUITY,
                       AND BEA GLOBAL TELECOMMUNICATIONS FUNDS)


                                CROSS REFERENCE SHEET
                                ---------------------

                               Pursuant to Rule 495(a)
                           under the Securities Act of 1933

Form N-1A Item                                 Location
--------------                                 --------

     Part A                                    Prospectus

1.   Cover Page. . . . . . . . . . . . . .     Cover Page

2.   Synopsis. . . . . . . . . . . . . . .     Annual Fund
                                               Operating Expenses

3.   Condensed Financial Information . . .     Not Applicable

4.   General Description of Registrant . .     Cover Page; The Company;
                                               Investment Objectives and
                                               Policies; Investment
                                               Limitations; Risk Factors

5.   Management of the Fund. . . . . . . .     Management

5A.  Management's Discussion
       of Fund Performance . . . . . . . .     Not Applicable

6.   Capital Stock and Other Securities. .     Cover Page; Dividends and
                                               Distributions;  Taxes;
                                               Shareholder Servicing;
                                               Multi-Class Structure;
                                               Description of Shares

7.   Purchase of Securities Being Offered      How to Purchase Shares; Net
                                               Asset Value

8.   Redemption or Repurchase. . . . . . .     How to Redeem Shares; Net Asset
                                               Value

9.   Pending Legal Proceedings . . . . . .     Not Applicable

                                  THE RBB FUND, INC.
                (BEA INVESTOR CLASSES OF THE BEA INTERNATIONAL EQUITY,
                    BEA HIGH YIELD, BEA EMERGING MARKETS EQUITY,
                       AND BEA GLOBAL TELECOMMUNICATIONS FUNDS)



                                CROSS REFERENCE SHEET
                                ---------------------

                               Pursuant to Rule 495(a)
                           under the Securities Act of 1933

Form N-1A Item                                 Location
--------------                                 --------

     PART B                                    STATEMENT OF ADDITIONAL
                                               INFORMATION


10.  Cover Page. . . . . . . . . . . . . .     Cover Page

11.  Table of Contents . . . . . . . . . .     Contents

12.  General Information and History . . .     General; Directors and Officers;
                                               Additional Information
                                               Concerning Fund Shares;
                                               Miscellaneous; see Prospectus -
                                               "The Fund"

13.  Investment Objectives and Policies. .     Common Investment Policies;
                                               Supplemental Investment
                                               Objectives and Policies;
                                               Investment Limitations; Risk
                                               Factors

14.  Management of the Fund. . . . . . . .     Directors and Officers;
                                               Investment Advisory and
                                               Servicing Arrangements

15.  Control Persons and Principal Holders
       of Securities . . . . . . . . . . .     Miscellaneous

16.  Investment Advisory and Other
       Services. . . . . . . . . . . . . .     Investment Advisory and
                                               Servicing Arrangements; See
                                               Prospectus - "Management"

17.  Brokerage Allocation and Other
       Practices . . . . . . . . . . . . .     Portfolio Transactions

18.  Capital Stock and Other Securities. .     Additional Information
                                               Concerning Fund Shares; See
                                               Prospectus - "Dividends and
                                               Distributions" "Multi-Class
                                               Structure"

19.  Purchase, Redemption and Pricing of
       Securities Being Offered. . . . . .     Purchase and Redemption
                                               Information; Valuation of
                                               Shares; See Prospectus - "How to
                                               Purchase Shares" and "How to
                                               Redeem Shares"

20.  Tax Status. . . . . . . . . . . . . .     Taxes; See Prospectus - "Taxes"

21.  Underwriters. . . . . . . . . . . . .     Not Applicable

22.  Calculation of Performance Data . . .     Performance and Yield
                                               Information

23.  Financial Statements. . . . . . . . .     Miscellaneous

                                  THE RBB FUND, INC.
                (BEA ADVISOR CLASSES OF THE BEA INTERNATIONAL EQUITY,
                   BEA EMERGING MARKETS EQUITY, BEA HIGH YIELD AND
                         BEA GLOBAL TELECOMMUNICATIONS FUNDS)


                                CROSS REFERENCE SHEET
                                ---------------------

                               Pursuant to Rule 495(a)
                           under the Securities Act of 1933

Form N-1A Item                                 Location
--------------                                 --------

     Part A                                    Prospectus

1.   Cover Page. . . . . . . . . . . . . .     Cover Page

2.   Synopsis. . . . . . . . . . . . . . .     Annual Fund
                                               Operating Expenses

3.   Condensed Financial Information . . .     Financial Highlights

4.   General Description of Registrant . .     Cover Page; The Company;
                                               Investment Objectives and
                                               Policies; Investment
                                               Limitations; Risk Factors

5.   Management of the Fund. . . . . . . .     Management

5A.  Management's Discussion
       of Fund Performance . . . . . . . .     Not Applicable

6.   Capital Stock and Other Securities. .     Cover Page; Dividends and
                                               Distributions;  Taxes;
                                               Shareholder Servicing;
                                               Multi-Class Structure;
                                               Description of Shares

7.   Purchase of Securities Being Offered.     How to Purchase Shares; Net
                                               Asset Value

8.   Redemption or Repurchase. . . . . . .     How to Redeem Shares; Net Asset
                                               Value

9.   Pending Legal Proceedings . . . . . .     Not Applicable

                                  THE RBB FUND, INC.
                (BEA ADVISOR CLASSES OF THE BEA INTERNATIONAL EQUITY,
                   BEA EMERGING MARKETS EQUITY, BEA HIGH YIELD AND
                         BEA GLOBAL TELECOMMUNICATIONS FUNDS)


                                CROSS REFERENCE SHEET
                                ---------------------

                               Pursuant to Rule 495(a)
                           under the Securities Act of 1933

Form N-1A Item                                 Location
--------------                                 --------

     PART B                                    STATEMENT OF ADDITIONAL
                                               INFORMATION

10.  Cover Page. . . . . . . . . . . . . . .   Cover Page

11.  Table of Contents . . . . . . . . . . .   Contents

12.  General Information and History . . . .   General; Directors and Officers;
                                               Additional Information
                                               Concerning Fund Shares;
                                               Miscellaneous; see Prospectus -
                                               "The Fund"

13.  Investment Objectives and Policies. . .   Common Investment Policies;
                                               Supplemental Investment
                                               Objectives and Policies;
                                               Investment Limitations; Risk
                                               Factors

14.  Management of the Fund. . . . . . . . .   Directors and Officers;
                                               Investment Advisory and
                                               Servicing Arrangements

15.  Control Persons and Principal Holders
       of Securities . . . . . . . . . . . .   Miscellaneous

16.  Investment Advisory and Other
       Services. . . . . . . . . . . . . . .   Investment Advisory and
                                               Servicing Arrangements; See
                                               Prospectus - "Management"

17.  Brokerage Allocation and Other
       Practices . . . . . . . . . . . . . .   Portfolio Transactions

18.  Capital Stock and Other Securities. . .   Additional Information
                                               Concerning Fund Shares; See
                                               Prospectus - "Dividends and
                                               Distributions" "Multi-Class
                                               Structure"

19.  Purchase, Redemption and Pricing of
       Securities Being Offered. . . . . . .   Purchase and Redemption
                                               Information; Valuation of
                                               Shares; See Prospectus - "How to
                                               Purchase Shares" and "How to
                                               Redeem Shares"

20.  Tax Status. . . . . . . . . . . . . . .   Taxes; See Prospectus - "Taxes"

21.  Underwriters. . . . . . . . . . . . . .   Not Applicable

22.  Calculation of Performance Data . . . .   Performance and Yield
                                               Information

23.  Financial Statements. . . . . . . . . .   Miscellaneous

                          B E A
                    INSTITUTIONAL FUNDS

                 INTERNATIONAL EQUITY FUND

                EMERGING MARKETS EQUITY FUND

                   U.S. CORE EQUITY FUND

                       BALANCED FUND

                 U.S. CORE FIXED INCOME FUND

              STRATEGIC GLOBAL FIXED INCOME FUND

                      HIGH YIELD FUND

                     MUNICIPAL BOND FUND

                     SHORT DURATION FUND



                  PROSPECTUS - DECEMBER 8, 1997

                               TABLE OF CONTENTS


                                                                                                            PAGE
                                                                                                            -----
Annual Fund Operating Expenses.........................................................................           2
Financial Highlights...................................................................................           5
The Company............................................................................................          12
Investment Objectives and Policies.....................................................................          12
Investment Limitations.................................................................................          28
Risk Factors...........................................................................................          28
Management.............................................................................................          31
Expenses...............................................................................................          36
How to Purchase Shares.................................................................................          36
How to Redeem and Exchange Shares......................................................................          38
Net Asset Value........................................................................................          40
Dividends and Distributions............................................................................          40
Taxes..................................................................................................          41
Multi-Class Structure..................................................................................          44
Description of Shares..................................................................................          44
Other Information......................................................................................          45

                            BEA INSTITUTIONAL FUNDS

THE BEA INSTITUTIONAL FUNDS CONSIST OF NINE CLASSES OF COMMON STOCK OF THE RBB FUND, INC. (THE "COMPANY"), AN OPEN-END MANAGEMENT INVESTMENT COMPANY. SHARES (COLLECTIVELY, THE "INSTITUTIONAL SHARES" OR "SHARES") OF SUCH CLASSES (THE "INSTITUTIONAL CLASSES" OR "CLASSES") ARE OFFERED BY THIS PROSPECTUS AND REPRESENT INTERESTS IN ONE OF THE NINE INVESTMENT PORTFOLIOS OF THE COMPANY DESCRIBED IN THIS PROSPECTUS (COLLECTIVELY, THE "FUNDS"). THE INVESTMENT OBJECTIVE OF EACH FUND DESCRIBED IN THIS PROSPECTUS IS AS FOLLOWS:


        BEA INTERNATIONAL EQUITY FUND -- seeks to provide long-term appreciation of capital. The Fund will invest primarily in equity securities of non-U.S. issuers.

        BEA EMERGING MARKETS EQUITY FUND -- seeks to provide long-term appreciation of capital. The Fund will invest primarily in equity securities in emerging country markets.

        BEA U.S. CORE EQUITY FUND -- seeks to provide long term appreciation of capital. The Fund will invest primarily in U.S. equity securities.

        BEA BALANCED FUND -- seeks to maximize total return consistent with preservation of capital through both income and capital appreciation.

        BEA U.S. CORE FIXED INCOME FUND -- seeks to provide high total return. The Fund will invest primarily in domestic fixed-income securities consistent with comparable broad market fixed income indices, such as the Lehman Brothers Aggregate Bond Index.


        BEA HIGH YIELD FUND -- seeks to provide a high total return. The Fund will invest primarily in high yield fixed income securities issued by corporations, governments and agencies, both domestic and foreign.


        BEA STRATEGIC GLOBAL FIXED INCOME FUND -- seeks to provide high total return. The Fund will invest primarily in both foreign and domestic fixed income securities.

        BEA MUNICIPAL BOND FUND -- seeks to provide high total return. The Fund will invest primarily in municipal bonds issued by state and local authorities.

        BEA SHORT DURATION FUND -- seeks to provide investors with as high a level of current income as is consistent with the preservation of capital.

    There can be, of course, no assurance that a Fund's investment objective will be achieved. Investments in the Funds involve certain risks. See "Risk Factors."


    THE BEA HIGH YIELD FUND MAY INVEST ITS ASSETS WITHOUT LIMITATION IN SECURITIES WHICH ARE BELOW INVESTMENT-GRADE QUALITY. INVESTMENTS OF THIS TYPE ARE SUBJECT TO GREATER RISKS, INCLUDING THE RISK OF LOSS OF PRINCIPAL AND INTEREST, THAN THOSE INVOLVED WITH INVESTMENT-GRADE SECURITIES. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS FUND. SEE "RISK FACTORS."



    BEA Associates ("BEA" or the "Adviser"), a U.S. investment advisory firm, will act as the investment adviser to each Fund. BEA maintains a global investment strategy and, as of September 30, 1997, served as adviser for approximately $34.6 billion of assets.


    Generally, the minimum initial investment in the BEA Institutional Funds is $3,000,000 and the minimum subsequent investment is $100,000.


    This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 8, 1997, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in this Prospectus. It may be obtained free of charge by calling (800) 401-2230. The Prospectus and Statement of Additional Information are also available for reference, along with related material, on the SEC website (http://www.sec.gov).



    Shares of the Funds are not deposits or obligations of or guaranteed or endorsed by any bank, and shares are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investments in shares of the Funds involve investment risks, including the possible loss of principal.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS                                                      DECEMBER 8, 1997

                         ANNUAL FUND OPERATING EXPENSES


                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS(1))



                                                                      BEA                                      BEA
                                                         BEA        EMERGING                                U.S. CORE
                                                    INTERNATIONAL   MARKETS     BEA U.S.         BEA          FIXED
                                                       EQUITY        EQUITY    CORE EQUITY     BALANCED      INCOME
                                                        FUND          FUND        FUND           FUND         FUND
                                                    -------------   --------   -----------   ------------   ---------
Management Fees
 (after waivers)(2)...............................       .80%          .98%        .71%           .50%         .25%
Other Expenses
 (after waivers)(2)...............................       .36%          .51%        .29%           .40%         .25%
                                                         ---           ---         ---            ---          ---
Total Fund
 Operating Expenses (after waivers)(2)............      1.16%         1.49%       1.00%           .90%         .50%
                                                         ---           ---         ---            ---          ---
                                                         ---           ---         ---            ---          ---



                                                         BEA
                                                      STRATEGIC       BEA                       BEA
                                                    GLOBAL FIXED      HIGH         BEA         SHORT
                                                       INCOME        YIELD      MUNICIPAL    DURATION
                                                        FUND          FUND      BOND FUND      FUND
                                                    -------------   --------   -----------   ---------
Management Fees
 (after waivers)(2)...............................       .43%          .44%        .47%         .15%
Other Expenses
 (after waivers)(2)...............................       .32%          .26%        .53%         .40%
                                                         ---           ---         ---          ---
Total Fund
 Operating Expenses (after waivers)(2)............       .75%          .70%       1.00%         .55%
                                                         ---           ---         ---          ---
                                                         ---           ---         ---          ---


------------------------

(1) The annual operating expenses for the Funds are based on actual expenses incurred for the fiscal year ended August 31, 1997 (except for the BEA Short Duration and Balanced Funds). The expenses of the BEA Short Duration and Balanced Funds are based on expenses expected to be incurred in the current fiscal period.



(2) Before expense waivers and expense reimbursements, Management Fees would be .80%, 1.00%, .75%, .60%, .375%, .50%, .70%, .70% and .15% for the BEA
    International Equity, the BEA Emerging Markets Equity, the BEA U.S. Core Equity, the BEA Balanced, the BEA U.S. Core Fixed Income, the BEA Strategic Global Fixed Income, the BEA High Yield, the BEA Municipal Bond and the BEA Short Duration Funds, respectively. Other Expenses would be .45%, .63%, .43%, .54%, .405%, .48%, .43%, .67% and .45% for the BEA International
    Equity, the Bea Emerging Markets Equity, the BEA U.S. Core Equity, the BEA U.S. Core Fixed Income, the BEA Strategic Global Fixed Income, the BEA High Yield, the BEA Municipal Bond and the BEA Short Duration Funds, respectively and Total Fund Operating Expenses would be 1.25%, 1.63%, 1.18%, 1.14%, .78%, .98%, 1.13%, 1.37% and .60% for the BEA International Equity, the BEA Emerging Markets Equity, the BEA U.S. Core Equity, the BEA Balanced, the BEA U.S. Core Fixed Income, the BEA Strategic Global Fixed Income, the BEA High Yield, the BEA Municipal Bond and the BEA Short Duration Funds, respectively.

--------------------------------------------------------------------------------
EXAMPLE
An investor would pay the following expenses on a $1,000 investment in each of the Funds, assuming (1) a 5% annual return, and (2) redemption at the end of each time period.


                                                                         ONE     THREE     FIVE       TEN
                                                                         YEAR    YEARS     YEARS     YEARS
                                                                        ------   ------   -------   -------
BEA International Equity Fund.........................................  $12      $37       $64      $141
BEA Emerging Markets Equity Fund......................................  $15      $47       $81      $178
BEA U.S. Core Equity Fund.............................................  $10      $32       $55      $122
BEA Balanced Fund.....................................................  $ 9      $29       N/A       N/A
BEA U.S. Core Fixed Income Fund.......................................  $ 5      $16       $28      $ 63
BEA Strategic Global Fixed Income Fund................................  $ 8      $24       $42      $ 93
BEA High Yield Fund...................................................  $ 7      $22       $39      $ 87
BEA Municipal Bond Fund...............................................  $10      $32       $55      $122
BEA Short Duration Fund...............................................  $ 6      $18       N/A       N/A


------------------------

The Example in this fee table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


This fee table is designed to assist an investor in understanding the various costs and expenses that an investor in each of the Funds will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management" below.) The expense figures in the fee table are based upon fees and costs incurred by the Funds (except the BEA Short Duration and Balanced Funds) during the fiscal year ended August 31, 1997. The expenses of the BEA Short Duration and Balanced Funds are based on expenses expected to be incurred by those Funds in the current fiscal period if the Funds offer shares to the public. Actual expenses may be greater or less than such costs and fees of the Institutional Shares set forth above. This fee table reflects voluntary waivers of Management and Administration Fees for the BEA International Equity, the BEA Emerging Markets Equity, the BEA U.S. Core Equity, the BEA Balanced, the BEA U.S. Core Fixed Income, the BEA Strategic Global Fixed Income, the BEA High Yield, the BEA Municipal Bond Fund and the BEA Short Duration Funds, respectively. The Adviser and Administrator are under no obligation with respect to such fee waivers, however, and there can be no assurance that any future waivers of Management and Administration Fees (if any) will not vary from the figures reflected in this fee table. To the extent any service providers assume additional expenses of any Fund, such assumption of additional expenses will have the effect of lowering a Fund's overall expense ratio and increasing its return to investors.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The tables below set forth certain information concerning the investment results of the BEA Institutional Classes representing interests in the BEA International Equity, the BEA Emerging Markets Equity, the BEA U.S. Core Equity, the BEA High Yield, the BEA U.S. Core Fixed Income, the BEA Strategic Global Fixed Income, and the BEA Municipal Bond Funds for each of the periods indicated. The financial data included in this table for each of the periods ended August 31, 1997, 1996, 1995, 1994 and 1993 are a part of the Company's Financial Statements for each of the above Funds which have been audited by Coopers & Lybrand L.L.P., the Company's independent accountants. The financial data included in this table should be read in conjunction with the financial statements and related notes. Financial Highlights are not available for the BEA Institutional Classes representing interests in the BEA Balanced Fund and the BEA Short Duration Fund because, as of the date of this Prospectus, these Funds had no operating history. Further information about the performance of the Funds is available in the Fund's Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained from the BEA Institutional Funds free of charge by calling (800) 401-2230.

                           BEA INSTITUTIONAL FUNDS OF
                               THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                             BEA INTERNATIONAL EQUITY FUND
                                     -----------------------------------------------------------------------------
                                                                                                        FOR THE
                                                                                                        PERIOD
                                        FOR THE         FOR THE         FOR THE         FOR THE       OCTOBER 1,
                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED       1992* TO
                                      AUGUST 31,      AUGUST 31,      AUGUST 31,      AUGUST 31,      AUGUST 31,
                                         1997            1996            1995            1994            1993
                                     -------------   -------------   -------------   -------------   -------------
Net asset value, beginning of
 period............................  $    19.41      $    18.24      $    20.73      $    18.73      $    15.00
                                     -------------   -------------   -------------   -------------   -------------
  Income from investment operations
    Net investment income..........        0.18            0.19            0.06            0.05            0.04
    Net realized and unrealized
     gains (losses) on securities
     and foreign currency
     transactions..................        2.89            1.05           (1.75)           2.60            3.69
                                     -------------   -------------   -------------   -------------   -------------
    Total from investment
     operations....................        3.07            1.24           (1.69)           2.65            3.73
                                     -------------   -------------   -------------   -------------   -------------
  Less Dividends and Distributions
    Dividends from net investment
     income........................       (0.26)          (0.07)             --           (0.05)             --
    Distributions from capital
     gains.........................          --              --           (0.80)          (0.60)             --
                                     -------------   -------------   -------------   -------------   -------------
    Total Dividends and
     Distributions.................       (0.26)          (0.07)          (0.80)          (0.65)             --
                                     -------------   -------------   -------------   -------------   -------------
    Net asset value, end of
     period........................  $    22.22      $    19.41      $    18.24      $    20.73      $    18.73
                                     -------------   -------------   -------------   -------------   -------------
                                     -------------   -------------   -------------   -------------   -------------
Total return.......................      15.93%         6.81%(d)     (8.06)%(d)        14.23%(d)       24.87%(c)(d)
Ratio/Supplementa1 Data
    Net assets, end of period
     (000's omitted)...............  $  568,510      $  682,271      $  773,255      $  767,190      $  268,404
    Ratio of expenses to average
     net assets....................     1.16%(a)        1.19%(a)        1.25%(a)        1.25%(a)        1.25%(a)(b)
    Ratio of net investment income
     to average net assets.........       0.71%           0.84%           0.35%           0.33%        0.41% (b)
    Portfolio turnover rate........        126%             86%             78%            104%         106% (c)
    Average commission rate(e).....  $   0.0039      $   0.0007             N/A             N/A             N/A



(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA International Equity Fund would have been 1.25%, 1.22%, 1.26% and 1.30% for the years ended August 31, 1997, 1996, 1995 and 1994, respectively and 1.46% annualized for the period ended August 31, 1993.

(b) Annualized.

(c) Not annualized.

(d) Redemption fees not reflected in total return.
(e) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.
* Commencement of operations.

                           BEA INSTITUTIONAL FUNDS OF
                               THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                 BEA EMERGING MARKETS EQUITY FUND
                                     -----------------------------------------------------------------------------------------
                                                                                                              FOR THE PERIOD
                                         FOR THE           FOR THE           FOR THE           FOR THE       FEBRUARY 1, 1993*
                                       YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED             TO
                                     AUGUST 31, 1997   AUGUST 31, 1996   AUGUST 31, 1995   AUGUST 31, 1994    AUGUST 31, 1993
                                     ---------------   ---------------   ---------------   ---------------   -----------------
Net asset value, beginning of
 period............................    $     18.20      $      17.67      $      24.58      $      18.38        $     15.00
                                     ---------------   ---------------   ---------------   ---------------   -----------------
  Income from investment
   operations
    Net investment income (loss)...           0.21              0.10              0.02             (0.03)              0.02
    Net realized and unrealized
     gains (losses) on securities
     and foreign currency
     transactions..................           1.30              0.48             (5.94)             6.64               3.36
                                     ---------------   ---------------   ---------------   ---------------   -----------------
    Total from investment
     operations....................           1.51              0.58             (5.92)             6.61               3.38
                                     ---------------   ---------------   ---------------   ---------------   -----------------
  Less Dividends and
   Distributions
    Dividends from net
     investment income.............          (0.07)            (0.05)            (0.07)            (0.09)                --
    Distributions from capital
     gains.........................             --              0.00             (0.92)            (0.32)                --
                                     ---------------   ---------------   ---------------   ---------------   -----------------
    Total Dividends and
     Distributions.................          (0.07)            (0.05)            (0.99)            (0.41)                --
                                     ---------------   ---------------   ---------------   ---------------   -----------------
    Net asset value, end of
     period........................    $     19.64      $      18.20      $      17.67      $      24.58        $     18.38
                                     ---------------   ---------------   ---------------   ---------------   -----------------
                                     ---------------   ---------------   ---------------   ---------------   -----------------
Total return.......................          8.31%           3.33%(d)       (24.42)%(d)         35.99%(d)       22.53%(c)(d)
Ratio/Supplemental Data
    Net assets, end of period
     (000's omitted)...............    $    83,012      $    114,691      $    128,323      $    140,675        $    21,988
    Ratio of expenses to
     average net assets............        1.49%(a)          1.49%(a)          1.50%(a)          1.50%(a)        1.50%(a)(b)
    Ratio of net investment
     income (loss) to average net
     assets........................          0.99%             0.63%             0.02%             (0.02)%          0.28%(b)
    Portfolio turnover rate........           147%               79%               79%               54%              38%(c)
    Average commission rate(e).....    $    0.0004      $     0.0005               N/A               N/A                N/A



(a) Without the voluntary waiver of advisory fees and administration fees and without the reimbursement of operating expenses , the ratios of expenses to average net assets for the BEA Emerging Markets Equity Fund would have been 1.63%, 1.62%, 1.61%, and 2.01% for the years ended August 31, 1997, 1996,
    1995, and 1994, respectively and 3.23% annualized for the period ended August 31, 1993.

(b) Annualized.

(c) Not annualized.

(d) Redemption fees not reflected in total return.
(e) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.
* Commencement of operations.

                           BEA INSTITUTIONAL FUNDS OF
                               THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                    BEA U.S. CORE EQUITY FUND              BEA U.S. CORE FIXED INCOME FUND
                                ---------------------------------   ---------------------------------------------
                                                         FOR THE                                         FOR THE
                                 FOR THE     FOR THE     PERIOD      FOR THE     FOR THE     FOR THE     PERIOD
                                  YEAR        YEAR      SEPTEMBER     YEAR        YEAR        YEAR      APRIL 1,
                                  ENDED       ENDED     1, 1994*      ENDED       ENDED       ENDED       1994*
                                 AUGUST      AUGUST     TO AUGUST    AUGUST      AUGUST      AUGUST     TO AUGUST
                                   31,         31,         31,         31,         31,         31,         31,
                                  1997        1996        1995        1997        1996        1995        1994
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of
 period.......................  $  19.05    $  17.86    $  15.00    $  15.06    $  15.42    $   14.77   $  15.00
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Income from investment
   operations
    Net investment income.....      0.14        0.20        0.22        0.92        0.95         0.88       0.42
    Net realized and
     unrealized gains (losses)
     on securities and foreign
     currency transactions....      6.82        2.81        2.72        0.76       (0.16)        0.61      (0.40)
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------
    Total from investment
     operations...............      6.96        3.01        2.94        1.68        0.79         1.49       0.02
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Less Dividends and
   Distributions
    Dividends from net
     investment income........     (0.20)      (0.21)      (0.08)      (0.97)      (0.93)       (0.84)     (0.25)
    Distributions from capital
     gains....................     (1.41)      (1.61)         --       (0.12)      (0.22)          --         --
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------
    Total Dividends and
     Distributions............     (1.61)      (1.82)      (0.08)      (1.09)      (1.15)       (0.84)     (0.25)
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------
    Net asset value, end of
     period...................  $  24.40    $  19.05    $  17.86    $  15.65    $  15.06    $   15.42   $  14.77
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------
Total return..................    38.32%      17.59%      19.75%      11.53%     5.23%(c)      10.60%    0.17%(c)
Ratio/Supplemental Data
    Net assets, end of period
     (000's omitted)..........  $ 86,182    $ 59,015    $ 31,644    $177,219    $118,596    $  99,250   $ 30,016
    Ratio of expenses to
     average net assets.......   1.00%(a)    1.00%(a)    1.00%(a)    0.50%(a)    0.50%(a)     0.50%(a)  0.50%(a)(b)
    Ratio of net investment
     income to average net
     assets...................     0.67%       1.25%       1.59%       6.31%       6.43%        6.47%    6.04%(b)
    Portfolio turnover rate...       93%        127%        123%      372%(c)       201%         304%     186%(c)
    Average commission
     rate(d)..................  $ 0.0592    $ 0.0614         N/A         N/A         N/A          N/A        N/A



(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA U.S. Core Equity Fund Institutional Class would have been 1.18% and 1.34% for the years ended August 31, 1997 and 1996, respectively, and 1.51% annualized for the period ended August 31, 1995. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA U.S. Core Fixed Income Fund Institutional Class would have been .78%, .78% and .84% for the years ended August 31, 1997, 1996 and 1995, respectively, and .99% annualized for the period ended August 31, 1994.


(b) Annualized.


(c) Not annualized.


(d) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.

* Commencement of operations.

                           BEA INSTITUTIONAL FUNDS OF
                               THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                        BEA STRATEGIC GLOBAL FIXED INCOME FUND
                                     -----------------------------------------------------------------------------
                                          FOR THE             FOR THE             FOR THE         FOR THE PERIOD
                                        YEAR ENDED          YEAR ENDED          YEAR ENDED       JUNE 28, 1994* TO
                                      AUGUST 31, 1997     AUGUST 31, 1996     AUGUST 31, 1995     AUGUST 31, 1994
                                     -----------------   -----------------   -----------------   -----------------
Net asset value, beginning of
 period............................  $        15.75      $        15.67      $        15.00      $        15.00
                                     -----------------   -----------------   -----------------   -----------------
  Income from investment operations
    Net investment income..........            0.85                0.87                1.06                0.15
    Net realized and unrealized
     gains (losses) on securities
     and foreign currency
     transactions..................           (0.16)               0.58                0.49               (0.15)
                                     -----------------   -----------------   -----------------   -----------------
    Total from investment
     operations....................            0.69                1.45                1.55                  --
                                     -----------------   -----------------   -----------------   -----------------
  Less Dividends and Distributions
    Dividends from net investment
     income........................           (0.71)              (1.22)              (0.88)                 --
    Distributions from capital
     gains.........................           (0.32)              (0.15)                 --                  --
                                     -----------------   -----------------   -----------------   -----------------
    Total Dividends and
     Distributions.................           (1.03)              (1.37)              (0.88)                 --
                                     -----------------   -----------------   -----------------   -----------------
    Net asset value, end of
     period........................  $        15.41      $        15.75      $        15.67      $        15.00
                                     -----------------   -----------------   -----------------   -----------------
                                     -----------------   -----------------   -----------------   -----------------
Total return.......................           4.48%               9.65%              10.72%             0.00%(c)
Ratio/Supplemental Data
    Net assets, end of period
     (000's omitted)...............  $       44,285      $       38,348      $       19,565      $        6,300
    Ratio of expenses to average
     net assets....................         0.75%(a)            0.75%(a)            0.75%(a)         0.75%(a)(b)
    Ratio of net investment income
     (loss) to average net
     assets........................           5.31%               7.37%               7.26%             5.64%(b)
    Portfolio turnover rate........             98%                 87%                 91%                0%(c)



(a) Without the voluntary waiver of advisory fees and administration fees and without the reimbursement of operating expenses, the ratios of expenses to average net assets for the BEA Strategic Global Fixed Income Fund would have been 0.98%, 1.07% and 1.29% for the years ended August 31, 1997, 1996 and 1995, respectively and 1.92% annualized for the period ended August 31, 1994.


(b) Annualized.


(c) Not annualized.


* Commencement of operations.

                           BEA INSTITUTIONAL FUNDS OF
                               THE RBB FUND, INC.
                              Financial Highlights
                (For a Share Outstanding Throughout each Period)


                                                                    BEA HIGH YIELD FUND
                                     ---------------------------------------------------------------------------------
                                        FOR THE         FOR THE         FOR THE         FOR THE       FOR THE PERIOD
                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      MARCH 31, 1993*
                                      AUGUST 31,      AUGUST 31,      AUGUST 31,      AUGUST 31,            TO
                                         1997            1996            1995            1994         AUGUST 31, 1993
                                     -------------   -------------   -------------   -------------   -----------------
Net asset value, beginning of
 period............................   $   16.09       $   15.72       $   15.94       $   16.94       $       15.00
                                     -------------   -------------   -------------   -------------   -----------------
  Income from investment operations
    Net investment income..........        1.37            1.47            1.42            1.20                0.52
    Net realized and unrealized
     gains (losses) on securities
     and foreign currency
     transactions..................        0.96            0.40           (0.30)          (0.77)               1.42
                                     -------------   -------------   -------------   -------------   -----------------
    Total from investment
     operations....................        2.33            1.87            1.12            0.43                1.94
                                     -------------   -------------   -------------   -------------   -----------------
  Less Dividends and Distributions
    Dividends from net investment
     income........................       (1.34)          (1.50)          (1.34)          (1.43)                 --
    Distributions from capital
     gains.........................          --              --              --              --                  --
                                     -------------   -------------   -------------   -------------   -----------------
    Total Dividends and
     Distributions.................       (1.34)          (1.50)          (1.34)          (1.43)                 --
                                     -------------   -------------   -------------   -------------   -----------------
    Net asset value, end of
     period........................   $   17.08       $   16.09       $   15.72       $   15.94       $       16.94
                                     -------------   -------------   -------------   -------------   -----------------
                                     -------------   -------------   -------------   -------------   -----------------
Total return.......................      15.17%          12.42%         7.79%(d)        2.24%(d)        12.93%(c)(d)
Ratio/Supplemental Data
    Net assets, end of period
     (000's omitted)...............   $  92,630       $  75,849       $ 153,621       $ 143,517       $      98,357
    Ratio of expenses to average
     net assets....................     0.70%(a)        0.88%(a)        1.00%(a)        1.00%(a)         1.00%(a)(b)
    Ratio of net investment income
     (loss) to average net
     assets........................       8.44%           8.92%           9.37%           7.73%             7.56%(b)
    Portfolio turnover rate........         84%            143%             70%            121%               72%(c)



(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA High Yield Fund would have been 1.13%, 1.11%, 1.08%, and 1.13% annualized for the years ended August 31, 1997, 1996, 1995 and 1994, respectively, and 1.17% annualized for the period ended August 31, 1993.


(b) Annualized.

(c) Not annualized.

(d) Redemption fees not reflected in total return.

* Commencement of operations.

                           BEA INSTITUTIONAL FUNDS OF
                               THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                    BEA MUNICIPAL BOND FUND
                                     -----------------------------------------------------
                                                                                 FOR THE
                                                                                 PERIOD
                                       FOR THE       FOR THE       FOR THE      JUNE 20,
                                     YEAR ENDED    YEAR ENDED    YEAR ENDED     1994* TO
                                     AUGUST 31,    AUGUST 31,    AUGUST 31,    AUGUST 31,
                                        1997          1996          1995          1994
                                     -----------   -----------   -----------   -----------
Net asset value, beginning of
 period............................   $   14.65     $   15.46     $   15.06     $   15.00
                                     -----------   -----------   -----------   -----------
  Income from investment operations
    Net investment income..........        0.72          0.73          0.71          0.09
    Net realized and unrealized
     gains (losses) on securities
     and foreign currency
     transactions..................        0.65         (0.37)         0.50         (0.03)
                                     -----------   -----------   -----------   -----------
    Total from investment
     operations....................        1.37          0.36          1.21          0.06
                                     -----------   -----------   -----------   -----------
  Less Dividends and Distributions
    Dividends from net investment
     income........................       (0.72)        (0.74)        (0.76)           --
    Distributions from capital
     gains.........................       (0.46)        (0.43)        (0.05)           --
                                     -----------   -----------   -----------   -----------
    Total Dividends and
     Distributions.................       (1.18)        (1.17)        (0.81)           --
                                     -----------   -----------   -----------   -----------
    Net asset value, end of
     period........................   $   14.84     $   14.65     $   15.46     $   15.06
                                     -----------   -----------   -----------   -----------
                                     -----------   -----------   -----------   -----------
Total return.......................       9.74%         2.27%         8.42%       0.40%(c)
Ratio/Supplemental Data
    Net assets, end of period
     (000's omitted)...............   $  19,810     $  19,581     $  48,978     $  42,310
    Ratio of expenses to average
     net assets....................     1.00%(a)      1.00%(a)      1.00%(a)   1.00%(a)(b)
    Ratio of net investment income
     (loss) to average net
     assets........................       4.88%         4.62%         4.76%       3.27%(b)
    Portfolio turnover rate........         43%           34%           25%          9%(c)



(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA Municipal Bond Fund would have been 1.37%, 1.42% and 1.19% for the years ended August 31, 1997, 1996 and 1995, respectively, and 1.34% annualized for the period ended August 31, 1994.


(b) Annualized.

(c) Not annualized.

* Commencement of operations.

----------------------------------------------

THE COMPANY


The Company is an open-end management investment company that currently operates or proposes to operate twenty-two separate investment portfolios. Each of the BEA Institutional Funds represents an interest in a separate portfolio. Each Fund is non-diversified. The Company was incorporated in Maryland on February 29, 1988.


The Funds are designed primarily for investors seeking investment of funds held in an institutional, fiduciary, advisory, agency, custodial or other similar capacity, which may include the investment of funds held or managed by broker-dealers, investment counselors, insurance companies, employee benefit plans, colleges, churches, charities, corporations and other institutions. Shares are currently available for purchase by investors who have entered into an investment management agreement with BEA or its affiliates. In addition, Shares may be purchased directly by certain individuals described in "How to Purchase Shares." Institutional investors such as those listed above may purchase Shares for discretionary or nondiscretionary accounts maintained by individuals.
----------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES


The investment objective of each Fund may not be changed without the affirmative vote of a majority of the Fund's outstanding shares (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). As with other mutual funds, there can be no assurance that any Fund will achieve its investment objective. Because of their different investment emphases, each Fund should be considered as a vehicle for diversification within a larger investment portfolio and not as a balanced investment program by itself. The Statement of Additional Information contains a more detailed description of the various investments and investment techniques used by the Funds.


BEA INTERNATIONAL EQUITY FUND


The BEA International Equity Fund's investment objective is to seek long-term appreciation of capital by investing primarily in equity securities of non-U.S. issuers. The Fund defines equity securities of non-U.S. issuers as securities of issuers whose principal activities are outside the United States. The Fund expects that its investments will be concentrated in Argentina, Australia, Austria, Brazil, Canada, Chile, Colombia, Denmark, Finland, France, Germany, Greece, Hungary, Israel, Italy, Japan, Malaysia, Mexico, The Netherlands, New Zealand, Norway, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Thailand, the United Kingdom and Venezuela. The Fund may invest in securities of issuers in Emerging Markets, as defined below under "Investment Objectives and Policies -- BEA Emerging Markets Equity Fund," but does not expect to invest more than 40% of its total assets in securities of issuers in Emerging Markets. The Fund will invest in securities of issuers from at least three countries outside the United States.



Under normal market conditions, the Fund will invest a minimum of 80% of its total assets in equity securities of non-U.S. issuers. Such equity securities may include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depositary receipts of companies.


The Fund may invest up to 20% of its total assets in debt securities issued by U.S. or foreign governments or corporations, although it does not currently intend to invest more than 5% of its net assets in debt securities. The Fund has no limitation on the maturity or the credit quality of the debt securities in which it invests, which may include lower-rated debt securities. See "Risk Factors -- Lower-Rated Securities."


BEA EMERGING MARKETS EQUITY FUND


The BEA Emerging Markets Equity Fund's investment objective is to seek long-term appreciation of capital by investing primarily in equity securities of issuers in "Emerging Markets." As used in this Prospectus, an Emerging Market is any country which is generally considered to be an emerging or developing country by the World Bank and the International Finance Corporation, as well as countries that are classified by the United Nations as emerging or developing, at the time of the Fund's investment. The countries that will not be considered Emerging Markets include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Switzerland, the United Kingdom and the United States. Under normal market conditions, the Fund will invest a minimum of 80% of its total assets in equity securities of issuers in Emerging Markets. The Fund will not necessarily seek to diversify investments on a geographical basis or on the basis of the level of economic development of any particular country. The Fund will at all times, except during defensive periods, maintain investments in at least three Emerging Markets.



The Fund normally will not select portfolio securities on the basis of their dividend or income potential unless BEA believes the income will contribute to the securities' capital appreciation potential.


An equity security of an issuer in an Emerging Market is defined as common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depositary receipts of companies: (i) the principal securities trading market for which is in an Emerging Market; (ii) whose principal trading market is in any country, provided that, alone or on a consolidated basis, they derive 50% or more of their annual revenue from either goods produced, sales made or services performed in Emerging Markets; or (iii) that are organized under the laws of, and with a principal office in, an Emerging Market. Determinations as to eligibility will be made by BEA based on publicly available information and inquiries made to the companies.


To the extent that the Fund's assets are not invested as described above, the remainder of the assets may be invested in government or corporate debt securities of Emerging Market or developed countries, although the Fund does not presently intend to invest more than 5% of its net assets in debt securities. Debt securities may include lower-rated debt securities. See "Risk Factors -- Lower-Rated Securities."


BEA U.S. CORE EQUITY FUND


The BEA U.S. Core Equity Fund will seek to provide long-term appreciation of capital by investing primarily in U.S. equity securities. Under normal market conditions, the BEA U.S. Core Equity Fund will invest 65% of the value of its total assets in U.S. equity securities.

Equity securities include common stocks, preferred stocks, and securities which are convertible into common stock and readily marketable securities, such as rights and warrants, which derive their value from common stock. The BEA U.S. Core Equity Fund may also purchase without limitation dollar-denominated American Depository Receipts ("ADRs") of foreign issuers and similar securities. For defensive purposes, the BEA U.S. Core Equity Fund may invest in fixed income securities and in money market instruments.


The BEA U.S. Core Equity Fund normally will not emphasize dividend or interest income in choosing securities, unless BEA believes the income will contribute to the securities' appreciation potential.

BEA BALANCED FUND

The BEA Balanced Fund's investment objective is to maximize total return consistent with preservation of capital through both income and capital appreciation.


The Fund will invest in domestic equity and debt securities and cash equivalent instruments. The proportion of the Fund's assets to be invested in each type of security will vary from time to time in accordance with BEA's assessment of economic conditions and investment opportunities. The asset allocation strategy is based on the premise that, from time to time, certain asset classes are more attractive long-term investments than others. Timely shifts among equity securities, debt securities and cash equivalent instruments, as determined by their relative valuation, should produce superior investment returns over the long term. In general, the Fund will not attempt to predict short-term market movements or interest rate changes, focusing instead upon a longer-term outlook. BEA anticipates that under normal market conditions between 35% and 65% of the Fund's total assets will be invested in equity securities and between 35% and 65% will be invested in debt securities.



The Fund will be managed by teams of BEA managers, each dedicated to managing a portion of the Fund's assets. The BEA Domestic Equity Management Team will manage the Equity portion of the Fund, which will invest primarily in common stocks, preferred stocks, securities which are convertible into common stocks, and rights and warrants which derive their value from common stocks. The BEA Fixed Income Management Team will manage the Fixed Income portion of the Fund, which will invest primarily in domestic fixed-income securities including, without limitation, bonds, debentures, notes, equipment leases and trust certificates, mortgage-related securities, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or by states or municipalities. Under normal market conditions, the Fund will seek to maintain an average weighted quality of its debt and convertible securities comparable to the AA rating of Standard & Poor's Ratings Service ("S&P"). Subject to this condition, the Fund may invest in lower-rated debt securities. See "Risk Factors -- Lower-Rated Securities." For more information on the Management Teams, see "Management -- Investment Adviser."



Under normal market conditions, at least 35% of the Fund's total assets will be invested in fixed-income securities and at least 35% will be invested in equity securities. The actual percentage of assets invested in equity and fixed-income securities will vary from time to time in accordance with BEA's analysis of economic conditions and the underlying values of securities.

BEA U.S. CORE FIXED INCOME FUND


The BEA U.S. Core Fixed Income Fund will seek to provide high total return by investing at least 65% of the value of its total assets in domestic fixed income securities consistent with comparable broad market fixed-income indices. Debt securities may include, without limitation, bonds, debentures, notes, equipment lease and trust certificates, mortgage-related securities, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The BEA U.S. Core Fixed Income Fund may invest up to 35% of the value of its total assets in debt securities of foreign issuers including emerging market debt. With respect to 35% of the Fund's total assets, the Fund may also invest in other securities including but not limited to equity and equity-related securities. Under normal market conditions, the Fund will seek to maintain an average dollar-weighted credit rating comparable to the "AA" rating of S&P. Subject to this condition, however, the Fund may invest in lower-rated debt securities. See "Risk Factors -- Lower-Rated Securities." The Adviser estimates that the average weighted maturity of the Fund will range between 5 and 15 years.


Depending upon prevailing market conditions, the BEA U.S. Core Fixed Income Fund may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. An increase in interest rates will generally reduce the value of the fixed income investments in the Fund and a decline in interest rates will generally increase the value of those investments.

BEA STRATEGIC GLOBAL FIXED INCOME FUND


The BEA Strategic Global Fixed Income Fund will seek to provide high total return by investing 65% of the value of its total assets in fixed income securities issued by foreign and domestic corporations, governments and agen-cies. Under normal market conditions, the Fund will seek to maintain an average weighted quality comparable to the four highest bond ratings of S&P (i.e., BBB or better, commonly referred to as "investment grade"). The Fund may invest in fixed-income securities which may have equity characteristics, such as convertible bonds. The BEA Strategic Global Fixed Income Fund will not limit its investments in securities rated below investment grade by recognized rating agencies or in comparable unrated securities. The portion of the Fund's assets invested in various countries will vary from time to time depending on BEAs assessment of market opportunities. There is no limit on investments in any region, country or currency, although the BEA Strategic Global Fixed Income Fund will normally invest in at least three different countries.



In addition to fixed income securities issued by foreign and domestic corporations, the BEA Strategic Global Fixed Income Fund may also invest in foreign government securities ("sovereign bonds"), U.S. Government securities including government agencies' securities, debt obligations of supranational entities, Brady Bonds, loan participations and assignments, convertible securities, mortgage-backed securities, asset-backed securities, zero-coupon securities, when-issued securities, repurchase and reverse repurchase agreements and dollar rolls, and the BEA Strategic Global Fixed Income Fund may lend portfolio securities to broker-dealers or institutional investors. For defensive purposes the Fund may invest up to 100% of its assets in U.S. Government securities, including government agencies' securities and Temporary Investments. See "Common Investment Policies -- All Funds" and "Common Investment Objectives and Policies" in the Statement of Additional Information for a discussion of these and other investment policies and strategies.

BEA HIGH YIELD FUND


The BEA High Yield Fund seeks to provide high total return by investing primarily in high yield fixed-income securities issued by corporations, govern-ments and agencies, both U.S. and foreign. Under normal market conditions, the Fund will invest a minimum of 65% of its total assets in such high yield fixed-income securities, with the remainder invested in fixed-income securities which may have equity characteristics, such as convertible bonds. The Fund is not limited in the extent to which it can invest in securities rated below investment grade by recognized rating agencies or in comparable unrated securities. See "Risk Factors -- Lower Rated Securities." The portion of the Fund's assets invested in various countries will vary from time to time depending on BEA's assessment of market opportunities.



The value of the securities held by the Fund, and thus the net asset value of the Shares of the Fund, generally will vary inversely in relation to changes in prevailing interest rates. Also, the value of such securities may be affected by changes in real or perceived creditworthiness of the issuers. The Fund may purchase debt securities of any maturity, and the average maturity of the Fund's assets will vary based upon BEA's assessment of economic and market conditions.


BEA MUNICIPAL BOND FUND


The BEA Municipal Bond Fund seeks to provide high total return by investing at least 65% of the value of its total assets in fixed-income securities issued by state and local governments ("Municipal Obligations"), although the BEA Municipal Bond Fund may invest its assets without limitation in securities of below investment-grade quality. The BEA Municipal Bond Fund may invest up to 40% of its assets in municipal obligations the interest on which constitutes an item of tax preference for purposes of the federal alternative minimum tax ("Alterative Minimum Tax Securities").


The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.


Eligible Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are considered Municipal Obligations.



Also included within the general category of Municipal Obligations are participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations") entered into by a state or political subdivision to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations do not constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged, certain lease obligations are backed by the lessee's covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the lessee has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet as marketable as more conventional securities. Moreover, certain investments in lease obligations may be illiquid and subject to the investment limitations described in the Statement of Additional Information under "Common Investment Policies -- All Funds -- Illiquid Securities."


BEA SHORT DURATION FUND


The BEA Short Duration Fund seeks to provide investors with as high a level of current income as is consistent with the preservation of capital. The Adviser will seek to maintain a duration of approximately one year, but may vary the Fund's duration depending upon market conditions. Under normal circumstances, the dollar-weighted average life of the Fund's investment securities will be longer than six months and less than three years. Under normal circumstances, the average duration of the Fund's investments will not exceed 1.5 years. Since the Fund ordinarily will invest in securities with longer maturities than those found in money market funds, its total return is expected to be higher and fluctuations in its net asset value are expected to be greater. Unlike money market funds, however, the Fund does not seek to maintain a stable net asset value and may not be able to return dollar-for-dollar the money invested. Moreover, there can be no assurance that the Fund's investment objective will be achieved.



The BEA Short Duration Fund will invest primarily in U.S. dollar and foreign currency denominated debt securities and securities with debt-like characteristics (bearing interest or having a stated principal), such as bonds, debentures, notes, mortgage-related securities (including stripped mortgage-backed securities), asset-backed securities, municipal obligations and convertible debt obligations of domestic and foreign issuers throughout the world, including supranational entities. These securities also include money market instruments consisting of U.S. Government securities, certificates of de-posit, time deposits, bankers' acceptances, short-term investment grade corporate bonds, participation interests and other short-term debt instruments, and repurchase agreements. The Fund also may purchase shares of other invest-ment companies that invest in these securities to the extent permitted under the 1940 Act. The Adviser will endeavor to hedge foreign currency denominated debt using various investment techniques in an effort to minimize fluctuations in the Fund's net asset value resulting from fluctuations in currency exchange rates relative to the U.S. dollar.



The maturity of any single instrument held by the Fund is not limited. The Adviser will seek to maintain a duration of approximately one year, but may vary the Fund's duration depending upon market conditions. The duration of the Fund's investments, however, under normal circumstances, will not exceed 1.5 years. As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates fell 1%. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Fund, the Adviser will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as option-adjusted duration.



The average dollar-weighted credit rating of the securities held by the Fund will be at least the equivalent of A- by Moody's Investors Service, Inc. ("Moody's"), S&P, Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps, Inc. ("Duff"). To attempt to further limit risk, each security in which the Fund invests must be rated at least Baa by Moody's or BBB by S&P, Fitch or Duff or, if unrated, deemed to be of comparable quality by the Adviser. Debt securities in the lowest investment-grade debt category (e.g., bonds rated BBB by S&P or Baa by Moody's) may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. The average dollar-weighted portfolio credit rating will be measured on the basis of the dollar value of the securities purchased and their credit rating without reference to rating subcategories. Subject to the average dollar-weighted portfolio credit rating condition, the Fund may retain a debt security which was rated as investment grade at the time of purchase but whose rating is subsequently downgraded below investment grade. In addition, the Fund may invest up to 5% of net assets in lower-rated debt securities. See "Risk Factors -- Lower-Rated Securities."


The Short Duration Fund may engage in currency exchange transactions to attempt to protect against uncertainty in the level of future exchange rates. In addition, the Fund may utilize various other investment techniques and practices, such as options and futures transactions, buying and selling interest rate and currency swaps, caps, floors and collars, and short sales to further hedge against the overall risk to the Fund. The Fund also may engage in leveraging, lending portfolio securities, purchasing securities on a when-issued or forward commitment basis and purchasing illiquid securities.


COMMON INVESTMENT POLICIES -- ALL FUNDS


This section describes certain investment policies that are common to each Fund. These policies are described in more detail in the Statement of Additional Information.

    TEMPORARY INVESTMENTS. For defensive purposes or during temporary periods in which BEA believes changes in economic, financial or political conditions make it advisable, each Fund may reduce its holdings in equity and other securities and invest up to 100% of its assets in cash or certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) interest-bearing instruments or deposits of United States and foreign issuers. Such investments may include, but are not limited to, commercial paper, certificates of deposit, variable or floating rate notes, bankers' acceptances, time deposits, government securities and money market deposit accounts. See Statement of Additional Information, "Common Investment Policies -- Temporary Investments." To the extent permitted by their investment objectives and policies, the Funds may hold cash or cash equivalents pending investment.



    BORROWING. A Fund may borrow up to 33 1/3 percent of its total assets without obtaining shareholder approval. The Adviser intends to borrow or to engage in reverse repurchase agreements or dollar roll transactions only for temporary or emergency purposes. See Statement of Additional Information, "Common Investment Policies -- All Funds -- Reverse Repurchase Agreements" and "-- Borrowing."



    LENDING OF PORTFOLIO SECURITIES. A Fund may also lend its portfolio securities to financial institutions against collateral consisting of cash, U.S. Government securities or irrevocable bank letters of credit, which are equal at all times to at least 100% of the value of the securities loaned. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Fund's investment adviser to be of good standing and only when, in the adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Portfolio's securities will be fully collateralized and marked to market daily. A Portfolio may not make loans in excess of 30% of the value of its total assets.


    RULE 144A SECURITIES. Rule 144A securities are securities which are restricted as to resale to the general public, but which may be resold to qualified institutional buyers. Each Fund may invest in Rule 144A securities that BEA has determined are liquid pursuant to guidelines established by the Company's Board of Directors.


    INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.



    PORTFOLIO TURNOVER. BEA will effect portfolio transactions in each Fund without regard to holding periods if, in its judgment, such transactions are advisable in light of general market, economic or financial conditions. The past portfolio ratios for the operational Funds are set forth above under "Financial Highlights." Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates (100% or more) will generally result in higher transaction costs to a Fund and may result in the realization of short-term capital gains that are taxable to shareholders as ordinary income. The Short Duration Fund and the Balanced Fund anticipate that, under normal conditions, their annual portfolio turnover rate for the Fund should not exceed 100%. However, it is impossible to predict portfolio turnover rates. The amount of portfolio activity will not be a limiting factor when making portfolio decisions. The Portfolio turnover rates for the Funds are set forth above under "Financial Highlights." See the Statement of Additional Information, "Portfolio Transactions" and "Taxes."



The Statement of Additional Information contains additional investment policies and strategies of the Funds.



COMMON INVESTMENT POLICIES -- BEA INTERNATIONAL EQUITY, BEA EMERGING MARKETS EQUITY, BEA U.S. CORE EQUITY, BEA BALANCED, BEA U.S. CORE FIXED INCOME, BEA STRATEGIC GLOBAL FIXED INCOME, BEA HIGH YIELD AND BEA SHORT DURATION FUNDS



    FOREIGN CURRENCY TRANSACTIONS. BEA may seek to hedge against a decline in value of a Fund's non-dollar denominated portfolio securities resulting from currency devaluations or fluctuations. Unless the BEA International Equity, the BEA Emerging Markets Equity, the BEA U.S. Core Equity, the BEA Balanced, the BEA U.S. Core Fixed Income, the BEA Strategic Global Fixed Income, the BEA High Yield and the BEA Short Duration Funds engage in currency hedging transactions, they will be subject to the risk of changes in relation to the U.S. dollar of the value of the foreign currencies in which their assets are denominated. These Funds may also seek to protect, during the period prior to its remittance, the value of the amount of interest, dividends and net realized capital gains received or to be received in a local currency that it intends to remit out of a foreign country by investing in high-quality short-term U.S. dollar-denominated debt securities of such country and/or participating in the forward currency market for the purchase of U.S. dollars in the country. There can be no guarantee that suitable U.S. dollar-denominated investments will be available at the time BEA wishes to use them to hedge amounts to be remitted.


The Funds may also enter into contracts to purchase and sell forward foreign currency exchange contracts to seek to enhance total return. To the extent that such contracts are entered into for this purpose, they are considered speculative. If a Fund enters into such a contract for any purpose, the Fund will be required to place cash or liquid assets in a segregated account with the Company's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the contract. The Funds will not invest more than 10% of their respective total assets in such contracts for the purpose of enhancing total return. There is no limit on the amount of assets that the Funds may invest in such transactions for hedging purposes.



A Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of BEA, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. See "Risk Factors" for a discussion of the risks of foreign forward currency exchange contracts.


    MORTGAGE-RELATED PASS-THROUGHS AND DERIVATIVES. The Funds may invest in mortgage-related securities. Purchasable mortgage-related securities are represented by pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by private issuers such as commercial investment banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates mortgages underlying securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by an unscheduled prepayment on underlying mortgages and, therefore, it is not possible to predict accurately the security's return to these Funds.


Mortgage-related securities acquired by these Funds may include collateralized mortgage obligations ("CMOs") issued by FNMA, FHLMC or other U.S. Government agencies or instrumentalities, as well as by private issuers. These securities may be considered mortgage derivatives. CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities.



The BEA Short Duration Fund may purchase stripped mortgage-backed securities ("SMBS"), which evidence ownership in future interest payments or the future principal payments on obligations of the U.S. Government and other obligations. SMBS may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. In addition, the market value of SMBS can be extremely volatile in response to higher interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields and there is a greater risk that the initial investment will not be fully recouped.


    ASSET-BACKED SECURITIES. The Funds may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans.

Asset-backed securities may involve certain risks arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). For example, credit card receivables are generally unsecured and may require the repossession of personal property upon the default of the debtor which may be difficult or impracticable in some cases. Asset-backed securities are considered an industry for industry concentration purposes, and the Funds will therefore not purchase any asset-backed securities which would cause 25% or more of a Fund's total assets at the time of purchase to be invested in asset-backed securities.


    CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. The Funds will invest in convertible securities without regard to their credit ratings. See "Risk Factors -- Lower Rated Securities" below.

SUPPLEMENTAL INVESTMENT POLICIES -- BEA MUNICIPAL BOND FUND


    TAX-EXEMPT DERIVATIVES AND OTHER MUNICIPAL OBLIGATIONS. The BEA Municipal Bond Fund may invest in tax-exempt derivative securities relating to Municipal Obligations, including tender option bonds, participations, beneficial interests in trusts and partnership interests. A typical tax-exempt derivative security involves the purchase of an interest in a pool of Municipal Obligations which interest includes a tender option, demand or other feature allowing the Fund to tender the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. A participation interest gives the Fund an undivided interest in a Municipal Obligation in the proportion the Fund's participation bears to the total principal amount of the Municipal Obligation, and typically provides for a repurchase feature for all or any part of the full principal amount of the participation interest, plus accrued interest. Trusts and partnerships are typically used to convert long-term fixed rate high quality bonds of a single state or municipal issuer into variable or floating rate demand instruments.



During normal market conditions, up to 20% of the BEA Municipal Bond Fund's net assets may be invested in securities which are not Municipal Obligations; at least 80% of the BEA Municipal Bond Fund's net assets will be invested in Municipal Obligations the interest on which is exempt from regular federal income tax. During temporary defensive periods, the BEA Municipal Bond Fund may invest without limitation in obligations which are not Municipal Obligations and may hold without limitation uninvested cash reserves. Such securities may include, without limitation, bonds, notes, variable rate demand notes and commercial paper, provided such securities are rated within the relevant categories, applicable to Municipal Obligations set forth above, or if unrated, are of comparable quality as determined by the Adviser, and may also include, without limitation, other debt obligations, such as bank obligations. The BEA Municipal Bond Fund may acquire "stand-by commitments" with respect to Municipal Obligations held by it. Under a stand-by commitment, a dealer agrees to purchase at the BEA Municipal Bond Fund's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The BEA Municipal Bond Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.


The amount of information regarding the financial condition of issuers of Municipal Obligations may not be as extensive as that which is made available by public corporations and the secondary market for Municipal Obligations may be less liquid than that for taxable fixed-income securities. Accordingly, the ability of the BEA Municipal Bond Fund to buy and sell tax-exempt securities may, at any particular time and with respect to any particular securities, be limited.

SUPPLEMENTAL INVESTMENT POLICIES -- BEA SHORT DURATION FUND

    INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS. The Short Duration Fund may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Fund will enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Fund also may enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed-rate payments). The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the seller of such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments on a notional principal amount from the seller of such interest rate floor. A collar has aspects of both a cap and a floor.


The BEA Short Duration Fund may enter into these transactions on either an asset-based or liability-based basis depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Short Duration Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's Custodian. If the Fund enters into an interest rate swap other than on a net basis, the Fund would maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. The Fund will enter into swap, cap or floor transactions with its Custodian, and with other counterparties, but only if: (i) for transactions with maturities under one year, such other counterparty has outstanding short-term paper rated at least A-1 by S&P, Prime-I by Moody's, F-1 by Fitch or Duff-I by Duff, or (ii) for transactions with maturities greater than one year, the counterparty has outstanding debt securities rated at least Aa by Moody's or AA by S&P, Fitch or Duff. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. To the extent the Fund sells (i.e., writes) caps and floors, it will maintain in a segregated account cash or liquid securities having an aggregate net asset value at least equal to the full amount accrued on a daily basis, of the Fund's obligations with respect to any caps or floors.



The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. The Fund may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

----------------------------------------------

INVESTMENT LIMITATIONS


Each Fund is subject to the following fundamental investment limitations, which may not be changed with respect to a Fund without shareholder approval. A complete list of the Funds' fundamental investment limitations is set forth in the Statement of Additional Information under "Investment Limitations."


Each Fund may not:


        Borrow money or issue senior securities, except that each Fund may borrow from institutions and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. Each Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation.



Any investment policy or limitation which involves a maximum or minimum percentage of securities shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by a Fund.

----------------------------------------------

RISK FACTORS

    FOREIGN SECURITIES. Investing in the securities of non-U.S. issuers involves opportunities and risks that are different from investing in the securities of U.S. issuers. The risks associated with investing in securities of non-U.S. issuers are generally heightened for investments in securities of issuers in Emerging Markets.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Funds may hold from time to time various foreign currencies pending their investment in foreign securities or their conversion into U.S. dollars, the value of the Funds' assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in exchange rates. In addition, investors should realize that the value of the Funds' investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations in those foreign nations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from that of the United States, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. The Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. Expenses relating to foreign investments are higher than those relating to domestic securities. In addition, there is generally less government supervision and regulation of secu-rities exchanges, brokers and issuers in foreign countries than in the United States.


    FOREIGN CURRENCY TRANSACTIONS. The market in forward foreign currency exchange contracts offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by BEA.


    LOWER-RATED SECURITIES. The widespread expansion of government, consumer and corporate debt within the economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. Because lower-rated debt securities involve issuers with weaker credit fundamentals (such as debt-to-equity ratios, interest charge coverage, earnings history and the like), an economic downturn, or increases in interest rates, could severely disrupt the market for lower-rated debt securities and adversely affect the value of outstanding debt securities and the ability of the issuers to repay principal and interest.


Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. The markets for and prices of lower-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a debt security owned by a Fund defaulted, the Fund could incur additional expenses in seeking recovery with no guaranty of recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and a Fund's net asset value. Lower-rated debt securities also present risks based on payment expectations. For example, lower-rated debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a lower-rated debt security's value will decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences unexpected net redemptions, this may force it to sell its lower-rated debt securities, without regard to their investment merits, thereby decreasing the asset base upon which a Fund's expenses can be spread and possibly reducing a Fund's rate of return.


In addition, to the extent that there is no established retail secondary market, there may be thin trading of lower-rated debt securities, and this may have an impact on BEA's ability to both value accurately lower-rated debt securities and the Fund's assets, as judgment plays a greater role when reliable objective data are unavailable, and to dispose of the debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated debt securities, especially in a thinly traded market.


    FIXED INCOME SECURITIES. The value of the securities held by a Fund, and thus the net asset value of the shares of a Fund, generally will vary inversely in relation to changes in prevailing interest rates. Thus, if interest rates have increased from the time a debt or other fixed income security was purchased, such security, if sold, might be sold at a price less than its cost. Conversely, if interest rates have declined from the time such a security was purchased, such security, if sold, might be sold at a price greater than its cost. Also, the value of such securities may be affected by changes in real or perceived creditworthiness of the issuers. Thus, if creditworthiness is enhanced, the price may rise. Conversely, if creditworthiness declines, the price may decline. A Fund is not restricted to any maximum or minimum time to maturity in purchasing portfolio securities, and the average maturity of the Fund's assets will vary based upon BEA's assessment of economic and market conditions.


    GENERAL. Investment methods described in this prospectus are among those which the Funds have the power to utilize. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

----------------------------------------------

MANAGEMENT

BOARD OF DIRECTORS


The business and affairs of the Company and of each Fund are managed under the direction of the Company's Board of Directors.


INVESTMENT ADVISER


BEA serves as the Investment Adviser for each of the Funds pursuant to investment advisory agreements (the "Advisory Agreements"). BEA is a general partnership organized under the laws of the State of New York in December 1990 and, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years. BEA is a wholly-owned subsidiary of Credit Suisse, the second largest Swiss bank, which in turn is a subsidiary of CS Holding, a Swiss corporation. Active employees of BEA have a long-term equity incentive plan. BEA is a registered investment adviser under the Investment Advisers Act of 1940, as amended. BEA's principal offices are located at One Citicorp Center, 153 East 53rd Street, New York, New York 10022.



BEA is a diversified investment adviser managing global equity, fixed-income and derivative securities accounts for corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. As of September 30, 1997, BEA managed approximately $34.6 billion in assets. BEA currently acts as investment adviser for eleven other investment companies registered under the 1940 Act, and acts as sub-adviser to certain portfolios of twelve other registered investment companies.

BEA will select investments for each of the Funds and will place purchase and sale orders on behalf of each of the Funds. The Funds may use affiliates of Credit Suisse in connection with the purchase or sale of securities in accordance with the rules or exemptive orders adopted by the Securities and Exchange Commission (the "SEC") when BEA believes that the charge for the transaction does not exceed usual and customary levels.



The day-to-day portfolio management of the BEA International Equity and the BEA Emerging Markets Equity Funds is the responsibility of the BEA International Equity Management Team. The Team consists of the following investment professionals: William P. Sterling (Executive Director), Richard Watt (Managing Director), Stephen M. Swift (Managing Director), and Steven D. Bleiberg (Senior Vice President). Mr. Sterling joined BEA in 1995, prior to which time he was the head of International Economics at Merrill Lynch & Company. Mr. Watt joined BEA in 1995, prior to which time he was the head of emerging markets investments and research at Gartmore Investment Limited in London. Prior to 1992, he was a director of Kleinwort Benson International Investment in London and was a portfolio manager with Lorithan Regional Council, a public pension plan sponsor in Scotland. Mr. Swift joined BEA in 1995, prior to which time he spent three years at Credit Suisse Asset Management in London, where he was the head of Global Equities and portfolio manager for the CS Tiger Fund. For the previous 15 years, he was with Wardley Investment Services, a Hong Kong-based subsidiary of the Hong Kong and Shanghai Bank. Mr. Bleiberg has been engaged as an investment professional with BEA for more than five years.



The day-to-day portfolio management of the BEA U.S. Core Equity Fund and the equity portion of the BEA Balanced Fund is the responsibility of the BEA Domestic Equity Management Team. The Team consists of the following investment professionals: William W. Priest, Jr. (Chief Executive Officer and Executive Director of BEA), John B. Hurford (Executive Director), Todd M. Rice (Senior Vice President), and James A. Abate (Senior Vice President). Messrs. Priest, Hurford and Rice have, on an individual basis, been engaged as investment professionals with BEA for more than five years. Mr. Abate joined BEA in 1995; previously, he was a Managing Director for Vert Independent Capital Research. Prior to joining Vert, Mr. Abate was a Manager in Price Waterhouse's Valuation/Corporate Finance Group.



The day-to-day portfolio management of the BEA U.S. Core Fixed Income, the BEA Municipal Bond, the BEA Strategic Global Fixed Income and the BEA Short Duration Funds, as well as the fixed-income portion of the BEA Balanced Fund is the responsibility of the BEA Fixed Income Management Team. The Team consists of the following investment professionals: Robert J. Moore (Executive Director), Gregg Diliberto (Managing Director), Mark Silverstein (Senior Vice President), Robert Justich (Senior Vice President), William P. Sterling (Executive Director). Messrs. Moore, Diliberto and Silverstein have, on an individual basis, been engaged as investment professionals with BEA for more than five years. Mr. Justich joined BEA in 1995, prior to which he worked at Merrill Lynch and as a Manager of Financial Services with Arthur Young & Company.



The day to day portfolio management of the BEA High Yield Fund is the responsibility of the BEA High Yield Management Team. The Team consists of the following investment professionals: Richard Lindquist (Managing Director), Misia Dudley (Senior Vice President), Marianne Rossi; (Senior Vice President) and John Tobin (Senior Vice President). Mr. Lindquist, Ms. Dudley,

Ms. Rossi and Mr. Tobin joined BEA in 1995 as a result of BEA's acquisition of CS First Boston Investment Management. Prior to joining CS First Boston, Mr. Lindquist and Ms. Rossi were with Prudential Insurance Company of America. Prior to joining CS First Boston, Ms. Dudley was with Stockbridge Partners, and prior to that had spent five years with E.F Hutton. Prior to joining CS First Boston, Mr. Tobin managed portfolios for Integrated Resources and prior to that was Vice President and industry analyst with Bankers Trust Company.



For the advisory services provided and expenses assumed by it, BEA is entitled to receive a fee from the BEA International Equity, the BEA Emerging Markets Equity Fund, the BEA U.S. Core Equity Fund, the BEA Balanced Fund, the BEA U.S. Core Fixed Income Fund, the BEA Strategic Global Fixed Income Fund, the BEA High Yield Fund, the BEA Municipal Bond Fund, and the BEA Short Duration Fund, computed at an annual rate of .80%, 1.00%, .75%, .60%, .375%, .50%, .70%, .70%
and .15%, respectively of the average net assets, computed daily and payable quarterly.


BEA may, at its discretion, from time to time agree to waive voluntarily all or any portion of its advisory fee for any Fund.


For the fiscal year ended August 31, 1997, the Company paid BEA investment advisory fees, on an annualized basis, with respect to the BEA International Equity, the BEA Emerging Markets Equity, the BEA U.S. Core Equity, the BEA High Yield, the BEA U.S. Core Fixed Income, the BEA Strategic Global Fixed Income, and the BEA Municipal Bond Funds .80%, .98%, .71%, .44%, .25%, .43% and .47%,
respectively, of the average net assets of the respective Funds, and BEA waived, approximately 0%, .02%, .04%, .16%, .125%, .07%, and .23%, respectively, of the average net assets of each such Fund.



BEA may assume additional expenses of a Fund from time to time. In certain circumstances, BEA may assume such expenses on the condition that it is reimbursed by the Fund for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing a Fund's expense ratio and of decreasing return to investors.



The Advisory Agreements provide that BEA shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Advisory Agreements relate and shall be indemnified for any losses and claims in connection with any claim relating thereto, except liability resulting from willful misfeasance, bad faith or gross negligence on BEA's part in the performance of its duties or from reckless disregard of its obligations and duties under the Advisory Agreements.


ADMINISTRATOR


PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Bank Corp., serves as administrator for the Institutional Class of the Funds. As administrator, PFPC will provide various services to the Institutional Class of the Funds, including determining the net asset value of the Institutional Class of each Fund, providing shareholder servicing and all accounting services for the Class and generally assisting in all aspects of the operations of the Institutional Class of each Fund. As compensation for its administrative services, the Funds will pay PFPC a fee calculated at the annual rate of .125% of the average daily net assets of the Institutional Class of each Fund. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

ADMINISTRATIVE SERVICES AGENT


Counsellors Funds Service, Inc. ("Counsellors Service"), a wholly-owned subsidiary of Warburg Pincus Asset Management, Inc., provides certain administrative services to the Institutional Class of each of the Funds that are not provided by PFPC, subject to the supervision and direction of the Board of Directors of each of the Funds. As compensation for such administrative services, each of the Funds pays Counsellors Service each month a fee for the previous month calculated at the annual rate of .15% of average daily net assets of the Institutional Class of each Fund. Counsellors Service's principal business address is 466 Lexington Avenue, New York, New York 10017-3147.


DISTRIBUTOR


Counsellors Securities Inc. ("Counsellors Securities"), a wholly-owned subsidiary of Warburg Pincus Asset Management, Inc., serves as the Company's distributor. Counsellors Securities is located at 466 Lexington Avenue, New York, New York 10017-3147. No compensation is payable by the Company to Counsellors Securities for distribution services with respect to the Institutional Shares of the Funds.



BEA, Counsellors Securities or an affiliate of either may, at its own expense, provide promotional incentives for qualified recipients who support the sale of Shares of a Fund, consisting of securities dealers who have sold Fund Shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients' employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Funds. BEA, Counsellors Securities or an affiliate of either may pay for travel, meals and lodging in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of the Fund's Shares.


TRANSFER AGENT

State Street Bank and Trust Company ("State Street") acts as transfer agent for the Funds. It has delegated to Boston Financial Data Services, Inc. ("BFDS"), a 50% owned subsidiary, responsibility for most transfer agent servicing functions. State Street's principal address is 225 Franklin Street, Boston, MA 02110 and BFDS's principal address is 2 Heritage Drive, North Quincy, MA 02171, telephone number (800) 401-2230.

CUSTODIAN


Brown Brothers Harriman & Co. serves as Custodian for all of the Funds. The 1940 Act and the rules and regulations adopted thereunder permit a Fund to maintain its securities and cash in the custody of certain eligible banks and securities depositories. In compliance with such rules and regulations, a Fund's portfolio of securities and cash, when invested in securities of foreign issuers, may be held by eligible foreign subcustodians appointed by the custodian.

----------------------------------------------

                                    EXPENSES


The expenses of each Fund are deducted from its total income before dividends are paid. Any general expenses of the Company that are not readily identifiable as belonging to a particular investment portfolio of the Company will be allocated among all investment portfolios of the Company based upon the relative net assets of the investment portfolios. The Institutional

Classes of the Funds pay their own administration fees, and may pay a different share than the other classes of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Institutional Classes or if they receive different services.


The expenses for each Fund are set forth in the tables entitled "Annual Fund Operating Expenses," above.
----------------------------------------------

HOW TO PURCHASE SHARES

GENERAL


Shares representing interests in the Funds are offered continuously for sale by the Distributor. Except as described below, BEA Institutional Class Shares are currently available for purchase only by investors who have entered into an investment management agreement with BEA or its affiliates. Shares may be purchased initially by completing the application and forwarding the application to the BEA Institutional Funds. Purchases of Shares may be effected by wire to an account to be specified by BFDS or by mailing a check or Federal Reserve Draft, payable to the order of "The BEA Institutional Funds," The BEA Institutional Funds, P.O. Box 8500, Boston, MA 02266-8500. The name of the Fund for which Shares are being purchased must also appear on the check or Federal Reserve Draft. Federal Reserve Drafts are available at national banks or any state bank which is a member of the Federal Reserve System. Initial investments in the BEA Institutional Funds must be at least $3,000,000, except Shares may be purchased by existing clients of BEA or its affiliates or by officers of such existing clients (or those holding similar positions) with an initial investment of at least $100,000; all subsequent investments for such persons must be at least $1,000. Subsequent initial investments in any other Fund must be at least $100,000. Each Fund reserves the right to suspend the offering of Shares for a period of time or to reject any purchase order.

Shares of the Funds may be purchased by officers and employees of BEA or its affiliates and any BEA pension or profit-sharing plan, without being subject to the minimum investment limitation or the requirement that investors enter into an investment management agreement.


Shares may be purchased on any Business Day. A "Business Day" is any day that the New York Stock Exchange (the "NYSE") is open for business. Currently, the NYSE is closed on weekends and New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday or subsequent Monday when these holidays occur on a Saturday or Sunday.



The price paid for Shares purchased will be the net asset value next computed after an order is received by the Fund's transfer agent prior to its close of business on such day. Orders received by the Fund's transfer agent after its close of business are priced at the net asset value next determined on the following Business Day. For a description of the manner of calculating a Fund's net asset value, see "Net Asset Value" below.


PURCHASES IN-KIND


Subject to the approval of the Adviser, investors may acquire shares of any of the Funds in exchange for portfolio securities that are eligible for investment by the relevant Fund or Funds. Such portfolio securities must (a) meet the investment objectives and policies of the Funds, (b) be acquired for investment and not for resale, (c) be liquid securities which are not restricted as to transfer either by law or liquidity of market, and (d) have a value which is readily ascertainable. Generally an investor will recognize for federal income tax purposes any gain or loss realized on an exchange of property for shares. Under certain circumstances, initial investors may not recognize gain or loss on such an exchange. Investors, particularly initial investors, are urged to consult their tax advisers in determining the particular federal income tax consequences of their purchase in-kind. Such exchanges will be subject to each Fund's minimum investment requirement. Shareholders may be required to bear certain administrative or custodial costs in effecting purchases in-kind.

----------------------------------------------


HOW TO REDEEM AND EXCHANGE SHARES



An investor of a Fund may redeem (sell) his shares on any day that the Fund's net asset value is calculated (see "Net Asset Value" below).



Shareholders may redeem for cash some or all of their Fund Shares at any time. To do so, a written request in proper form must be sent directly to the BEA Institutional Funds, P.O. Box 8500, Boston, MA 02266-8500. The redemption price is the net asset value per Share next determined after the initial receipt of proper notice of redemption. The value of Shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.


A request for redemption must be signed by all persons in whose names the Shares are registered or by an authorized party, such as the agent or investment adviser for the Shareholder. Signatures must conform exactly to the account registration. Generally, a properly signed written request is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is also required by the BEA Institutional Funds in the event redemption is required by a corporation, partnership, trust, fiduciary, executor or administrator.

PAYMENT OF REDEMPTION PROCEEDS


Payment of the Redemption Price for Shares redeemed will be made by wire or by check mailed within seven days after acceptance by the BEA Institutional Funds c/o BFDS, of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the SEC. If the Shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay mailing a redemption check, which may be a period of up to 15 days from the date of purchase, pending a determination that the check has cleared.



INVOLUNTARY REDEMPTION



The Company reserves the right to redeem an account in any Fund of a shareholder at any time the net asset value of the account in such a Fund falls below $500 as the result of a redemption request. Shareholders will be notified in writing that the value of their account in a Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.


REDEMPTION IN-KIND


The Company reserves the right, at its discretion, to honor any request for redemption of a Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing a Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash after they have redeemed their Shares. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund. Redeeming shareholders will be required to bear certain administrative or custodial costs in effecting redemptions in-kind.


EXCHANGE PRIVILEGE


An individual or institution may exchange Institutional Shares of a Fund for Institutional Shares of any other BEA Institutional Fund at such Fund's respective net asset values. Exchanges will be effected in the manner described under "Redemption of Shares" above. If an exchange request is received by BEA Institutional Funds prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined on the same Business Day. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.



The exchange privilege is available to shareholders residing in any state in which the Institutional Shares being acquired may legally be sold. When a shareholder effects an exchange of Shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the shareholder may realize a taxable gain or loss in connection with the exchange. For further information regarding the exchange privilege, the shareholder should contact the BEA Institutional Funds at (800) 401-2230.



If the exchanging shareholder does not currently own shares of the Fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution. If any amount remains in the account from which the exchange is being made, such amount must not drop below the minimum account value required by the Fund.

----------------------------------------------

NET ASSET VALUE


The net asset values for each class of a Fund are determined as of the close of regular trading on the NYSE on each Business Day. The net asset values of each class of a Fund are calculated by adding the value of the proportionate interest of each class in a Fund's securities, cash and other assets, deducting the actual and accrued liabilities of the class and dividing the result by the total number of outstanding shares of the class.



Most securities held by a Fund are priced based on their market value as determined by reported sales prices, or the mean between bid and asked prices that are provided by securities dealers or pricing services. Fund securities which are primarily traded on foreign securities exchanges are normally valued at the preceding closing values of such securities on their respective exchanges. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith under the procedures established by the Board of Directors. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the Adviser under the supervision of the Board of Directors determines such method does not represent fair value.

----------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Company will distribute substantially all of the net realized capital gains, if any, of each of the Funds to each Fund's shareholders annually. The Company will distribute all net investment income, if any, for the BEA International Equity, the BEA Emerging Markets Equity, and the BEA U.S. Core Equity Funds annually. The Company will distribute net investment income, if any, for the BEA Balanced and the BEA Short Duration Funds at least annually. The Company will distribute net investment income for the BEA U.S. Core Fixed Income, the BEA Strategic Global Fixed Income, the BEA High Yield and the BEA Municipal Bond Funds at least quarterly. All distributions will be reinvested in the form of additional full and fractional shares of the relevant Fund unless a contrary election is made on the application to have distributions paid in cash. If in the future a shareholder desires to have distributions paid out rather than reinvested, the shareholder should notify the BEA Institutional Funds in writing.

----------------------------------------------

TAXES

GENERAL

The following discussion is only a brief summary of some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Funds should consult their tax advisers with specific reference to their own tax situation.


Each Fund will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. So long as a Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are treated as a return of capital or that are designated as exempt interest dividends) regardless of whether such distributions are paid in cash or reinvested in additional shares.



Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss) and out of the portion of such net capital gain that constitutes mid-term capital gain, if any, of a Fund will be taxed to shareholders as long-term capital gain or mid-term capital gain, if any, of a Fund, as the case may be, regardless of the length of time a shareholder has held his shares or whether such gain was reflected in the price paid for the shares. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income. The current nominal maximum marginal rate on ordinary income for individuals, trusts and estates is generally 39.6%. However, the maximum rate imposed on mid-term and other long-term capital gain of such taxpayers is 28% and 20%, respectively. Corporate taxpayers are taxed at the same rates on both ordinary income and capital gains.



The BEA Municipal Bond Fund intends to pay substantially all of its dividends as "exempt interest dividends." Investors in this Fund should note, however, that taxpayers are required to report the receipt of tax-exempt interest and "exempt interest dividends" in their federal income tax returns and that in two circumstances such amounts, while exempt from regular federal income tax, are subject to federal alternative minimum tax at a rate of 24% in the case of individuals, trusts and estates, and 20% in the case of corporate taxpayers. First, tax-exempt interest and "exempt interest dividends" derived from certain private activity bonds issued after August 7, 1986, will generally constitute an item of tax preference for corporate and noncorporate taxpayers in determining alternative minimum tax liability. Depending upon market conditions, the BEA Municipal Bond Fund may invest up to

40% of its net assets in such private activity bonds. Secondly, tax-exempt interest and "exempt interest dividends" derived from all Municipal Obligations must be taken into account by corporate taxpayers in determining their adjusted current earnings adjustment for federal alternative minimum tax purposes. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should further note that tax-exempt interest and "exempt interest dividends" will be taken into account in determining the taxability of their benefit payments.


The BEA Municipal Bond Fund will determine annually the percentages of its net investment income which are fully tax-exempt, which constitute an item of tax preference for alternative minimum tax purposes, and which are fully taxable and will apply such percentages uniformly to all distributions declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

Transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character (i.e., ordinary or capital) of gains or losses realized by a Fund, accelerate the recognition of income by a Fund and defer a Fund's losses. Exchange control regulations may restrict repatriations of investment income and capital or of the proceeds of sales of securities by investors such as the Funds. In addition, certain investments (such as zero coupon securities and shares of so-called "passive foreign investment companies" or "PFICS") may cause a Fund to recognize income without the receipt of cash. Each of these circumstances, whether separately or in combination, may limit a Fund's ability to pay sufficient dividends and to make sufficient distributions to satisfy the Subchapter M and excise tax distributions requirements.

The Company will send written notices to shareholders annually regarding the tax status of distributions made by each Fund. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. Each Fund intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal excise tax.



Investors should be careful to consider the tax implications of buying Shares just prior to a distribution. The price of Shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing just prior to a distribution will nevertheless be taxed on the entire amount of the distribution received.



Shareholders who exchange shares representing interests in one Fund for shares representing interests in another Fund will generally recognize capital gain or loss for federal income tax purposes.


Under certain provisions of the Code, some shareholders may be subject to a 31% "backup" withholding tax on reportable dividends, capital gains distributions and redemption payments.


Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. federal income tax treatment.


An investment in one Fund is not intended to constitute a balanced investment program. Shares of the BEA Municipal Bond Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Fund's dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary.


FOREIGN INCOME TAXES

Investment income received by the Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund's assets to be invested in various countries is not known.


If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, such Fund will be eligible to elect to "pass through" to the Company's shareholders the amount of foreign income taxes paid by each Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required
(i) to include in gross income, even though not actually received, their respec-tive pro-rata shares of the foreign income taxes paid by a Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against U.S. federal income tax (but not both). In determining the source and character of distributions received from a Fund for the purpose of the foreign tax credit limitation rules of the Code, shareholders will be required to treat allocable portions of a Fund's distributions as foreign source income.

No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.
----------------------------------------------

MULTI-CLASS STRUCTURE


The Company offers other classes of shares, Investor and Advisor Shares of the Funds, which are offered directly to institutional investors and financial intermediaries pursuant to separate prospectuses. Shares of a Fund represent equal pro rata interests in the Funds and accrue dividends and calculate net asset value and performance quotations in the same manner. The Company quotes performance of the Investor and Advisor Shares separately from Institutional Shares. Because of different fees paid by the Institutional Shares, the total return on such shares can be expected, at any time, to be different than the total return on Investor and Advisor Shares. Information concerning these other classes may be obtained by calling the BEA Institutional Funds at (800) 401-2230.

----------------------------------------------

DESCRIPTION OF SHARES


The Company has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 13.93 billion shares are currently classified into 82 different classes of Common Stock (as described in the Statement of Additional Information).



THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE BEA INSTITUTIONAL CLASSES REPRESENTING INTERESTS IN THE BEA INTERNATIONAL EQUITY, THE BEA EMERGING MARKETS EQUITY, THE BEA HIGH YIELD, THE BEA U.S. CORE EQUITY, THE BEA BALANCED, THE BEA U.S. CORE FIXED INCOME, THE BEA

STRATEGIC GLOBAL FIXED INCOME, THE BEA MUNICIPAL BOND AND THE BEA SHORT DURATION FUNDS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THESE FUNDS.



Each share that represents an interest in a Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares will be fully paid and non-assessable.


The Company currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each of the Funds will vote in the aggregate and not by class on all matters, except where otherwise required by law. Furthermore, shareholders of all investment portfolios of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning the Company's Shares" for examples of when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Company may elect all of the directors.

As of November 15, 1997, to the Company's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of the Company.

----------------------------------------------

OTHER INFORMATION

REPORTS AND INQUIRIES


Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries can be made by contacting the BEA Institutional Funds at (800) 401-2230 or by writing to BEA Institutional Funds, P.O. Box 8500, Boston, MA 02266-8500.


PERFORMANCE INFORMATION

From time to time, each of the Funds may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of a Fund. Such total return quotations will be computed by finding the compounded average annual total return for each time period that would equate the assumed initial investment of $1,000 to the ending redeemable value, net of any redemption and other fees, according to a required standardized calculation. The standard calculation is required by the SEC to provide consistency and comparability in investment company advertising. The Funds may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the standardized formula in order to compare more accurately a Fund's performance with other measures of investment return. For example, a Fund's total return or expense ratio may be compared with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Mutual Fund Forecaster, Morningstar, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index, Standard & Poor's MidCap 400 Index, Moody's Bond Survey Bond Index, Wilshire 5000 Index, Lehman Brothers Bond Indexes, Morgan Stanley Composite Index EAFE, Morgan Stanley Composite Index-Free Emerging Markets, JP Morgan Global Government Bond Index (Unhedged), First Boston High Yield Index, Consumer Price Index, Bond Buyer's 20-Bond Index, Dow Jones Industrial Average, national publications such as MONEY, FORBES, BARRON'S, THE WALL STREET JOURNAL or the NEW YORK TIMES or publications of a local or regional nature, and other industry publications. For these purposes, the performance of a Fund, as well as the performance published by such services or experienced by such indices, will usually not reflect redemption fees, the inclusion of which would reduce performance results. If a Fund advertises non-standard computations, however, the Fund will disclose such fees, and will also disclose that the performance data do not reflect such fees and that inclusion of such fees would reduce the performance quoted.


From time to time, each of the Funds other than the BEA International Equity, BEA Emerging Markets Equity and BEA U.S. Core Equity Funds may also advertise its "30-day yield." The yield refers to the income generated by an investment in a Fund over the 30-day period identified in the advertisement, and is computed by dividing the net investment income per share during the period by the maximum public offering price per share of the last day of the period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.


The yield on shares of a Fund will fluctuate and is not necessarily representative of future results. Shareholders should remember that yield is generally a function of portfolio quality and maturity, type of instrument, operating expenses and market conditions. Any fees charged by broker/dealers directly to their customers in connection with investments in a Fund are not reflected in the yields on a Fund's shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                     BEA INSTITUTIONAL FUNDS

                    QUICK REFERENCE GUIDE


BEA INSTITUTIONAL FUNDS
-----------------------------------
International Equity Fund
Emerging Markets Equity Fund
U.S. Core Equity Fund
Balanced Fund
U.S. Core Fixed Income Fund
Strategic Global Fixed Income Fund
High Yield Fund
Municipal Bond Fund
Short Duration Fund

WORLD WIDE WEB
-----------------------------------
Please visit our website at: www.beafunds.com.

FUND AND ACCOUNT INFORMATION
-----------------------------------
Shareholders and all interested investors may direct their inquiries and requests for information to the Funds' information line at 1-800-401-2230.

AUTOMATIC REINVESTMENT PROGRAM
-----------------------------------
Dividend and capital gain distributions are automatically reinvested in shares of the same
Fund at the current net asset value.

EXCHANGE PRIVILEGES
-----------------------------------
Shareholders may sell fund shares and buy shares of other
BEA Institutional Funds in writing. Please refer to the Prospectus section entitled "Exchange Privilege."

STATEMENTS AND REPORTS
-----------------------------------
As a shareholder you will receive the following:
* Confirmation Statements - after every transaction that affects your account balance or account registration
* Account Statements - quarterly
* Financial Reports - semi-annually

INVESTMENT ADVISER
-----------------------------------
BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

DISTRIBUTOR
-----------------------------------
Counsellors Securities Inc.
466 Lexington Avenue
New York, NY 10017-3147

ADMINISTRATOR
-----------------------------------
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

ADMINISTRATIVE SERVICES AGENT
-----------------------------------
Counsellors Funds Service, Inc.
466 Lexington Avenue
New York, NY 10017-3147

CUSTODIAN
-----------------------------------
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

TRANSFER AGENT
-----------------------------------
State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110

INDEPENDENT ACCOUNTANTS
-----------------------------------
Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, PA 19103

LEGAL COUNSEL
-----------------------------------
Drinker Biddle & Reath LLP
1345 Chestnut Street
Philadelphia, PA 19107

                                         BEA

                                 INSTITUTIONAL FUNDS

                              INTERNATIONAL EQUITY FUND
                             EMERGING MARKETS EQUITY FUND
                                U.S. CORE EQUITY FUND
                                    BALANCED FUND
                             U.S. CORE FIXED INCOME FUND
                          STRATEGIC GLOBAL FIXED INCOME FUND
                                   HIGH YIELD FUND
                                 MUNICIPAL BOND FUND
                                 SHORT DURATION FUND
                    (INVESTMENT PORTFOLIOS OF THE RBB FUND, INC.)


                         STATEMENT OF ADDITIONAL INFORMATION



          This Statement of Additional Information provides supplementary information pertaining to shares of nine classes (the "BEA Institutional Shares" or the "Shares") representing interests in nine investment portfolios (the "Funds") of The RBB Fund, Inc. (the "Company"): the BEA International Equity, the BEA Emerging Markets Equity, the BEA U.S. Core Equity, the BEA Balanced, the BEA U.S. Core Fixed Income, the BEA Strategic Global Fixed Income, the BEA High Yield, the BEA Municipal Bond, and the BEA Short Duration Funds (collectively, the "Funds"). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectus of the Company relating to the Funds, dated December 8, 1997 (the "Prospectus"). A copy of the Prospectus may be obtained from the Fund's transfer agent by calling toll-free (800) 401-2230. This Statement of Additional Information is dated December 8, 1997.



NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THE STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                       CONTENTS

                                                                    Prospectus
                                                             Page      Page

General. . . . . . . . . . . . . . . . . . . . . . . . . .     1       14
Common Investment Policies -- All Funds. . . . . . . . . .     1       14
Common Investment Objectives and Policies --
  BEA International Equity, BEA Emerging
  Markets Equity, BEA U.S. Core Equity,
  BEA Balanced, BEA U.S. Core Fixed Income,
  BEA High Yield, BEA Strategic Global
  Fixed Income and BEA Short Duration Funds. . . . . . . .     7       __
Supplemental Investment Objectives and
  Policies -- BEA Municipal Bond Fund. . . . . . . . . . .    22       __
Supplemental Investment Objectives and
  Policies -- BEA International Equity,
  BEA Emerging Markets Equity, BEA U.S.
  Core Equity and BEA Balanced Funds . . . . . . . . . . .    23       __
Investment Limitations . . . . . . . . . . . . . . . . . .    23       29
Risk Factors . . . . . . . . . . . . . . . . . . . . . . .    25       30
Directors and Officers . . . . . . . . . . . . . . . . . .    30      N/A
Investment Advisory and Servicing
  Arrangements . . . . . . . . . . . . . . . . . . . . . .    34       33
Portfolio Transactions . . . . . . . . . . . . . . . . . .    41      N/A
Purchase and Redemption Information. . . . . . . . . . . .    46    37,39
Valuation of Shares. . . . . . . . . . . . . . . . . . . .    47       41
Performance and Yield Information. . . . . . . . . . . . .    49       46
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . .    53       42
Additional Information Concerning the
  Company Shares . . . . . . . . . . . . . . . . . . . . .    62       45
Miscellaneous. . . . . . . . . . . . . . . . . . . . . . .    66      N/A
Financial Statements . . . . . . . . . . . . . . . . . . .    76      N/A
Appendix A . . . . . . . . . . . . . . . . . . . . . . . .   A-1      N/A
Appendix B . . . . . . . . . . . . . . . . . . . . . . . .   B-1      N/A

                                       GENERAL


          The RBB Fund, Inc. (the "Company") is an open-end management investment company currently operating or proposing to operate twenty-two separate investment portfolios. The Company was organized as a Maryland corporation on February 29, 1988.


          Unless otherwise indicated, the following investment policies may be changed by the Board of Directors without an affirmative vote of shareholders. Capitalized terms used herein and not otherwise defined have the same meanings as are given to such terms in the Prospectus.


                       COMMON INVESTMENT POLICIES -- ALL FUNDS

          The following supplements the information contained in the Prospectus concerning the investment objectives and policies of, and techniques used by the Funds.


          NON-DIVERSIFIED STATUS. Each Fund is classified as non-diversified within the meaning of the Investment Company Act of 1940 (the "1940 Act"), which means that each Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. Each Fund's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes." To qualify, each Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of each Fund's total assets will be invested in the securities of a single issuer, and
(ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of each Fund's total assets will be invested in the securities of a single issuer and each Fund will not own more than 10% of the outstanding voting securities of a single issuer. To the extent that each Fund assumes large positions in the securities of a small number of issuers, each Fund's return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.


          TEMPORARY INVESTMENTS. The short-term and medium-term debt securities in which a Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.


          REPURCHASE AGREEMENTS. Each Fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). Such Fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose a Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which a Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Fund's adviser. A Fund's adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Fund's adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Fund's adviser will mark-to-market daily the value of the securities. There are no percentage limits on a Fund's ability to enter into repurchase agreements. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

          REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser). Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to such Fund's agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and a Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Each Fund also may enter into "dollar rolls," in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund would forgo principal and interest paid on such securities. A Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The Funds do not presently intend to invest more than 5% of net assets in reverse repurchase agreements or dollar rolls.

          WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. Each Fund may purchase securities on a when-issued basis or on a forward commitment basis, and it may purchase or sell securities for delayed delivery. These transactions occur when securities are purchased or sold by a Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to a Fund at the time of entering into the transaction. Although the Funds have not established a limit on the percentage of their assets that may be committed in connection with such transactions, they will maintain a segregated account with their custodian of cash or liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the amount of their commitment in connection with such purchase transactions. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of its commitment. Each Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio fund securities to cover such commitments. When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous. When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. Each Fund currently anticipates that when-issued securities will not exceed 25% of its net assets. Each Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objectives.

          STAND-BY COMMITMENT AGREEMENTS. Each Fund may from time to time enter into stand-by commitment agreements. Such agreements commit a Fund, for a stated period of time, to purchase a stated amount of a fixed income securities which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to a Fund. Each Fund will not enter into a stand-by commitment with a remaining term in excess of 45 days and it will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 10% of its assets taken at the time of acquisition of such commitment or security. Each Fund will at all times maintain a segregated account with its custodian of cash or liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price. A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

          There can be no assurance that the securities subject to a stand-by commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Because the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

          The purchase of a security subject to a stand-by commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the stand-by commitment. The Funds do not presently intend to invest more than 5% of net assets in stand-by commitment agreements.

          ILLIQUID SECURITIES. Each Fund does not presently intend to invest more than 15% of its net assets in illiquid securities (including repurchase agreements which have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Such securities may include, among other things, loan participations and assignments, options purchased in the over-the-counter markets, repurchase agreements maturing in more than seven days, structured notes and restricted securities other than Rule 144A securities that BEA has determined are liquid pursuant to guidelines established by the Company's Board of Directors. Because of the absence of any liquid trading market currently for these investments, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by a Fund. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. With respect to each Fund, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

          Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          If otherwise consistent with their investment objectives and policies, the Funds may purchase securities that are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Adviser, under guidelines approved by the Board of Directors, that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

          The Adviser will monitor the liquidity of restricted securities in a Fund under the supervision of the Board of Directors. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Where there are no readily available market quotations, the security shall be valued at fair value as determined in good faith by the Board of Directors of the Company.


          SECURITIES OF UNSEASONED ISSUERS. Each Fund will not invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, if the aggregate investment in such securities would exceed 5% of such Fund's net assets. The term "unseasoned" refers to issuers which, together with their predecessors, have been in operation for less than three years.


          LENDING OF PORTFOLIO SECURITIES. To increase income on its investments, a Fund may lend its portfolio securities with an aggregate value of up to 30% of its total assets to broker/dealers and other institutional investors. Each Fund may lend its portfolio securities on a short or long term basis to broker-dealers or institutional investors that the Adviser deems qualified, but only when the borrower maintains, with a Fund's custodian, collateral either in cash or money market instruments, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Collateral for such loans may include cash, securities of the U.S. Government or its agencies or instrumentalities or an irrevocable letter of credit issued by a bank which is deemed creditworthy by the Adviser. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even the loss of rights in the collateral should the borrower of the securities fail financially. Default by or bankruptcy of a borrower would expose the Funds to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

          BORROWING. Each Fund may borrow up to 33 1/3 percent of its total assets. The Adviser intends to borrow only for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities, or to facilitate settlement transactions on portfolio securities. Additional investments will not be made when borrowings exceed 5% of a Fund's total assets. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.


            COMMON INVESTMENT OBJECTIVES AND POLICIES -- BEA INTERNATIONAL EQUITY, BEA EMERGING MARKETS EQUITY, BEA U.S. CORE EQUITY, BEA
              BALANCED, BEA U.S. CORE FIXED INCOME, BEA HIGH YIELD, BEA STRATEGIC GLOBAL FIXED INCOME AND BEA SHORT DURATION FUNDS


          U.S. GOVERNMENT SECURITIES. The U.S. Government securities in which a Fund may invest include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States and securities that are supported primarily or solely by the creditworthiness of the issuer (such as securities of the Federal Home Loan Banks, the Student Loan Marketing Association and the Tennessee Valley Authority).

          FOREIGN DEBT SECURITIES. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

          The foreign government securities in which the Funds may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated, or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

          Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies.


          BRADY BONDS. Each Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to Latin American public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the over-the-counter secondary market for Latin American debt instruments.

          Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

          All Mexican Brady Bonds issued to date, except New Money Bonds, have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. Approximately half of the Venezuelan Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral in other currencies), while slightly more than half have interest coupon payments collateralized on a 14-month rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

          Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").


          LOAN PARTICIPATIONS AND ASSIGNMENTS. Each Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans in Latin America are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in each Fund having a contractual relationship only with the Lender, not with the borrower. Each Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Funds may be treated as a general creditor of the Lender and may not benefit from any set-off between the

Lender and the borrower. The Funds will acquire Participations only if the Lender interpositioned between the Funds and the borrower is determined by BEA to be creditworthy. Each Fund currently anticipates that it will not invest more than 5% of its net assets in Loan Participations and Assignments.


          CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed-income characteristics and
(3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

          The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

          The Funds have no current intention of converting any convertible securities they may own into equity securities or holding them as equity securities upon conversion, although they may do so for temporary purposes. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The Funds will invest in convertible securities without regard to their credit rating. See "Risk Factors -- Lower Rated Securities" in the prospectus.

          MORTGAGE-BACKED SECURITIES. The Funds may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or certain foreign issuers, as well as by private issuers such as commercial investment banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.


          Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed rate 30-year mortgages, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool.

          Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Funds purchase a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from increases in interest rates or prepayment of the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates mortgages underlying securities are prone to prepayment. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund's yield. For this and other reasons, a mortgage-related security's stated maturity may be shortened by an unscheduled prepayment on underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Funds. Mortgage-related securities provide regular payments consisting of interest and principal. No assurance can be given as to the return the Funds will receive when these amounts are reinvested.

          The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.


          COLLATERALIZED MORTGAGE OBLIGATIONS. The Funds may also purchase collateralized mortgage obligations ("CMOs") issued by a U.S. Government instrumentality which are backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligations to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Generally, CMOs are partitioned into several classes with a ranked priority by which the classes of obligations are redeemed. These securities may be considered mortgage derivatives. The Funds may only invest in CMOs issued by FHLMC, FNMA or other agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government.

          CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Coupons can be fixed or variable. If variable, they can move with or in the reverse direction of interest rates. The coupon changes could be a multiple of the actual rate change and there may be limitations on what the coupon can be. Cash flows of pools can also be divided into a principal only class and an interest only class. In this case the principal only class will only receive principal cash flows from the pool. All interest cash flows go to the interest only class. The relative payment rights of the various CMO classes may be structured in many ways, either sequentially or by other rules of priority. Generally, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay," i.e. payments of principal are made to two or more classes concurrently. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgaged-related obligations.


          The CMO structure returns principal to investors sequentially, rather than according to the pro rata method of a pass-through. In the traditional CMO structure, all classes

(called tranches) receive interest at a stated rate, but only one class at a time receives principal. All principal payments received on the underlying mortgages or securities are first paid to the "fastest pay" tranche. After this tranche is retired, the next tranche in the sequence becomes the exclusive recipient of principal payments. This sequential process continues until the last tranche is retired. In the event of sufficient early repayments on the underlying mortgages, the "fastest-pay" tranche generally will be retired prior to its maturity. Thus the early retirement of a particular tranche of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security as described above.

          ASSET-BACKED SECURITIES. Each Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. The Funds may also invest in other types of asset-backed securities that may be available in the future. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described above. Asset-backed securities are considered an industry for industry concentration purposes, and the Funds will therefore not purchase any asset-backed securities which would cause 25% or more of a Fund's net assets at the time of purchase to be invested in asset-backed securities.


          Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations.
If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles.

Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.


          ZERO COUPON SECURITIES. Each Fund may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. Each Fund currently anticipates that zero coupon securities will not exceed 5% of its net assets. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. A Fund anticipates that it will not normally hold zero coupon securities to maturity. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year.


          STRUCTURED NOTES. The Funds may invest in structured notes. The distinguishing feature of a structured note is that the amount of interest and/or principal payable on the notes is based on the performance of a benchmark asset or market other than fixed-income securities or interest rates. Examples of a benchmark include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows a Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that the market does not perform as expected. The performance tie can be a straight relationship or leveraged, although BEA generally will not use leverage in its structured note strategies. Normally, these bonds are issued by U.S. Government Agencies and investment banks arrange the structuring. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in a structured note involves risks similar to those associated with a direct investment in the benchmark asset. Structured notes will be treated as illiquid securities for investment limitation purposes.

          ADDITIONAL INVESTMENT CONSIDERATIONS AND RISKS--NON-INVESTMENT GRADE FIXED-INCOME SECURITIES. When and if available, fixed-income securities may be purchased by a Fund at a discount from face value. From time to time a Fund may purchase securities in default with respect to the paying of principal and/or interest at the time acquired if, in the opinion of BEA, such securities have the potential for future capital appreciation.


          Debt securities purchased by the Funds may bear fixed, fixed and contingent or variable rates of interest and may involve equity features such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit). Conversion of certain debt securities may reduce net income per share and net asset value per share. The occurrence of any income dilution of previously outstanding shares of common stock when debt securities are converted will depend upon whether a Fund can, from the investments made with the proceeds of the debt securities, earn an amount per share issuable upon conversion at least equal to the amount earned with respect to shares of common stock outstanding prior to conversion. If debt securities are converted at a time when the net asset value per share of common stock is greater than the conversion price, the conversion will result in a decrease or dilution in then current net asset value per share of common stock.

          The value of the lower rated fixed income securities that the Funds purchase may fluctuate more than the value of higher rated debt securities. These lower rated fixed income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to a Fund but will be reflected in the net asset value of a Fund's shares. The Funds attempt to reduce risk through credit analysis and attention to current developments and trends in both the economy and financial markets. There can be no assurance that such attempts will be successful.

          Lower-rated debt securities may include zero coupon securities or pay-in-kind securities. A zero coupon security bears no interest but is issued at a discount from its value at maturity. When held to maturity, its entire return equals the difference between its issue price and its maturity value. Pay-in-kind securities typically do not provide for cash interest payments but instead provide for the issuance of additional debt securities of the issuer in the face amount of the interest payment amount due in lieu of a cash payment. The market prices of both of these securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

          There are also special considerations associated with investing in lower-rated debt securities structured as zero coupon or pay-in-kind securities. For example, a Fund must include the interest ("original issue discount") on these securities in determining the amount of its required distributions to shareholders for federal income tax and federal excise tax purposes, even though it receives no cash interest until the security's maturity or payment date. Therefore, in order to satisfy these distribution requirements, a Fund may have to sell some of its assets without regard to their investment merit to obtain cash to distribute to shareholders. These actions may occur under disadvantageous circumstances and are likely to reduce a Fund's assets and may thereby increase its expense ratio and decrease its rate of return. For additional information concerning these tax considerations, see "Taxes" below. From time to time, a Fund may also purchase securities not paying interest at the time acquired if, in the opinion of the Fund's Adviser, such securities have the potential for future income or capital appreciation.


          HEDGING. Each of the Funds may engage in various hedging strategies. See "Currency Hedging" in the Prospectus.

          FORWARD CURRENCY CONTRACTS. Each Fund may use forward currency contracts to protect against uncertainty in the level of future exchange rates and to enhance total return. The Funds may also enter into forward currency contracts with respect to specific transactions. For example, when a portfolio anticipates the receipt in a foreign currency of interest payments on a security that it holds, a portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.


          The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of a Fund security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.


          Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transaction costs. A Fund may enter into a forward contract and maintain a net exposure on such contract only if (1) the consummation of the contract would not obligate a Fund to deliver an amount of foreign currency in excess of the value of a Fund's portfolio securities or other assets denominated in that currency or (2) a Fund maintains cash or liquid securities in a segregated account with its custodian in the amount prescribed. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

          At or before the maturity date of a forward contract requiring a portfolio to sell a currency, the Funds may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Funds may close out a forward contract requiring them to purchase a specified currency by entering into a second contract entitling them to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

         The cost to a Fund of engaging in forward currency contracts will vary with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts will not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it will fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. Moreover, investors should be aware that dollar-denominated securities may not be available in some or all foreign countries, that the forward currency market for the purchase of U.S. dollars in many foreign countries is not highly developed and that in certain countries no forward market for foreign currencies currently exists or that such market may be closed to investment by a Fund.

         Although a Fund will value its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

         OPTIONS AND FUTURES CONTRACTS. The Funds, except the BEA Municipal Bond Fund, may write covered call options, buy put options, buy call options and write put options, without limitation except as noted in this paragraph. Such options may relate to particular securities or to various indexes and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. These Funds may also invest in futures contracts and options on futures contracts (index futures contracts or interest rate futures contracts, as applicable) for hedging purposes (including currency hedging) or for other purposes so long as aggregate initial margins and premiums required for non-hedging positions do not exceed 5% of its net assets, after taking into account any unrealized profits and losses on any such contracts it has entered into. See Appendix "B" for a description of futures contracts and options on futures contracts and the risks thereof.

         Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. A Fund will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

         When a Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by a Fund expires unexercised the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

         There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         SHORT SALES "AGAINST THE BOX." In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. Each Fund may engage in short sales if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." In a short sale, a seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or a qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes possibly to defer recognition of gain or loss for federal income tax purposes. (A short sale against the box will defer recognition of gain for federal income tax purposes only if the Fund subsequently closes the short position by making a purchase of the relevant securities no later than 30 days after the end of the taxable year.) In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. The Funds do not presently intend to invest more than 5% of net assets in short sales against the box.


         SECTION 4(2) PAPER. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Company which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" above. See Appendix "A" for a list of commercial paper ratings.

              SUPPLEMENTAL INVESTMENT POLICIES - BEA MUNICIPAL BOND FUND

         Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the Fund from tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Fund and the Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the basis for such opinions.

         The Tax Reform Act of 1986 substantially revised provisions of prior law affecting the issuance and use of proceeds of certain Municipal Obligations. A new definition of private activity bonds applies to many types of bonds, including those which were industrial development bonds under prior law. Interest on private activity bonds issued after August 15, 1986 is tax-exempt only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. In addition, interest on certain private activity bonds issued after August 7, 1986 that is received by taxpayers subject to federal alternative minimum tax is taxable. The Act has generally not changed the tax treatment of bonds issued to finance governmental operations.
As used in this Statement of Additional Information, the term "private activity bonds" also includes industrial development revenue bonds issued prior to the effective date of the provisions of the Tax Reform Act of 1986. Investors should also be aware of the possibility of state and local alternative minimum or minimum income tax liability on interest from Alternative Minimum Tax Securities.


         Although the BEA Municipal Bond Fund may invest 25% or more of its net assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects, and may invest up to 40% of its total assets in private activity bonds when added together with any taxable investments held by the BEA Municipal Bond Fund, it does not presently intend to do so unless in the opinion of the Adviser the investment is warranted. To the extent the BEA Municipal Bond Fund's assets are invested in Municipal Obligations payable from the revenues of similar projects or are invested in private activity bonds, the BEA Municipal Bond Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.


                  SUPPLEMENTAL INVESTMENT OBJECTIVES AND POLICIES --
                BEA INTERNATIONAL EQUITY, BEA EMERGING MARKETS EQUITY,
                     BEA U.S. CORE EQUITY AND BEA BALANCED FUNDS

         RIGHTS OFFERINGS AND PURCHASE WARRANTS. Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the rights and warrants expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.


                                INVESTMENT LIMITATIONS


         The Company has adopted the following fundamental investment limitations which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding Shares (as defined in Section 2(a)(42) of the 1940 Act). Each Fund may not:

         1. Borrow money, except from banks, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Fund; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund's total assets at the time of such borrowing;

         2.   Issue any senior securities, except as permitted under the 1940
Act;

         3. Act as an underwriter of securities within the meaning of the Securities Act except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;


         4. Purchase or sell real estate (including real estate limited partnership interests), provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;


         5. Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;


         6. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, Loan Participations and Assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan; and


         7. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

         For purposes of Investment Limitation No. 1, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2.


         In addition to the fundamental investment limitations specified above, a Fund may not:


              1. Make investments for the purpose of exercising control or management, but investments by a Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management;


              2. Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that a Fund may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward contracts;

              3. Purchase or sell interests in mineral leases, oil, gas or other mineral exploration or development programs, except that a Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities; and


              4. Purchase or retain the securities of any issuer, if those individual officers and directors of the Company, the Adviser or any subsidiary thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

         The policies set forth above are not fundamental and thus may be changed by the Company's Board of Directors without a vote of the shareholders.


         Except as required by the 1940 Act with respect to the borrowing of money, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

         Securities held by a Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.


                                     RISK FACTORS

         FOREIGN SECURITIES. Investments in foreign securities are subject to certain risks, discussed below.


         POLITICAL, ECONOMIC AND MARKET FACTORS. Investments in foreign securities involve risks relating to political and economic developments abroad, as well as those that result from the differences between the regulations to which U.S. and foreign issuers are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of a Fund's assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Securities of many foreign issuers may be less liquid, and their prices may be more volatile, than those of securities of comparable U.S. issuers. Brokerage commissions, custodial services and other costs relating to investment in foreign securities markets are generally more expensive than in the United States. Such markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. There is generally less government supervision and regulation of exchanges, brokers and issuers in foreign securities markets than there is in the United States.


         In addition, substantial limitations may exist in certain countries with respect to the Funds' ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Funds could be adversely affected by delays in, or a refusal to grant, any required government approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments.

         REPORTING STANDARDS. Most of the foreign securities held by the Funds will not be registered with the SEC, nor will the issuers thereof be subject to SEC or other U.S. reporting requirements. Accordingly, there will be less publicly available information concerning foreign issuers of securities held by the Fund than will be available concerning U.S. companies. Foreign companies, and in particular, companies in emerging markets, are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

         EXCHANGE RATE FLUCTUATIONS. Because foreign securities ordinarily will be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect a Fund's net asset value, the value of interest and dividends earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by a Fund. If the value of a foreign currency rises against the U.S. dollar, the value of a Fund's assets denominated in that currency will increase; conversely, if the value of a foreign currency declines against the U.S. dollar, the value of a Fund's assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions.

         INVESTMENT CONTROLS. In certain countries that currently prohibit direct foreign investment in the securities of their companies, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted through investment funds which have been specifically authorized. The Funds may invest in these investment funds and registered investment companies subject to the provisions of the 1940 Act. If these Funds invest in such investment companies, they will each bear their proportionate share of the costs incurred by such companies, including investment advisory fees.

         CLEARANCE AND SETTLEMENT PROCEDURES. Delays in clearance and settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

         OPERATING EXPENSES. The costs attributable to foreign investing that a Fund must bear frequently are higher than those attributable to domestic investing. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities. Investment income on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on those securities.
Tax treaties between the United States and foreign countries however, may reduce or eliminate the amount of foreign tax to which a Fund would be subject.


         LOWER-RATED OR NON-RATED CRITERIA FOR DEBT SECURITIES.  The BEA
High Yield, BEA U.S. Core Fixed Income, BEA Strategic Global Fixed Income, and the BEA Municipal Bond Funds have established no rating criteria for the debt securities in which they may invest. Issuers of low rated or non-rated securities ("high yield" securities, commonly known as "junk bonds") may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.


         Lower-rated securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to a Fund and dividends to shareholders.

         A Fund may have difficulty disposing of certain lower-rated securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.


         Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower-rated securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower-rated securities are likely to adversely affect a Fund's net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

         Finally, there are risks involved in applying credit ratings as a method for evaluating lower-rated debt securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower-rated debt securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, BEA will monitor the issuers of lower-rated debt securities in the Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the debt securities' liquidity so the Fund can meet redemption requests. BEA will not necessarily dispose of a portfolio security when its ratings have been changed.

         SOVEREIGN DEBT. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default.

         Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.


         A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.


         The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the Adviser intends to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

         Investors should also be aware that certain sovereign debt instruments in which a Fund may invest involve great risk. Sovereign debt issued by issuers in many Emerging Markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, a Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio and calculating its net asset value. When and if available, fixed income securities may be purchased by a Fund at a discount from face value. However, a Fund does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time, a Fund may purchase securities not paying interest at the time acquired if, in the opinion of the Adviser, such securities have the potential for future income or capital appreciation.

                                DIRECTORS AND OFFICERS


         The directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are:

                             Position          Principal Occupation
Name, Address and Age        with the Company  During Past Five Years
---------------------        ----------------  ----------------------

Arnold M. Reichman - 49*     Director          Senior Managing Director,
466 Lexington Avenue                           Chief Operating
New York, NY  10017                            Officer and Assistant Secretary,
                                               Warburg Pincus Asset Management,
                                               Inc.; Director and Executive
                                               Officer, Counsellors Securities
                                               Inc; Director/Trustee of various
                                               investment companies advised by
                                               Warburg Pincus Asset Management,
                                               Inc.

Robert Sablowsky - 58**      Director          Senior Vice President,
10 Wall Street                                 Fahnestock Co., Inc. (a
New York, NY 10005                             registered broker-dealer); prior
                                               to October 1996, Executive Vice
                                               President of Gruntal & Co., Inc.,
                                               (a registered broker-dealer).

Francis J. McKay - 60        Director          Since 1963, Executive
7701 Burholme Avenue                           Vice President, Fox Chase
Philadelphia, PA 19111                         Cancer Center (biomedical
                                               research and medical care.)

Marvin E. Sternberg - 62     Director          Since 1974, Chairman,
937 Mt. Pleasant Road                          Director and President,
Bryn Mawr, PA 19010                            Moyco Industries, Inc.
                                               (manufacturer of dental supplies
                                               and precision coated abrasives);
                                               since 1968, Director and
                                               President, Mart MMM, Inc.
                                               (formerly Montgomeryville
                                               Merchandise Mart Inc.) and Mart
                                               PMM, Inc. (formerly Pennsauken
                                               Merchandise Mart, Inc.)
                                               (Shopping Centers); and since
                                               1975, Director and Executive Vice

                             Position          Principal Occupation
Name, Address and Age        with the Company  During Past Five Years
---------------------        ----------------  ----------------------

                                               President, Cellucap Mfg. Co.,
                                               Inc. (manufacturer of disposable
                                               headwear).

Julian A. Brodsky - 63       Director          Director and Vice Chairman
Comcast Corporation                            since 1969, Comcast
1234 Market Street                             Corporation (cable television
16th Floor                                     and communications); Director,
Philadelphia, PA  19107-3723                   Comcast Cablevision of
                                               Philadelphia (cable television
                                               and communications) and Nextel
                                               (wireless communications).

Donald van Roden - 72        Director and      Self-employed businessman.
1200 Old Mill Lane           Chairman of       From February 1980 to March
Wyomissing, PA  19610        the Board         1987, Vice Chairman, Smith Kline
                                               Beecham Corporation
                                               (pharmaceuticals); Director, AAA
                                               Mid-Atlantic (auto service);
                                               Director, Keystone Insurance Co.

Edward J. Roach - 73         President and     Certified Public Accountant;
Suite 100                    Treasurer         Vice Chairman of the Board,
Bellevue Park                                  Fox Chase Cancer Center;
Corporate Center                               Trustee Emeritus,
400 Bellevue Parkway                           Pennsylvania School for the
Wilmington, DE  19809                          Deaf; Trustee Emeritus,
                                               Immaculata College; President
                                               or Vice President and Treasurer
                                               of various investment companies
                                               advised by PNC Institutional
                                               Management Corporation; Director,
                                               the Bradford Funds, Inc.

Morgan R. Jones - 58         Secretary         Chairman of the law firm of
Drinker Biddle & Reath LLP                     Drinker Biddle & Reath LLP;
1345 Chestnut Street                           Director, Rocking Horse Child
Philadelphia, PA  19107-3496                   Care Centers of America, Inc.

_________________________

* Mr. Reichman is an "interested person" of the Company, as that term is defined in the 1940 Act, by virtue of his positions with Counsellors Securities Inc., the Company's distributor.

** Mr. Sablowsky is an "interested person" of the Company, as that term is defined in the 1940 Act, by virtue of his position with Fahnestock Co., Inc., a registered broker-dealer.

          Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Company the firm to be selected as independent auditors.


          Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session.


          Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of the Company.

        The Company pays directors who are not "affiliated persons" (as that term is defined in the 1940 Act) of any investment adviser or sub-adviser of the Company or the Distributor and Mr. Sablowsky who is considered to be an affiliated person, $12,000 annually and $1,000 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional $5,000 per year for his services in this capacity. Such Directors are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1997, each of the following members of the Board of Directors received compensation from the Company in the following amounts:

                               DIRECTORS' COMPENSATION
                                                                 Total
                                     Pension or                  Compensation
                                     Retirement                  from
                                     Benefits        Estimated   Registrant
                       Aggregate     Accrued as      Annual      and Fund
                       Compensation  Part of         Benefits    Complex(1)
Name of Person/        from          Fund            Upon        Paid to
Position               Registrant    Expenses        Retirement  Directors
---------------        ------------  ------------    ----------  ------------

Julian A. Brodsky,       $16,000         N/A           N/A         $16,000
Director

Francis J. McKay,        $19,000         N/A           N/A         $19,000
Director

Arnold M. Reichman,        -0-           N/A           N/A           -0-
Director

Robert Sablowsky,        $ 8,000         N/A           N/A         $ 8,000
Director

Marvin E. Sternberg,     $19,000         N/A           N/A         $19,000
Director

Donald van Roden,        $24,000         N/A           N/A         $24,000
Director and
Chairman

-----------------------

1 A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any other investment companies.

         On October 24, 1990 the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach and one other employee) pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by the Company's advisers, custodians, administrators and distributor, the Company itself requires only two part-time employees. Drinker Biddle & Reath LLP, of which Mr. Jones is a partner, receives legal fees as counsel to the Company. No officer, director or employee of BEA or the Distributor currently receives any compensation from the Company.


                    INVESTMENT ADVISORY AND SERVICING ARRANGEMENTS


          ADVISORY AGREEMENTS. BEA Associates (sometimes referred to as the "Adviser") renders advisory and administrative services to each of the Funds pursuant to Investment Advisory Agreements. The Advisory Agreements relating to the Funds are dated September 16, 1992 for the BEA International Equity, the BEA Emerging Markets Equity and the BEA High Yield Funds, dated August 31, 1993 for the BEA U.S. Core Equity, the BEA U.S. Core Fixed Income, the BEA Strategic Global Fixed Income and BEA Municipal Bond Funds, and dated November 17, 1994 for the BEA Balanced and the BEA Short Duration Funds. Such advisory agreements are hereinafter collectively referred to as the "Advisory Agreements."

          BEA Associates is a diversified investment adviser, managing global equity, fixed income and derivative securities accounts for private individuals, as well as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. As of September 30, 1997, BEA Associates managed approximately $34.6 billion in assets. BEA is a wholly-owned subsidiary of Credit Suisse, the second largest Swiss bank, which in turn is a subsidiary of CS Holding, a Swiss corporation. Active employees of BEA have a long-term equity incentive plan. BEA Associates is a registered investment advisor under the Investment Advisors Act of 1940, as amended.

          As an investment adviser, BEA emphasizes a global investment strategy. BEA currently acts as investment adviser for eleven other investment companies registered under the 1940 Act. They are: BEA Strategic Global Income Fund, Inc., BEA Income Fund, Inc., The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Indonesia Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc., and The Portugal Fund, Inc. In addition, BEA acts as sub-adviser to certain portfolios of twelve other registered investment companies: Frank Russell Investment Company (Fixed Income III Fund and Multi-strategy Bond Fund), Oppenheimer (LifeSpan Balanced Fund, LifeSpan Income Fund and LifeSpan Growth Fund), Panorama (LifeSpan Balanced Account, LifeSpan Capital Appreciation Account and LifeSpan Diversified Income Account), SEI Institutional Managed Trust (High Yield Bond
Fund), WNL Series Trust (BEA Growth and Income Fund), Touchstone International Equity Fund and Touchstone Variable Annuity International Equity Fund.

          BEA Associates has sole investment discretion for the Funds and will make all decisions affecting assets in the Funds under the supervision of the Company's Board of Directors and in accordance with each Fund's stated policies. BEA Associates will select investments for the Funds and will place purchase and sale orders on behalf of the Funds. For its services to the BEA International Equity, the BEA Emerging Markets Equity, the BEA U.S. Core Equity, the BEA U.S. Core Fixed Income, the BEA Strategic Global Fixed Income, the BEA High Yield, the BEA Municipal Bond Fund, the BEA Balanced and the BEA Short Duration Funds, BEA Associates will be paid (before any voluntary waivers or reimbursements) a monthly fee computed at an annual rate of .80%, 1.00%, .75%, .375%, .50%, .70%,
 .70%, .60% and .15% of average daily net assets, respectively.


          For the fiscal year ended August 31, 1997 the Funds paid BEA advisory fees and BEA waived fees and/or reimbursed expenses of the Funds as follows:

                           Fees Paid
Portfolio              (after waivers)       Waivers    Reimbursements
---------              ---------------       -------    --------------

International Equity      $5,300,316            $0             $0
Emerging Markets           $ 988,002         $18,498           $0
  Equity
U.S. Core Equity           $ 537,237         $27,626           $0
Balanced                       N/A             N/A            N/A
U.S. Core Fixed            $ 357,196       $ 177,539           $0
  Income
Strategic Global           $ 180,945       $  27,305           $0
  Fixed Income
High Yield                 $ 393,841       $ 233,336           $0
Municipal Bond             $  91,093        $ 44,791           $0
Short Duration                 N/A             N/A            N/A

         For the fiscal year ended August 31, 1996, the Funds paid BEA advisory fees and BEA waived fees and/or reimbursed expenses of the Funds as follows:

                           Fees Paid
Portfolio              (after waivers)      Waivers     Reimbursements
---------              ---------------      -------     --------------

International             $5,993,072           $ 0            $ 0
  Equity
Emerging Markets          $1,289,739           $ 0            $ 0
  Equity
U.S. Core Equity            $234,890         $93,430          $ 0
Balanced                       N/A             N/A            N/A
U.S. Core Fixed             $316,147        $134,639          $ 0
  Income
Strategic Global            $103,144         $53,915          $ 0
  Fixed Income
High Yield                  $542,590        $100,763          $ 0
 Municipal Bond              $92,994         $68,790          $ 0
Short Duration                 N/A             N/A            N/A

          For the fiscal year ended August 31, 1995, the Funds paid BEA advisory fees and BEA waived fees and/or reimbursed expenses of the Funds as follows:

                           Fees Paid
Portfolio              (after waivers)       Waivers    Reimbursements
---------              ---------------       -------    --------------

International Equity      $6,012,837           $ 0            $ 0
Emerging Markets          $1,250,012         $33,702          $ 0
  Equity
U.S. Core Equity             $77,156         $88,725          $ 0
Balanced                       N/A             N/A            N/A
U.S. Core Fixed             $133,139        $121,336          $ 0
  Income
Strategic Global             $18,914         $68,558          $ 0
  Fixed Income
High Yield                $1,002,002           $ 0            $ 0
Municipal Bond              $295,376         $38,740          $ 0
Short Duration                 N/A             N/A            N/A

          Each class of the Fund bears all of its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a Fund of the Company are allocated among all investment funds by or under the direction of the Company's Board of Directors in such manner as the Board determines fair and equitable. The BEA Institutional Class of the Funds pays its own administration fees, and may pay a different share than the other classes of the Funds of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Institutional Class or if it receives different services.

         Under the Advisory Agreements, BEA Associates will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or a Fund in connection with the performance of the Advisory Agreements, and shall be indemnified for any losses and expenses in connection with any claim relating thereto, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BEA Associates in the performance of its duties or reckless disregard by it of its obligations and duties under the Advisory Agreements.

         The Advisory Agreements were reapproved on July 10, 1996, by vote of the Company's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreements or interested persons (as defined in the 1940 Act) of such parties. The Advisory Agreements were approved by each Fund's initial shareholder. Each Advisory Agreement is terminable by vote of the Company's Board of Directors or by the holders of a majority of the outstanding voting securities of the relevant Fund, at any time without penalty, on 60 days' written notice to BEA Associates. Each of the Advisory Agreements may also be terminated by BEA Associates on 60 days' written notice to the Company. Each of the Advisory Agreements terminates automatically in the event of assignment thereof.

         CUSTODIAN AND TRANSFER AGENCY AGREEMENTS. Brown Brothers Harriman & Co. ("BBH") acts as the custodian for the Funds and also acts as the custodian for the Funds' foreign securities pursuant to a Custodian Agreement (the "Custodian Agreement"). Under the Custodian Agreement, BBH (a) maintains a separate account or accounts in the name of each Fund, (b) holds and transfers Portfolio securities on account of each Fund, (c) accepts receipts and makes disbursements of money on behalf of each Fund, (d) collects and receives all income and other payments and distributions on account of each Fund's portfolio securities, and (e) makes periodic reports to the Company's Board of Directors concerning each Fund's operations. BBH is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Company, provided that BBH remains responsible for the performance of all its duties under the Custodian Agreement and holds the Company harmless from the negligent acts and omissions of any sub-custodian. For its services to the Company under the Custodian Agreement, BBH receives a fee which is calculated based upon each Fund's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Company.


         State Street Bank and Trust Company ("State Street") serves as the transfer agent for the Funds. It has delegated to Boston Financial Data Services, Inc. ("BFDS"), a 50%- owned subsidiary, responsibility for most transfer agent servicing functions. State Street serves as the transfer and dividend disbursing agent for the Funds pursuant to a Transfer Agency Agreement, as supplemented (collectively, the "Transfer Agency Agreement"), under which it (a) issues and redeems shares of each of the Funds, (b) addresses and mails all communications by each Fund to record owners of shares of each such Fund, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Company's Board of Directors concerning the operations of each Fund. For its services to the Company under the Transfer Agency Agreement, State Street receives a fee on a per transaction basis.

         ADMINISTRATION AND ACCOUNTING SERVICES AND ADMINISTRATIVE SERVICES AGREEMENTS. PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Bank Corp., serves as the administrator to the BEA Institutional Funds pursuant to Administration and Accounting Services Agreements (the "Administration and Accounting Services Agreements") which were reapproved by the Board of Directors of the Company on July 9, 1997. PFPC has agreed to furnish to the BEA Institutional Funds portfolio statistical and research data, clerical, accounting, and bookkeeping services and certain other services required by the Funds. PFPC has also agreed to prepare and file various reports with the appropriate regulatory agencies, and prepare materials required by the SEC or any state securities commission having jurisdiction over the Funds.

         The Administration and Accounting Services Agreements provide that PFPC shall not be liable for any loss suffered by the Company in connection with the performance of services under the Administration and Accounting Services Agreements, except a loss resulting from willful misfeasance, gross negligence or reckless disregard of its duties and obligations under the Administrative and Accounting Services Agreements. In consideration for the services provided under the Administration and Accounting Services Agreements, PFPC receives a fee calculated at an annual rate of .125% of the average daily net assets of the Institutional Class of each Fund.

         For the fiscal year ended August, 31, 1997, the Funds paid PFPC administration fees and PFPC waived fees and/or reimbursed expenses as follows:


                                      Fees Paid
                                       (after
Portfolio                              waivers)    Waivers  Reimbursements
---------                             ---------    -------  --------------

International Equity                   $785,014     $43,161         $ 0
Emerging Markets Equity                $125,801     $    12         $ 0
U.S. Core Equity                       $ 94,144     $     0         $ 0

Balanced                                    N/A         N/A         N/A
U.S. Core Fixed Income                 $159,177     $19,068         $ 0
Strategic Global Fixed                 $ 41,650     $10,412         $ 0
 Income
High Yield                             $ 89,597     $22,399         $ 0
Municipal Bond                         $ 24,265     $     0         $ 0
Short Duration                              N/A         N/A         N/A

          For the fiscal year ended August, 31, 1996, the Funds paid PFPC administration fees and PFPC waived fees and/or reimbursed expenses as follows:

                                       Fees Paid
                                        (after
Portfolio                               waivers)    Waivers  Reimbursements
---------                              ---------    -------  --------------

International Equity                   $931,214     $ 5,204         $ 0
Emerging Markets Equity                $152,709     $ 8,509         $ 0
U.S. Core Equity                       $ 54,720     $     0         $ 0
Balanced                                    N/A         N/A         N/A
U.S. Core Fixed Income                 $102,178     $48,084         $ 0
Strategic Global Fixed
 Income                                $ 31,412     $ 7,853         $ 0
High Yield                             $102,402     $12,483         $ 0
Municipal Bond                         $ 28,890     $     0         $ 0
Short Duration                              N/A         N/A         N/A

          For the fiscal year ended August, 31, 1995, the Funds paid PFPC administration fees and PFPC waived fees and/or reimbursed expenses as follows:

                                     Fees Paid
                                       (after
Portfolio                              waivers)     Waivers  Reimbursements
---------                             ---------     -------  --------------

International Equity                   $908,172     $31,334         $ 0
Emerging Markets Equity                $147,367     $13,100         $ 0
U.S. Core Equity                       $ 27,647     $     0         $ 0
Balanced                                    N/A         N/A         N/A
U.S. Core Fixed Income                 $ 57,681     $27,144         $ 0
Strategic Global Fixed
 Income                                $ 17,494     $ 4,374         $ 0
High Yield                             $173,244     $ 6,060         $ 0
Municipal Bond                         $ 59,664     $     0         $ 0
Short Duration                              N/A         N/A         N/A

          Counsellors Fund Services, Inc. ("Counsellors") provides certain administrative services to the Institutional Class of each of the Funds that are not provided by PFPC, pursuant to an Agreement dated October 26, 1994 (the "Administrative Services Agreement"). Such services are provided subject to the supervision and direction of the Board of Directors of the Company.

          The Administrative Services Agreement provides that Counsellors shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the performance of services under the Agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard of its duties and obligations thereunder.

          As compensation for its services to the Institutional Class of the Funds under the Administrative Services Agreement, Counsellors receives a monthly fee for the previous month calculated at the rate of .15% of the average daily net assets of the Institutional Class of each of the Funds.

          For the fiscal year ended August, 31, 1997, the Funds paid Counsellors administration fees and Counsellors waived fees and/or reimbursed expenses as follows:


                                      Fees Paid
                                       (after
Portfolio                              waivers)    Waivers   Reimbursements
---------                             ---------    -------   --------------

International Equity                   $463,778    $530,031          $0
Emerging Markets Equity                $ 30,195    $120,780          $0
U.S. Core Equity                       $  7,532    $105,441          $0
Balanced                                    N/A         N/A         N/A
U.S. Core Fixed Income                 $ 14,258    $199,636          $0
Strategic Global Fixed                 $  4,165    $ 58,310          $0
 Income                                $  8,959    $125,436          $0
High Yield                             $  1,941    $ 27,177          $0
Municipal Bond
Short Duration                              N/A         N/A         N/A

          For the fiscal year ended August, 31, 1996, the Funds paid Counsellors administration fees and Counsellors waived fees and/or reimbursed expenses as follows:

                                      Fees Paid
                                       (after
Portfolio                              waivers)    Waivers   Reimbursements
---------                             ---------    -------   --------------

International Equity                   $928,754    $194,947          $0
Emerging Markets Equity                $ 32,335    $161,461          $0
U.S. Core Equity                       $ 12,019    $ 53,645          $0
Balanced                                    N/A         N/A         N/A
U.S. Core Fixed Income                 $ 23,392    $180,314          $0
Strategic Global Fixed
 Income                                $  6,880    $ 40,238          $0
High Yield                             $ 44,362    $ 93,499          $0
Municipal Bond                         $  7,328    $ 27,340          $0
Short Duration                              N/A         N/A         N/A

          For the fiscal year ended August, 31, 1995, the Funds paid Counsellors administration fees and Counsellors waived fees and/or reimbursed expenses as follows:

                                      Fees Paid
                                       (after
Portfolio                              waivers)     Waivers  Reimbursements
---------                             ---------     -------  --------------

International Equity                 $1,045,701    $ 81,620          $0
Emerging Markets Equity              $   98,236    $ 94,321          $0
U.S. Core Equity                     $    8,847    $ 24,329          $0
Balanced                                    N/A         N/A         N/A
U.S. Core Fixed Income               $   16,965    $ 84,825          $0
Strategic Global Fixed
 Income                              $    2,752    $ 23,490          $0
High Yield                           $  112,603    $102,112          $0
Municipal Bond                       $   19,092    $ 52,504          $0
Short Duration                              N/A         N/A         N/A



                             PORTFOLIO TRANSACTIONS

          Subject to policies established by the Board of Directors, BEA Associates is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Funds. In executing portfolio transactions, BEA Associates seeks to obtain the best net results for a Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While BEA Associates generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best results in particular transactions.

          Portfolio transactions for the Funds may be effected on domestic or foreign securities exchanges. In transactions for securities not actively traded on a domestic or foreign securities exchange, a Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options. The Funds have no obligation to deal with any broker in the execution of transactions in portfolio securities. The Funds may use affiliates of Credit Suisse, BEA's parent company, in connection with the purchase or sale of securities in accordance with rules or exemptive orders adopted by the Securities and Exchange Commission (the "SEC") when BEA believes that the charge for the transaction does not exceed usual and customary levels.


          Commission rates for brokerage transactions on foreign stock exchanges are generally fixed. The reasonableness of any negotiated commission paid by the Funds will be evaluated on the basis of the difficulty involved in execution, the time taken to conclude the transaction, the extent of the broker's commitment, if any, of its own capital and the amount involved in the transaction. It should be noted that commission rates in U.S. markets are negotiated.

          In the case of over-the-counter issues, there is generally no stated commission, but the price usually includes an undisclosed commission or markup, and the Fund will normally deal with the principal market makers unless it can obtain better terms elsewhere.


          For the fiscal year ended August 31, 1997, the Funds paid brokerage commissions as follows:

Fund                                                    Brokerage Commission
----                                                    --------------------

International Equity                                        $5,041,204
Emerging Markets Equity                                     $1,074,701
U.S. Core Equity                                            $  181,354
U.S. Core Fixed Income                                      $        0
Strategic Global Fixed Income                               $        0
High Yield                                                  $        0
Municipal Bond                                              $        0

         For the fiscal year ended August 31, 1996, the Funds paid brokerage commissions as follows:

Fund                                                    Brokerage Commission
----                                                    --------------------

International Equity                                        $3,385,421
Emerging Markets Equity                                     $  713,193
U.S. Core Equity                                            $  182,796
U.S. Core Fixed Income                                      $        0
Strategic Global Fixed Income                               $        0
High Yield                                                  $        0
Municipal Bond                                              $        0


         For the fiscal year ended August 31, 1995, the Funds paid brokerage commissions as follows:

Fund                                         Brokerage Commission
----                                         --------------------

International Equity                              $3,943,441
Emerging Markets Equity                           $  778,886
U.S. Core Equity                                  $  110,474
U.S. Core Fixed Income                            $        0
Strategic Global Fixed Income                     $        0
High Yield                                        $        0
Municipal Bond                                    $        0


         No Fund has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. BEA Associates may, consistent with the interests of a Fund and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to a Fund and other clients of BEA Associates. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by BEA Associates under its respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that BEA Associates, as applicable, determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of BEA Associates to a Fund and its other clients and that the total commissions paid by a Fund will be reasonable in relation to the benefits to a Fund over the long-term.

         Corporate debt and U.S. Government securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer in debt securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

         BEA Associates may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Fund prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Fund's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Fund would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

         Investment decisions for each Fund and for other investment accounts managed by BEA Associates are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund. A Fund will not purchase securities during the existence of any underwriting or selling group relating to such security of which BEA Associates or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Company's Board of Directors pursuant to Rule 10f-3 under the 1940 Act.

         In no instance will portfolio securities be purchased from or sold to the Distributor or BEA Associates or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

         The BEA Short Duration Fund expects that its annual portfolio turnover rate will not exceed 100% under normal market conditions. The BEA Balanced Fund expects that its annual portfolio turnover rate will not exceed 100% under normal market conditions for the equity portion and 100% for the fixed income portion. A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by a

Fund. Each of the Funds anticipates that its annual portfolio turnover rate will vary from year to year. The portfolio turnover rate is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the Fund during the year.

         The Funds have the benefit of an exemptive order issued by the SEC under the 1940 Act authorizing the Funds and other investment companies advised by BEA to acquire jointly securities issued in private placements, subject to the terms and conditions of the order.


                         PURCHASES AND REDEMPTION INFORMATION

         The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption of a Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing a Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. Investors may also be required to bear certain transaction costs associated with redemptions in kind. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund.

         Under the 1940 Act, a Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of Fund securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         An illustration of the computation of the public offering price per Institutional Share of the Funds, based on the value of the Funds' net assets as of August 31, 1997 is as follows:


                                    International    Emerging Markets  U.S. Core
                                        Equity            Equity        Equity
                                    -------------    ----------------  ------

Net Assets . . . . . . . . . . . .   $568,510,409      $83,012,386    $86,181,741

Outstanding Shares . . . . . . . .    25,586,459        4,227,236      3,532,014

Net Asset Value Per Share  . . . .      $22.22            $19.64         $24.40

Maximum Sales Charge . . . . . . .       N/A                N/A          N/A

Offering to Public . . . . . . . .      $22.22            $19.64        $24.40


                                        U.S. Core       Strategic Global
                                      Fixed Income        Fixed Income
                                      ------------      ----------------

Net Assets . . . . . . . . . . . .    $177,218,582        $44,285,401

Outstanding Shares . . . . . . . .      11,321,399          2,873,591

Net Asset Value Per Share. . . . .       $15.65             $15.41

Maximum Sales Charge . . . . . . .        N/A                N/A

Offering to Public . . . . . . . .       $15.65             $15.41


                                       High Yield        Municipal Bond
                                      ------------      ----------------

Net Assets . . . . . . . . . . . .    $92,630,437         $19,810,118

Outstanding Shares . . . . . . . .      5,422,963           1,334,939

Net Asset Value Per Share. . . . .       $17.08              $14.84

Maximum Sales Charge . . . . . . .        N/A                  N/A

Offering to Public . . . . . . . .       $17.08              $14.84


                                 VALUATION OF SHARES

          The net asset values per share of each class of the Funds are calculated separately from each other class as of the close of regular trading of the NYSE on each Business Day. The net asset value per share, the value of an individual share in a Fund, is computed by adding the value of the proportionate interest of each class of a Fund in the Fund's securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of such class. "Business Day" means each weekday when the NYSE is open. Currently, the NYSE is closed on New Year's Day, Dr. Martin Luther King Jr., Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. Securities which are listed on stock exchanges, whether U.S. or foreign are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean of the bid and asked prices available prior to the valuation. Fund securities primarily traded in foreign markets may be traded in such markets on days which are not Business Days. Because net asset value per share of each Fund is determined only on Business Days, the net asset value of shares of a Fund may be significantly affected on days when an investor does not have access to the Fund. If on any Business Day, a foreign securities exchange or foreign market is closed, the securities traded on such exchange or in such market will be valued at the last sale price reported on the previous business day of such foreign exchange or market. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by the Board of Directors or its delegates as the primary market. Securities traded in the over-the-counter market and listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") are valued at the last trade price listed on the NASDAQ at the close of regular trading (generally 4:00 p.m. Eastern Time); securities listed on NASDAQ for which there were no sales on that day and other over-the-counter securities are valued at the mean of the bid and asked prices available prior to valuation. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity. Any assets which are denominated in a foreign currency are converted into U.S. dollars at the prevailing market rates for purposes of calculating net asset value.


          Foreign currency exchange rates are generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events will not be reflected in a computation of the Fund's net asset value. If events materially affecting the value of such securities or assets or currency exchange rates occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of a Fund conducted on a spot basis will be valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions this rate differs from the prevailing exchange rate by an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

          In determining the approximate market value of portfolio investments, the Company may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Company's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Company's Board of Directors.


                          PERFORMANCE AND YIELD INFORMATION


          TOTAL RETURN. Each Fund that advertises its "average annual total return" computes such return separately for each class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                    ERV  l/n
                             T = [(-----) - 1]
                                     P

    Where:    T =  average annual total return;

                 ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                   P =  hypothetical initial payment of $1,000; and

                   n =  period covered by the computation, expressed in years.

              Each Fund that advertises its "aggregate total return" computes such returns separately for each class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                ERV
Aggregate Total Return =     [(-----) - l]
                                 P

              The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

              Calculated according to the foregoing the average annual total return of the Institutional Class of the Funds for the period ended August 31, 1997 is as follows:

                                                                        Since
                                           3 year         5 year      Inception
Portfolio                   1 year         (ann.)         (ann.)         ann.*
---------                   ------         ------         ------      ---------

International               15.93%          4.42%            N/A         10.36%
  Equity
Emerging Markets             8.31%        (5.43)%            N/A          7.77%
  Equity
U.S. Core Equity            38.32%         24.88%            N/A         24.86%
Balanced                       N/A            N/A            N/A            N/A
U.S. Core Fixed             11.53%          9.08%            N/A          7.97%
  Income
Strategic Global             4.48%          8.25%            N/A          7.76%
  Fixed Income
High Yield                  15.17%         11.75%            N/A         11.17%
 Municipal Bond              9.74%          6.76%            N/A          6.44%
Short Duration                 N/A            N/A            N/A            N/A

*   Inception dates of the Institutional Class of the Funds are as follows:
    International Equity (October 1, 1992); Emerging Markets Equity (February 1, 1993); U.S. Core Equity (September 1, 1994); U.S. Core Fixed Income (April 1, 1994); Strategic Global

    Fixed Income (June 28, 1994); High Yield (March 31, 1993); and Municipal Bond Fund (June 20, 1994).


         The aggregate total return for the Institutional Class of the Funds for the period ended August 31, 1997 since inception is as follows:

Portfolio                         Inception Date      Aggregate Return
---------                         --------------      ----------------

International Equity                 10/1/92              62.40%
Emerging Market Equity                2/1/93              40.94%
U.S. Core Equity                      9/1/94              94.76%
Balanced                                 N/A                 N/A
U.S. Core Fixed Income                4/1/94              30.01%
Strategic Global Fixed               6/28/94              26.84%
  Income
High Yield                           3/31/93              61.14%
Municipal Bond                       6/20/94              22.18%
Short Duration                           N/A                 N/A

         The Funds may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the formula set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, as appropriate, a Fund may calculate its aggregate and/or average annual total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. The Funds do not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Funds will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         YIELD. Certain Funds may advertise a 30-day (or one month) standard yield as described in the Prospectus. Such yields are calculated separately for each class of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:

                          a - b       6
              YIELD = 2[( - - - - +1 )  - 1]
                            cd

Where:   a =  dividends and interest earned by a Fund during the period;

         b =  expenses accrued for the period (net of reimbursements);

         c = average daily number of shares outstanding during the period, entitled to receive dividends; and

         d = maximum offering price per share on the last day of the period.


For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

         With respect to receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or (b) not to amortize discount or premium on the remaining security.

         Based on the foregoing calculation the Standard Yield for the Institutional Class of the Funds that advertise yield for the 30-day period ended August 31, 1997 was as follows:

Fund                                30-Day Yield
----                                ------------

U.S. Core Fixed Income                 6.37%
Strategic Global Fixed Income          6.04%
High Yield                             9.55%
Municipal Bond                         4.65%


                                        TAXES

         GENERAL TAX CONSEQUENCES TO THE COMPANY AND ITS SHAREHOLDERS. The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Company's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion in this Statement of Additional Information and in the Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

         Each Fund has elected to be taxed as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it (a) distributes an amount equal to the sum of (i) at least 90% of its investment company taxable income (net taxable investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (ii) at least 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement"), and (b) satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement. The Distribution Requirement for any year may be waived if a regulated investment company establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax (discussed below).

         In addition to satisfaction of the Distribution Requirement each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

         Future Treasury regulations may provide that currency gains that are not "directly related" to a Fund's principal business of investing in stock or securities (or in options or futures with respect to stock or securities) will not satisfy the Income Requirements. Income derived by a regulated investment company from a partnership or trust (including a foreign entity that is classified as a partnership or trust for U.S. federal income tax purposes) will satisfy the Income Requirement only to the extent such income is attributable to items of income of the partnership or trust that would satisfy the Income Requirement if they were realized by a regulated investment company in the same manner as realized by the partnership or trust.

         In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Requirement").

         The Internal Revenue Service has taken the position, in informal rulings issued to other taxpayers, that the issuer of a repurchase agreement is the bank or dealer from which securities are purchased. A Fund will not enter into repurchase agreements with any one bank or dealer if entering into such agreements would, under the informal position expressed by the Internal Revenue Service, cause it to fail to satisfy the Asset Diversification Requirement.

         Distributions of investment company taxable income will be taxable (subject to the possible allowance of the dividend received deduction described below) to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any distribution from the Company in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.


         Each Fund intends to distribute to shareholders its excess of net long-term capital gain over net short-term capital loss ("net capital gain"), if any, for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as mid-term or other long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Fund prior to the date on which a shareholder acquired shares of the Fund and whether the distribution was paid in cash or reinvested in shares. The aggregate amount of distributions designated by any Fund as capital gain dividends may not exceed the net capital gain of such Fund for any taxable year, determined by excluding any net long-term capital loss attributable to transactions occurring after October 31 of such year and by treating any such loss as if it arose on the first day of the following taxable year. Such distributions will be designated as capital gain dividends in a written notice mailed by the Company to shareholders not later than 60 days after the close of each Fund's respective taxable year.

         In the case of corporate shareholders, distributions (other than capital gain dividends) of a Fund for any taxable year will qualify for the 70% dividends received deduction, only to the extent of the gross amount of "qualifying dividends" received by such Fund for the year. Generally, a dividend will be treated as a "qualifying dividend" only if it has been received from a domestic corporation. However, if a Fund owns at least 10 percent of the stock (by vote and value) of certain foreign corporations with U.S. source income, then a portion of the dividends paid by such foreign corporations may constitute "qualifying dividends." A dividend received by a taxpayer will not be treated as a "qualifying dividend" if (1) it has been received with respect to any share of stock that the taxpayer has held for 45 days (90 days in the case of certain preferred stock) or less (excluding any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend), or (2) to the extent that the taxpayer is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. The Company will designate the portion, if any, of the distribution made by a Fund that qualifies for the dividends received deduction in a written notice mailed by the Company to shareholders not later than 60 days after the close of the Fund's taxable year.

         Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares.

         The BEA Municipal Bond Fund is designed to provide investors with current tax-exempt interest income. Exempt interest dividends distributed to shareholders by this Fund are not included in the shareholder's gross income for regular federal income tax purpose. In order for the Municipal Bond Fund to pay exempt interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the value of the Fund must consist of exempt interest obligations.


         In addition, the BEA Municipal Bond Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a nonexempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues are more than 5% of the total revenue derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholder.

         A Fund may acquire standby commitments with respect to Municipal Obligations held in its portfolio and will treat any interest received on Municipal Obligations subject to such stand-by commitments as tax-exempt income. In Rev. Rul. 82-144, 1982-2 C.B. 34, the Internal Revenue Service held that a mutual fund acquired ownership of municipal obligations for federal income tax purposes, even though the fund simultaneously purchased "put" agreements with respect to the same municipal obligations from the seller of the obligations. The Company will not engage in transactions involving the use of stand-by commitments that differ materially from the transaction described in Rev. Rul. 82-144 without first obtaining a private letter ruling from the Internal Revenue Service or the opinion of counsel.


         Interest on indebtedness incurred by a shareholder to purchase or carry shares if the BEA Municipal Bond Fund is not deductible for income tax purposes of (as expected) the BEA Municipal Bond Fund distributes exempt interest dividends during the shareholder's taxable year. Receipt of exempt interest dividends may result in collateral federal income tax consequences to certain other taxpayers, including persons subject to alternative minimum tax (see Prospectus and discussion below), financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

         Corporate taxpayers may be liable for alternative minimum tax, which is imposed at the rate of 20% of "alternative minimum taxable income" (less, in the case of corporate shareholders with "alternative minimum taxable income" of less than $310,000, the applicable "exemption amount"), in lieu of the regular corporate income tax. "Alternative minimum taxable income," is equal to "taxable income", (as determined for corporate income regular tax purposes) with certain adjustments. Although corporate taxpayers in determining "alternative minimum taxable income" are allowed to exclude exempt interest dividends (other than exempt interest dividends derived from certain private activity bonds ("AMT Preference Dividends"), as explained in the Prospectus) and to utilize the 70% dividends received deduction at the first level of computation, the Code requires (as a second computational step) that "alternative minimum taxable income" be increased by 75% of the excess of "adjusted current earnings" over other "alternative minimum taxable income."


         Corporate shareholders will have to take into account (1) all exempt interest dividends and (2) the full amount of all dividends from a Fund that are treated as "qualifying dividends" for purposes of the dividends received deduction in determining their "adjusted current earnings." As much as 75% of any exempt interest dividend and 82.5% of any "qualifying dividend" received by a corporate shareholder could, as a consequence, be subject to alternative minimum tax. Exempt interest dividends received by such a corporate shareholder may accordingly be subject to alternative minimum tax at an effective rate of 15%.

         Corporate investors should also note that the Superfund Amendments and Reauthorization Act of 1986 imposes an environmental tax on corporate taxpayers of 0.14% of the excess of "alternative minimum taxable income" (with certain modifications) over $2,000,000 for taxable years beginning after 1986 and before 1996, regardless of whether such taxpayers are liable for alternative minimum tax.


         If for any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends (including amounts derived from interest on Municipal Obligations in the case of the BEA Municipal Bond
Fund) to the extent of such Fund's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders. Investors should be aware that any loss realized on a sale of shares of a Fund will be disallowed to the extent an investor repurchases shares of the same Fund within a period of 61 days (beginning 30 days before and ending 30 days after the day of disposition of the shares). Dividends paid by a Fund in the form of shares within the 61-day period would be treated as a purchase for this purpose.



         The Code imposes a non-deductible 4% excise tax on regulated investment companies that do not distribute with respect to each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. Because each Fund intends to distribute all of its taxable income currently, no Fund anticipates incurring any liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate investments in order to make sufficient distributions to avoid excise tax liability.


         The Company will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Company that he is not subject to backup withholding or that he is an "exempt recipient."

         The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.


         Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.


         Certain states exempt from state income taxation dividends paid by a regulated investment company that are derived from interest on U.S. Government obligations. Each Fund will accordingly inform its shareholders annually of the percentage, if any, of its ordinary dividends that is derived from interest on U.S. Government obligations. Shareholders should consult with their tax advisers as to the availability and extent of any applicable state income tax exemption.

         SPECIAL TAX CONSIDERATIONS. The following discussion relates to the particular federal income tax consequences of the investment policies of the Funds. The ability of the Funds to engage in options, short sale and futures activities will be somewhat limited by the requirements for their continued qualification as regulated investment companies under the Code, in particular the Distribution Requirement and the Asset Diversification Requirement.

         STRADDLES. The options transactions that the Funds enter into may result in "straddles" for federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Funds for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the "required distribution" that the Funds must make in order to avoid federal excise tax. Furthermore, in determining their investment company taxable income and ordinary income, the Funds may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to the Funds of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Funds are uncertain which (if any) of these elections they will make.

         Because only a few regulations implementing the straddle rules have been promulgated by the U.S. Treasury, the tax consequences to the Funds of engaging in options transactions are not entirely clear. Nevertheless, it is evident that application of the straddle rules may substantially increase or decrease the amount which must be distributed to shareholders in satisfaction of the Distribution Requirement (or to avoid federal excise tax liability) for any taxable year in comparison to a fund that did not engage in options transactions.



         OPTIONS AND SECTION 1256 CONTRACTS. The writer of a covered put or call option generally does not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the writer generally recognizes short-term capital gain. If the option is exercised, the premium is included in the consideration received by the writer in determining the capital gain or loss recognized in the resultant sale. However, certain options transactions that the Funds enter into, as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market entered into by the Funds, will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date.
Any gain or loss recognized as a consequence of the year-end marking-to-market of Section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the relevant Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of Section 1256 contracts that the relevant Fund continued to hold. Investors should also note that Section 1256 contracts will be treated as having been sold on October 31 in calculating the "required distribution" that a Fund must make to avoid federal excise tax liability.

         Each of the Funds may elect not to have the year-end mark-to-market rule apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of such Fund that are not Section 1256 contracts (the "Mixed Straddle Election").


         FOREIGN CURRENCY TRANSACTIONS. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the Asset Diversification Requirement. A Fund may request a private letter ruling from the Internal Revenue Service for guidance on some or all of these issues.

         Under Code Section 988 special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, a Fund may elect capital gain or loss treatment for such transactions. Alternatively, a Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general gains or losses from a foreign currency transaction subject to Code Section 988 will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if losses from a foreign currency transaction subject to Code Section 988 exceed other investment company taxable income during a taxable year, a Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Shares.


         PASSIVE FOREIGN INVESTMENT COMPANIES. If a Fund acquires shares in certain foreign investment entities, called "passive foreign investment companies" ("PFIC"), such Fund may be subject to "deferred" federal income tax on a portion of any "excess distribution" received with respect to such shares or on a portion of any gain recognized upon a disposition of such shares, notwithstanding the distribution of such income to the shareholders of such Fund. Additional charges in the nature of interest may also be imposed on a Fund in respect of such deferred taxes. However, in lieu of sustaining the foregoing tax consequences, a Fund may elect to have its investment in any PFIC taxed as an investment in a "qualified electing fund" ("QEF"). A Fund making a QEF election would be required to include in its income each year a ratable portion, whether or not distributed, of the ordinary earnings and net capital gain of the QEF. Any such QEF inclusions would have to be taken into account by a Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.


         Recently enacted changes to the Code will permit a Fund to elect (in lieu of paying deferred tax or making a QEF election) to mark-to-market annually any PFIC shares that it owns and to include any gains (but not losses) that it is deemed to realize as ordinary income. A Fund generally will not be subject to deferred federal income tax on any gains that it is deemed to realize as a consequence of making a mark-to-market election, but such gains will be taken into account by the Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement. The mark-to-market provisions will generally apply to the Fund's taxable years beginning after December 31, 1997.



         ASSET DIVERSIFICATION REQUIREMENT. For purposes of the Asset Diversification Requirement, the issuer of a call option on a security (including an option written on an exchange) will be deemed to be the issuer of the underlying security. The Internal Revenue Service has informally ruled, however, that a call option that is written by a fund need not be counted for purposes of the Asset Diversification Requirement where the fund holds the underlying security. However, the Internal Revenue Service has also informally ruled that a put option written by a fund must be treated as a separate asset and its value measured by "the value of the underlying security" for purposes of the Asset Diversification Requirement, regardless (apparently) of whether it is "covered" under the rules of the exchange. The Internal Revenue Service has not explained whether in valuing a written put option in this manner a fund should use the current value of the underlying security (its prospective future investment); the cash consideration that must be paid by the fund if the put option is exercised (its liability); or some other measure that would take into account the fund's unrealized profit or loss in writing the option. Under the Code, a fund may not rely on informal rulings of the Internal Revenue Service issued to other taxpayers. Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its writing of options in order to stay within the limits of the Asset Diversification Requirement.

                 ADDITIONAL INFORMATION CONCERNING THE COMPANY SHARES


         The Company has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 13.93 billion shares are currently classified as follows: 100 million shares are classified as Class A Common Stock, 100 million shares are classified as Class B Common Stock, 100 million shares are classified as Class C Common Stock, 100 million shares are classified as Class D Common Stock, 500 million shares are classified as Class E Common Stock (Money), 500 million shares are classified as Class F Common Stock (Municipal Money), 500 million shares are classified as Class G Common Stock (Money), 500 million shares are classified as Class H Common Stock (Municipal Money), 1 billion shares are classified as Class I Common Stock (Money), 500 million shares are classified as Class J Common Stock (Municipal Money), 500 million shares are classified as Class K Common Stock (Government Money), 1,500 million shares are classified as Class L Common Stock (Money), 500 million shares are classified as Class M Common Stock (Municipal Money), 500 million shares are classified as Class N Common Stock (Government Money), 500 million shares are classified as Class O Common Stock (N.Y. Money), 100 million shares are classified as Class P Common Stock (Government), 100 million shares are classified as Class Q Common Stock, 500 million shares are classified as Class R Common Stock (Municipal Money), 500 million shares are classified as Class S Common Stock (Government Money), 500 million shares are classified as Class T Common Stock (International), 500 million shares are classified as Class U Common Stock (High Yield), 500 million shares are classified as Class V Common Stock (Emerging), 100 million shares are classified as Class W Common Stock, 50 million shares are classified as Class X Common Stock (U.S. Core Equity), 50 million shares are classified as Class Y Common Stock (U.S. Core Fixed Income), 50 million shares are classified as Class Z Common Stock (Strategic Global Fixed Income), 50 million shares are classified as Class AA Common Stock (Municipal
Bond), 50 million shares are classified as Class BB Common Stock (BEA Balanced), 50 million shares are classified as Class CC Common Stock (Short Duration), 100 million shares are classified as Class DD Common Stock, 100 million shares are classified as Class EE Common Stock, 50 million shares are classified as Class FF Common Stock (n/i Numeric Investors Micro Cap), 50 million shares are classified as Class GG Common Stock (n/i Numeric Investors Growth), 50 million shares are classified as Class HH Common Stock (n/i Numeric Investors Growth & Value), 100 million shares are classified as Class II Common Stock (BEA Investor International), 100 million shares are classified as Class JJ Common Stock (BEA Investor Emerging), 100 million shares are classified as Class KK Common Stock (BEA Investor High Yield), 100 million shares are classified as Class LL Common Stock (BEA

Investor Global Telecom), 100 million shares are classified as Class MM Common Stock (BEA Advisor International), 100 million shares are classified as Class NN Common Stock (BEA Advisor Emerging), 100 million shares are classified as Class OO Common Stock (BEA Advisor High Yield), 100 million shares are classified as Class PP Common Stock (BEA Advisor Global Telecom), 100 million shares are classified as Class QQ Common Stock (Boston Partners Institutional Large Cap), 100 million shares are classified as Class RR Common Stock (Boston Partners Investor Large Cap), 100 million shares are classified as Class SS Common Stock (Boston Partners Advisor Large Cap), 100 million shares are classified as Class TT Common Stock (Boston Partners Investor Mid Cap), 100 million shares are classified as Class UU Common Stock (Boston Partners Institutional Mid Cap), 100 million shares are classified as Class VV Common Stock (Boston Partners Institutional Bond), 100 million shares are classified as Class WW Common Stock (Boston Partners Investor
Bond), 50 million are classified as Class XX Common Stock (n/i Numeric Investors Larger Cap Value), 700 million shares are classified as Class Janney Money Common Stock (Money), 200 million shares are classified as Class Janney Municipal Money Common Stock (Municipal Money), 500 million shares are classified as Class Janney Government Obligations Money Common Stock (Government Money), 100 million shares are classified as Class Janney N.Y. Municipal Money Common Stock (N.Y. Money), 1 million shares are classified as Class Beta 1 Common Stock (Money), 1 million shares are classified as Class Beta 2 Common Stock (Municipal Money), 1 million shares are classified as Class Beta 3 Common Stock (Government Money), 1 million shares are classified as Class Beta 4 Common Stock (N.Y. Money), 1 million shares are classified as Gamma 1 Common Stock (Money), 1 million shares are classified as Gamma 2 Common Stock (Municipal Money), 1 million shares are classified as Gamma 3 Common Stock (Government Money), 1 million shares are classified as Gamma 4 Common Stock (N.Y. Money), 1 million shares are classified as Delta 1 Common Stock (Money), 1 million shares are classified as Delta 2 Common Stock (Municipal Money), 1 million shares are classified as Delta 3 Common Stock (Government Money), 1 million shares are classified as Delta 4 Common Stock (N.Y. Money), 1 million shares are classified as Epsilon 1 Common Stock (Money), 1 million shares are classified as Epsilon 2 Common Stock (Municipal Money), 1 million shares are classified as Epsilon 3 Common Stock (Government Money), 1 million shares are classified as Epsilon 4 Common Stock (N.Y. Money), 1 million shares are classified as Zeta 1 Common Stock (Money), 1 million shares are classified as Zeta 2 Common Stock (Municipal Money), 1 million shares are classified as Zeta 3 Common Stock (Government Money), 1 million shares are classified as Zeta 4 Common Stock (N.Y. Money), 1 million shares are classified as Eta 1 Common Stock (Money), 1 million shares are classified as Eta 2 Common Stock (Municipal Money), 1 million shares are classified as Eta 3

Common Stock (Government Money), 1 million shares are classified as Eta 4 Common Stock (N.Y. Money), 1 million shares are classified as Theta 1 Common Stock (Money), 1 million shares are classified as Theta 2 Common Stock (Municipal Money), 1 million shares are classified as Theta 3 Common Stock (Government Money), and 1 million shares are classified as Theta 4 Common Stock (N.Y. Money). Shares of the Class T, U, V, X, Y, Z, AA, BB and CC Common Stock constituted the BEA Institutional classes. Under the Company's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common Stock from time to time.



         The classes of Common Stock have been grouped into fourteen separate "families:" the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the BEA Family, the Janney Montgomery Scott Money Family, the n/i Numeric Investors Family, the Boston Partners Family, the Beta Family, the Gamma Family, the Delta Family, the Epsilon Family, the Zeta Family, the Eta Family and the Theta Family. The Cash Preservation Family represents interests in the Money Market and Municipal Money Market Portfolios; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the Bedford Family represents interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios; the BEA Family represents interests in ten non-money market funds; the Janney Montgomery Scott Family and the Beta, Gamma, Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds. The n/i Numeric Investors Family represents interests in four non-money market funds and the Boston Partners Family represents interest in three non-money market funds.


         The Company does not currently intend to hold annual meetings of
shareholders except as required by the 1940 Act or other applicable law.   The
Company's amended By-Laws provide that shareholders collectively owning at least ten percent of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

         As stated in the Prospectus, holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the Investment Company Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

         Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law, (for example by Rule 18f-2 discussed above) or by the Company's Articles of Incorporation, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

                                    MISCELLANEOUS

         COUNSEL. The law firm of Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as counsel to the Company and the non-interested directors.

         INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P., 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the Company's independent accountants.

         CONTROL PERSONS. As of November 15, 1997, to the Company's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Company indicated below. See "Additional Information Concerning the Company Shares" above. The Company does not know whether such persons also beneficially own such shares.

 PORTFOLIO                          NAME AND ADDRESS             PERCENT OWNED
 ---------                          ----------------             -------------

 Cash Preservation Money   Jewish Family and Children's             44.2%
 Market Portfolio          Agency of Philadelphia
 (Class G)                 Capital Campaign
                           Attn:  S. Ramm
                           1610 Spruce Street
                           Philadelphia, PA  19103

                           Dominic and Barbara Pisciotta and        15.9%
                           Successors in Trust under the
                           Dominic and Barbara Pisciotta
                           Caring Trust
                           207 Woodmere Way
                           St. Charles, MO  63303

 Cash Preservation         Kenneth Farwell and Valerie              11.3%
 Municipal Money Market    Farwell JTTEN
 Portfolio                 3854 Sullivan
 (Class H)                 St. Louis, MO  63107

                           Gary L. Lange and                        32.6%
                           Susan D. Lange JTTEN
                           1354 Shady Knoll Ct.
                           Longwood, FL  32750


                           Andrew Diederich and                      6.2%
                           Doris Diederich JTTEN
                           1003 Lindeman
                           Des Peres, MO  63131

                           Gwendolyn Haynes                          5.2%
                           2757 Geyer
                           St. Louis, MO  63104

                           Savannah Thomas Trust                     6.3%
                           200 Madison Ave.
                           Rock Hill, MD  63119

 Sansom Street Money       Wasner & Co.                             32.6%
 Market Portfolio          FAO Paine Webber and Managed
 (Class I)                 Assets Sundry Holdings
                           Attn:  Joe Domizio
                           200 Stevens Drive
                           Lester, PA  19113

                           Saxon and Co.                            65.5%
                           FBO Paine Webber
                           P.O. Box 7780 1888
                           Philadelphia, PA  19182

 PORTFOLIO                          NAME AND ADDRESS             PERCENT OWNED
 ---------                          ----------------             -------------

 BEA International Equity  Blue Cross & Blue Shield of              6.10%
 - Institutional Class     Massachusetts Inc.
 (Class T)                 Retirement Income Trust
                           100 Summer Street
                           Boston, MA  02110-2106

                           Credit Suisse Private Banking            6.89%
                           Dividend Reinvest Plan
                           c/o Credit Suisse PVT BKG
                           12 E. 49th Street, 40th Fl.
                           New York, NY  10017-1028

                           Indiana University Foundation            5.49%
                           Attn: Walter L. Koon, Jr.
                           P.O. Box 500
                           Bloomington, IN  47402-0500

                           Employees Ret. Plan Marshfield           5.31%
                           Clinic
                           1000 N. Oak Avenue
                           Marshfield, WI  54449

                           State Street Bank & Trust                5.06%
                           FBC Consumers Energy
                           DTD 3-1-1997
                           P.O. Box 1992
                           Boston, MA  02105-1992

 BEA International Equity  Bob & Co.                               87.30%
 Portfolio - Advisor       P.O. Box 1809
 Class (Class MM)          Boston, MA  02105-1809

                           TRANSCORP                               10.78%
                           FBO William E. Burns
                           P.O. Box 6535
                           Englewood, CO  80155-6535

 BEA High Yield Portfolio  Fidelity Investments Institutional      15.61%
 - Institutional Class     Operations Co. Inc. as Agent for
 (Class U)                 Certain Employee Benefit Plan
                           100 Magellan Way #KWIC
                           Covington, KY  41015-1987

 PORTFOLIO                          NAME AND ADDRESS             PERCENT OWNED
 ---------                          ----------------             -------------

                           Guenter Full Trust Michelin North       17.31%
                           America Inc.
                           Master Trust
                           P.O. Box 19001
                           Greenville, SC  29602-9001

                           C S First Boston Pension Fund            6.15%
                           Park Avenue Plaza, 34th Floor
                           Attn: Steve Medici
                           55 E. 52nd Street
                           New York, NY  10055-0002

                           Southdown Inc. Pension Plan              9.65%
                           MAC & Co.
                           Mutual Fund Operations
                           P.O. Box 3198
                           Pittsburgh, PA  31980

                           Edward J. Demske TTEE                    5.42%
                           Miami University Foundation
                           202 Roudebush Hall
                           Oxford, OH  45056

 BEA High Yield Portfolio  Richard A. Wilson TTEE                  10.81%
 - Advisor Class           E. Francis Wilson TTEE
  (Class OO)               The Wilson Family Trust
                           7612 March Avenue
                           West Hills, CA  91304-5232

                           Charles Schwab & Co.                    88.82%
                           Special Custody Account for the
                           Exclusive Benefit of Customers
                           101 Montgomery St.
                           San Francisco, CA 94104-4122

 BEA Emerging Markets      Wachovia Bank North Carolina Trust      26.22%
 Equity Portfolio -        for Carolina Power & Light Co.
 Institutional Class       Supplemental Retirement Trust
 (Class V)                 301 N. Main Street
                           Winston-Salem, NC  27101-3819

                           Hall Family Foundation                  38.21%
                           P.O. Box 419580
                           Kansas City, MO  64141-8400

                           Arkansas Public Employees               18.33%
                           Retirement System
                           124 W. Capitol Avenue
                           Little Rock, AR 72201-3704

 PORTFOLIO                          NAME AND ADDRESS             PERCENT OWNED
 ---------                          ----------------             -------------

 BEA Emerging Markets      Charles Schwab & Co.                    22.65%
 Equity Portfolio -        Special Custody Account for the
 Advisor Class (Class NN)  Exclusive Benefit of Customers
                           101 Montgomery Street
                           San Francisco, CA 94104-4175

                           Donald W. Allgood                       72.66%
                           3106 Johannsen Dr.
                           Burlington, IA  52601-1541

 BEA US Core Equity        Patterson & Co.                         43.71%
 Portfolio -               P.O. Box 7829
 Institutional Class       Philadelphia, PA 19101-7829

 (Class X)
                           Credit Suisse Private Banking           13.51%
                           Dividend Reinvest Plan
                           c/o Credit Suisse PVT BKG
                           12 E. 49th Street, 40th Fl.
                           New York, NY 10017-1028

                           Fleet National Bank Trust                5.86%
                           Hospital St. Raphael Malpractice
                           Attn: 1958875020
                           P.O. Box 92800
                           Rochester, NY  14692-8900

                           Werner & Pfleiderer Pension              6.98%
                           Plan Employees
                           663 E. Crescent Avenue
                           Ramsey, NJ  07446-1220

                           Washington Hebrew Congregation          11.22%
                           3935 Macomb St. NW
                           Washington, DC  20016-3799

 BEA US Core Fixed Income  New England UFCW & Employers'           24.30%
 Portfolio -               Pension Fund Board of Trustees
 Institutional Class       161 Forbes Road, Suite 201
 (Class Y)                 Braintree, MA  02184-2606

                           Patterson & Co.                          6.50%
                           P.O. Box 7829
                           Philadelphia, PA  19101-7829

 PORTFOLIO                          NAME AND ADDRESS             PERCENT OWNED
 ---------                          ----------------             -------------

                           MAC & Co                                 5.07%
                           Mutual Funds Operations
                           P.O. Box 3198
                           Pittsburgh, PA  15230-3198

                           Fidelity Investments Institutional       9.70%
                           Operations Co. Inc. (FIIOC) as
                           Agent for Credit Suisse First
                           Boston Employee's Savings PSP
                           100 Magellan Way #KWIC
                           Covington, KY  41015-1987

                           DCA Food Industries Inc.                 8.95%
                           100 East Grand Avenue
                           Beloit, WI  53511-6255

                           State St. Bank & Trust TTE               6.57%
                           Fenway Holdings LLC Master Trust
                           P.O. Box 470
                           Boston, MA  02102-0470

                           The Valley Foundation                    6.47%
                           c/o Enterprise Trust
                           16450 Los Gatos Boulevard
                           Suite 210
                           Los Gatos, CA  95032-5594

 BEA Strategic Global      Sunkist Master Trust                    32.35%
 Fixed Income Portfolio    14130 Riverside Drive
 (Class Z)                 Sherman Oaks, CA  91423-2313

                           Patterson & Co.                         23.13%
                           P.O. Box 7829
                           Philadelphia, PA  19101-7829

                           Key Trust Co. of Ohio                   18.70%
                           FBO Eastern Enterp. Collective
                           Inv. Trust
                           P.O. Box 94870
                           Cleveland, OH 44101-4870

                           Hard & Co.                              17.34%
                           Trust for Abtco Inc.
                            Retirement Plan
                           c/o Associated Bank, N.A.
                           100 W. Wisconsin Ave.
                           Neenah, WI  54956-3012

 PORTFOLIO                          NAME AND ADDRESS             PERCENT OWNED
 ---------                          ----------------             -------------

 BEA Municipal Bond Fund   William A. Marquard                     39.48%
 Portfolio (Class AA)      2199 Maysville Rd.
                           Carlisle, KY  40311-9716

                           Arnold Leon                             13.16%
                           c/o Fiduciary Trust Company
                           P.O. Box 3199
                           Church Street Station
                           New York, NY  10008-3199

                           Irwin Bard                               6.51%
                           1750 North East 183rd St. North
                           Miami Beach, FL  33179-4908

                           S. Finkelstein Family Fund               5.01%
                           1755 York Ave., Apt. 35 BC
                           New York, NY  10128-6827

 BEA Global Tele-          E. M. Warburg Pincus & Co. Inc.         17.48%
 communications Portfolio  466 Lexington Ave.
 - Advisor Class           New York, NY  10017-3140
 (Class PP)

                           Bea Associates 401K                     11.82%
                           153 East 53rd Street
                           New York, NY  10022-4611

                           John B. Hurford                         47.62%
                           153 E. 53rd St., Flr. 57
                           New York, NY  10022-4611

 n/i Numeric Investors     Charles Schwab & Co. Inc.                15.3%
 Micro Cap Fund            Special Custody Account for the
 (Class FF)                Exclusive Benefit of Customers
                           Attn: Mutual Funds
                           101 Montgomery Street
                           San Francisco, CA  94104

                           Public Inst. for Social Security          6.1%
                           1001 19th Street N, 16th Floor
                           Arlington, VA  22209

                           Portland General Corp.                   13.7%
                            Invest Trust
                           DTD 01/29/90
                           Attn:  William J. Valach
                           121 SW Salmon Street
                           Portland, OR  97202

 PORTFOLIO                          NAME AND ADDRESS             PERCENT OWNED
 ---------                          ----------------             -------------

                           State Street Bank and                     7.0%
                            Trust Company
                           FBO Yale Univ Ret Pln for Staff
                            Emp
                           State Street Bank & Trust Co.
                            Master TR Div
                           Attn:  Kevin Sutton
                           Solomon Williard Bldg. One
                            Enterprise Dr.
                           North Quincy, MA  02171

 n/i Numeric Investors     Charles Schwab & Co. Inc.                18.6%
 Growth Fund               Special Custody Account for the
 (Class GG)                Exclusive Benefit of Customers
                           Attn:  Mutual Funds
                           101 Montgomery Street
                           San Francisco, CA  94104

                           U.S. Equity Investment Portfolio          6.5%
                           LP
                           c/o Asset Management Advisors Inc.
                           1001 N. US Hwy 1 STE 800
                           Jupiter, FL  33477

                           Portland General Corp. VEBA               5.7%
                            Plan
                           DTD 12/19/90
                           Attn:  William Valach
                           121 SW Salmon Street
                           Portland, OR  97202

                           CitiBank FSB                             18.9%
                           Sargent & Lundy Retirement Trust
                           C/O CitiCorp
                           Attn:  D. Erwin Jr.
                           1410 N. West Shore Blvd.
                           Tampa, FL  33607

 n/i Numeric Investors     Charles Schwab & Co. Inc.                22.9%
 Growth and Value          Special Custody Account for the
 Fund (Class HH)           Exclusive Benefit of Customers
                           Attn:  Mutual Funds
                           101 Montgomery Street
                           San Francisco, CA  94104

 PORTFOLIO                          NAME AND ADDRESS             PERCENT OWNED
 ---------                          ----------------             -------------

                           Chase Manhattan Bank                      6.2%
                           Collins Group Trust I
                           840 Newport Center Dr.
                           Newport Beach, CA 92660

 Boston Partners Large     Dr. Janice B. Yost                       26.2%
 Cap Value Fund -          Trust Mary Black Foundation Inc.
 Institutional Class       Bell Hill-945 E. Main St.
 (Class QQ)                Spartanburg, SC  29302

                           Saxon and Co.                            12.4%
                           FBO UJF Equity Funds
                           P.O. Box 7780-1888
                           Philadelphia, PA  19182

                           Irving Fireman's Relief & Ret             8.1%
                            Fund
                           Lou Mayfield-Chairman
                           601 N. Beltline Ste. 20
                           Irving, TX  75061

                           John N. Brodson and                      10.0%
                            Paul A. Ebert
                           Trst Amer Coll of Surg Staf
                           Mem Ret Plan
                           55 E. Erie Street
                           Chicago, IL  60611

                           Wells Fargo Bank                         15.7%
                           Trst Stoel Rives
                           Tr 008125
                           P. O. Box 9800
                           Calabasas, CA  91308

                           Hawaiian Trust Company LTD                6.3%
                           Trst The Estate of James
                            Campbell
                           Pension Fund
                           P.O. Box 3170
                           Honolulu, HI  96802-3170


                           Shady Side Academy Endowment             11.0%
                           423 Fox Chapel Rd.
                           Pittsburgh, PA 15238

 PORTFOLIO                          NAME AND ADDRESS             PERCENT OWNED
 ---------                          ----------------             -------------

 Boston Partners Large     Fleet National Bank TTEE                  7.7%
 Cap Value Fund -          Testa Hurwitz THIB
 Investor Class            FBO Scott Birnbaum
 (Class RR)                P.O. Box 92800
                           Rochester, NY 14692

                           National Financial Services              25.5%
                            Corp
                           For the Exclusive Benefit of
                            our Customers
                           Attn: Mutual Funds, 5th Floor
                           200 Liberty Street I World
                           Financial Center
                           New York, NY  10281

                           Joseph P. Scherer                        10.3%
                           Rollover IRA
                           26 Embassy Ct
                           Cherry Hill, NJ  08002

                           Linda C. Brodson                          7.3%
                           Trst Linda C. Brodson Trust
                           465 Lakeside Pl
                           Highland Park, IL  60035

                           John N. Brodson                           7.3%
                           Trust John N. Brodson Trust
                           U/A DTD 08/06/87
                           465 Lakeside Pl
                           Highland Park, IL  60035

                           Charles Schwab & Co. Inc.                12.0%
                           Special Custody Account
                            for Bene of Cust
                           Attn:  Mutual Funds
                           101 Montgomery Street
                           San Francisco, CA  94104

                           Mark R. Scott                             6.1%
                           and Maryann Scott
                           JTTEN WROS
                           2543 Longmount Dr.
                           Wexford, PA 15090

 Boston Partners Mid Cap   National Financial SVCS Corp.            27.2%
 Value Fund                For Exclusive Bene of our
 Investor Class             Customers
 (Class TT)                Sal Vella
                           200 Liberty Street
                           New York, NY  10281

 PORTFOLIO                          NAME AND ADDRESS             PERCENT OWNED
 ---------                          ----------------             -------------

                           Charles Schwab & Co. Inc.                32.0%
                           Special Custody Account for
                            Bene of Cust
                           Attn:  Mutual Funds
                           101 Montgomery St.
                           San Francisco, CA  94104

                           George B. Smithy, Jr.                    13.0%
                           38 Greenwood Road
                           Wellesley, MA  02181

                           John N. Brodson                           6.4%
                           Trst John N. Brodson Trust
                           U/A DTD 08/06/87
                           465 Lakeside Pl
                           Highland Park, IL  60035

                           Linda C. Brodson                          6.4%
                           Trst Linda C. Brodson Trust
                           465 Lakeside Pl
                           Highland Park, IL  60035

 Boston Partners Mid Cap   Wells Fargo Bank Cust                     5.4%
 Value Fund                FBO William W. Carter
 Institutional Class       IRA FIP  007430
 (Class UU)                P.O. Box 1389
                           San Carlos, CA  94070-1389

                           USNB of Oregon                           77.2%
                           Cust Jean Vollum
                           Attn:  Mutual Funds
                           P.O. Box 3168
                           Portland, OR  97208

          As of the above date, directors and officers as a group owned less than one percent of the shares of the Company.


                             FINANCIAL STATEMENTS



          The audited financial statements and notes thereto in the Funds' Annual Report to Shareholders for the fiscal year ended August 31, 1997 (the "1997 Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 1997 Annual Report are incorporated by reference herein. The financial statements included in the 1997 Annual Report have been audited by the Fund's independent accountants, Coopers & Lybrand L.L.P. The reports of Coopers & Lybrand L.L.P. are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the 1997 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

                                      APPENDIX A


COMMERCIAL PAPER RATINGS

          A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          "A-2" - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

          "A-3" - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

          "B" - Issues are regarded as having only a speculative capacity for timely payment.

          "C" - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

          "D" - Issues are in payment default. The "D" rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.


          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effects of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuers do not fall within any of the Prime rating categories.


          The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound.

Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


          Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

          "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

          "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" ratings.

          "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

          "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

          "D" - Securities are in actual or imminent payment default.

          "LOC" - The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.


          Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

          "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

          "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

          IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

          "A1" - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of "A1+" is assigned.

          "A2" - Obligations are supported by a satisfactory capacity for timely repayment although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

          "A3" - Obligations are supported by an adequate capacity for timely repayment such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

          "B" - Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

          "C" - Obligations for which there is a high risk of default or which are currently in default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - This designation represents the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

          "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

          "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

          "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

          "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

          "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

          "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

          "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.


          Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

          The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

          The following summarizes the ratings used by Fitch for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

          "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          "BB" - Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

          "B" - Bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

          "CCC" - Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

          "CC" - Bonds are minimally protected. Default in payments of interest and/or principal seems probable over time.

          "C" - Bonds are in imminent default in payment of interest or principal.

          "DDD," "DD" and "D" - Bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

          To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

          IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

          "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

          "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

          "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

          "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

          "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

          IBCA may append a rating of plus (+) or minus (-) to a rating below "AAA" to denote relative status within major rating categories.

          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

          "SG" - This designation denotes speculative quality and lack of margins of protection.


          Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                      APPENDIX B


          As stated in the Prospectus, the Funds may enter into certain futures transactions. Such transactions are described in this Appendix.


I.  Interest Rate Futures Contracts

          Use of Interest Rate Futures Contracts.  Bond prices are established
in both the cash market and the futures market.   In the cash market, bonds are
purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

          A Fund could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

          Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

          Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

          Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

          A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

          With regard to each Fund, the Adviser also anticipates engaging in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

II.  Index Futures Contracts

          General. A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market indexes, such as Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. With regard to each Fund, to the extent consistent with its investment objective, the Adviser anticipates engaging in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

          A Fund might sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund might do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund might purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

          In addition, a Fund might utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

III. Futures Contracts on Foreign Currencies

          A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency, for an amount fixed in U.S. dollars (or another currency). Foreign currency futures may be used by a Portfolio to hedge against exposure to fluctuations in exchange rates between different currencies arising from multinational transactions.

IV.  Margin Payments

          Unlike purchase or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a custodian an amount of liquid assets known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.  Risks of Transactions in Futures Contracts

          There are several risks in connection with the use of futures by a Fund. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of any instruments which are the subject of a hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge.
To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities.

          When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Portfolio is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and any instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

          Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

          Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.
The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

          Successful use of futures by a Fund is also subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

          The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

VI.  Options on Futures Contracts

          A Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Portfolio may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

          Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying securities or currencies, an option may or may not be less risky than ownership of the futures contract or such securities or currencies. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII.  Other Matters

          Accounting for futures contracts will be in accordance with generally accepted accounting principles.

          The Funds intend to comply with the regulations of the Commodity Futures Trading Commission exempting the Funds from registration as a "commodity pool operator."

                                 B E A
        [graphic]
                             ADVISOR FUNDS


        INTERNATIONAL EQUITY FUND

       EMERGING MARKETS EQUITY FUND

      GLOBAL TELECOMMUNICATIONS FUND

             HIGH YIELD FUND


       PROSPECTUS - DECEMBER 8, 1997

                               TABLE OF CONTENTS


                                                                                                                       PAGE
                                                                                                                     ---------
Annual Fund Operating Expenses.....................................................................................          2
Financial Highlights...............................................................................................          3
The Company........................................................................................................          7
Investment Objectives and Policies.................................................................................          7
Investment Limitations.............................................................................................         12
Risk Factors.......................................................................................................         13
Management.........................................................................................................         15
Expenses...........................................................................................................         18
How to Purchase Shares.............................................................................................         18
How to Redeem and Exchange Shares..................................................................................         20
Net Asset Value....................................................................................................         22
Dividends and Distributions........................................................................................         22
Taxes..............................................................................................................         22
Multi-Class Structure..............................................................................................         24
Description of Shares..............................................................................................         24
Other Information..................................................................................................         26

                               BEA ADVISOR FUNDS
THE BEA ADVISOR FUNDS CONSIST OF FOUR CLASSES OF COMMON STOCK OF THE RBB FUND, INC. (THE "COMPANY"), AN OPEN-END MANAGEMENT INVESTMENT COMPANY. SHARES (COLLECTIVELY, THE "ADVISOR SHARES" OR "SHARES") OF SUCH CLASSES (THE "ADVISOR CLASSES" OR "CLASSES") ARE OFFERED BY THIS PROSPECTUS AND REPRESENT INTERESTS IN ONE OF THE FOUR OF THE INVESTMENT PORTFOLIOS OF THE COMPANY DESCRIBED IN THIS PROSPECTUS (COLLECTIVELY, THE "FUNDS"). THE INVESTMENT OBJECTIVE OF EACH FUND DESCRIBED IN THIS PROSPECTUS IS AS FOLLOWS:

        BEA INTERNATIONAL EQUITY FUND -- seeks to provide long-term appreciation of capital. The Fund will invest primarily in equity securities of non-U.S. issuers.

        BEA EMERGING MARKETS EQUITY FUND -- seeks to provide long-term appreciation of capital. The Fund will invest primarily in equity securities in emerging country markets.

        BEA GLOBAL TELECOMMUNICATIONS FUND -- seeks to provide long-term appreciation of capital. The Fund will invest primarily in equity securities of telecommunications companies, both foreign and domestic.


        BEA HIGH YIELD FUND -- seeks to provide a high total return. The Fund will invest primarily in high yield fixed income securities issued by corporations, governments and agencies, both domestic and foreign.


    There can be, of course, no assurance that a Fund's investment objective will be achieved. Investments in the Funds involve certain risks. See "Risk Factors."


    THE BEA HIGH YIELD FUND MAY INVEST ITS ASSETS WITHOUT LIMITATION IN SECURITIES WHICH ARE BELOW INVESTMENT-GRADE QUALITY. INVESTMENTS OF THIS TYPE ARE SUBJECT TO GREATER RISKS, INCLUDING THE RISK OF LOSS OF PRINCIPAL AND INTEREST, THAN THOSE INVOLVED WITH INVESTMENT-GRADE SECURITIES. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS FUND. SEE "RISK FACTORS."



    BEA Associates ("BEA" or the "Adviser"), a U.S. investment advisory firm, will act as the investment adviser to each Fund. BEA maintains a global investment strategy and, as of September 30, 1997, served as adviser for approximately $34.6 billion of assets.



    The minimum initial investment in a Fund is $2,500 and the minimum subsequent investment is $250. The minimum initial investment for Individual Retirement Accounts, Uniform Gifts to Minors and Automatic Investment Plans is $1,000 and the minimum subsequent investment in each of these plans is $100.



    This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 8, 1997, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in this Prospectus. It may be obtained free of charge by calling (800) 401-2230. The Prospectus and Statement of Additional Information are also available for reference, along with related material, on the SEC website (http://www.sec.gov).



    Shares of the Funds are not deposits or obligations of or guaranteed or endorsed by any bank, and shares are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investments in shares of the Funds involve investment risks, including the possible loss of principal.


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS                                                      DECEMBER 8, 1997

                         ANNUAL FUND OPERATING EXPENSES

                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)(1)



                                                                      BEA
                                                         BEA        EMERGING            BEA
                                                    INTERNATIONAL   MARKETS           GLOBAL               BEA
                                                       EQUITY        EQUITY     TELECOMMUNICATIONS     HIGH YIELD
                                                        FUND          FUND             FUND               FUND
                                                    -------------   --------   ---------------------  -------------
Management Fees (after waivers)(2)................       .80%          .98%                 .0%               .44%
12b-1 Fees........................................       .25%          .25%                .25%               .25%
Other Expenses (after waivers and
 reimbursements)(2)...............................       .38%          .52%               1.40%               .27%
                                                         ---           ---                 ---                ---
Total Fund Operating Expenses (after waivers and
 reimbursements)(2)...............................      1.43%         1.75%               1.65%               .96%
                                                         ---           ---                 ---                ---
                                                         ---           ---                 ---                ---


------------------------------

(1) The annual operating expenses for the Funds are based on actual expenses incurred for the period ended August 31, 1997.


(2) Before waivers, Management Fees would be 1.00%, 1.00% and .70%, for the BEA Emerging Markets Equity Fund, the BEA Global Telecommunications Fund and the BEA High Yield Fund, respectively. Other Expenses would be .48%, .67%, 7.13% and .52% for the BEA International Equity Fund, the BEA Emerging Markets Equity Fund, the BEA Global Telecommunications Fund, and the BEA High Yield Fund, respectively, and Total Fund Operating Expenses would be 1.53%, 1.92%, 8.38% and 1.47%, respectively.

--------------------------------------------------------------------------------
EXAMPLE
An investor would pay the following expenses on a $1,000 investment in each of the Funds, assuming (1) a 5% annual return, and (2) redemption at the end of each time period.


                                                                        ONE    THREE   FIVE     TEN
                                                                        YEAR   YEARS   YEARS   YEARS
                                                                        ----   -----   -----   -----
BEA International Equity Fund.........................................  $ 15    $45     $78    $ 171
BEA Emerging Markets Equity Fund......................................  $ 18    $55     $95    $ 206
BEA Global Telecommunications Fund....................................  $ 17    $52     $90    $ 195
BEA High Yield Fund...................................................  $ 10    $31     $53    $ 118



The Example in this fee table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term shareholders of the Funds may pay more than the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.


This fee table is designed to assist an investor in understanding the various costs and expenses that an investor in each of the Funds will bear directly or indirectly. (For more complete descriptions of various costs and expenses, see "Management" below.) The expense figures in the fee table are based on fees and costs incurred by the Advisor Class of the Funds during the fiscal period ended August 31, 1997. The fee table reflects expense reimbursements and voluntary waivers of Management Fees and Administration Fees. The Adviser and Administrators are under no obligation with respect to such fee waivers and reimbursements, however, and there can be no assurance that any future waivers of Management and Administration Fees (if any) will not vary from the figures reflected in this fee table. To the extent any service providers assume additional expenses of any Fund, such assumption of additional expenses will have the effect of lowering a Fund's overall expense ratio and increasing its return to investors.

FINANCIAL HIGHLIGHTS

The tables below set forth certain information concerning the investment results of the BEA Advisor Classes representing interests in the BEA International Equity Fund, the BEA Emerging Markets Equity Fund, the BEA Global Telecommunications Fund and the BEA High Yield Fund for the periods indicated. The financial information has been derived from the financial statements incorporated by reference into the Statement of Additional Information and has been audited by the Funds' independent accountants, Coopers & Lybrand L.L.P. The financial information should be read together with these financial statements and related notes. Further information about the performance of the Funds is available in the Funds' Annual Report to Shareholders. Both the Statement of Additional Information and the Annual Report to Shareholders may be obtained from the BEA Advisor Funds free of charge by calling (800) 441-7764.


                              BEA ADVISOR FUNDS OF
                               THE RBB FUND, INC.


                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                       BEA INTERNATIONAL
                                                          EQUITY FUND
                                                    -----------------------
                                                        FOR THE PERIOD
                                                     NOVEMBER 1, 1996* TO
                                                        AUGUST 31, 1997
                                                    -----------------------
Net asset value, beginning of period..............           $  19.67
                                                        ------------
  Income from investment operations
    Net investment income (loss)..................              0.36
    Net realized and unrealized gains (losses) on
     securities and foreign currency
     transactions.................................              2.40
                                                        ------------
    Total from investment operations..............              2.76
                                                        ------------
  Less Dividends and Distributions
    Dividends from net investment income..........             (0.26)
    Distributions from capital gains..............                --
                                                        ------------
    Total Dividends and Distributions.............             (0.26)
                                                        ------------
    Net asset value, end of period................          $  22.17
                                                        ------------
                                                        ------------
Total return......................................          14.14%(c)
Ratio/Supplemental Data
    Net assets, end of period.....................          $147,365
    Ratio of expenses to average net assets.......           1.43%(a)(b)
    Ratio of net investment income to average net
     assets.......................................           1.15%(b)
    Portfolio turnover rate.......................              126%
    Average commission rate(e)....................          $ 0.0039



(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA International Equity Fund Advisor Class would have been 1.53% annualized for the period ended August 31, 1997.


(b) Annualized.


(c) Not annualized.


(d) Redemption fees not reflected in total return.


(e) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.


* Commencement of operations.

                              BEA ADVISOR FUNDS OF
                               THE RBB FUND, INC.


                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                     BEA EMERGING MARKETS
                                                          EQUITY FUND
                                                    -----------------------
                                                        FOR THE PERIOD
                                                     NOVEMBER 1, 1996* TO
                                                        AUGUST 31, 1997
                                                    -----------------------
Net asset value, beginning of period..............             $18.08
                                                        ------------
  Income from investment operations
    Net investment income.........................              0.18
    Net realized and unrealized gains on
     securities and foreign currency
     transactions.................................              1.40
                                                        ------------
    Total from investment operations..............              1.58
                                                        ------------
  Less Dividends and Distributions
    Dividends from net investment income..........             (0.06)
    Distributions from capital gains..............                --
                                                        ------------
    Total Dividends and Distributions.............             (0.06)
                                                        ------------
    Net asset value, end of period................            $19.60
                                                        ------------
                                                        ------------
Total return......................................           8.76%(c)
Ratio/Supplemental Data
    Net assets, end of period.....................            $3,586
    Ratio of expenses to average net assets.......           1.75%(a)(b)
    Ratio of net investment income to average net
     assets.......................................           0.88%(b)
    Portfolio turnover rate.......................              147%
    Average commission rate(e)....................           $0.0004



(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA Emerging Markets Equity Fund Advisor Class would have been 1.92% annualized for the period ended August 31, 1997.


(b) Annualized.


(c) Not annualized.


(d) Redemption fees not reflected in total return.


(e) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.


* Commencement of operations.

                              BEA ADVISOR FUNDS OF
                               THE RBB FUND, INC.


                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                          BEA GLOBAL
                                                    TELECOMMUNICATIONS FUND
                                                    -----------------------
                                                        FOR THE PERIOD
                                                     DECEMBER 4, 1996* TO
                                                        AUGUST 31, 1997
                                                    -----------------------
Net asset value, beginning of period..............           $  15.00
                                                        ------------
  Income from investment operations
    Net investment income.........................              0.02
    Net realized and unrealized gains on
     securities and foreign currency
     transactions.................................              2.28
                                                        ------------
    Total from investment operations..............              2.30
                                                        ------------
  Less Dividends and Distributions
    Dividends from net investment income..........                --
    Distributions from capital gains..............                --
                                                        ------------
    Total Dividends and Distributions.............                --
                                                        ------------
    Net asset value, end of period................          $  17.30
                                                        ------------
                                                        ------------
Total return......................................          15.33%(c)
Ratio/Supplemental Data
    Net assets, end of period.....................          $569,472
    Ratio of expenses to average net assets.......        1.65%(a)(b)
    Ratio of net investment income to average net
     assets.......................................           0.16%(b)
    Portfolio turnover rate.......................             43%(c)
    Average commission rate(d)....................          $ 0.0035


(a) Without the voluntary waiver of advisory fees and administration fees, and without the reimbursement of operating expenses the ratios of expenses to average net assets for the BEA Global Telecommunications Fund Advisor Class would have been 8.38% annualized for the period ended August 31, 1997.
(b) Annualized.

(c) Not annualized.

(d) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.
* Commencement of operations.

                              BEA ADVISOR FUNDS OF
                               THE RBB FUND, INC.


                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                      BEA HIGH YIELD FUND
                                                    -----------------------
                                                        FOR THE PERIOD
                                                     NOVEMBER 1, 1996* TO
                                                        AUGUST 31, 1997
                                                    -----------------------
Net asset value, beginning of period..............            $ 16.21
                                                        ------------
  Income from investment operations
    Net investment income.........................              0.93
    Net realized and unrealized gains on
     securities and foreign currency
     transactions.................................              0.87
                                                        ------------
    Total from investment operations..............              1.80
                                                        ------------
  Less Dividends and Distributions
    Dividends from net investment income..........             (0.93)
    Distributions from capital gains..............                --
                                                        ------------
    Total Dividends and Distributions.............             (0.93)
                                                        ------------
    Net asset value, end of period................           $ 17.08
                                                        ------------
                                                        ------------
Total return......................................          11.49%(c)
Ratio/Supplemental Data
    Net assets, end of period.....................           $86,375
    Ratio of expenses to average net assets.......        0.96%(a)(b)
    Ratio of net investment income (loss) to
     average net assets...........................           8.13%(b)
    Portfolio turnover rate.......................             84%(c)

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA High Yield Fund Advisor Class would have been 1.47% annualized for the period ended August 31, 1997.
(b) Annualized.

(c) Not annualized.

(d) Redemption fees not reflected in total return.
* Commencement of operations.

----------------------------------------------

THE COMPANY


The Company is an open-end management investment company that currently operates or proposes to operate twenty-two separate investment portfolios. Each of the BEA Advisor Funds represents an interest in a separate portfolio. Each Fund is non-diversified. The Company was incorporated in Maryland on February 29, 1988.

The Funds are designed primarily for individual investors and are available through financial intermediaries, including broker-dealers, investment advisers, financial planners, banks and insurance companies. Investment professionals such as those listed above may purchase Shares for discretionary or non-discretionary accounts maintained by individuals.
----------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES

The investment objective of each Fund may not be changed without the affirmative vote of a majority of the Fund's outstanding shares (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). As with other mutual funds, there can be no assurance that any Fund will achieve its investment objective. Because of their different investment emphases, each Fund should be considered as a vehicle for diversification within a larger investment portfolio and not as a balanced investment program by itself. The Statement of Additional Information contains a more detailed description of the various investments and investment techniques used by the Funds.

BEA INTERNATIONAL EQUITY FUND

The BEA International Equity Fund's investment objective is to seek long-term appreciation of capital by investing primarily in equity securities of non-U.S. issuers. The Fund defines equity securities of non-U.S. issuers as securities of issuers whose principal activities are outside the United States. The Fund expects that its investments will be concentrated in Argentina, Australia, Austria, Brazil, Canada, Chile, Colombia, Denmark, Finland, France, Germany, Greece, Hungary, Israel, Italy, Japan, Malaysia, Mexico, The Netherlands, New Zealand, Norway, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Thailand, the United Kingdom and Venezuela. The Fund may invest in securities of issuers in Emerging Markets, as defined below under "Investment Objectives and Policies -- BEA Emerging Markets Equity Fund," but does not expect to invest more than 40% of its total assets in securities of issuers in Emerging Markets. The Fund will invest in securities of issuers from at least three countries outside the United States.



Under normal market conditions, the Fund will invest a minimum of 80% of its total assets in equity securities of non-U.S. issuers. Such equity securities may include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depositary receipts of companies.



The Fund may invest up to 20% of its total assets in debt securities issued by U.S. or foreign governments or corporations, although it does not currently intend to invest more than 5% of its net assets in debt securities. The Fund has no limitation on the maturity or the credit quality of the debt securities in which it invests, which may include lower-rated debt securities. See "Risk Factors -- Lower-Rated Securities."

BEA EMERGING MARKETS EQUITY FUND


The BEA Emerging Markets Equity Fund's investment objective is to seek long-term appreciation of capital by investing primarily in equity securities of issuers in "Emerging Markets." As used in this Prospectus, an Emerging Market is any country which is generally considered to be an emerging or developing country by the World Bank and the International Finance Corporation, as well as countries that are classified by the United Nations as emerging or developing, at the time of the Fund's investment. The countries that will not be considered Emerging Markets include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Switzerland, the United Kingdom and the United States. Under normal market conditions, the Fund will invest a minimum of 80% of its total assets in equity securities of issuers in Emerging Markets. The Fund will not necessarily seek to diversify investments on a geographical basis or on the basis of the level of economic development of any particular country. The Fund will at all times, except during defensive periods, maintain investments in at least three Emerging Markets.


The Fund normally will not select portfolio securities on the basis of their dividend or income potential unless BEA believes the income will contribute to the securities' capital appreciation potential.

An equity security of an issuer in an Emerging Market is defined as common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depositary receipts of companies: (i) the principal securities trading market for which is in an Emerging Market; (ii) whose principal trading market is in any country, provided that, alone or on a consolidated basis, they derive 50% or more of their annual revenue from either goods produced, sales made or services performed in Emerging Markets; or (iii) that are organized under the laws of, and with a principal office in, an Emerging Market. Determinations as to eligibility will be made by BEA based on publicly available information and inquiries made to the companies.

To the extent that the Fund's assets are not invested as described above, the remainder of the assets may be invested in government or corporate debt securities of Emerging Market or developed countries, although the Fund does not presently intend to invest more than 5% of its net assets in debt securities. Debt securities may include lower-rated debt securities. See "Risk Factors -- Lower-Rated Securities."

BEA GLOBAL TELECOMMUNICATIONS FUND


The BEA Global Telecommunications Fund's investment objective is long-term capital appreciation by investing primarily in equity securities of telecommunications companies, both foreign and domestic. It is the policy of the Fund under normal market conditions to invest not less than 65% of its total assets in equity securities (including common and preferred stocks, convertible securities and warrants to acquire such equity securities) of telecommunications companies. The Fund will invest in convertible securities based on their underlying equity characteristics without regard to the credit rating of such securities. Such convertible securities may include lower-quality high yielding securities. See "Risk Factors -- Lower Rated Securities." As a Fund investing in global markets, at least 65% of the Fund's investments will be made in at least three different countries.



The Fund considers telecommunications companies to be those which are engaged primarily in designing, developing, operating, financing, manufacturing or providing the following activities, products and services: communications equipment and services (including equipment and services for both data and voice transmission); electronic components and equipment; broadcast (including television and radio, satellite, microwave and cable television); computer equipment, mobile communications and cellular radio and paging; electronic mail; local and wide area networking and linkage of word and data processing systems; publishing and information systems; video and telex; and emerging technologies combining telephone, television and/or computer systems (collectively, "telecom-munications activities"). A "telecommunications company" is an entity in which
(i) at least 50% of either its revenue or earnings was derived from telecommunications activities, or (ii) at least 50% of its assets was devoted to telecommunications activities based on the company's most recent fiscal year. The remainder of the assets of the BEA Global Telecommunications Fund may be invested in equity or non-equity securities issued by companies that are not primarily engaged in telecommunications activities.

Because the Fund will concentrate its investments in the telecommunications industry, its investments may be subject to greater risk and market fluctuation than a fund that has securities representing a broader range of investment alternatives.
Telecommunications industries may be subject to greater governmental regulation than many other industries and changes in governmental policies and the need for regulatory approvals may have a material effect on the products and services of this industry. Telephone operating companies in the United States, for example, are subject to both federal and state regulation affecting permitted rates of return and the kinds of services that may be offered. Certain types of companies represented in the Fund are engaged in competition for market share. In recent years, these have been companies providing goods and services such as private and local area networks and telephone set equipment.
BEA HIGH YIELD FUND

The BEA High Yield Fund seeks to provide high total return by investing primarily in high yield fixed income securities issued by corporations, governments and agencies, both U.S. and foreign. Under normal market conditions, the Fund will invest a minimum of 65% of its total assets in such high yield fixed income securities, with the remainder invested in fixed income securities which may have equity characteristics, such as convertible bonds. The Fund is not limited in the extent to which it can invest in securities rated below investment-grade by recognized rating agencies or in comparable unrated securities. See "Risk Factors -- Lower-Rated Securities." The portion of the Fund's assets invested in various countries will vary from time to time depending on BEA's assessment of market opportunities.



The value of the securities held by the Fund, and thus the net asset value of the shares of the Fund, generally will vary inversely in relation to changes in prevailing interest rates. Also, the value of such securities may be affected by changes in real or perceived creditworthiness of the issuers. The Fund may purchase debt securities of any maturity and the average maturity of the Fund's assets will vary based upon BEA's assessment of economic and market conditions.



COMMON INVESTMENT POLICIES -- ALL FUNDS


This section describes certain investment policies that are common to each Fund. These policies are described in more detail in the Statement of Additional Information.


    TEMPORARY INVESTMENTS. For defensive purposes or during temporary periods in which BEA believes changes in economic, financial or political conditions make it advisable, each Fund may reduce its holdings in equity and other securities and invest up to 100% of its assets in cash or certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) interest-bearing instruments or deposits of United States and foreign issuers. Such investments may include, but are not limited to, commercial paper, certificates of deposit, variable or floating rate notes, bankers' acceptances, time deposits, government securities and money market deposit accounts. See Statement of Additional Information, "Common Investment Policies --

Temporary Investments." To the extent permitted by their investment objectives and policies, the Funds may hold cash or cash equivalents pending investment.

    BORROWING. A Fund may borrow up to 33 1/3 percent of its total assets without obtaining shareholder approval. The Adviser intends to borrow, or to engage in reverse repurchase agreements or dollar roll transactions, only for temporary or emergency purposes. See Statement of Additional Information, "Common Investment Policies -- All Funds -- Reverse Repurchase Agreements" and "-- Borrowing."


    LENDING OF PORTFOLIO SECURITIES. A Fund may also lend its portfolio securities to financial institutions against collateral consisting of cash, U.S. Government securities or irrevocable bank letters of credit, which are equal at all times to at least 102% of the value of the securities loaned. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Fund's investment adviser to be of good standing and only when, in the adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Portfolio's securities will be fully collateralized and marked to market daily. A Portfolio may not make loans in excess of 30% of the value of its total assets.

    RULE 144A SECURITIES. Rule 144A securities are securities which are restricted as to resale to the general public, but which may be resold to qualified institutional buyers. Each Fund may invest in Rule 144A securities that BEA has determined are liquid pursuant to guidelines established by the Company's Board of Directors.

    INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.



    PORTFOLIO TURNOVER. BEA will effect portfolio transactions in each Fund without regard to holding periods if, in its judgment, such transactions are advisable in light of general market, economic or financial conditions. The past portfolio turnover rates for the Advisor Classes of the Funds are set forth above under "Financial Highlights." Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates (100% or more) will generally result in higher transaction costs to a Fund and may result in the realization of short-term capital gains that are taxable to shareholders as ordinary income. The amount of portfolio activity will not be a limiting factor when making portfolio decisions. The portfolio turnover rates for the Funds are set forth above under "Financial Highlights." See the Statement of Additional Information, "Portfolio Transactions" and "Taxes."



    FOREIGN CURRENCY TRANSACTIONS. BEA may seek to hedge against a decline in value of a Fund's non-dollar denominated portfolio securities resulting from currency devaluations or fluctuations. Unless the Funds engage in currency hedging transactions, they will be subject to the risk of changes in relation to the U.S. dollar of the value of the foreign currencies in which their assets are denominated. These Funds may also seek to protect, during the period prior to its remittance, the value of the amount of interest, dividends and net realized capital gains received or to be received in a local currency that it intends to remit out of a foreign country by investing in high-quality short-term U.S. dollar-denominated debt securities of such country and/or participating in the forward currency market for the purchase of U.S. dollars in the country. There can be no guarantee that suitable U.S. dollar-denominated investments will be available at the time BEA wishes to use them to hedge amounts to be remitted.

The Funds may also enter into contracts to purchase and sell forward foreign currency exchange contracts to seek to enhance total return. To the extent that such contracts are entered into for this purpose they are considered speculative. If a Fund enters into such a contract for any purpose, the Fund will be required to place cash or liquid assets in a segregated account with the Company's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the contract. The Funds will not invest more than 10% of their respective total assets in such contracts for the purpose of enhancing total return. There is no limit on the amount of assets that the Funds may invest in such transactions for hedging purposes.


A Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of BEA, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. See "Risk Factors" for a discussion of the risks of foreign forward currency exchange contracts.


    MORTGAGE-RELATED PASS-THROUGHS AND DERIVATIVES. The Funds may invest in mortgage-related securities. Purchasable mortgage-related securities are represented by pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by private issuers such as commercial investment banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates mortgages underlying securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by an unscheduled prepayment on underlying mortgages and, therefore, it is not possible to predict accurately the security's return to these Funds.



Mortgage-related securities acquired by these Funds may include collateralized mortgage obligations ("CMOs") issued by FNMA, FHLMC or other U.S. Government agencies or instrumentalities, as well as by private issuers. These securities may be considered mortgage derivatives. CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities.



    ASSET-BACKED SECURITIES. The Funds may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans.

Asset-backed securities may involve certain risks arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). For example, credit card receivables are generally unsecured and may require the repossession of personal property upon the default of the debtor which may be difficult or impracticable in some cases. Asset-backed securities are considered an industry for industry concentration purposes, and the Funds will therefore not purchase any asset-backed securities which would cause 25% or more of a Fund's total assets at the time of purchase to be invested in asset-backed securities.


    CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. The Funds will invest in convertible securities without regard to their credit ratings. See "Risk Factors -- Lower Rated Securities" below.

The Statement of Additional Information contains additional investment policies and strategies of the Funds.
----------------------------------------------
INVESTMENT LIMITATIONS

Each Fund is subject to the following fundamental investment limitations, which may not be changed with respect to a Fund without shareholder approval. A complete list of the Funds' fundamental investment limitations is set forth in the Statement of Additional Information under "Investment Limitations."


Each Fund may not:


        Borrow money or issue senior securities, except that each Fund may borrow from institutions and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. Each Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation.



Any investment policy or limitation which involves a maximum or minimum percentage of securities or assets shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by a Fund.

----------------------------------------------
RISK FACTORS
    FOREIGN SECURITIES. Investing in the securities of non-U.S. issuers involves opportunities and risks that are different from investing in the securities of U.S. issuers. The risks associated with investing in securities of non-U.S. issuers are generally heightened for investments in securities of issuers in Emerging Markets.
Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Funds may hold from time to time various foreign currencies pending their investment in foreign securities or their conversion into U.S. dollars, the value of the Funds' assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in exchange rates. In addition, investors should realize that the value of the Funds' investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations in those foreign nations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from that of the United States, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.
In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. The Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. Expenses relating to foreign investments are higher than those relating to domestic securities. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.


    FOREIGN CURRENCY TRANSACTIONS. The market in forward foreign currency exchange contracts offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by BEA.


    LOWER-RATED SECURITIES. The widespread expansion of government, consumer and corporate debt within the economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. Because lower-rated debt securities involve issuers with weaker credit fundamentals (such as debt-to-equity ratios, interest charge coverage, earnings history and the like), an economic downturn, or increases in interest rates, could severely disrupt the market for lower-rated debt securities and adversely affect the value of outstanding debt securities and the ability of the issuers to repay principal and interest.

Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. The markets for and prices of lower-rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a debt security owned by a Fund defaulted, the Fund could incur additional expenses in seeking recovery with no guaranty of recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and a Fund's net asset value. Lower-rated debt securities also present risks based on payment expectations. For example, lower-rated debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a lower-rated debt security's value will decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences unexpected net redemptions, this may force it to sell its lower-rated debt securities, without regard to their investment merits, thereby decreasing the asset base upon which a Fund's expenses can be spread and possibly reducing a Fund's rate of return.


In addition, to the extent that there is no established retail secondary market, there may be thin trading of lower-rated debt securities, and this may have an impact on BEA's ability both to value accurately lower-rated debt securities and the Fund's assets, as judgment plays a greater role when reliable objective data are unavailable, and to dispose of the debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated debt securities, especially in a thinly traded market.



    FIXED INCOME SECURITIES. The value of the securities held by a Fund, and thus the net asset value of the shares of a Fund, generally will vary inversely in relation to changes in prevailing interest rates. Thus, if interest rates have increased from the time a debt or other fixed income security was purchased, such security, if sold, might be sold at a price less than its cost. Conversely, if interest rates have declined from the time such a security was purchased, such security, if sold, might be sold at a price greater than its cost. Also, the value of such securities may be affected by changes in real or perceived creditworthiness of the issuers. Thus, if creditworthiness is enhanced, the price may rise. Conversely, if creditworthiness declines, the price may decline. A Fund is not restricted to any maximum or minimum time to maturity in purchasing portfolio securities, and the average maturity of the Fund's assets will vary based upon BEA's assessment of economic and market conditions.



    GENERAL. Investment methods described in this Prospectus are among those which the Funds have the power to utilize. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

----------------------------------------------
MANAGEMENT
BOARD OF DIRECTORS

The business and affairs of the Company and each Fund are managed under the direction of the Company's Board of Directors.

INVESTMENT ADVISER

BEA serves as the Investment Adviser for each of the Funds pursuant to investment advisory agreements (the "Advisory Agreements"). BEA is a general partnership organized under the laws of the State of New York in December 1990 and, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years. BEA is a wholly-owned subsidiary of Credit Suisse, the second largest Swiss bank which in turn is a subsidiary of CS Holding, a Swiss corporation. Active employees of BEA have a long-term equity incentive plan. BEA is a registered investment adviser under the Investment Advisers Act of 1940, as amended. BEA's principal offices are located at One Citicorp Center, 153 East 53rd Street, New York, New York 10022.


BEA is a diversified investment adviser, managing global equity, fixed income and derivative securities accounts for corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. As of September 30, 1997, BEA managed approximately $34.6 billion in assets. BEA currently acts as investment adviser for eleven other investment companies registered under the 1940 Act, and as sub-adviser to certain portfolios of twelve other registered investment companies.


BEA will select investments for each of the Funds and will place purchase and sale orders on behalf of each of the Funds. The Funds may use affiliates of Credit Suisse in connection with the purchase or sale of securities in accordance with the rules or exemptive orders adopted by the Securities and Exchange Commission (the "SEC") when BEA believes that the charge for the transaction does not exceed usual and customary levels.



The day-to-day portfolio management of the BEA International Equity and the BEA Emerging Markets Equity Funds is the responsibility of the BEA International Equity Management Team. The Team consists of the following investment professionals: William P. Sterling (Executive Director), Richard Watt (Managing Director), Stephen M. Swift (Managing Director), and Steven D. Bleiberg (Senior Vice President). Mr. Sterling joined BEA in 1995, prior to which time he was the head of International Economics at Merrill Lynch & Company. Mr. Watt joined BEA in 1995, prior to which time he was the head of emerging markets investments and research at Gartmore Investment Limited in London. Prior to 1992, he was a director of Kleinwort Benson International Investment in London and was a portfolio manager with Lorithan Regional Council, a public pension plan sponsor in Scotland. Mr. Swift joined BEA in 1995, prior to which time he spent three years at Credit Suisse Asset Management in London, where he was the head of Global Equities and portfolio manager for the CS Tiger Fund. For the previous 15 years he was with Wardley Investment Services, a Hong Kong-based subsidiary of the Hong Kong and Shanghai Bank. Mr. Bleiberg has been engaged as an investment professional with BEA for more than five years.


The day-to-day portfolio management of the BEA Global Telecommunications Fund is the responsibility of the BEA Global Telecommunications Management Team. The Team consists of the following investment professionals: Richard Watt (Managing Director), William P. Sterling (Executive Director), Todd M. Rice (Senior Vice President) and Stephen Waite (Vice President). Mr. Rice has been engaged as an investment professional with BEA for more than five years. Mr. Waite joined BEA in 1995, prior to which he was Vice President and Senior European Economist for Merrill Lynch & Company in London.


The day-to-day portfolio management of the BEA High Yield Fund is the responsibility of the BEA High Yield Management Team. The Team consists of the following investment professionals: Richard Lindquist (Managing Director), Misia Dudley (Senior Vice President), Marianne Rossi (Senior Vice President), and John Tobin (Senior Vice President). Mr. Lindquist, Ms. Dudley, Ms. Rossi and Mr. Tobin joined BEA in 1995 as a result of BEA's acquisition of CS First Boston Investment Management. Prior to joining CS First Boston, Mr. Lindquist and Ms. Rossi were with Prudential Insurance Company of America. Prior to joining CS First Boston, Ms. Dudley was with Stockbridge Partners, and prior to that had spent five years with E.F. Hutton. Prior to joining CS First Boston, Mr. Tobin managed portfolios for Integrated Resources and prior to that was Vice President and industry analyst with Bankers Trust Company.


For the advisory services provided and expenses assumed by it, BEA is entitled to receive a fee from the BEA International Equity Fund, the BEA Emerging Markets Equity Fund, the BEA Global Telecommunications Fund and the BEA High Yield Fund computed at an annual rate of .80%, 1.00%, 1.00% and .70%, respectively, of average daily net assets, computed daily and payable quarterly.


BEA may, at its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee for any Fund. For the fiscal year ended August 31, 1997, the Company paid BEA investment advisory fees, on an annualized basis, with respect to the BEA International Equity, the BEA Emerging Markets Equity, the BEA High Yield and the BEA Global Telecommunications Funds .80%, .98%, 0% and .44%, respectively, of the average net assets of the respective Funds, and BEA waived, approximately .20%, .02%, 1.00% and .26%, respectively, of the average net assets of each such Fund.


BEA may assume additional expenses of a Fund from time to time. In certain circumstances, BEA may assume such expenses on the condition that it is reimbursed by the Fund for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing a Fund's expense ratio and of decreasing return to investors.


The Advisory Agreements provide that BEA shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Advisory Agreements relate and shall be indemnified for any losses and claims in connection with any claim relating thereto, except liability resulting from willful misfeasance, bad faith or gross negligence on BEA's part in the performance of its duties or from reckless disregard of its obligations and duties under the Advisory Agreements.


CO-ADMINISTRATORS


PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Bank Corp., serves as co-administrator for the Advisor Class of the Funds. As co-administrator, PFPC will provide various services to the Advisor Class of the Funds, including determining the net asset value of the Advisor Class of each Fund, providing all accounting services for the Class and generally assisting in all aspects of the operations of the Advisor Class of each Fund. As compensation for administrative services, the Funds will pay PFPC a fee calculated at the annual rate of .125% of the average daily net assets of the Advisor Class of each Fund. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.


The Company employs BEA as co-administrator. As co-administrator, BEA generally assists the Advisor Class of each of the Funds in all aspects of their administration and shareholder servicing. As compensation, the Company pays to BEA a fee calculated at an annual rate of .05% of the average daily net assets of the Advisor Class of each Fund for assets up to $125 million, and .10% thereafter.

DISTRIBUTOR

Counsellors Securities Inc. ("Counsellors Securities"), a wholly-owned subsidiary of Warburg Pincus Asset Management, Inc., serves as the Company's distributor. Counsellors Securities' principal business address is 466 Lexington Avenue, New York, New York 10017-3147. Counsellors Securities receives a fee at an annual rate equal to .25% of the Fund's average daily net assets for distribution services, pursuant to a distribution agreement between Counsellors Securities and the Company in accordance with a distribution plan (the "12b-1 Plan") adopted by the Company pursuant to Rule 12b-1 under the 1940 Act. Amounts paid to Counsellors Securities under the Company's 12b-1 Plan may be used by Counsellors Securities to cover expenses that are related to (i) the distribution of Advisor Shares of the Funds, (ii) ongoing servicing and/or maintenance of the accounts of shareholders of the Fund, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Advisor Shares of the Funds, all as set forth in the Company's 12b-1 Plan. Payments under the 12b-1 Plan are not tied exclusively to the expenses actually incurred. Counsellors Securities may delegate some or all of these functions to a Service Organization. See "How to Purchase Shares -- Purchases Through Intermediaries."


BEA, Counsellors Securities or an affiliate of either may, at its own expense, provide promotional incentives for qualified recipients who support the sale of Shares of a Fund, consisting of securities dealers who have sold Fund Shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients' employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Funds. BEA, Counsellors Securities or an affiliate of either may pay for travel, meals and lodging in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of the Fund's Shares.


TRANSFER AGENT

State Street Bank and Trust Company ("State Street") acts as transfer agent for the Funds. It has delegated to Boston Financial Data Services, Inc. ("BFDS"), a 50% owned subsidiary, responsibility for most transfer agent servicing functions. State Street's principal address is 225 Franklin Street, Boston, MA 02110 and BFDS's principal address is 2 Heritage Drive, Quincy, MA 02171, telephone number (800) 401-2230.

CUSTODIAN


Brown Brothers Harriman & Co. serves as custodian for all of the Funds. The 1940 Act and the rules and regulations adopted thereunder permit a Fund to maintain its securities and cash in the custody of certain eligible banks and securities depositories. In compliance with such rules and regulations, a Fund's portfolio of securities and cash, when invested in securities of foreign issuers, may be held by eligible foreign subcustodians appointed by the custodian.
----------------------------------------------
EXPENSES

The expenses of each Fund are deducted from its total income before dividends are paid. Any general expenses of the Company that are not readily identifiable as belonging to a particular investment portfolio of the Company will be allocated among all investment portfolios of the Company based upon the relative net assets of the investment portfolios. The Advisor Class of the Funds pays its own administration fees, and may pay a different share than the other classes of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Advisor Class or if it receives different services.


The expenses for each Fund are set forth in the tables entitled "Annual Fund Operating Expenses," above.

----------------------------------------------
HOW TO PURCHASE SHARES

Shares representing interests in the Funds are offered continuously for sale by the Distributor and may be purchased without imposition of a sales charge through the BEA Advisor Funds. Shares of a Fund may be purchased either by mail or, with special advance instructions, by wire.

BY MAIL

If an investor desires to purchase Shares by mail, a check or money order made payable to the "BEA Advisor Funds" (in U.S. currency) should be sent along with the completed account application to the "BEA Advisor Funds" at the address set forth below. Checks payable to the investor and endorsed to the order of the "BEA Advisor Funds" will not be accepted as payment and will be returned to sender. If payment is received by check in proper form on or before the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") (generally 4:00 p.m. Eastern Time) on a day that a Fund calculates its net asset value (a "Business Day") the purchase will be made at the Fund's net asset value calculated at the end of that day. If payment is received after the close of regular trading on the NYSE, the purchase will be effected at the Fund's net asset value determined for the next Business Day after payment has been received. Checks or money orders that are not in proper form or that are not accompanied or preceded by a completed application will be returned to sender. Shares purchased by check are entitled to receive dividends and distributions beginning on the day after payment has been received. Checks should be made payable to the "BEA Advisor Funds" accompanied by a breakdown of amounts to be invested in each Fund. If a check used for purchase does not clear, the Funds will cancel the purchase and the investor may be liable for losses or fees incurred. For a description of the manner of calculating a Fund's net asset value, see "Net Asset Value" below.


SEND TO:
BEA ADVISOR FUNDS
P.O. Box 8500
Boston, MA 02266-8500

OVERNIGHT TO:
BFDS
ATTN: BEA ADVISOR FUNDS
2 Heritage Drive
North Quincy, MA 02171

BY WIRE


Investors may also purchase Shares by wiring funds from their banks. Telephone orders will not be accepted until a completed account application in proper form has been received and an account number has been established. After telephoning
(800) 401-2230
for instructions, an investor should then wire Federal Funds to the BEA Advisor Funds , c/o BFDS using the following wire address:

State Street Bank & Trust Company
ABA# 0110 000 28
ATTN: Mutual Fund/Custody Dept.
[BEA Advisor Fund Name]
DDA# 9905-227-6
For Further Credit: [ACCOUNT NUMBER AND REGISTRATION]

If a telephone order is received by the close of regular trading on the NYSE AND payment by wire is received on the same day in proper form (in accordance with instructions stated above), the Shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on that day. If payment by wire is received in proper form by the close of the NYSE without a prior telephone order, the Shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on that day. However, if a wire received in proper form is not preceded by a telephone order AND is received after the close of regular trading on the NYSE, the payment will be held uninvested until the order is effected at the close of business on the next Business Day. Payment for orders that are not accepted will be returned to the prospective investor after prompt inquiry. If a telephone order is placed and payment by wire is not received on the same day, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred.


Shares of a Fund are sold without a sales charge. The minimum initial investment in a Fund is $2,500 and minimum subsequent investments must be $250, except that subsequent minimum investments can be as low as $100 under the Automatic Investment Plan, Uniform Gifts to Minors Act and through Individual Retirement Accounts described below. The Funds reserve the right to change the initial and subsequent minimum investment requirements at any time.


After an investor has made his initial investment, additional Shares may be purchased at any time by mail or by wire in the manner outlined above. Wire payments for initial and subsequent investments should clearly indicate the investor's account number and the name in which Shares are being purchased. Each Fund reserves the right to suspend the offering of Shares for a period of time or to reject any specific purchase order. In the interest of economy and convenience, physical certificates representing Shares in a Fund are not normally issued.


PURCHASE THROUGH INTERMEDIARIES


The Funds understand that some broker-dealers (other than Counsellors Securities), financial institutions, securities dealers and other industry professionals ("Service Agents") impose certain conditions on their clients that invest in the Funds, which are in addition to or different from those described in this Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. Certain features of the Funds, such as the minimum initial or subsequent investments, redemption fees and certain trading restrictions may be modified or waived by Service Agents, and administrative charges or other direct fees may be imposed for the services rendered, which charges or fees would not be imposed if Fund Shares were purchased directly from the Funds. Therefore, a client or customer should contact the Service Agent acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of a Fund's shares and should read this Prospectus in light of the terms governing his accounts with Service Agents. Service Agents or, if applicable, their designees, will be responsible for promptly transmitting client or customer purchase and redemption orders to the Funds in accordance with their agreements with clients or customers. Service Agents, or, if applicable, their designees that have entered into agreements with a Fund or its agent, may enter confirmed purchase orders on behalf of clients and customers with payment to follow no later than the Fund's pricing on the following Business Day. If payment is not received by such time the Service Agents could be held liable for resulting fees or losses.


A Fund will be deemed to have received a purchase or redemption order when a Service Agent, or, if applicable, its authorized designee, receives a purchase or redemption order in good order. Orders received by a Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Agent or its authorized designee.


For administration, subaccounting, transfer agency and/or other services, BEA, Counsellors Securities or an affiliate of either may pay Service Agent and certain recordkeeping organizations with whom they have entered into agreements a fee of up to .35% (the "Service Fee") of the average annual value of accounts with the Funds maintained by such Service Agent or recordkeepers. A portion of the Service Fee may be borne by the Funds as a transfer agency fee. The Service Fee payable to any one Service Agent or recordkeeper is determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Agent or recordkeeper.

AUTOMATIC INVESTMENT PLAN

Additional investments in Shares may be made automatically on a periodic basis by authorizing the BEA Advisor Funds to withdraw funds from your bank account through an Automatic Investment Plan. Investors desiring to participate in an Automatic Investment Plan should call the BEA Advisor Funds, at (800) 401-2230 to obtain the appropriate forms, or complete the appropriate section of the Application included with this Prospectus. The minimum initial investment for an Automatic Investment Plan is $1,000, with minimum monthly payments of $100.


RETIREMENT PLANS AND UGMA/UTMA ACCOUNTS


Shares may be purchased in conjunction with Individual Retirement Accounts ("IRAs"), rollover IRAs, pension, profit-sharing or other employer benefit plans, and under the Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA"). The minimum initial investment in conjunction with such accounts is $1,000, and the minimum subsequent investment is $100. For further information as to applications and annual fees, please contact the BEA Advisor Funds. To determine whether the benefits of an IRA and other plans and UGMA and UTMA accounts are available and/or appropriate, a shareholder should consult with a tax adviser.

----------------------------------------------

HOW TO REDEEM AND EXCHANGE SHARES



An investor of a Fund may redeem (sell) his Shares on any day that the Fund's net asset value is calculated (see "Net Asset Value" below).


REDEMPTION IN WRITING


Shareholders may redeem for cash some or all of their Fund Shares at any time. To do so, a written request in proper form must be sent directly to the BEA Advisor Funds c/o BFDS, P.O. Box 8500, Boston, MA 02266-8500. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of a redemption. The value of Shares at the time of redemption may be more or less than the shareholders' cost depending on the market value of the securities held by the Fund at the time.



A request for redemption must be signed by all persons in whose names the Shares are registered or by an authorized party, such as an agent or investment adviser to the Shareholder. Signatures must conform exactly to the account registration. Generally, a properly signed written request is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is also required by the BEA Advisor Funds in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.


PAYMENT OF REDEMPTION PROCEEDS


Payment of the Redemption Price for Shares redeemed will be made by wire or check mailed within seven days after acceptance by the BEA Investor Funds c/o BFDS, of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the SEC. If the Shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay mailing a redemption check, which may be a period of up to 15 days from the date of purchase, pending a determination that the check has cleared.

INVOLUNTARY REDEMPTION
The Company reserves the right to redeem an account in any Fund of a shareholder at any time the net asset value of the account in such Fund falls below $500 as the result of a redemption request. Shareholders will be notified in writing that the value of their account in a Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed. REDEMPTION IN-KIND

The Company reserves the right, at its discretion, to honor any request for redemption of a Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing a Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash after they have redeemed their Shares. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund. Redeeming shareholders will be required to bear certain administrative or custodial costs in effecting redemptions in-kind.

EXCHANGE PRIVILEGE

An individual or Service Agent may exchange Advisor Shares of a Fund for Advisor Shares of any other BEA Advisor Fund at such Fund's respective net asset values. Exchanges will be effected in the manner described under "Redemption of Shares" above. If an exchange request is received by BEA Advisor Funds prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined on the same Business Day. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.



The exchange privilege is available to shareholders residing in any state in which the Advisor Shares being acquired may legally be sold. When a shareholder effects an exchange of Shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the shareholder may realize a taxable gain or loss in connection with the exchange. For further information regarding the exchange privilege, the shareholder should contact the BEA Advisor Funds at
(800) 401-2230.



If the exchanging shareholder does not currently own shares of the Fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution. If any amount remains in the account from which the exchange is being made, such amount must not drop below the minimum account value required by the Fund.



TELEPHONE TRANSACTIONS



In order to request redemptions or exchanges by telephone, investors must have completed and returned to the BEA Advisor Funds an account application containing a telephone election. Unless contrary instructions are elected, an investor will be entitled to make redemptions or exchanges by telephone by calling the BEA Advisor Funds at (800) 401-2230. To add a telephone redemption or exchange feature to an existing account that previously did not provide for this option, a Telephone Redemption or Exchange Authorization Form may be obtained from the BEA Advisor Funds. Neither the Company, the Funds, the Distributor, the Co-Administrators, the Transfer Agent nor any other Fund agent will be liable for following instructions communicated by telephone that they reasonably believe to be genuine. Such procedures may include, among others, providing written confirmation of telephone transactions, tape recording telephone instructions, requiring that redemption proceeds be sent only by check to the account owners of record at the address of record or by wire only to the owners of record at the bank account of record, and requiring specific personal information prior to acting upon telephone instructions.

----------------------------------------------
NET ASSET VALUE

The net asset values for each class of the Funds are determined as of the close of regular trading on the NYSE on each Business Day. The net asset values of each class of a Fund are calculated by adding the value of the proportionate interest of each class in a Fund's securities, cash and other assets, deducting the actual and accrued liabilities of the class and dividing the result by the total number of outstanding shares of the class.


Most securities held by a Fund are priced based on their market value as determined by reported sales prices, or the mean between bid and asked prices that are provided by securities dealers or pricing services. Fund securities which are primarily traded on foreign securities exchanges are normally valued at the preceding closing values of such securities on their respective exchanges. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith under procedures established by the Board of Directors. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the Adviser under the supervision of the Board of Directors determines such method does not represent fair value.

----------------------------------------------

DIVIDENDS AND DISTRIBUTIONS


The Company will distribute substantially all of the net realized capital gains, if any, of each of the Funds to each Fund's shareholders annually. The Company will distribute all net investment income, if any, for the BEA International Equity, the BEA Emerging Markets Equity and the BEA Global Telecommunications Funds annually. The Company will distribute net investment income for the BEA High Yield Fund, if any, at least quarterly. All distributions will be reinvested in the form of additional full and fractional shares of the relevant Fund unless a contrary election is made on the application to have distributions paid in cash. If in the future a shareholder desires to have distributions paid out rather than reinvested, the shareholder should notify the BEA Advisor Funds in writing.

----------------------------------------------

TAXES

GENERAL

The following discussion is only a brief summary of some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Funds should consult their tax advisers with specific reference to their own tax situation.


Each Fund will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). So long as a Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are treated as a return of capital or that are designated as exempt interest dividends) regardless of whether such distributions are paid in cash or reinvested in additional shares.


Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss) and out of the portion of such net capital gain that constitutes mid-term capital gain, if any, of a Fund will be taxed to shareholders as long-term capital gain or mid-term capital gain, as the case may be, regardless of the length of time a shareholder has held his shares or whether such gain was reflected in the price paid for the shares. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income. The current nominal maximum marginal rate on ordinary income for individuals, trusts and estates is generally 39.6%. However, the maximum rate imposed on mid-term and other long-term capital gain of such taxpayers is 28% and 20%, respectively. Corporate taxpayers are taxed at the same rates on both ordinary income and capital gains.

Transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character (i.e., ordinary or capital) of gains or losses realized by a Fund, accelerate the recognition of income by a Fund and defer a Fund's losses. Exchange control regulations may restrict repatriations of investment income and capital or of the proceeds of sales of securities by investors such as the Funds. In addition, certain investments (such as zero coupon securities and shares of so-called "passive foreign investment companies" or "PFICS") may cause a Fund to recognize income without the receipt of cash. Each of these circumstances, whether separately or in combination, may limit a Fund's ability to pay sufficient dividends and to make sufficient distributions to satisfy the Subchapter M and excise tax distributions requirements.

The Company will send written notices to shareholders annually regarding the tax status of distributions made by each Fund. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. Each Fund intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal excise tax.



Investors should be careful to consider the tax implications of buying Shares just prior to a distribution. The price of Shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing just prior to a distribution will nevertheless be taxed on the entire amount of the distribution received.



Shareholders who exchange shares representing interests in one Fund for shares representing interests in another Fund will generally recognize capital gain or loss for federal income tax purposes. Under certain provisions of the Code, some shareholders may be subject to a 31% "backup" withholding tax on reportable dividends, capital gains distributions and redemption payments. Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. federal income tax treatment.


FOREIGN INCOME TAXES

Investment income received by the Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund's assets to be invested in various countries is not known.

If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, such Fund will be eligible to elect to "pass through" to the Company's shareholders the amount of foreign income taxes paid by each Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required
(i) to include in gross income, even though not actually received, their respec-tive pro-rata share of the foreign income taxes paid by a Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against U.S. federal income tax (but not both). In determining the source and character of distributions received from a Fund for the purpose of the foreign tax credit limitation rules of the Code, shareholders will be required to treat allocable portions of a Fund's distributions as foreign source income. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

----------------------------------------------
MULTI-CLASS STRUCTURE

The Company offers other classes of shares, the Institutional and Investor Shares of the Funds, which are offered directly to institutional investors and financial intermediaries pursuant to separate prospectuses. Shares of a Fund represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. The Company quotes performance of the Institutional and Investor Shares separately from the Advisor Shares. Because of different fees paid by the Advisor Shares, the total return on such Shares can be expected, at any time, to be different than the total return on Institutional and Investor Shares. Information concerning these other classes may be obtained by calling the BEA Advisor Funds at (800) 401-2230.

----------------------------------------------
DESCRIPTION OF SHARES


The Company has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 13.93 billion shares are currently classified into 82 different classes of Common Stock (as described in the Statement of Additional Information).



THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE BEA ADVISOR CLASSES REPRESENTING INTERESTS IN THE BEA INTERNATIONAL EQUITY, THE BEA EMERGING MARKETS EQUITY, THE BEA GLOBAL TELECOMMUNICATIONS AND THE BEA HIGH YIELD FUNDS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THESE FUNDS.



Each share that represents an interest in a Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares will be fully paid and non-assessable.


The Company currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each of the Funds will vote in the aggregate and not by class on all matters, except where otherwise required by law. Furthermore, shareholders of all investment portfolios of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning the Company Shares" for examples of when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Company may elect all of the directors.

As of November 15, 1997, to the Company's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of the Company.

                               BEA ADVISOR FUNDS

----------------------------------------------
OTHER INFORMATION
REPORTS AND INQUIRIES

Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries can be made by contacting the BEA Advisor Funds at (800) 401-2230 or by writing to the BEA Advisor Funds P.O. Box 8500, Boston, MA 02266-8500.

PERFORMANCE INFORMATION

From time to time, each of the Funds may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of a Fund. Such total return quotations will be computed by finding the compounded average annual total return for each time period that would equate the assumed initial investment of $1,000 to the ending redeemable value, net of any redemption and other fees, according to a required standardized calculation. The standard calculation is required by the SEC to provide consistency and comparability in investment company advertising. The Funds may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the standardized formula in order to compare more accurately a Fund's performance with other measures of investment return. For example, a Fund's total return or expense ratio may be compared with data published by Lipper Analytical Services, Inc., CDA Investment Technologies Inc., Mutual Fund Forecaster, Morningstar, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index, Standard & Poor's MidCap 400 Index, Moody's Bond Survey Bond Index, Wilshire 5000 Index, Lehman Brothers Bond Indexes, Morgan Stanley Composite Index EAFE, Morgan Stanley Composite Index-Free Emerging Markets, JP Morgan Global Government Bond Index (Unhedged), First Boston High Yield Index, Consumer Price Index, Bond Buyer's 20-Bond Index, Dow Jones Industrial Average, national publications such as MONEY, FORBES, BARRON'S, THE WALL STREET JOURNAL or the NEW YORK TIMES or publications of a local or regional nature, and other industry publications. For these purposes, the performance of a Fund, as well as the performance published by such services or experienced by such indices, will usually not reflect redemption fees, the inclusion of which would reduce performance results. If a Fund advertises non-standard computations, however, the Fund will disclose such fees, and will also disclose that the performance data do not reflect such fees and that inclusion of such fees would reduce the performance quoted.


From time to time, the BEA High Yield Fund may also advertise its "30-day yield." The yield refers to the income generated by an investment in the Fund over the 30-day period identified in the advertisement, and is computed by dividing the net investment income per share during the period by the maximum public offering price per share of the last day of the period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.

The yield on shares of the Fund will fluctuate and is not necessarily representative of future results. Shareholders should remember that yield is generally a function of portfolio quality and maturity, type of instrument, operating expenses and market conditions. Any fees charged by intermediaries directly to their customers in connection with investments in the Fund are not reflected in the yields on the Fund's shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments.

HISTORICAL PERFORMANCE INFORMATION

For the period from commencement of operations (November 1, 1996) through August 31, 1997, the total return since inception (not annualized) for the Advisor Class of the BEA International Equity, Emerging Markets Equity and High Yield Funds was as follows:



FOR THE PERIOD ENDED AUGUST 31, 1997



                                                                                                                    SINCE
                                                                                                                  INCEPTION
                                                                                                                  ---------
International Equity Fund.......................................................................................     14.14%
Emerging Markets Equity Fund....................................................................................      8.76%
High Yield Fund.................................................................................................     11.49%



The total return assumes reinvestment of all dividends and capital gains and reflects fee waivers in effect. Without these waivers, the Funds' performance would have been lower. Of course, past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that Advisor Shares when redeemed may be worth more or less than the original cost. For more information on performance, see "Performance Information" in the Statement of Additional Information.


    INSTITUTIONAL CLASS. The table below presents the prior total return history on an annualized basis for the Institutional Class of the BEA International Equity, the BEA Emerging Markets Equity and the BEA High Yield Funds for the periods indicated. The investment objectives, policies and strategies of the Funds underlying the Institutional and Advisor Classes are identical. The Institutional Class, which has a minimum investment of $3 million, has lower fees and expenses than the Advisor Class, so that the performance of the Institutional Class will differ from that of the Advisor Class. IN ADDITION, THE PAST PERFORMANCE OF THE INSTITUTIONAL CLASS OF EACH FUND IS NOT INDICATIVE OF THE FUTURE PERFORMANCE OF EACH FUND. Listed below the performance history for each Fund is a comparative index comprised of securities similar to those in which the Funds invest.

FOR THE YEAR ENDED AUGUST 31, 1997



                                                                                                                          SINCE
FUND/INDEX (ANNUALIZED)                                                                     ONE YEAR    THREE YEARS    INCEPTION*
-----------------------------------------------------------------------------------------  -----------  ------------  -------------
BEA International Equity.................................................................       15.9%         4.4%          10.4%
Morgan Stanley Capital International-Europe, Australia & Far East Index**................        9.4%         6.0%          11.6%
BEA Emerging Markets Equity..............................................................        8.3%        (5.4)%          7.8%
Morgan Stanley Capital International-Emerging Markets Free Index**.......................        4.6%        (3.2)%         12.1%
BEA High Yield...........................................................................       15.2%        11.8%          11.2%
CS First Boston High Yield Index***......................................................       15.4%        12.9%          11.2%


------------------------
  * The BEA International Equity Fund commenced operations on October 1, 1992; the BEA Emerging Markets Equity Fund commenced operations on February 1, 1993; the BEA High Yield Fund commenced operations on March 31, 1993.
 ** These indices are composites of equity securities considered to be representative of equity performance in the specified countries. These indices are not actively managed, and cannot be invested in directly. Historical performance of these market indices does not guarantee future performance of the Fund.
*** The index is a composite of fixed income securities considered to be representative of fixed income performance in the high yield fixed income market. The index is not actively managed, and cannot be invested in directly. Historical performance of the market index does not guarantee future performance of the Fund.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                             BEA ADVISOR FUNDS

                            QUICK REFERENCE GUIDE


BEA ADVISOR FUNDS
-------------------------------------
International Equity Fund
Emerging Markets Equity Fund
Global Telecommunications Fund
High Yield Fund

WORLD WIDE WEB
-------------------------------------
Please visit our website at: www.beafunds.com.

FUND AND ACCOUNT INFORMATION
-------------------------------------
Shareholders and all interested investors may direct their inquiries and requests for information to the Funds' information line at 1-800-401-2230.

AUTOMATIC REINVESTMENT PROGRAM
-------------------------------------
Dividend and capital gain distributions are automatically reinvested in shares of the same
Fund at the current net asset value.

EXCHANGE PRIVILEGES
-------------------------------------
Shareholders may sell fund shares and buy shares of other BEA Advisor Funds by telephone or in writing. Please refer to the Prospectus section entitled "Exchange Privilege."

STATEMENTS AND REPORTS
-------------------------------------
As a shareholder you will receive the following:
* Confirmation Statements - after every transaction that affects your account balance or account registration
* Account Statements - quarterly
* Financial Reports - semi-annually

INVESTMENT ADVISER
-------------------------------------
BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

DISTRIBUTOR
-------------------------------------
Counsellors Securities Inc.
466 Lexington Avenue
New York, NY 10017-3147

CO-ADMINISTRATOR
-------------------------------------
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

CO-ADMINISTRATOR
-------------------------------------
BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

CUSTODIAN
-------------------------------------
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

TRANSFER AGENT
-------------------------------------
State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110

INDEPENDENT ACCOUNTANTS
-------------------------------------
Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, PA 19103

LEGAL COUNSEL
-------------------------------------
Drinker Biddle & Reath LLP
1345 Chestnut Street
Philadelphia, PA 19107-3496

                                         BEA
                                    ADVISOR FUNDS

                              INTERNATIONAL EQUITY FUND
                             EMERGING MARKETS EQUITY FUND
                            GLOBAL TELECOMMUNICATIONS FUND
                                   HIGH YIELD FUND
                    (INVESTMENT PORTFOLIOS OF THE RBB FUND, INC.)


                         STATEMENT OF ADDITIONAL INFORMATION



         This Statement of Additional Information provides supplementary information pertaining to shares (the "Advisor Shares" or the "Shares") representing interests in four investment portfolios (the "Funds") of The RBB Fund, Inc. (the "Company"): the BEA International Equity, the BEA Emerging Markets Equity, the BEA Global Telecommunications and the BEA High Yield Funds (collectively, the "Funds"). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the BEA Advisor Prospectus for the Funds, dated December 8, 1997, (the "Prospectus").
 A copy of the Prospectus may be obtained from the Fund's transfer agent by calling toll-free (800) 401-2230. This Statement of Additional Information is dated December 8, 1997.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THE STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                       CONTENTS


                                                                      Prospectus
                                                               Page      Page
                                                               ----   ----------

General. . . . . . . . . . . . . . . . . . . . . . . . . .      3         3
Common Investment Policies -- All Funds. . . . . . . . . .      3         6
Supplemental Investment Objectives and
  Policies --
    BEA International Equity, BEA
    Emerging Markets Equity and BEA Global
    Telecommunications Funds . . . . . . . . . . . . . . .     24         6
Supplemental Investment Objectives and
  Policies --
    BEA Global Telecommunications
    Fund . . . . . . . . . . . . . . . . . . . . . . . . .     24         6
Investment Limitations . . . . . . . . . . . . . . . . . .     25         7
Risk Factors . . . . . . . . . . . . . . . . . . . . . . .     27         7
Directors and Officers . . . . . . . . . . . . . . . . . .     32       N/A
Investment Advisory and Servicing
  Arrangements . . . . . . . . . . . . . . . . . . . . . .     37         9
Portfolio Transactions . . . . . . . . . . . . . . . . . .     43       N/A
Purchase and Redemption Information. . . . . . . . . . . .     47        12
Valuation of Shares. . . . . . . . . . . . . . . . . . . .     48        16
Performance and Yield Information. . . . . . . . . . . . .     49        19
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . .     53        16
Additional Information Concerning Fund
  Shares . . . . . . . . . . . . . . . . . . . . . . . . .     61        19
Miscellaneous. . . . . . . . . . . . . . . . . . . . . . .     64
Financial Statements . . . . . . . . . . . . . . . . . . .     75       N/A
Appendix A . . . . . . . . . . . . . . . . . . . . . . . .    A-1
Appendix B . . . . . . . . . . . . . . . . . . . . . . . .    B-1

                                       GENERAL



          The RBB Fund, Inc. (the "Company) is an open-end management investment company currently operating or proposing to operate twenty-two separate investment portfolios. The Company was organized as a Maryland corporation on February 29, 1988.


          Unless otherwise indicated, the following investment policies may be changed by the Board of Directors without an affirmative vote of shareholders. Capitalized terms used herein and not otherwise defined have the same meanings as are given to such terms in the Prospectus.


                       COMMON INVESTMENT POLICIES -- ALL FUNDS

          The following supplements the information contained in the Prospectus concerning the investment objectives and policies of, and techniques used by, the Funds.


          NON-DIVERSIFIED STATUS. Each Fund is classified as non-diversified within the meaning of the Investment Company Act of 1940 (the "1940 Act") which means that each Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. Each Fund's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes." To qualify, each Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of each Fund's total assets will be invested in the securities of a single issuer, and
(ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of each Fund's total assets will be invested in the securities of a single issuer and each Fund will not own more than 10% of the outstanding voting securities of a single issuer. To the extent that each Fund assumes large positions in the securities of a small number of issuers, each Fund's return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.


          TEMPORARY INVESTMENTS. The short-term and medium-term debt securities in which a Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.


          REPURCHASE AGREEMENTS. Each Fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). Such Fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose a Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which a Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Fund's adviser. A Fund's adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Fund's adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Fund's adviser will mark-to-market daily the value of the securities. There are no percentage limits on a Fund's ability to enter into repurchase agreements. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.


          REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser). Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to such Fund's agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and a Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Each Fund also may enter into "dollar rolls," in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund would forgo principal and interest paid on such securities. A Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The Funds do not presently intend to invest more than 5% of net assets in reverse repurchase agreements or dollar rolls.


          WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. Each Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed delivery or on a forward commitment basis. These transactions occur when securities are purchased or sold by a Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to a Fund at the time of entering into the transaction. Although the Funds have not established a limit on the percentage of their assets that may be committed in connection with such transactions, they will maintain segregated accounts with their custodian consisting of cash or liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the amount of their commitment in connection with such purchase transactions. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of its commitment. Each Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous. When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. Each Fund currently anticipates that when-issued securities will not exceed 25% of its net assets. Each Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objectives.

          STAND-BY COMMITMENT AGREEMENTS. Each Fund may from time to time enter into stand-by commitment agreements. Such agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed-income securities which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to a Fund. Each Fund will not enter into a stand-by commitment with a remaining term in excess of 45 days and it will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 10% of its assets taken at the time of acquisition of such commitment or security. Each Fund will at all times maintain a segregated account with its custodian consisting of cash or liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price. A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

          There can be no assurance that the securities subject to a stand-by commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Because the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

          The purchase of a security subject to a stand-by commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the stand-by commitment. The Funds do not presently intend to invest more than 5% of net assets in stand-by commitment agreements.

          ILLIQUID SECURITIES. Each Fund does not presently intend to invest more than 15% of its net assets in illiquid securities (including repurchase agreements which have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Such securities may include, among other things, loan participations and assignments, options purchased in the over-the-counter markets, repurchase agreements maturing in more than seven days, structured notes and restricted securities other than Rule 144A securities that BEA has determined are liquid pursuant to guidelines established by the Company's Board of Directors. Because of the absence of any liquid trading market currently for these investments, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by a Fund. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. With respect to each Fund, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

          Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          If otherwise consistent with their investment objectives and policies, the Funds may purchase securities that are not registered under the Securities Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Adviser, under guidelines approved by the Board of Directors, that an adequate trading market exists for the securities. A Fund's investment in Rule 144A securities could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.


          The Adviser will monitor the liquidity of restricted securities in a Fund under the supervision of the Board of Directors. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Where there are no readily available market quotations, the security shall be valued at fair value as determined in good faith by the Board of Directors of the Company.


          SECURITIES OF UNSEASONED ISSUERS. Each Fund will not invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, if the aggregate investment in such securities would exceed 5% of such Fund's net assets. The term "unseasoned" refers to issuers which, together with their predecessors, have been in operation for less than three years.


          LENDING OF PORTFOLIO SECURITIES. To increase income on its investments, a Fund may lend its portfolio securities with an aggregate value of up to 30% of its total assets to broker/dealers and other institutional investors. Each Fund may lend its portfolio securities on a short or long term basis to broker-dealers or institutional investors that the Adviser deems qualified, but only when the borrower maintains, with a Fund's custodian, collateral either in cash or money market instruments, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Collateral for such loans may include cash, securities of the U.S. Government or its agencies or instrumentalities or an irrevocable letter of credit issued by a bank which is deemed creditworthy by the Adviser. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even the loss of rights in the collateral should the borrower of the securities fail financially. Default by or bankruptcy of a borrower would expose the Funds to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

          BORROWING. Each Fund may borrow up to 33 1/3 percent of its total assets. The Adviser intends to borrow only for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities, or to facilitate settlement transactions on portfolio securities. Additional investments will not be made when borrowings exceed 5% of a Fund's total assets. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.


          U.S. GOVERNMENT SECURITIES. The U.S. Government securities in which a Fund may invest include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States and securities that are supported primarily or solely by the creditworthiness of the issuer (such as securities of the Federal Home Loan Banks, the Student Loan Marketing Association and the Tennessee Valley Authority).

          FOREIGN DEBT SECURITIES. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed -income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.


          The foreign government securities in which the Funds may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

          Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies.


          BRADY BONDS. Each Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to Latin American public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the over-the-counter secondary market for Latin American debt instruments.

          Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

          All Mexican Brady Bonds issued to date, except New Money Bonds, have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. Approximately half of the Venezuelan Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral in other currencies), while slightly more than half have interest coupon payments collateralized on a 14-month rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

          Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").


          LOAN PARTICIPATIONS AND ASSIGNMENTS. Each Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government and one or more financial institutions ("Lenders"). The majority of the Funds' investments in Loans in Latin America are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in each Fund having a contractual relationship only with the Lender, not with the borrower. Each Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Funds may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Funds will acquire Participations only if the Lender interpositioned between the Funds and the borrower is determined by BEA to be creditworthy. Each Fund currently anticipates that it will not invest more than 5% of its net assets in Loan Participations and Assignments.

          CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed-income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

          The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

          The Funds have no current intention of converting any convertible securities they may own into equity securities or holding them as equity securities upon conversion, although they may do so for temporary purposes. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The Funds will invest in convertible securities without regard to their credit rating. See "Risk Factors -- Lower Rated Securities" in the Prospectus.

          MORTGAGE-BACKED SECURITIES. The Funds may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or certain foreign issuers, as well as by private issuers such as commercial investment banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.


          Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed rate 30-year mortgages, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool.

          Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Funds purchase a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from increases in interest rates or prepayment of the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates mortgages underlying securities are prone to prepayment. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund's yield. For this and other reasons, a mortgage-related security's stated maturity may be shortened by an unscheduled prepayment on underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Funds. Mortgage-related securities provide regular payments consisting of interest and principal. No assurance can be given as to the return the Funds will receive when these amounts are reinvested.

          The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

          COLLATERALIZED MORTGAGE OBLIGATIONS. The Funds may also purchase collateralized mortgage obligations ("CMOs") issued by a U.S. Government instrumentality which are backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligations to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Generally, CMOs are partitioned into several classes with a ranked priority by which the classes of obligations are redeemed. These securities may be considered mortgage derivatives. The Funds may only invest in CMOs issued by FHLMC, FNMA or other agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government.


          CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Coupons can be fixed or variable. If variable, they can move with or in the reverse direction of interest rates. The coupon changes could be a multiple of the actual rate change and there may be limitations on what the coupon can be. Cash flows of pools can also be divided into a principal only class and an interest only class. In this case the principal only class will only receive principal cash flows from the pool. All interest cash flows go to the interest only class. The relative payment rights of the various CMO classes may be structured in many ways, either sequentiallyor by other rules of priority. Generally, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay," I.E. payments of principal are made to two or more classes concurrently. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgaged-related obligations.


          The CMO structure returns principal to investors sequentially, rather than according to the pro rata method of a pass-through. In the traditional CMO structure, all classes (called tranches) receive interest at a stated rate, but only one class at a time receives principal. All principal payments received on the underlying mortgages or securities are first paid to the "fastest pay" tranche. After this tranche is retired, the next tranche in the sequence becomes the exclusive recipient of principal payments. This sequential process continues until the last tranche is retired. In the event of sufficient early repayments on the underlying mortgages, the "fastest-pay" tranche generally will be retired prior to its maturity. Thus the early retirement of a particular tranche of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security as described above.

          ASSET-BACKED SECURITIES. Each Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. The Funds may also invest in other types of asset-backed securities that may be available in the future.
Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described above. Asset-backed securities are considered an industry for industry concentration purposes, and the Funds will therefore not purchase any asset-backed securities which would cause 25% or more of a Fund's net assets at the time of purchase to be invested in asset-backed securities.

          Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations.
If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.

          ZERO COUPON SECURITIES. Each Fund may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. Each Fund currently anticipates that zero coupon securities will not exceed 5% of its net assets. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. A Fund anticipates that it will not normally hold zero coupon securities to maturity. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year.


          STRUCTURED NOTES. The Funds may invest in structured notes. The distinguishing feature of a structured note is that the amount of interest and/or principal payable on the notes is based on the performance of a benchmark asset or market other than fixed-income securities or interest rates. Examples of a benchmark include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows a Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that the market does not perform as expected. The performance tie can be a straight relationship or leveraged, although BEA generally will not use leverage in its structured note strategies. Normally, these bonds are issued by U.S. Government Agencies and investment banks arrange the structuring. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in a structured note involves risks similar to those associated with a direct investment in the benchmark asset. Structured notes will be treated as illiquid securities for investment limitation purposes.

          ADDITIONAL INVESTMENT CONSIDERATIONS AND RISKS -- NON-INVESTMENT
GRADE FIXED-INCOME SECURITIES.   When and if available, fixed-income
securities may be purchased by a Fund at a discount from face value. From time to time, a Fund may purchase securities in default with respect to the paying of principal and/or interest at the time acquired if, in the opinion of BEA, such securities have the potential for future capital appreciation.

          Debt securities purchased by the Funds may bear fixed, fixed and contingent or variable rates of interest and may involve equity features such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit). Conversion of certain debt securities may reduce net income per share and net asset value per share. The occurrence of any income dilution of previously outstanding shares of common stock when debt securities are converted will depend upon whether a Fund can, from the investments made with the proceeds of the debt securities, earn an amount per share issuable upon conversion at least equal to the amount earned with respect to shares of common stock outstanding prior to conversion. If debt securities are converted at a time when the net asset value per share of common stock is greater than the conversion price, the conversion will result in a decrease or dilution in then current net asset value per share of common stock.


          The value of the lower rated fixed-income securities that the Funds purchase may fluctuate more than the value of higher rated debt securities. These lower rated fixed-income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to a Fund but will be reflected in the net asset value of a Fund's shares. The Funds attempt to reduce risk through credit analysis and attention to current developments and trends in both the economy and financial markets. There can be no assurance that such attempts will be successful.


          Lower-rated debt securities may include zero coupon securities or pay-in-kind securities. A zero coupon security bears no interest but is issued at a discount from its value at maturity. When held to maturity, its entire return equals the difference between its issue price and its maturity value. Pay-in-kind securities typically do not provide for cash interest payments but instead provide for the issuance of additional debt securities of the issuer in the face amount of the interest payment amount due in lieu of a cash payment. The market prices of both of these securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

          There are also special considerations associated with investing in lower-rated debt securities structured as zero coupon or pay-in-kind securities. For example, a Fund must include the interest ("original issue discount") on these securities in determining the amount of its required distributions to shareholders for federal income tax and federal excise tax purposes, even though it receives no cash interest until the security's maturity or payment date. Therefore, in order to satisfy these distribution requirements, a Fund may have to sell some of its assets without regard to their investment merit to obtain cash to distribute to shareholders. These actions may occur under disadvantageous circumstances and are likely to reduce a Fund's assets and may thereby increase its expense ratio and decrease its rate of return. For additional information concerning these tax considerations, see "Taxes" below. From time to time, a Fund may also purchase securities not paying interest at the time acquired if, in the opinion of the Fund's Adviser, such securities have the potential for future income or capital appreciation.


          HEDGING. Each of the Funds may engage in various hedging strategies. See "Currency Hedging" in the Prospectus.

          FORWARD CURRENCY CONTRACTS. Each Fund may use forward currency contracts to protect against uncertainty in the level of future exchange rates and to enhance total return. The Funds may also enter into forward currency contracts with respect to specific transactions. For example, when a portfolio anticipates the receipt in a foreign currency of interest payments on a security that it holds, a portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.


          The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (I.E., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of a Fund security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver.
The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.


          Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transaction costs. A Fund may enter into a forward contract and maintain a net exposure on such contract only if (1) the consummation of the contract would not obligate a Fund to deliver an amount of foreign currency in excess of the value of a Fund's portfolio securities or other assets denominated in that currency or (2) a Fund maintains cash or liquid securities in a segregated account with its custodian in the amount prescribed. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.


          At or before the maturity date of a forward contract requiring a portfolio to sell a currency, the Funds may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Funds may close out a forward contract requiring them to purchase a specified currency by entering into a second contract entitling them to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

          The cost to a Fund of engaging in forward currency contracts will vary with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts will not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it will fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. Moreover, investors should be aware that dollar-denominated securities may not be available in some or all foreign countries, that the forward currency market for the purchase of U.S. dollars in many foreign countries is not highly developed and that in certain countries no forward market for foreign currencies currently exists or that such market may be closed to investment by a Fund.

          Although a Fund will value its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.


          OPTIONS AND FUTURES CONTRACTS. The Funds may write covered call options, buy put options, buy call options and write put options, without limitation except as noted in this paragraph. Such options may relate to particular securities or to various indexes and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation.
The Funds may also invest in futures contracts and options on futures contracts (index futures contracts or interest rate futures contracts, as applicable) for hedging purposes (including currency hedging) or for other purposes so long as aggregate initial margins and premiums required for non-hedging positions do not exceed 5% of its net assets, after taking into account any unrealized profits and losses on any such contracts it has entered into. See Appendix "B" for a description of futures contracts and options on futures contracts and the risks thereof.

          Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. A Fund will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

          When a Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by a Fund expires unexercised the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

          There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

          SHORT SALES "AGAINST THE BOX." In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. Each Fund may engage in short sales if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." In a short sale, a seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or a qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes possibly to defer recognition of gain or loss for federal income tax purposes. (A short sale against the box will defer recognition of gain for federal income tax purposes only if the Fund subsequently closes the short position by making a purchase of the relevant securities no later than 30 days after the end of the taxable year.) In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns.
There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. The Funds do not presently intend to invest more than 5% of net assets in short sales against the box.



          SECTION 4(2) PAPER. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933. Section
4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Company which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" above. See Appendix "A" for a list of commercial paper ratings.



                  SUPPLEMENTAL INVESTMENT OBJECTIVES AND POLICIES --
              BEA INTERNATIONAL EQUITY, BEA EMERGING MARKETS EQUITY AND
                         BEA GLOBAL TELECOMMUNICATIONS FUNDS

          RIGHTS OFFERINGS AND PURCHASE WARRANTS. Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the rights and warrants expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.


                  SUPPLEMENTAL INVESTMENT OBJECTIVES AND POLICIES --
                          BEA GLOBAL TELECOMMUNICATIONS FUND

          Telecommunications companies in both developed and emerging countries are undergoing significant change due to varying and evolving levels of governmental regulation or deregulation and other factors. As a result, competitive pressures are intense and the securities of such companies may be subject to rapid price volatility. Telecommunications regulation typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Telecommunications regulation generally has tended to be less stringent for newer services than for traditional telephone service, although there can be no assurances that such newer services will not be heavily regulated in the future. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. If regulation limits the use of new technologies by established carriers or forces cross-subsidies, large private networks may emerge. Service providers may also be subject to regulations regarding ownership and control, providers of services, subscription rates and technical standards.

          Companies offering telephone services are experiencing increasing competition from cellular telephones, and the cellular telephone industry, because it has a limited operating history, faces uncertainty concerning the future of the industry and demand for cellular telephones. All telecommunications companies in both developed and emerging countries are subject to the additional risk that technological innovations will make their products and services obsolete. While telephone companies in developed countries and certain emerging countries may pay an above average dividend, the Fund's investment decisions are based upon capital appreciation potential rather than income considerations.


                                INVESTMENT LIMITATIONS

          The Company has adopted the following fundamental investment limitations, which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding Shares (as defined in Section 2(a)(42) of the 1940 Act). Each Fund may not:

          1. Borrow money, except from banks, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Fund; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund's total assets at the time of such borrowing;

          2.   Issue any senior securities, except as permitted under the 1940
Act;

          3. Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

          4. Purchase or sell real estate (including real estate limited partnership interests), provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;


          5. Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;


          6. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, Loan Participations and Assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan; and


          7. Except for the BEA Global Telecommunications Fund, purchase any securities, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and
(c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The BEA Global Telecommunications Fund will concentrate in the telecommunications industry.


          For purposes of Investment Limitation No. 1, collateral arrangements with respect to, if applicable, the writing of options and futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2.

          In addition to the fundamental investment limitations specified above, a Fund may not:


          1. Make investments for the purpose of exercising control or management, but investments by a Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management;


          2. Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that a Fund may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward contracts;

          3. Purchase or sell interests in mineral leases, oil, gas or other mineral exploration or development programs, except that a Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities; and

          4. Purchase or retain the securities of any issuer, if those individual officers and directors of the Company, the Adviser or any subsidiary thereof each owning beneficially more than one-half of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

          The policies set forth above are not fundamental and thus may be changed by the Company's Board of Directors without a vote of the shareholders.

          Except as required by the 1940 Act with respect to the borrowing of money, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.





          Securities held by a Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.


                                     RISK FACTORS

          FOREIGN SECURITIES. Investments in foreign securities are subject to certain risks, as discussed below.

          POLITICAL, ECONOMIC AND MARKET FACTORS. Investments in foreign securities involve risks relating to political and economic developments abroad, as well as those that result from the differences between the regulations to which U.S. and foreign issuers are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of a Fund's assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Securities of many foreign issuers may be less liquid, and their prices may be more volatile, than those of securities of comparable U.S. issuers. Brokerage commissions, custodial services and other costs relating to investment in foreign securities markets are generally more expensive than in the

United States. Such markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. There is generally less government supervision and regulation of exchanges, brokers and issuers in foreign securities markets than there is in the United States.

          In addition, substantial limitations may exist in certain countries with respect to the Funds' ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Funds could be adversely affected by delays in, or a refusal to grant, any required government approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments.

          REPORTING STANDARDS. Most of the foreign securities held by the Funds will not be registered with the SEC, nor will the issuers thereof be subject to SEC or other U.S. reporting requirements. Accordingly, there will be less publicly available information concerning foreign issuers of securities held by the Fund than will be available concerning U.S. companies. Foreign companies, and in particular, companies in emerging markets, are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

          EXCHANGE RATE FLUCTUATIONS. Because foreign securities ordinarily will be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect a Fund's net asset value, the value of interest and dividends earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by a Fund. If the value of a foreign currency rises against the U.S. dollar, the value of a Fund's assets denominated in that currency will increase; conversely, if the value of a foreign currency declines against the U.S. dollar, the value of a Fund's assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions.


          INVESTMENT CONTROLS. In certain countries that currently prohibit direct foreign investment in the securities of their companies, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted through investment funds which have been specifically authorized. The Funds may invest in these investment funds and registered investment companies subject to the provisions of the 1940 Act. If these Funds invest in such investment companies, they will each bear their proportionate share of the costs incurred by such companies, including investment advisory fees.

          CLEARANCE AND SETTLEMENT PROCEDURES. Delays in clearance and settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

          OPERATING EXPENSES. The costs attributable to foreign investing that a Fund must bear frequently are higher than those attributable to domestic investing. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities. Investment income on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on those securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which a Fund would be subject.


          LOWER-RATED OR NON-RATED CRITERIA FOR DEBT SECURITIES. The BEA High Yield Fund has established no rating criteria for the debt securities in which it may invest. Issuers of low rated or non-rated securities ("high yield" securities, commonly known as "junk bonds") may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.


          Lower-rated securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to a Fund and dividends to shareholders.


          A Fund may have difficulty disposing of certain lower-rated securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.



          Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower-rated securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower-rated securities are likely to adversely affect a Fund's net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

          Finally, there are risks involved in applying credit ratings as a method for evaluating lower-rated debt securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower-rated debt securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, BEA will monitor the issuers of lower-rated debt securities in the Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the debt securities' liquidity so the Fund can meet redemption requests. BEA will not necessarily dispose of a portfolio security when its ratings have been changed.


          SOVEREIGN DEBT. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default.

          Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

          A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

          The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the Adviser intends to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

          Investors should also be aware that certain sovereign debt instruments in which a Fund may invest involve great risk. Sovereign debt issued by issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, a Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio and calculating its net asset value. When and if available, fixed-income securities may be purchased by a Fund at a discount from face value. However, a Fund does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time, a Fund may purchase securities not paying interest at the time acquired if, in the opinion of the Adviser, such securities have the potential for future income or capital appreciation.


                                DIRECTORS AND OFFICERS

          The directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are:


                              Position                Principal Occupation
Name, Address and Age         with the Company        During Past Five Years
---------------------         ----------------        ----------------------

Arnold M. Reichman - 49*      Director                Senior Managing Director,
466 Lexington Avenue                                  Chief Operating Officer
New York, NY  10017                                   and Assistant Secretary,
                                                      Warburg Pincus Asset
                                                      Management, Inc.;
                                                      Director and Executive
                                                      Officer, Counsellors
                                                      Securities Inc;
                                                      Director/Trustee of
                                                      various investment
                                                      companies advised by
                                                      Warburg Pincus Asset
                                                      Management, Inc.

Robert Sablowsky - 58**       Director                Senior Vice President,
110 Wall Street                                       Fahnestock & Co., Inc.
New York, NY  10005                                   (a registered
                                                      broker/dealer); prior to
                                                      October 1996, Executive
                                                      Vice President of Gruntal
                                                      & Co., Inc. (a registered
                                                      broker/dealer).

                              Position                Principal Occupation
Name, Address and Age         with the Company        During Past Five Years
---------------------         ----------------        ----------------------

Francis J. McKay - 60         Director                Since 1963, Executive
7701 Burholme Avenue                                  Vice President, Fox
Philadelphia, PA 19111                                Chase Cancer Center
                                                      (biomedical research and
                                                      medical care.)

Marvin E. Sternberg -62       Director                Since 1974, Chairman,
937 Mt. Pleasant Road                                 Director and President,
Bryn Mawr, PA  19010                                  Moyco Industries, Inc.
                                                      (manufacturer of dental
                                                      supplies and precision
                                                      coated abrasives); since
                                                      1968, Director and
                                                      President, Mart MMM, Inc.
                                                      (formerly Montgomeryville
                                                      Merchandise Mart Inc.)
                                                      and Mart PMM, Inc.
                                                      (formerly Pennsauken
                                                      Merchandise Mart, Inc.)
                                                      (shopping centers); and
                                                      since 1975, Director and
                                                      Executive Vice President,
                                                      Cellucap Mfg. Co., Inc.
                                                      (manufacturer of
                                                      disposable headwear).

Julian A. Brodsky - 63        Director                Director and Vice
Comcast Corporation                                   Chairman since 1969,
1234 Market Street                                    Comcast Corporation
16th Floor                                            (cable television and
Philadelphia, PA                                      communications);
19107-3723                                            Director, Comcast
                                                      Cablevision of
                                                      Philadelphia (cable
                                                      television
                                                      communications) and
                                                      Nextel (wireless
                                                      communications).

                              Position                Principal Occupation
Name, Address and Age         with the Company        During Past Five Years
---------------------         ----------------        ----------------------

Donald van Roden - 72         Director and            Self-employed
1200 Old Mill Lane            Chairman of the         businessman.  From
Wyomissing, PA  19610         Board                   February 1980 to March
                                                      1987, Vice Chairman,
                                                      Smith Kline Beecham
                                                      Corporation
                                                      (pharmaceuticals);
                                                      Director, AAA
                                                      Mid-Atlantic (auto
                                                      service); Director,
                                                      Keystone Insurance Co.

Edward J. Roach - 73          President and           Certified Public
Suite 100                     Treasurer               Accountant; Vice Chairman
Bellevue Park                                         of the of the Board, Fox
Corporate Center                                      Chase Cancer Center;
400 Bellevue Parkway                                  Trustee Emeritus,
Wilmington, DE  19809                                 Pennsylvania School for
                                                      the Deaf; Trustee
                                                      Emeritus, Immaculata
                                                      College; President or
                                                      Vice President and
                                                      Treasurer of various
                                                      investment companies
                                                      advised by PNC
                                                      Institutional Management
                                                      Corporation; Director,
                                                      The Bradford Funds, Inc.

Morgan R. Jones - 58          Secretary               Chairman of the law firm
Drinker Biddle & Reath LLP                            of Drinker Biddle &
1345 Chestnut Street                                  Reath LLP; Director,
Philadelphia, PA                                      Rocking Horse Child Care
19107-3496                                            Centers of America, Inc.


-------------------------





* Mr. Reichman is an "interested person" of the Company, as that term is defined in the 1940 Act, by virtue of his positions with Counsellors Securities Inc., the Company's distributor.

** Mr. Sablowsky is an "interested person" of the Company, as that term is defined in the 1940 Act, by virtue of his position with Fahnestock & Co., Inc., a registered broker-dealer.


          Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Company the firm to be selected as independent auditors.

          Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session.

          Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of the Company.


          The Company pays directors who are not "affiliated persons" (as that term is defined in the 1940 Act) of any investment adviser or sub-adviser of the Company or the Distributor and Mr. Sablowsky, who is considered to be an affiliated person, $12,000 annually and $1,000 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional $5,000 per year for his services in this capacity. Such Directors are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1997, each of the following members of the Board of Directors received compensation from the Company in the following amounts:

                               DIRECTORS' COMPENSATION

                                     Pension or                 Total
                                     Retirement                 Compensation
                                     Benefits      Estimated    from
                       Aggregate     Accrued as    Annual       Registrant
                       Compensation  Part of       Benefits     and Fund
Name of                from          Fund          Upon         Complex Paid(1)
Person/Position        Registrant    Expenses      Retirement   to Directors
---------------        ----------    --------      ----------   ------------

Julian A. Brodsky,     $16,000       N/A           N/A          $16,000
Director

Francis J. McKay,      $19,000       N/A           N/A          $19,000
Director

Arnold M. Reichman,    0             N/A           N/A          0
Director

Robert Sablowsky,      $ 8,000       N/A           N/A          $ 8,000
Director

Marvin E. Sternberg,   $19,000       N/A           N/A          $19,000
Director
Donald van Roden,      $24,000       N/A           N/A          $24,000
Director and
Chairman



1. A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any other investment companies.




               On October 24, 1990 the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach and one other employee) pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by the Company's advisers, custodians, administrators and distributor, the Company itself requires only two part-time employees. Drinker Biddle & Reath, LLP, of which Mr. Jones is a partner, receives legal fees as counsel to the Company. No officer, director or employee of BEA or the Distributor currently receives any compensation from the Company.

                    INVESTMENT ADVISORY AND SERVICING ARRANGEMENTS


          ADVISORY AGREEMENTS. BEA Associates (sometimes referred to as the "Adviser") renders advisory and administrative services to each of the Funds pursuant to Investment Advisory Agreements. The Advisory Agreements relating to the Funds are dated September 16, 1992 for the BEA International Equity, the BEA Emerging Markets Equity and the BEA High Yield Funds and dated July 10, 1996 for the BEA Global Telecommunications Fund. Such advisory agreements are hereinafter collectively referred to as the "Advisory Agreements."

          BEA Associates is a diversified investment adviser, managing global equity, fixed-income and derivative securities accounts for corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. As of September 30, 1997, BEA Associates managed approximately $34.6 billion in assets. BEA is a wholly-owned subsidiary of Credit Suisse, the second largest Swiss bank, which in turn is a subsidiary of CS Holding, a Swiss corporation. Active employees of BEA have a long term equity incentive plan. BEA Associates is a registered investment advisor under the Investment Advisors Act of 1940, as amended.

          As an investment adviser, BEA emphasizes a global investment strategy. BEA currently acts as investment adviser for eleven other investment companies registered under the 1940 Act. They are: BEA Strategic Global Income Fund, Inc., BEA Income Fund, Inc., The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Indonesia Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc., and The Portugal Fund, Inc. In addition, BEA acts as sub-adviser to certain portfolios of twelve other registered investment companies: Frank Russell Investment Company (Fixed Income III Fund and Multi-strategy Bond Fund), Oppenheimer (LifeSpan Balanced Fund, LifeSpan Income Fund and LifeSpan Growth Fund), Panorama (LifeSpan Balanced Account, LifeSpan Capital Appreciation Account and LifeSpan Diversified Income Account), SEI Institutional Managed Trust (High Yield Bond
Fund), WNL Series Trust (BEA Growth and Income Fund), Touchstone International Equity Fund and Touchstone Variable Annuity International Equity Fund.


          BEA Associates has sole investment discretion for the Funds and will make all decisions affecting assets in the Funds under the supervision of the Company's Board of Directors and in accordance with each Fund's stated policies. BEA Associates will select investments for the Funds and will place purchase and sale orders on behalf of the Funds. For its services to the BEA International Equity, the BEA Emerging Markets Equity, the BEA

Global Telecommunications and the BEA High Yield Funds, BEA Associates will be paid (before any voluntary waivers or reimbursements) a monthly fee computed at an annual rate of .80%, 1.00%, 1.00% and .70% of average daily net assets, respectively.


          For the fiscal year ended August 31, 1997 the Funds paid BEA advisory fees and BEA waived fees and/or reimbursed expenses of the Funds as follows:

                              Fees Paid
                          (after waivers and
Fund                        reimbursements)         Waivers     Reimbursements
----                      ------------------        -------     --------------

 International               $5,300,316           $      0            $     0
Equity
Emerging Markets             $  988,002           $ 18,498            $     0
  Equity
High Yield                   $  393,841           $233,336            $     0
Global                       $        0           $  3,745            $20,903
  Telecommunications


          For the fiscal year ended August 31, 1996, the Funds paid BEA advisory fees and BEA waived fees and/or reimbursed expenses of the Funds as follows:

                              Fees Paid
                          (after waivers and
Fund                        reimbursements)         Waivers     Reimbursements
----                      ------------------        -------     --------------

 International               $5,993,072           $      0                 $0
  Equity
Emerging Markets             $1,289,739           $      0                 $0
  Equity
High Yield                   $  542,590           $100,763                 $0
Global                              N/A                N/A                N/A
  Telecommunications


          For the fiscal year ended August 31, 1995, the Funds paid BEA advisory fees and BEA waived fees and/or reimbursed expenses of the Funds as follows:

                              Fees Paid
                          (after waivers and
Fund                        reimbursements)         Waivers     Reimbursements
----                      ------------------        -------     --------------

International Equity         $6,012,837            $     0                 $0
Emerging Markets             $1,250,012            $33,702                 $0
  Equity
High Yield                   $1,002,002                 $0                 $0
Global                              N/A                N/A                N/A
  Telecommunications


          Each Fund bears all of its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a Fund of the Company are allocated among all investment funds by or under the direction of the Company's Board of Directors in such manner as the Board determines fair and accurate. The BEA Advisor Class of the Funds pays its own administration fees, and may pay a different share than the other classes of the Funds of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Advisor Class or if it receives different services.

          Under the Advisory Agreements, BEA Associates will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or a Fund in connection with the performance of the Advisory Agreements, and shall be indemnified for any losses and expenses in connection with any claim relating thereto, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BEA Associates in the performance of its duties or reckless disregard by it of its obligations and duties under the Advisory Agreements.

          The Advisory Agreements were reapproved on July 9, 1997, by vote of the Company's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreements or interested persons (as defined in the 1940 Act) of such parties. The Advisory Agreements were approved by each Fund's initial shareholder. Each Advisory Agreement is terminable by vote of the Company's Board of Directors or by the holders of a majority of the outstanding voting securities of the relevant Fund, at any time without penalty, on 60 days' written notice to BEA Associates. Each of the Advisory Agreements may also be terminated by BEA Associates on 60 days' written notice to the Company. Each of the Advisory Agreements terminates automatically in the event of assignment thereof.


          CUSTODIAN AND TRANSFER AGENCY AGREEMENTS. Brown Brothers Harriman & Co. ("BBH") acts as the custodian for the Funds and also acts as the custodian for the Funds' foreign securities pursuant to a Custodian Agreement (the "Custodian Agreement"). Under the Custodian Agreement, BBH (a) maintains a separate account or accounts in the name of each Fund, (b) holds and transfers portfolio securities on account of each Fund, (c) accepts receipts and makes disbursements of money on behalf of each Fund, (d) collects and receives all income and other payments and distributions on account of each Fund's portfolio securities, and (e) makes periodic reports to the Company's Board of Directors concerning each Fund's operations. BBH is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Company, provided that BBH remains responsible for the performance of all its duties under the Custodian Agreement and holds the Company harmless from the negligent acts and omissions of any sub-custodian. For its services to the Company under the Custodian Agreement, BBH receives a fee which is calculated based upon each Fund's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Company.


          State Street Bank and Trust Company ("State Street") serves as transfer agent for the Funds. It has delegated to Boston Financial Data Services, Inc. ("BFDS"), a 50%-owned subsidiary, responsibility for most transfer agent servicing functions. State Street serves as the transfer and dividend disbursing agent for the Funds pursuant to a Transfer Agency Agreement (the "Transfer Agency Agreement"), under which it (a) issues and redeems shares of each of the Funds, (b) addresses and mails all communications by each Fund to record owners of shares of each such Fund, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Company's Board of Directors concerning the operations of each Fund. For its services to the Company under the Transfer Agency Agreement, State Street receives a fee on a per transaction basis.

          ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENTS. PFPC Inc., ("PFPC") an indirect, wholly-owned subsidiary of PNC Bank Corp., serves as the administrator to the Advisor Class of the Funds pursuant to Administration and Accounting Services Agreements, which were reapproved by the Board of Directors on July 9, 1997 (the "PFPC Administration and Accounting Services Agreements"). PFPC has agreed to furnish to the BEA Advisor Funds portfolio statistical and research data, clerical, accounting and bookkeeping services and certain other services required by the Funds.

          The PFPC Administration and Accounting Services Agreements provide that PFPC shall not be liable for any loss suffered by the Company or the Funds in connection with the performance of services under the PFPC Administration and Accounting Services Agreements, except a loss resulting from willful misfeasance, gross negligence, or reckless disregard of its duties and obligations under the PFPC Administration and Accounting Services Agreements. In consideration for providing services pursuant to the PFPC Administration and Accounting Services Agreements, PFPC receives a fee calculated at an annual rate of .125% of average daily net assets of the Advisor Class of each Fund, with a minimum annual fee of $75,000.

          For the period from commencement of operations (the Global Telecommunications Fund commenced operations December 4, 1996; all other Funds commenced operations November 1, 1996) and ending August 31, 1997, the Funds paid PFPC administration fees and PFPC waived fees and/or reimbursed expenses as follows:

                             Fees Paid
Portfolio                    (after waivers)       Waivers     Reimbursements
---------                     ---------------       -------     --------------

International Equity         $ 785,014             $43,161           $ 0
Emerging Markets
  Equity                     $ 125,801             $    12           $ 0
High Yield                   $  89,597             $22,399           $ 0
Global
  Telecommunications         $       0             $   468           $ 0

          BEA serves as co-administrator to the Advisor Class of the Funds pursuant to Co-Administration Agreements which were reapproved by the Board of Directors on July 9, 1997 (the "BEA Co-Administration Agreements"). BEA has agreed to provide shareholder liaison services to the Advisor Class of the Funds including responding to shareholder inquiries and providing information on shareholder accounts. The BEA Co-Administration Agreements provide that BEA shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Funds in connection with the performance of the agreement, except a loss resulting from willful misfeasance, bad faith or negligence, or reckless disregard of its duties and obligations thereunder. In consideration for providing services pursuant to the BEA Co-Administration Agreements, BEA receives a fee calculated at an annual rate of .05% of average daily net assets of the Advisor Class of the Funds for assets up to $125 million and .10% thereafter.

          For the period from commencement of operations (the Global Telecommunications Fund commenced operations December 4, 1996; all other Funds commenced operations November 1, 1996) and ending August 31, 1997, the Funds paid BEA administration fees and BEA waived fees and/or reimbursed expenses as follows:

                             Fees Paid
Portfolio                    (after waivers)       Waivers     Reimbursements
---------                     ---------------       -------     --------------

International Equity              $ 0                $ 31            $ 0
Emerging Markets
  Equity                          $ 0                $  2            $ 0
High Yield                        $ 0                $ 29            $ 0
Global
  Telecommunications              $ 0                $187            $ 0


DISTRIBUTION AND SHAREHOLDER SERVICING


          The Funds have each entered into Distribution Agreements with Counsellors Securities Inc. ("Counsellors Securities") pursuant to their Distribution Plans (the "12b-1 Plans") under Rule 12b-1 of the 1940 Act. In consideration for Services (as defined below), the Distribution Agreements provide that the Funds will each pay Counsellors Securities a fee calculated at an annual rate of .25% of the respective average daily net assets of the Advisor Shares of the Funds. Services performed by Counsellors Securities include (a) the sale of the Advisor Shares, as set forth in the 12b-1 Plans ("Selling Services"), (b) ongoing servicing and/or maintenance of the accounts of shareholders of the Advisor Class of the Funds, as set forth in the 12b-1 Plans ("Shareholder Services"), and (c) sub-transfer agency services, subaccounting services or administrative services, as set forth in the 12b-1 Plans ("Administrative Services" and collectively with Selling Services and Administrative Services, "Services") including, without limitation, (i) payments reflecting an allocation of overhead and other office expenses of Counsellors Securities related to providing Services; (ii) payments made to, and reimbursement of expenses of, persons who provide support services in connection with the distribution of the Advisor Shares including, but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, and providing any other shareholder Services; (iii) payments made to compensate selected dealers or other authorized persons for providing any Services; (iv) costs relating to the formulation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, and related travel and entertainment expenses; (v) costs of printing and distributing prospectuses, statements of additional information and reports of the Funds to prospective shareholders of the Funds; and (vi) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that Counsellors Securities may, from time to time, deem advisable.



          For the period ended August 31, 1997, the Funds paid Counsellors Securities distribution fees and Counsellors

Securities waived distribution fees and/or reimbursed expenses as follows:

                             Fees Paid
Portfolio                    (after waivers)       Waivers     Reimbursements
---------                     ---------------       -------     --------------

International Equity              $151               $ 0            $ 0
Emerging Market
  Equity                          $  9               $ 0            $ 0
High Yield                        $143               $ 0            $ 0
Global
  Telecommunications              $936               $ 0            $ 0

          Mr. Reichman, a Director of the Fund, has an indirect financial interest in the operation of the Plan by virtue of his positions with the Distributor. Mr. Sablowsky, a Director of the Fund, has an indirect interest in the operation of the Plans by virtue of his position with Fahnestock Co., Inc.



                                PORTFOLIO TRANSACTIONS

          Subject to policies established by the Board of Directors, BEA Associates is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Funds. In executing portfolio transactions, BEA Associates seeks to obtain the best net results for a Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While BEA Associates generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best results in particular transactions.


          Portfolio transactions for the Funds may be effected on domestic or foreign securities exchanges. In transactions for securities not actively traded on a domestic or foreign securities exchange, a Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options. The Funds have no obligation to deal with any broker in the execution of transactions in portfolio securities. The Funds may use affiliates of Credit Suisse, BEA's parent company, in connection with the purchase or sale of securities in accordance with rules or exemptive orders adopted by the Securities and Exchange Commission (the "SEC") when BEA believes that the charge for the transaction does not exceed usual and customary levels.


          Commission rates for brokerage transactions on foreign stock exchanges are generally fixed. The reasonableness of any negotiated commission paid by the Funds will be evaluated on the basis of the difficulty involved in execution, the time taken to conclude the transaction, the extent of the broker's commitment, if any, of its own capital and the amount involved in the transaction. It should be noted that commission rates in U.S. markets are negotiated.


          In the case of over-the-counter issues, there is generally no stated commission, but the price usually includes an undisclosed commission or markup, and the Fund will normally deal with the principal market makers unless it can obtain better terms elsewhere.


          For the fiscal year ended August 31, 1997, the Funds paid brokerage commissions as follows:

          Fund                     Brokerage Commission
          ----                     --------------------

     International Equity               $ 5,041,204
     Emerging Markets Equity            $ 1,074,701
     High Yield                         $         0
     Global Telecommunications          $     1,261


          For the fiscal year ended August 31, 1996, the Funds paid brokerage commissions as follows:

     Fund                          Brokerage Commission
          ----                     --------------------

     International Equity               $3,385,421
     Emerging Markets Equity            $  713,193
     High Yield                                  0
     Global Telecommunications                 N/A


          For the fiscal year ended August 31, 1995, the Funds paid brokerage commissions as follows:

     Fund                          Brokerage Commission
          ----                     --------------------

     International Equity               $ 3,943,441
     Emerging Markets Equity            $   778,886
     High Yield                         $         0
     Global Telecommunications                  N/A

          No Fund has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. BEA Associates may, consistent with the interests of a Fund and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to a Fund and other clients of BEA Associates. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by BEA Associates under its respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that BEA Associates, as applicable, determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of BEA Associates to a Fund and its other clients and that the total commissions paid by a Fund will be reasonable in relation to the benefits to a Fund over the long-term.


          Corporate debt and U.S. Government securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer in debt securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

          BEA Associates may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Fund prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Fund's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Fund would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

          Investment decisions for each Fund and for other investment accounts managed by BEA Associates are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund. A Fund will not purchase securities during the existence of any underwriting or selling group relating to such security of which BEA Associates or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Company's Board of Directors pursuant to Rule 10f-3 under the 1940 Act.


          In no instance will portfolio securities be purchased from or sold to the Distributor or BEA Associates or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.






          The BEA International Equity, the BEA Emerging Markets Equity, the BEA Global Telecommunications and the BEA High Yield Funds expect that their annual Fund turnover rate should not exceed 100% under normal market conditions. A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by a Fund. Each of the Funds anticipates that its annual portfolio turnover rate will vary from year to year. The portfolio turnover rate is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the Fund during the year.


          The Funds have the benefit of an exemptive order issued by the SEC under the 1940 Act authorizing the Funds and other investment companies advised by BEA to acquire jointly securities issued in private placements, subject to the terms and conditions of the order.

                         PURCHASE AND REDEMPTION INFORMATION


          The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption of a Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing a Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. Investors may also be required to bear certain transaction costs associated with redemptions in kind. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund.


          Under the 1940 Act, a Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of Fund securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

          Advisor Shares of the Funds are offered and sold on a continuous basis by the Distributor, acting as agent for the Company. An illustration of the computation of the public offering price per share of an Advisor Share of the Funds, based on the value of the Funds net assets as of August 31, 1997 would be as follows:

                                   NET ASSET VALUE
                                   ---------------

                                                                    Global
                 International  Emerging Markets  High Yield  Telecommunications
                  Equity Fund     Equity Fund        Fund            Fund
                  -----------     -----------        ----            ----

Net Assets . . .  $147,365         $ 3,586        $ 86,375       $ 569,472

Number of Shares
Outstanding. . .     6,647             183           5,057          32,926

Net Asset Value
Per Share. . . .  $  22.17         $ 19.60        $  17.08       $   17.30

Sales Charge . .       N/A             N/A             N/A             N/A

Offering Price
to Public. . . .  $  22.17         $ 19.60        $  17.08       $   17.30

                                 VALUATION OF SHARES

          The net asset values per share of each class of the Funds is calculated separately from each other class as of the close of regular trading of the NYSE on each Business Day. The net asset value per share is computed by adding the value of the proportionate interest of each class of a Fund in the Fund's securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of such class. "Business Day" means each weekday when the NYSE is open. Currently, the NYSE is closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. Securities which are listed on stock exchanges, whether U.S. or foreign are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean of the bid and asked prices available prior to the valuation. Fund securities primarily traded in foreign markets may be traded in such markets on days which are not Business Days. Because net asset value per share of each Fund is determined only on Business Days, the net asset value of shares of a Fund may be significantly affected on days when an investor does not have access to the Fund. If on any Business Day a foreign securities exchange or foreign market is closed, the securities traded on such exchange or in such market will be valued at the market sale price reported on the previous business day of such foreign exchange or market. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by the Board of Directors or its delegates as the primary market. Securities traded in the over-the-counter market and listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") are valued at the last trade price listed on the NASDAQ at the close of regular trading (generally 4:00 p.m. Eastern Time); securities listed on NASDAQ for which there were no sales on that day and other over-the-counter securities are valued at the mean of the bid and asked prices available prior to valuation. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity. Any assets which are denominated in a foreign currency are converted into U.S. dollars at the prevailing market rates for purposes of calculating net asset value.


          Foreign currency exchange rates are generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events will not be reflected in a computation of the Fund's net asset value. If events materially affecting the value of such securities or assets or currency exchange rates occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of a Fund conducted on a spot basis will be valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions, this rate differs from the prevailing exchange rate by an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

          In determining the approximate market value of portfolio investments, the Company may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Company's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Company's Board of Directors.


                          PERFORMANCE AND YIELD INFORMATION

          TOTAL RETURN. Each Fund that advertises its "average annual total return" computes such return separately for each class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                ERV  l/n
                         T = [(-----) - 1]
                                 P

     Where:    T =  average annual total return;

             ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

               P =  hypothetical initial payment of $1,000; and

               n =  period covered by the computation, expressed in years.

          Each Fund that advertises its "aggregate total return" computes such returns separately for each class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                            ERV
Aggregate Total Return = [(-----) - 1]
                             P

          The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

          The aggregate total returns for the Advisor Class of the Funds for the period ended August 31, 1997 since inception are as follows:

Portfolio                       Inception Date         Aggregate Return
---------                       --------------         ----------------

International Equity                10/1/92                 14.14%
Emerging Markets Equity             2/1/93                   8.76%
High Yield                         11/1/96                  11.49%
Global Telecommunications          6/20/94                  15.33%

          The Funds may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the formula set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, as appropriate, a Fund may calculate its aggregate and/or average annual total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. The Funds do not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Funds will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


          YIELD. Certain Funds may advertise a 30-day (or one month) standard yield as described in the Prospectus. Such yields are calculated separately for each class of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:

                           a - b       6
               YIELD = 2[( - - - - +1 )  - 1]
                           cd

Where:    a =  dividends and interest earned by a Fund during the period;

          b =  expenses accrued for the period (net of reimbursements);

          c = average daily number of shares outstanding during the period, entitled to receive dividends; and

          d = maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula) , dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

          With respect to receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or (b) not to amortize discount or premium on the remaining security.

          Based on the foregoing calculation, the Standard Yield for the Advisor Class of the High Yield Fund for the 30-day period ended August 31, 1997 was as follows:

Fund                          30-Day Yield
----                          ------------

High Yield Fund               9.31%



                                        TAXES


          GENERAL TAX CONSEQUENCES TO THE COMPANY AND ITS SHAREHOLDERS. The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Company's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion in this Statement of Additional Information and in the Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.


          Each Fund has elected to be taxed as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it (a) distributes an amount equal to the sum of (i) at least 90% of its investment company taxable income (net taxable investment income and the excess of net short-term capital gain over net long-term capital loss, if any, for the year) and (ii) at least 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement"), and (b) satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement. The Distribution Requirement for any year may be waived if a regulated investment company establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax (discussed below).

          In addition to satisfaction of the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").


          Future Treasury regulations may provide that currency gains that are not "directly related" to a Fund's principal business of investing in stock or securities (or in options or futures with respect to stock or securities) will not satisfy the Income Requirement. Income derived by a regulated investment company from a partnership or trust (including a foreign entity that is classified as a partnership or trust for U.S. federal income tax purposes) will satisfy the Income Requirement only to the extent such income is attributable to items of income of the partnership or trust that would satisfy the Income Requirement if they were realized by a regulated investment company in the same manner as realized by the partnership or trust.

          In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Requirement").


          The Internal Revenue Service has taken the position, in informal rulings issued to other taxpayers, that the issuer of a repurchase agreement is the bank or dealer from which securities are purchased. A Fund will not enter into repurchase agreements with any one bank or dealer if entering into such agreements would, under the informal position expressed by the Internal Revenue Service, cause it to fail to satisfy the Asset Diversification Requirement.

          Distributions of investment company taxable income will be taxable (subject to the possible allowance of the dividend received deduction described below) to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any distribution from the Company in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.


          Each Fund intends to distribute to shareholders its excess of net long-term capital gain over net short-term capital loss ("net capital gain"), if any, for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as mid-term or other long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Fund prior to the date on which a shareholder acquired shares of the Fund and whether the distribution was paid in cash or reinvested in shares. The aggregate amount of distributions designated by any Fund as capital gain dividends may not exceed the net capital gain of such Fund for any taxable year, determined by excluding any net long-term capital loss attributable to transactions occurring after October 31 of such year and by treating any such loss as if it arose on the first day of the following taxable year. Such distributions will be designated as capital gain dividends in a written notice mailed by the Company to shareholders not later than 60 days after the close of each Fund's respective taxable year.



          In the case of corporate shareholders, distributions (other than capital gain dividends) of a Fund for any taxable year will qualify for the 70% dividends received deduction, only to the extent of the gross amount of "qualifying dividends" received by such Fund for the year. Generally, a dividend will be treated as a "qualifying dividend" only if it has been received from a domestic corporation. However, if a Fund owns at least 10 percent of the stock (by vote and value) of certain foreign corporations with U.S. source income, then a portion of the dividends paid by such foreign corporations may constitute "qualifying dividends." A dividend received by a taxpayer will not be treated as a "qualifying dividend" if (1) it has been received with respect to any share of stock that the taxpayer has held for 45 days (90 days in the case of certain preferred stock) or less (excluding any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend), or (2) to the extent that the taxpayer is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. The Company will designate the portion, if any, of the distribution made by a Fund that qualifies for the dividends received deduction in a written notice mailed by the Company to shareholders not later than 60 days after the close of the Fund's taxable year.


          Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares.



          Corporate taxpayers may be liable for alternative minimum tax, which is imposed at the rate of 20% of "alternative minimum taxable income" (less, in the case of corporate shareholders with "alternative minimum taxable income" of less than $310,000, the applicable "exemption amount"), in lieu of the regular corporate income tax. "Alternative minimum taxable income," is equal to "taxable income," (as determined for corporate income regular tax purposes) with certain adjustments. Although corporate taxpayers in determining "alternative minimum taxable income" are allowed to exclude exempt interest dividends (other than exempt interest dividends derived from certain private activity bonds ("AMT Preference Dividends"), as explained in the Prospectus) and to utilize the 70% dividends received deduction at the first level of computation, the Code requires (as a second computational step) that "alternative minimum taxable income" be increased by 75% of the excess of "adjusted current earnings" over other "alternative minimum taxable income."

          Corporate shareholders will have to take into account (1) all exempt interest dividends and (2) the full amount of all dividends from a Fund that are treated as "qualifying dividends" for purposes of the dividends received deduction in determining their "adjusted current earnings." As much as 75% of any exempt interest dividend and 82.5% of any "qualifying dividend" received by a corporate shareholder could, as a consequence, be subject to alternative minimum tax. Exempt interest dividends received by such a corporate shareholder may accordingly be subject to alternative minimum tax at an effective rate of 15%.



          Corporate investors should also note that the Superfund Amendments and Reauthorization Act of 1986 imposes an environmental tax on corporate taxpayers of 0.14% of the excess of "alternative minimum taxable income" (with certain modifications) over $2,000,000 for taxable years beginning after 1986 and before 1996, regardless of whether such taxpayers are liable for alternative minimum tax.


          If for any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders. Investors should be aware that any loss realized on a sale of shares of a Fund will be disallowed to the extent an investor repurchases shares of the same Fund within a period of 61 days (beginning 30 days before and ending 30 days after the day of disposition of the shares). Dividends paid by a Fund in the form of shares within the 61-day period would be treated as a purchase for this purpose.




          The Code imposes a non-deductible 4% excise tax on regulated investment companies that do not distribute with respect to each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. Because each Fund intends to distribute all of its taxable income currently, no Fund anticipates incurring any liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate investments in order to make sufficient distributions to avoid excise tax liability.

          The Company will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Company that he is not subject to backup withholding or that he is an "exempt recipient."

          The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

          Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

          Certain states exempt from state income taxation dividends paid by a regulated investment company that are derived from interest on U.S. Government obligations. Each Fund will accordingly inform its shareholders annually of the percentage, if any, of its ordinary dividends that is derived from interest on U.S. Government obligations. Shareholders should consult with their tax advisers as to the availability and extent of any applicable state income tax exemption.


          SPECIAL TAX CONSIDERATIONS. The following discussion relates to the particular federal income tax consequences of the investment policies of the Funds. The ability of the Funds to engage in options, short sale and futures activities will be somewhat limited by the requirements for their continued qualification as regulated investment companies under the Code, in particular the Distribution Requirement and the Asset Diversification Requirement.


          STRADDLES. The options transactions that the Funds enter into may result in "straddles" for federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Funds for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the "required distribution" that the Funds must make in order to avoid federal excise tax. Furthermore, in determining their investment company taxable income and ordinary income, the Funds may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to the Funds of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Funds are uncertain which (if any) of these elections they will make.


          Because only a few regulations implementing the straddle rules have been promulgated by the U.S. Treasury, the tax consequences to the Funds of engaging in options transactions are not entirely clear. Nevertheless, it is evident that application of the straddle rules may substantially increase or decrease the amount which must be distributed to shareholders in satisfaction of the Distribution Requirement (or to avoid federal excise tax liability) for any taxable year in comparison to a fund that did not engage in options transactions.

          OPTIONS AND SECTION 1256 CONTRACTS. The writer of a covered put or call option generally does not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the writer generally recognizes short-term capital gain. If the option is exercised, the premium is included in the consideration received by the writer in determining the capital gain or loss recognized in the resultant sale. However, certain options transactions that the Funds enter into, as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market entered into by the Funds, will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date.
Any gain or loss recognized as a consequence of the year-end marking-to-market of Section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the relevant Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of Section 1256 contracts that the relevant Fund continued to hold. Investors should also note that Section 1256 contracts will be treated as having been sold on October 31 in calculating the "required distribution" that a Fund must make to avoid federal excise tax liability.


          Each of the Funds may elect not to have the year-end mark-to-market rule apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of such Fund that are not Section 1256 contracts (the "Mixed Straddle Election").


          FOREIGN CURRENCY TRANSACTIONS. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the Asset Diversification Requirement. A Fund may request a private letter ruling from the Internal Revenue Service for guidance on some or all of these issues.

          Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, a Fund may elect capital gain or loss treatment for such transactions. Alternatively, a Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general, gains or losses from a foreign currency transaction subject to Code Section 988 will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if losses from a foreign currency transaction subject to Code Section 988 exceed other investment company taxable income during a taxable year, a Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Shares.

          PASSIVE FOREIGN INVESTMENT COMPANIES. If a Fund acquires shares in certain foreign investment entities, called "passive foreign investment companies" ("PFIC"), such Fund may be subject to "deferred" federal income tax on a portion of any

"excess distribution" received with respect to such shares or on a portion of any gain recognized upon a disposition of such shares, notwithstanding the distribution of such income to the shareholders of such Fund. Additional charges in the nature of interest may also be imposed on a Fund in respect of such deferred taxes. However, in lieu of sustaining the foregoing tax consequences, a Fund may elect to have its investment in any PFIC taxed as an investment in a "qualified electing fund" ("QEF"). A Fund making a QEF election would be required to include in its income each year a ratable portion, whether or not distributed, of the ordinary earnings and net capital gain of the QEF. Any such QEF inclusions would have to be taken into account by a Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.


          Recently enacted changes to the Code will permit a Fund to elect (in lieu of paying deferred tax or making a QEF election) to mark-to-market annually any PFIC shares that it owns and to include any gains (but not losses) that it was deemed to realize as ordinary income. A Fund generally will not be subject to deferred federal income tax on any gains that it is deemed to realize as a consequence of making a mark-to-market election, but such gains will be taken into account by the Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement. The mark-to-market provisions will generally apply to the Fund's taxable years beginning after December 31, 1997.


          ASSET DIVERSIFICATION REQUIREMENT. For purposes of the Asset Diversification Requirement, the issuer of a call option on a security (including an option written on an exchange) will be deemed to be the issuer of the underlying security. The Internal Revenue Service has informally ruled, however, that a call option that is written by a fund need not be counted for purposes of the Asset Diversification Requirement where the fund holds the underlying security. However, the Internal Revenue Service has also informally ruled that a put option written by a fund must be treated as a separate asset and its value measured by "the value of the underlying security" for purposes of the Asset Diversification Requirement, regardless (apparently) of whether it is "covered" under the rules of the exchange. The Internal Revenue Service has not explained whether in valuing a written put option in this manner a fund should use the current value of the underlying security (its prospective future investment); the cash consideration that must be paid by the fund if the put option is exercised (its liability); or some other measure that would take into account the fund's unrealized profit or loss in writing the option. Under the Code, a fund may not rely on informal rulings of the Internal Revenue Service issued to other taxpayers. Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its writing of options in order to stay within the limits of the Asset Diversification Requirement.


                    ADDITIONAL INFORMATION CONCERNING FUND SHARES


          The Company has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 13.93 billion shares are currently classified as follows: 100 million shares are classified as Class A Common Stock, 100 million shares are classified as Class B Common Stock, 100 million shares are classified as Class C Common Stock, 100 million shares are classified as Class D Common Stock, 500 million shares are classified as Class E Common Stock (Money), 500 million shares are classified as Class F Common Stock (Municipal Money), 500 million shares are classified as Class G Common Stock (Money), 500 million shares are classified as Class H Common Stock (Municipal Money), 1 billion shares are classified as Class I Common Stock (Money), 500 million shares are classified as Class J Common Stock (Municipal Money), 500 million shares are classified as Class K Common Stock (Government Money),
1,500 million shares are classified as Class L Common Stock (Money), 500 million shares are classified as Class M Common Stock (Municipal Money), 500 million shares are classified as Class N Common Stock (U.S. Government Money), 500 million shares are classified as Class 0 Common Stock (N.Y. Money), 100 million shares are classified as Class P Common Stock (Government), 100 million shares are classified as Class Q Common Stock, 500 million shares are classified as Class R Common Stock (Municipal Money), 500 million shares are classified as Class S Common Stock (Government Money), 500 million shares are classified as Class T Common Stock (International), 500 million shares are classified as Class U Common Stock (High Yield), 500 million shares are classified as Class V Common Stock (Emerging), 100 million shares are classified as Class W Common Stock, 50 million shares are classified as Class X Common Stock (U.S. Core Equity), 50 million shares are classified as Class Y Common Stock (U.S. Core Fixed Income), 50 million shares are classified as Class Z Common Stock (Strategic Global Fixed Income), 50 million shares are classified as Class AA Common Stock (Municipal Bond), 50 million shares are classified as Class BB Common Stock (BEA Balanced), 50 million shares are classified as Class CC Common Stock (Short Duration), 100 million shares are classified as Class DD Common Stock, 100 million shares are classified as Class EE Common Stock, 50 million shares are classified as Class FF Common Stock (n/i Numeric Investors Micro
Cap), 50 million shares are classified as Class GG Common Stock (n/i Numeric Investors Growth), 50 million shares are classified as Class HH Common Stock (n/i Numeric Investors Growth & Value), 100 million shares are classified as Class II Common Stock (BEA Investor International), 100 million shares are classified as Class JJ Common Stock (BEA Investor Emerging), 100 million shares are classified as Class KK Common Stock (BEA Investor High Yield), 100 million shares are classified as Class LL Common Stock (BEA Investor Global Telecom), 100 million shares are classified as Class MM Common Stock (BEA Advisor International), 100 million shares are classified as Class NN Common Stock
(BEA Advisor Emerging), 100 million shares are classified as Class 00 Common Stock (BEA Advisor High Yield), 100 million shares are classified as Class PP Common Stock (BEA Advisor Global Telecom), 100 million shares are classified as Class QQ Common Stock (Boston Partners Institutional Large Cap), 100 million shares are classified as Class RR Common Stock (Boston Partners
Investor Large Cap), 100 million shares are classified as Class SS Common
Stock (Boston Partners Advisor Large Cap), 100 million shares are classified as Class TT Common Stock (Boston Partners Investor Mid Cap), 100 million shares are classified as Class UU Common Stock (Boston Partners Institutional Mid Cap), 100 million shares are classified as Class VV Common Stock (Boston Partners Institutional Bond), 100 million shares are classified as Class WW Common Stock (Boston Partners Investor Bond), 50 million are classified as
Class XX Common Stock (n/i Numeric Investors Larger Cap Value), 700 million shares are classified as Class Janney Money Common Stock (Money), 200 million shares are classified as Class Janney Municipal Money Common Stock (Municipal Money), 500 million shares are classified as Class Janney Government
Obligations Money Common Stock (Government Money), 100 million shares are classified as Class Janney N.Y. Municipal Money Common Stock (N.Y. Money), 1 million shares are classified as Class Beta 1 Common Stock (Money), 1 million shares are classified as Class Beta 2 Common Stock (Municipal Money), 1 million shares are classified as Class Beta 3 Common Stock (Government
Money), 1 million shares are classified as Class Beta 4 Common Stock (N.Y. Money), 1 million shares are classified as Gamma 1 Common Stock (Money), 1 million shares are classified as Gamma 2 Common Stock (Municipal Money), 1 million shares are classified as Gamma 3 Common Stock (Government Money), 1 million shares are classified as Gamma 4 Common Stock (N.Y. Money), 1 million shares are classified as Delta 1 Common Stock (Money), 1 million shares are classified as Delta 2 Common Stock (Municipal Money), 1 million shares are classified as Delta 3 Common Stock (Government Money), 1 million shares are classified as Delta 4 Common Stock (N.Y. Money), 1 million shares are classified as Epsilon 1 Common Stock (Money), 1 million shares are classified as Epsilon 2 Common Stock (Municipal Money), 1 million shares are classified as Epsilon 3 Common Stock (Government Money), 1 million shares are classified as Epsilon 4 Common Stock (N.Y. Money), 1 million shares are classified as
Zeta 1 Common Stock (Money), 1 million shares are classified as Zeta 2 Common Stock (Municipal Money), 1 million shares are classified as Zeta 3 Common
Stock (Government Money), 1 million shares are classified as Zeta 4 Common
Stock (N.Y. Money), 1 million shares are classified as Eta 1 Common Stock (Money), 1 million shares are classified as Eta 2 Common Stock (Municipal Money), 1 million shares are classified as Eta 3 Common Stock (Government

Money), 1 million shares are classified as Eta 4 Common Stock (N.Y. Money), 1 million shares are classified as Theta I Common Stock (Money), 1 million shares are classified as Theta 2 Common Stock (Municipal Money), 1 million shares are classified as Theta 3 Common Stock (Government Money), and 1 million shares are classified as Theta 4 Common Stock (N.Y. Money). Shares of the Class MM, NN, 00 and PP Common Stock constitute the BEA Advisor Classes. Under the Company's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common Stock from time to time.

          The classes of Common Stock have been grouped into fourteen separate "families:" the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the BEA Family, the Janney Montgomery Scott Money Family, the n/i Numeric Investors Family, Boston Partners Family, the Beta Family, the Gamma Family, the Delta Family, the Epsilon Family, the Zeta Family, the Eta Family and the Theta Family. The Cash Preservation Family represents interests in the Money Market and Municipal Money Market Portfolios; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the Bedford Family represents interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios; the BEA Family represents interests in ten non-money market Funds; the Janney Montgomery Scott Family and the Beta, Gamma, Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Funds. The n/i Numeric Investors Family represents interests in four non-money market Funds; the Boston Partners Family represents interests in three non-money market Funds.


          The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company's amended By-Laws provide that shareholders collectively owning at least ten percent of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

          As stated in the Prospectus, holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the Investment Company Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.


          Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law, (for example by Rule 18f-2 discusses above) or by the Company's Articles of Incorporation, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).


                                    MISCELLANEOUS


          COUNSEL. The law firm of Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as counsel to the Company and the non-interested directors.


          INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P., 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the Company's independent accountants.


          CONTROL PERSONS. As of November 15, 1997, to the Company's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Company indicated below. See "Additional Information Concerning Company Shares" above. The Company does not know whether such persons also beneficially own such shares.

PORTFOLIO                          NAME AND ADDRESS              PERCENT OWNED
---------                          ----------------              -------------

Cash Preservation             Jewish Family and Children's           44.2%
Money Market Portfolio        Agency of Philadelphia
(Class G)                     Capital Campaign
                              Attn:  S. Ramm
                              1610 Spruce Street
                              Philadelphia, PA  19103

                              Dominic and Barbara Pisciotta          15.9%
                              and Successors in Trust under
                              the Dominic and Barbara
                              Pisciotta Caring Trust
                              207 Woodmere Way
                              St. Charles, MO  63303

Cash Preservation             Kenneth Farwell and Valerie            11.3%
Municipal Money Market        Farwell JTTEN
Portfolio                     3854 Sullivan
(Class H)                     St. Louis, MO  63107

                              Gary L. Lange and                      32.6%
                              Susan D. Lange JTTEN
                              1354 Shady Knoll Ct.
                              Longwood, FL  32750

                              Andrew Diederich and                    6.2%
                              Doris Diederich JTTEN
                              1003 Lindeman
                              Des Peres, MO  63131

                              Gwendolyn Haynes                        5.2%
                              2757 Geyer
                              St. Louis, MO  63104

                              Savannah Thomas Trust                   6.3%
                              200 Madison Ave.
                              Rock Hill, MD  63119

Sansom Street Money           Wasner & Co.                           32.6%
Market Portfolio              FAO Paine Webber and Managed
(Class I)                     Assets Sundry Holdings
                              Attn:  Joe Domizio
                              200 Stevens Drive
                              Lester, PA  19113

                              Saxon and Co.                          65.5%
                              FBO Paine Webber
                              P.O. Box 7780 1888
                              Philadelphia, PA  19182

PORTFOLIO                          NAME AND ADDRESS              PERCENT OWNED
---------                          ----------------              -------------

BEA International             Blue Cross & Blue Shield of            6.10%
Equity - Institutional        Massachusetts Inc.
Class                         Retirement Income Trust
(Class T)                     100 Summer Street
                              Boston, MA  02110-2106

                              Credit Suisse Private Banking          6.89%
                              Dividend Reinvest Plan
                              c/o Credit Suisse PVT BKG
                              12 E. 49th Street, 40th Fl.
                              New York, NY  10017-1028

                              Indiana University Foundation          5.49%
                              Attn: Walter L. Koon, Jr.
                              P.O. Box 500
                              Bloomington, IN  47402-0500

                              Employees Ret. Plan Marshfield         5.31%
                              Clinic
                              1000 N. Oak Avenue
                              Marshfield, WI  54449

                              State Street Bank & Trust              5.06%
                              FBC Consumers Energy
                              DTD 3-1-1997
                              P.O. Box 1992
                              Boston, MA  02105-1992

BEA International             Bob & Co.                             87.30%
Equity Portfolio -            P.O. Box 1809
Advisor Class (Class          Boston, MA  02105-1809
MM)
                              TRANSCORP                             10.78%
                              FBO William E. Burns
                              P.O. Box 6535
                              Englewood, CO  80155-6535

BEA High Yield                Fidelity Investments                  15.61%
Portfolio -                   Institutional
Institutional Class           Operations Co. Inc. as Agent
(Class U)                     for Certain Employee Benefit
                              Plan
                              100 Magellan Way #KWIC
                              Covington, KY  41015-1987

                              Guenter Full Trust Michelin           17.31%
                              North America Inc.
                              Master Trust
                              P.O. Box 19001
                              Greenville, SC  29602-9001

PORTFOLIO                          NAME AND ADDRESS              PERCENT OWNED
---------                          ----------------              -------------

                              C S First Boston Pension Fund          6.15%
                              Park Avenue Plaza, 34th Floor
                              Attn: Steve Medici
                              55 E. 52nd Street
                              New York, NY  10055-0002

                              Southdown Inc. Pension Plan            9.65%
                              MAC & Co.
                              Mutual Fund Operations
                              P.O. Box 3198
                              Pittsburgh, PA  31980

                              Edward J. Demske TTEE                  5.42%
                              Miami University Foundation
                              202 Roudebush Hall
                              Oxford, OH  45056

BEA High Yield                Richard A. Wilson TTEE                10.81%
Portfolio - Advisor           E. Francis Wilson TTEE
Class (Class OO)              The Wilson Family Trust
                              7612 March Avenue
                              West Hills, CA  91304-5232

                              Charles Schwab & Co.                  88.82%
                              Special Custody Account for the
                              Exclusive Benefit of Customers
                              101 Montgomery St.
                              San Francisco, CA 94104-4122

BEA Emerging Markets          Wachovia Bank North Carolina          26.22%
Equity Portfolio -            Trust for Carolina Power &
Institutional Class           Light Co.
(Class V)                     Supplemental Retirement Trust
                              301 N. Main Street
                              Winston-Salem, NC  27101-3819

                              Hall Family Foundation                38.21%
                              P.O. Box 419580
                              Kansas City, MO  64141-8400

                              Arkansas Public Employees             18.33%
                              Retirement System
                              124 W. Capitol Avenue
                              Little Rock, AR 72201-3704

BEA Emerging Markets          Charles Schwab & Co.                  22.65%
Equity Portfolio -            Special Custody Account for the
Advisor Class                 Exclusive Benefit of Customers
(Class NN)                    101 Montgomery Street
                              San Francisco, CA 94104-4175

PORTFOLIO                          NAME AND ADDRESS              PERCENT OWNED
---------                          ----------------              -------------

                              Donald W. Allgood                     72.66%
                              3106 Johannsen Dr.
                              Burlington, IA  52601-1541

BEA US Core Equity            Patterson & Co.                       43.71%
Portfolio -                   P.O. Box 7829
Institutional Class           Philadelphia, PA 19101-7829
(Class X)
                              Credit Suisse Private Banking         13.51%
                              Dividend Reinvest Plan
                              c/o Credit Suisse PVT BKG
                              12 E. 49th Street, 40th Fl.
                              New York, NY 10017-1028

                              Fleet National Bank Trust              5.86%
                              Hospital St. Raphael Malpractice
                              Attn: 1958875020
                              P.O. Box 92800
                              Rochester, NY  14692-8900

                              Werner & Pfleiderer Pension            6.98%
                              Plan Employees
                              663 E. Crescent Avenue
                              Ramsey, NJ  07446-1220

                              Washington Hebrew Congregation        11.22%
                              3935 Macomb St. NW
                              Washington, DC  20016-3799

BEA US Core Fixed             New England UFCW & Employers'         24.30%
Income Portfolio -            Pension Fund Board of Trustees
Institutional Class           161 Forbes Road, Suite 201
(Class Y)                     Braintree, MA  02184-2606

                              Patterson & Co.                        6.50%
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829

                              MAC & Co                               5.07%
                              Mutual Funds Operations
                              P.O. Box 3198
                              Pittsburgh, PA  15230-3198

PORTFOLIO                          NAME AND ADDRESS              PERCENT OWNED
---------                          ----------------              -------------

                              Fidelity Investments                   9.70%
                              Institutional
                              Operations Co. Inc. (FIIOC)
                              as Agent for Credit Suisse
                              First Boston Employee's
                              Savings PSP
                              100 Magellan Way #KWIC
                              Covington, KY  41015-1987

                              DCA Food Industries Inc.               8.95%
                              100 East Grand Avenue
                              Beloit, WI  53511-6255

                              State St. Bank & Trust TTE             6.57%
                              Fenway Holdings LLC Master Trust
                              P.O. Box 470
                              Boston, MA  02102-0470

                              The Valley Foundation                  6.47%
                              c/o Enterprise Trust
                              16450 Los Gatos Boulevard
                              Suite 210
                              Los Gatos, CA  95032-5594

BEA Strategic Global          Sunkist Master Trust                  32.35%
Fixed Income Portfolio        14130 Riverside Drive
(Class Z)                     Sherman Oaks, CA  91423-2313

                              Patterson & Co.                       23.13%
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829

                              Key Trust Co. of Ohio                 18.70%
                              FBO Eastern Enterp. Collective
                              Inv. Trust
                              P.O. Box 94870
                              Cleveland, OH 44101-4870

                              Hard & Co.                            17.34%
                              Trust for Abtco Inc.
                              Retirement Plan
                              c/o Associated Bank, N.A.
                              100 W. Wisconsin Ave.
                              Neenah, WI  54956-3012

BEA Municipal Bond            William A. Marquard                   39.48%
Fund Portfolio (Class         2199 Maysville Rd.
AA)                           Carlisle, KY  40311-9716

PORTFOLIO                          NAME AND ADDRESS              PERCENT OWNED
---------                          ----------------              -------------

                              Arnold Leon                           13.16%
                              c/o Fiduciary Trust Company
                              P.O. Box 3199
                              Church Street Station
                              New York, NY  10008-3199

                              Irwin Bard                             6.51%
                              1750 North East 183rd St.
                              North Miami Beach, FL
                              33179-4908

                              S. Finkelstein Family Fund             5.01%
                              1755 York Ave., Apt. 35 BC
                              New York, NY  10128-6827

BEA Global Tele-              E. M. Warburg Pincus & Co.            17.48%
communications                Inc.
Portfolio - Advisor           466 Lexington Ave.
Class (Class PP)              New York, NY  10017-3140

                              Bea Associates 401K                   11.82%
                              153 East 53rd Street
                              New York, NY  10022-4611

                              John B. Hurford                       47.62%
                              153 E. 53rd St., Flr. 57
                              New York, NY  10022-4611

n/i Numeric Investors         Charles Schwab & Co. Inc.              15.3%
Micro Cap Fund                Special Custody Account for the
(Class FF)                    Exclusive Benefit of Customers
                              Attn: Mutual Funds
                              101 Montgomery Street
                              San Francisco, CA  94104

                              Public Inst. for Social                 6.1%
                              Security
                              1001 19th Street N,
                              16th Floor
                              Arlington, VA  22209

                              Portland General Corp.                 13.7%
                              Invest Trust
                              DTD 01/29/90
                              Attn:  William J. Valach
                              121 SW Salmon Street
                              Portland, OR  97202

PORTFOLIO                          NAME AND ADDRESS              PERCENT OWNED
---------                          ----------------              -------------

                              State Street Bank and                   7.0%
                              Trust Company
                              FBO Yale Univ Ret Pln for
                              Staff Emp
                              State Street Bank & Trust Co.
                              Master TR Div
                              Attn:  Kevin Sutton
                              Solomon Williard Bldg. One
                              Enterprise Dr.
                              North Quincy, MA  02171

n/i Numeric Investors         Charles Schwab & Co. Inc.              18.6%
Growth Fund                   Special Custody Account for the
(Class GG)                    Exclusive Benefit of Customers
                              Attn:  Mutual Funds
                              101 Montgomery Street
                              San Francisco, CA  94104

                              U.S. Equity Investment                  6.5%
                              Portfolio LP
                              c/o Asset Management Advisors
                              Inc.
                              1001 N. US Hwy 1 STE 800
                              Jupiter, FL  33477

                              Portland General Corp.                  5.7%
                              VEBA Plan
                              DTD 12/19/90
                              Attn:  William Valach
                              121 SW Salmon Street
                              Portland, OR  97202

                              CitiBank FSB                           18.9%
                              Sargent & Lundy Retirement Trust
                              C/O CitiCorp
                              Attn:  D. Erwin Jr.
                              1410 N. West Shore Blvd.
                              Tampa, FL  33607

n/i Numeric Investors         Charles Schwab & Co. Inc.              22.9%
Growth and Value              Special Custody Account for the
Fund (Class HH)               Exclusive Benefit of Customers
                              Attn:  Mutual Funds
                              101 Montgomery Street
                              San Francisco, CA  94104

PORTFOLIO                          NAME AND ADDRESS              PERCENT OWNED
---------                          ----------------              -------------

                              Chase Manhattan Bank                    6.2%
                              Collins Group Trust I
                              840 Newport Center Dr.
                              Newport Beach, CA  92660

Boston Partners Large         Dr. Janice B. Yost                     26.2%
Cap Value Fund -              Trust Mary Black Foundation
Institutional Class           Inc.
(Class QQ)                    Bell Hill-945 E. Main St.
                              Spartanburg, SC  29302

                              Saxon and Co.                          12.4%
                              FBO UJF Equity Funds
                              P.O. Box 7780-1888
                              Philadelphia, PA  19182

                              Irving Fireman's Relief & Ret           8.1%
                              Fund
                              Lou Mayfield-Chairman
                              601 N. Beltline Ste. 20
                              Irving, TX  75061

                              John N. Brodson and                    10.0%
                              Paul A. Ebert
                              Trst Amer Coll of Surg Staf
                              Mem Ret Plan
                              55 E. Erie Street
                              Chicago, IL  60611

                              Wells Fargo Bank                       15.7%
                              Trst Stoel Rives
                              Tr 008125
                              P. O. Box 9800
                              Calabasas, CA  91308

                              Hawaiian Trust Company LTD              6.3%
                              Trst The Estate of James
                              Campbell
                              Pension Fund
                              P.O. Box 3170
                              Honolulu, HI  96802-3170

                              Shady Side Academy Endowment           11.0%
                              423 Fox Chapel Rd.
                              Pittsburgh, PA 15238

Boston Partners Large         Fleet National Bank TTEE                7.7%
Cap Value Fund -              Testa Hurwitz THIB
Investor Class                FBO Scott Birnbaum
(Class RR)                    P.O. Box 92800
                              Rochester, NY 14692

PORTFOLIO                          NAME AND ADDRESS              PERCENT OWNED
---------                          ----------------              -------------

                              National Financial Services            25.5%
                              Corp
                              For the Exclusive Benefit of
                              our Customers
                              Attn: Mutual Funds, 5th Floor
                              200 Liberty Street I World
                              Financial Center
                              New York, NY  10281

                              Joseph P. Scherer                      10.3%
                              Rollover IRA
                              26 Embassy Ct
                              Cherry Hill, NJ  08002

                              Linda C. Brodson                        7.3%
                              Trst Linda C. Brodson Trust
                              465 Lakeside Pl
                              Highland Park, IL  60035

                              John N. Brodson                         7.3%
                              Trust John N. Brodson Trust
                              U/A DTD 08/06/87
                              465 Lakeside Pl
                              Highland Park, IL  60035

                              Charles Schwab & Co. Inc.              12.0%
                              Special Custody Account
                              for Bene of Cust
                              Attn:  Mutual Funds
                              101 Montgomery Street
                              San Francisco, CA  94104

                              Mark R. Scott                           6.1%
                              and Maryann Scott
                              JTTEN WROS
                              2543 Longmount Dr.
                              Wexford, PA 15090

Boston Partners Mid           National Financial SVCS Corp.          27.2%
Cap Value Fund                For Exclusive Bene of our
Investor Class                Customers
(Class TT)                    Sal Vella
                              200 Liberty Street
                              New York, NY  10281

PORTFOLIO                          NAME AND ADDRESS              PERCENT OWNED
---------                          ----------------              -------------

                              Charles Schwab & Co. Inc.              32.0%
                              Special Custody Account for
                              Bene of Cust
                              Attn:  Mutual Funds
                              101 Montgomery St.
                              San Francisco, CA  94104

                              George B. Smithy, Jr.                  13.0%
                              38 Greenwood Road
                              Wellesley, MA  02181

                              John N. Brodson                         6.4%
                              Trst John N. Brodson Trust
                              U/A DTD 08/06/87
                              465 Lakeside Pl
                              Highland Park, IL  60035

                              Linda C. Brodson                        6.4%
                              Trst Linda C. Brodson Trust
                              465 Lakeside Pl
                              Highland Park, IL  60035

Boston Partners Mid           Wells Fargo Bank Cust                   5.4%
Cap Value Fund                FBO William W. Carter
Institutional Class           IRA FIP  007430
(Class UU)                    P.O. Box 1389
                              San Carlos, CA  94070-1389

                              USNB of Oregon                         77.2%
                              Cust Jean Vollum
                              Attn:  Mutual Funds
                              P.O. Box 3168
                              Portland, OR  97208



          As of the above date, directors and officers as a group owned less than one percent of the shares of the Company.

                                 FINANCIAL STATEMENTS

          The audited financial statements and notes thereto in the Funds' Annual Report to Shareholders for the fiscal year ended August 31, 1997 (the "1997 Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 1997 Annual Report are incorporated by reference herein. The financial statements included in the 1997 Annual Report have been audited by the Fund's independent accountants, Coopers & Lybrand L.L.P. The reports of Coopers & Lybrand L.L.P. are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the 1997 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

                                      APPENDIX A


COMMERCIAL PAPER RATINGS

          A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          "A-2" - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

          "A-3" - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

          "B" - Issues are regarded as having only a speculative capacity for timely payment.

          "C" - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

          "D" - Issues are in payment default. The "D" rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.


          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effects of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuers do not fall within any of the Prime rating categories.

          The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


          Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

          "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

          "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" ratings.

          "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

          "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

          "D" - Securities are in actual or imminent payment default.

          "LOC" - The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.


          Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

          "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

          "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

          IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

          "A1" - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of "A1+" is assigned.

          "A2" - Obligations are supported by a satisfactory capacity for timely repayment although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

          "A3" - Obligations are supported by an adequate capacity for timely repayment such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

          "B" - Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

          "C" - Obligations for which there is a high risk of default or which are currently in default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - This designation represents the highest rating assigned by Standard & Poor's . The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

          "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

          "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest . While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

          "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

          "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

          "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

          "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

          "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.


          Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

          The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

          The following summarizes the ratings used by Fitch for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

          "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          "BB" - Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

          "B" - Bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

          "CCC" - Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

          "CC" - Bonds are minimally protected. Default in payments of interest and/or principal seems probable over time.

          "C" - Bonds are in imminent default in payment of interest or principal.

          "DDD," "DD" and "D" - Bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

          To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

          IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

          "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

          "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

          "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

          "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

          "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

          IBCA may append a rating of plus (+) or minus (-) to a rating below "AAA" to denote relative status within major rating categories.


          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

          "SG" - This designation denotes speculative quality and lack of margins of protection.


          Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                      APPENDIX B


          As stated in the Prospectus, the Funds may enter into certain futures transactions. Such transactions are described in this Appendix.


I.  INTEREST RATE FUTURES CONTRACTS

          Use of Interest Rate Futures Contracts.  Bond prices are established
in both the cash market and the futures market.   In the cash market, bonds are
purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

          A Fund could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

          Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

          Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

          Interest rate futures contracts are traded in an auction environment on the floors of several exchanges --principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

          A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

          With regard to each Fund, the Adviser also anticipates engaging in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

II.  INDEX FUTURES CONTRACTS

          General. A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market indexes, such as Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the

Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. With regard to each Fund, to the extent consistent with its investment objective, the Adviser anticipates engaging in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

          A Fund might sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund might do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund might purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

          In addition, a Fund might utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

III. FUTURES CONTRACTS ON FOREIGN CURRENCIES

          A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency, for an amount fixed in U.S. dollars (or another currency). Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between different currencies arising from multinational transactions.

IV.  Margin Payments

          Unlike purchase or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a custodian an amount of liquid assets known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

          There are several risks in connection with the use of futures by a Fund. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of any instruments which are the subject of a hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge.
To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

          When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and any instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

          Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

          Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.
The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

          Successful use of futures by a Fund is also subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

          The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

VI.  OPTIONS ON FUTURES CONTRACTS

          A Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

          Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying securities or currencies, an option may or may not be less risky than ownership of the futures contract or such securities or currencies. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII.  OTHER MATTERS

          Accounting for futures contracts will be in accordance with generally accepted accounting principles.

          The Funds intend to comply with the regulations of the Commodity Futures Trading Commission exempting the Funds from registration as a "commodity pool operator."

                                           B E A
       [graphic]
                                    INVESTOR FUNDS


               INTERNATIONAL EQUITY FUND

              EMERGING MARKETS EQUITY FUND

             GLOBAL TELECOMMUNICATIONS FUND

                   HIGH YIELD FUND


               PROSPECTUS - DECEMBER 8, 1997

                               TABLE OF CONTENTS

                                                                                                          PAGE
                                                                                                        ---------
Annual Fund Operating Expenses........................................................................          2
Financial Highlights..................................................................................          3
The Company...........................................................................................          3
Investment Objectives and Policies....................................................................          3
Investment Limitations................................................................................          8
Risk Factors..........................................................................................          9
Management............................................................................................         11
Expenses..............................................................................................         14
How to Purchase Shares................................................................................         14
How to Redeem and Exchange Shares.....................................................................         17
Net Asset Value.......................................................................................         18
Dividends and Distributions...........................................................................         19
Taxes.................................................................................................         19
Multi-Class Structure.................................................................................         21
Description of Shares.................................................................................         21
Other Information.....................................................................................         22
Performance Information...............................................................................         22

                               BEA INVESTOR FUNDS
THE BEA INVESTOR FUNDS CONSIST OF FOUR CLASSES OF COMMON STOCK OF THE RBB FUND, INC. (THE "COMPANY"), AN OPEN-END MANAGEMENT INVESTMENT COMPANY. SHARES (COLLECTIVELY, THE "INVESTOR SHARES" OR "SHARES") OF SUCH CLASSES (THE "INVESTOR CLASSES" OR "CLASSES") ARE OFFERED BY THIS PROSPECTUS AND REPRESENT INTERESTS IN ONE OF THE FOUR INVESTMENT PORTFOLIOS OF THE COMPANY DESCRIBED IN THIS PROSPECTUS (COLLECTIVELY, THE "FUNDS"). THE INVESTMENT OBJECTIVE OF EACH FUND DESCRIBED IN THIS PROSPECTUS IS AS FOLLOWS:

        BEA INTERNATIONAL EQUITY FUND -- seeks to provide long-term appreciation of capital. The Fund will invest primarily in equity securities of non-U.S. issuers.

        BEA EMERGING MARKETS EQUITY FUND -- seeks to provide long-term appreciation of capital. The Fund will invest primarily in equity securities in emerging country markets.

        BEA GLOBAL TELECOMMUNICATIONS FUND -- seeks to provide long-term appreciation of capital. The Fund will invest primarily in equity securities of telecommunications companies, both foreign and domestic.

        BEA HIGH YIELD FUND -- seeks to provide a high total return. The Fund will invest primarily in high yield fixed income securities issued by corporations, governments and agencies, both domestic and foreign.

    There can be, of course, no assurance that a Fund's investment objective will be achieved. Investments in the Funds involve certain risks. See "Risk Factors."

    THE BEA HIGH YIELD FUND MAY INVEST ITS ASSETS WITHOUT LIMITATION IN SECURITIES WHICH ARE BELOW INVESTMENT-GRADE QUALITY SECURITIES. INVESTMENTS OF THIS TYPE ARE SUBJECT TO GREATER RISKS, INCLUDING THE RISK OF LOSS OF PRINCIPAL AND INTEREST, THAN THOSE INVOLVED WITH INVESTMENT-GRADE SECURITIES. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS FUND. SEE "RISK FACTORS."

    THE INVESTOR SHARES OF THE PORTFOLIOS ARE SOLD UNDER THE NAME "BEA INVESTOR FUNDS." THE INVESTOR SHARES MAY NOT BE PURCHASED BY INDIVIDUALS DIRECTLY FROM THE COMPANY'S DISTRIBUTOR, BUT BROKER-DEALERS, FINANCIAL INSTITUTIONS, DEPOSITORY INSTITUTIONS, RETIREMENT PLANS AND OTHER FINANCIAL INTERMEDIARIES ("INSTITUTIONS") MAY PURCHASE INVESTOR SHARES FOR INDIVIDUALS. THE INVESTOR SHARES IMPOSE A 12B-1 FEE OF UP TO .50% PER ANNUM, WHICH IS THE ECONOMIC EQUIVALENT OF A SALES CHARGE.

    BEA Associates ("BEA" or the "Adviser"), a U.S. investment advisory firm, will act as the investment adviser to each Fund. BEA maintains a global investment strategy and, as of September 30, 1997, served as adviser for approximately $34.6 billion of assets.

    The minimum initial investment in a Fund is $2,500 and the minimum subsequent investment is $250. The minimum initial investment for Individual Retirement Accounts, Automatic Investment Plans and Uniform Gifts to Minors is $1,000 and the minimum subsequent investments in each of these plans is $100.

    This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information, dated December 8, 1997, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in this Prospectus. It may be obtained free of charge by calling (800) 401-2230. The Prospectus and Statement of Additional Information are also available for reference, along with related materials, on the SEC website (http//www.sec.gov).

    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS                                                      DECEMBER 8, 1997

                         ANNUAL FUND OPERATING EXPENSES
                (as a percentage of average daily net assets)(1)

                                                      BEA
                                                    EMERGING   BEA GLOBAL
                                         BEA        MARKETS    TELECOMMUNI-
                                    INTERNATIONAL    EQUITY      CATIONS      BEA HIGH
                                     EQUITY FUND      FUND        FUND       YIELD FUND
                                    -------------   --------   -----------   ----------
Management Fees (after
 waivers)(1)......................       .80%         1.00%       1.00%         .45%(1)
12b-1 Fees........................       .50%          .50%        .50%         .50%
Other Expenses (after
 waivers)(2)......................       .39%          .49%        .40%         .25%
                                         ---           ---         ---          ---
Total Fund Operating Expenses
 (after waivers)(2)...............      1.69%         1.99%       1.90%        1.20%
                                         ---           ---         ---          ---
                                         ---           ---         ---          ---

------------------------------
(1) Before expense waivers, Management Fees would be .70%.

(2) Based upon estimated amounts for the current fiscal year after expense waivers. Before expense waivers, Other Expenses would be .42%, .62% and .41% for the BEA International Equity, the BEA Emerging Markets Equity, and the BEA High Yield Funds, respectively, and total Fund Operating Expenses would be 1.72%, 2.12% and 1.61%, respectively.

--------------------------------------------------------------------------------

EXAMPLE

An investor would pay the following expenses on a $1,000 investment in each of the Funds, assuming (1) a 5% annual return, and (2) redemption at the end of each time period.

                                                                                                                   THREE
                                                                                                    ONE YEAR       YEARS
                                                                                                   -----------  -----------
BEA International Equity Fund....................................................................   $      17    $      53
                                                                                                          ---          ---
BEA Emerging Markets Equity Fund.................................................................   $      20    $      62
                                                                                                          ---          ---
BEA Global Telecommunications Fund...............................................................   $      19    $      60
                                                                                                          ---          ---
BEA High Yield Fund..............................................................................   $      12    $      38
                                                                                                          ---          ---

The Example in this fee table assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Fund Operating Expenses" remain the same in the years shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term shareholders of the Funds may pay more than the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

This fee table is designed to assist an investor in understanding the various costs and expenses that an investor in each of the Funds will bear directly or indirectly. (For more complete descriptions of various costs and expenses see "Management" below.) The expense figures in the fee table are based on fees and costs expected to be incurred by the Investor Classes of the Funds during the current fiscal period. The fee table reflects voluntary waivers of Management and Administration Fees. The Adviser and Administrator are under no obligation with respect to such fee waivers, however, and there can be no assurance that any future waivers of Management and Administration Fees (if any) will not vary from the figures reflected in this fee table. To the extent any service providers assume additional expenses of any Fund, such assumptions of additional expenses will have the effect of lowering a Fund's overall expense ratio and increasing its return to investors.

----------------------------------------------

FINANCIAL HIGHLIGHTS

No financial highlights are presented for the Investor Class since, as of the date of this Prospectus, the Class had no operating history.
----------------------------------------------
THE COMPANY

The Company is an open-end management investment company that currently operates or proposes to operate twenty-two separate investment portfolios. Each of the BEA Investor Funds represents an interest in a separate portfolio. Each Fund is non-diversified. The Company was incorporated in Maryland on February 29, 1988.

The Funds are designed primarily for individual investors and are available through financial intermediaries including broker-dealers, investment advisers, financial planners, banks, and insurance companies. Investment professionals such as those listed above may purchase Shares for discretionary or non-discretionary accounts maintained by individuals.
----------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES

The investment objective of each Fund may not be changed without the affirmative vote of a majority of the Fund's outstanding shares (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). As with other mutual funds, there can be no assurance that any Fund will achieve its investment objective. Because of their different investment emphases, each Fund should be considered as a vehicle for diversification within a larger investment portfolio and not as a balanced investment program by itself. The Statement of Additional Information contains a more detailed description of the various investments and investment techniques used by the Funds.

BEA INTERNATIONAL EQUITY FUND

The BEA International Equity Fund's investment objective is to seek long-term appreciation of capital by investing primarily in equity securities of non-U.S. issuers. The Fund defines equity securities of non-U.S. issuers as securities of issuers whose principal activities are outside the United States. The Fund expects that its investments will be concentrated in Argentina, Australia, Austria, Brazil, Canada, Chile, Colombia, Denmark, Finland, France, Germany, Greece, Hungary, Israel, Italy, Japan, Malaysia, Mexico, The Netherlands, New Zealand, Norway, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Thailand, the United Kingdom and Venezuela. The Fund may invest in securities of issuers in Emerging Markets, as defined below under "Investment Objectives and Policies -- BEA Emerging Markets Equity Fund," but does not expect to invest more than 40% of its total assets in securities of issuers in Emerging Markets. The Fund will invest in securities of issuers from at least three countries outside the United States.

Under normal market conditions, the Fund will invest a minimum of 80% of its total assets in equity securities of non-U.S. issuers. Such equity securities may include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depositary receipts of companies.

The Fund may invest up to 20% of its total assets in debt securities issued by U.S. or foreign governments or corporations, although it does not currently intend to invest more than 5% of its net assets in debt securities. The Fund has no limitation on the maturity or the credit quality of the debt securities in which it invests, which may include lower-rated debt securities. See "Risk Factors -- Lower-Rated Securities."

BEA EMERGING MARKETS EQUITY FUND

The BEA Emerging Markets Equity Fund's investment objective is to seek long-term appreciation of capital by investing primarily in equity securities of issuers in "Emerging Markets." As used in this Prospectus, an Emerging Market is any country which is generally considered to be an emerging or developing country by the World Bank and the International Finance Corporation, as well as countries that are classified by the United Nations as emerging or developing, at the time of the Fund's investment. The countries that will not be considered Emerging Markets include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Switzerland, the United Kingdom and the United States. Under normal market conditions, the Fund will invest a minimum of 80% of its total assets in equity securities of issuers in Emerging Markets. The Fund will not necessarily seek to diversify investments on a geographical basis or on the basis of the level of economic development of any particular country. The Fund will at all times, except during defensive periods, maintain investments in at least three Emerging Markets.

The Fund normally will not select portfolio securities on the basis of their dividend or interest income potential unless BEA believes the income will contribute to the securities' capital appreciation potential.

An equity security of an issuer in an Emerging Market is defined as common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depositary receipts of companies: (i) the principal securities trading market for which is in an Emerging Market; (ii) whose principal trading market is in any country, provided that, alone or on a consolidated basis, they derive 50% or more of their annual revenue from either goods produced, sales made or services performed in Emerging Markets; or (iii) that are organized under the laws of, and with a principal office in, an Emerging Market. Determinations as to eligibility will be made by BEA based on publicly available information and inquiries made to the companies.

To the extent that the Fund's assets are not invested as described above, the remainder of the assets may be invested in government or corporate debt securities of Emerging Market or developed countries, although the Fund does not presently intend to invest more than 5% of its net assets in debt securities. Debt securities may include lower quality, high yielding debt securities. See "Risk Factors -- Lower-Rated Securities."

BEA GLOBAL TELECOMMUNICATIONS FUND

The BEA Global Telecommunications Fund's investment objective is long-term capital appreciation by investing primarily in equity securities of telecommunications companies, both foreign and domestic. It is the policy of the Fund under normal market conditions to invest not less than 65% of its total assets in equity securities (including common and preferred stocks, convertible securities and warrants to acquire such equity securities) of telecommunications companies. The Fund will invest in convertible securities based on their underlying equity characteristics without regard to the credit rating of such securities. Such convertible securities may include lower-quality high yielding securities commonly known as "junk bonds." See "Risk Factors -- Lower-Rated Securities." As a Fund investing in global markets, at least 65% of the Fund's investments will be made in at least three different countries.

The Fund considers telecommunications companies to be those which are engaged primarily in designing, developing, operating, financing, manufacturing or providing the following activities, products and services: communications equipment and services (including equipment and services for both data and voice transmission); electronic components and equipment; broadcast (including television and radio, satellite, microwave and cable television); computer equipment, mobile communications and cellular radio and paging; electronic mail; local and wide area networking and linkage of word and data processing systems; publishing and information systems; video and telex; and emerging technologies combining telephone, television and/or computer systems (collectively, "telecommunications activities"). A "telecommunications company" is an entity in which (i) at least 50% of either its revenue or earnings was derived from telecommunications activities, or (ii) at least 50% of its assets was devoted to telecommunications activities based on the company's most recent fiscal year. The remainder of the assets of the BEA Global Telecommunications Fund may be invested in non-equity securities issued by companies that are not primarily engaged in telecommunications activities.

Because the Fund will concentrate its investments in the telecommunications industry, its investments may be subject to greater risk and market fluctuation than a fund that has securities representing a broader range of investment alternatives.

Telecommunications industries may be subject to greater governmental regulation than many other industries and changes in governmental policies and the need for regulatory approvals may have a material effect on the products and services of this industry. Telephone operating companies in the United States, for example, are subject to both federal and state regulation affecting permitted rates of return and the kinds of services that may be offered. Certain types of companies represented in the Fund are engaged in fierce competition for market share. In recent years, these have been companies providing goods and services such as private and local area networks and telephone set equipment.

BEA HIGH YIELD FUND

The BEA High Yield Fund seeks to provide high total return by investing primarily in high yield fixed-income securities issued by corporations, governments and agencies, both U.S. and foreign. Under normal market conditions, the Fund will invest a minimum of 65% of its total assets in such high yield fixed income securities, with the remainder invested in fixed income securities which may have equity characteristics, such as convertible bonds. The Fund is not limited in the extent to which it can invest in securities rated below investment-grade by recognized rating agencies or in comparable unrated securities. See "Risk Factors -- Lower-Rated Securities." The portion of the Fund's assets invested in various countries will vary from time to time depending on BEA's assessment of market opportunities.

The value of the securities held by the Fund, and thus the net asset value of the shares of the Fund, generally will vary inversely in relation to changes in prevailing interest rates. Also, the value of such securities may be affected by changes in real or perceived creditworthiness of the issuers. The Fund may purchase debt securities of any maturity, and the average maturity of the Fund's assets will vary based upon BEA's assessment of economic and market conditions.

COMMON INVESTMENT POLICIES

This section describes certain investment policies that are common to each Fund. These policies are described in more detail in the Statement of Additional Information.

    TEMPORARY INVESTMENTS. For defensive purposes or during temporary periods in which BEA believes changes in economic, financial or political conditions make it advisable, each Fund may reduce its holdings in equity and other securities and invest up to 100% of its assets in cash or certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) interest-bearing instruments or deposits of United States and foreign issuers. Such investments may include, but are not limited to, commercial paper, certificates of deposit, variable or floating rate notes, bankers' acceptances, time deposits, government securities and money market deposit accounts. See Statement of Additional Information, "Common Investment Policies -- Temporary Investments." To the extent permitted by their investment objectives and policies, the Funds may hold cash or cash equivalents pending investment.

    BORROWING. A Fund may borrow up to 33 1/3 percent of its total assets without obtaining shareholder approval. The Adviser intends to borrow, or to engage in reverse repurchase agreements or dollar roll transactions, only for temporary or emergency purposes. See Statement of Additional Information, "Common Investment Policies -- All Funds -- Reverse Repurchase Agreements" and " -- Borrowing."

    LENDING OF PORTFOLIO SECURITIES. A Fund may also lend its portfolio securities to financial institutions against collateral consisting of cash, U.S. Government securities or irrevocable bank letters of credit, which are equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Fund's investment adviser to be of good standing and only when, in the adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Portfolio's securities will be fully collateralized and marked to market daily. A Portfolio may not make loans in excess of 30% of the value of its total assets.

    RULE 144A SECURITIES. Rule 144A securities are securities which are restricted as to resale to the general public, but which may be resold to qualified institutional buyers. Each Fund may invest in Rule 144A securities that BEA has determined are liquid pursuant to guidelines established by the Company's Board of Directors.

    INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

    PORTFOLIO TURNOVER. BEA will effect portfolio transactions in each Fund without regard to holding periods if, in its judgment, such transactions are advisable in light of general market, economic or financial conditions. The BEA International Equity, the BEA Emerging Markets Equity, the BEA Global Telecommunications and the BEA High Yield Funds anticipate that their annual portfolio turnover rate should not exceed 100% under normal conditions. However, it is impossible to predict portfolio turnover rates. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates (100% or more) will generally result in higher transaction costs to a Fund and may result in the realization of short-term capital gains that are taxable to shareholders as ordinary income. The amount of portfolio activity will not be a limiting factor when making portfolio decisions. See the Statement of Additional Information, "Portfolio Transactions" and "Taxes."

    FOREIGN CURRENCY TRANSACTIONS. BEA may seek to hedge against a decline in value of a Fund's non-dollar denominated portfolio securities resulting from currency devaluations or fluctuations. Unless the BEA Funds engage in currency hedging transactions, they will be subject to the risk of changes in relation to the U.S. dollar of the value of the foreign currencies in which their assets are denominated. These Funds may also seek to protect, during the period prior to its remittance, the value of the amount of interest, dividends and net realized capital gains received or to be received in a local currency that it intends to remit out of a foreign country by investing in high-quality short-term U.S. dollar-denominated debt securities of such country and/or participating in the forward currency market for the purchase of U.S. dollars in the country. There can be no guarantee that suitable U.S. dollar-denominated investments will be available at the time BEA wishes to use them to hedge amounts to be remitted.

The Funds may also enter into contracts to purchase and sell forward foreign currency exchange contracts to seek to enhance total return. To the extent that such contracts are entered into for this purpose, they are considered speculative. If a Fund enters into such a contract for any purpose, the Fund will be required to place cash or liquid assets in a segregated account with the Company's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the contract. The Funds will not invest more than 10% of their respective total assets in such contracts for the purpose of enhancing total return. There is no limit on the amount of assets that the Funds may invest in such transactions for hedging purposes.

A Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of BEA, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. See "Risk Factors" for a discussion of the risks of foreign forward currency exchange contracts.

    MORTGAGE-RELATED PASS-THROUGHS AND DERIVATIVES. The Funds may invest in mortgage-related securities. Purchasable mortgage-related securities are represented by pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal

Home Loan Mortgage Corporation, as well as by private issuers such as commercial investment banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates mortgages underlying securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by an unscheduled prepayment on underlying mortgages and, therefore, it is not possible to predict accurately the security's return to these Funds.

Mortgage-related securities acquired by these Funds may include collateralized mortgage obligations ("CMOs") issued by FNMA, FHLMC or other U.S. Government agencies or instrumentalities, as well as by private issuers. These securities may be considered mortgage derivatives. CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities.

    ASSET-BACKED SECURITIES. The Funds may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans.

Asset-backed securities may involve certain risks arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). For example, credit card receivables are generally unsecured and may require the repossession of personal property upon the default of the debtor which may be difficult or impracticable in some cases. Asset-backed securities are considered an industry for industry concentration purposes, and the Funds will therefore not purchase any asset-backed securities which would cause 25% or more of a Fund's total assets at the time of purchase to be invested in asset-backed securities.

    CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. The Funds will invest in convertible securities without regard to their credit ratings. See "Risk Factors -- Lower Rated Securities" below.

The Statement of Additional Information contains additional investment policies and strategies of the Funds.
----------------------------------------------

INVESTMENT LIMITATIONS

Each Fund is subject to the following fundamental investment limitations, which may not be changed with respect to a Fund without shareholder approval. A complete list of the Funds' fundamental investment limitations is set forth in the Statement of Additional Information under "Investment Limitations."

Each Fund may not:

            Borrow money or issue senior securities, except that each Fund may borrow from institutions and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. Each Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets outstanding. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation.

Any investment policy or limitation which involves a maximum or minimum percentage of securities or assets shall not be considered to be violated unless an excess over a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by a Fund.
----------------------------------------------

RISK FACTORS

    FOREIGN SECURITIES. Investing in the securities of non-U.S. issuers involves opportunities and risks that are different from investing in the securities of U.S. issuers. The risks associated with investing in securities of non-U.S. issuers are generally heightened for investments in securities of issuers in Emerging Markets.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Funds may hold from time to time various foreign currencies pending their investment in foreign securities or their conversion into U.S. dollars, the value of the Funds' assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in exchange rates. In addition, investors should realize that the value of the Funds' investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations in those foreign nations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from that of the United States, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. The Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. Expenses relating to foreign investments are higher than those relating to domestic securities. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

    FOREIGN CURRENCY TRANSACTIONS. The market in forward foreign currency exchange contracts offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by BEA.

    LOWER-RATED SECURITIES. The widespread expansion of government, consumer and corporate debt within the economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. Because lower-rated debt securities involve issuers with weaker credit fundamentals (such as debt-to-equity ratios, interest charge coverage, earnings history and the like), an economic downturn, or increases in interest rates, could severely disrupt the market for lower-rated debt securities and adversely affect the value of outstanding debt securities and the ability of the issuers to repay principal and interest.

Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. The markets for and prices of lower-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a debt security owned by a Fund defaulted, the Fund could incur additional expenses in seeking recovery with no guaranty of recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and a Fund's net asset value. Lower-rated debt securities also present risks based on payment expectations. For example, lower-rated debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a lower-rated debt security's value will decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences unexpected net redemptions, this may force it to sell its lower-rated debt securities, without regard to their investment merits, thereby decreasing the asset base upon which a Fund's expenses can be spread and possibly reducing a Fund's rate of return.

In addition, to the extent that there is no established retail secondary market, there may be thin trading of lower-rated debt securities, and this may have an impact on BEA's ability both to value accurately lower-rated debt securities and the Fund's assets, as judgment plays a greater role when reliable objective data are unavailable, and to dispose of the debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated debt securities, especially in a thinly traded market.

    FIXED INCOME SECURITIES. The value of the securities held by a Fund, and thus the net asset value of the shares of a Fund, generally will vary inversely in relation to changes in prevailing interest rates. Thus, if interest rates have increased from the time a debt or other fixed income security was purchased, such security, if sold, might be sold at a price less than its cost. Conversely, if interest rates have declined from the time such a security was purchased, such security, if sold, might be sold at a price greater than its cost. Also, the value of such securities may be affected by changes in real or perceived creditworthiness of the issuers. Thus, if creditworthiness is enhanced, the price may rise. Conversely, if creditworthiness declines, the price may decline. A Fund is not restricted to any maximum or minimum time to maturity in purchasing portfolio securities, and the average maturity of the Fund's assets will vary based upon BEA's assessment of economic and market conditions.

    GENERAL. Investment methods described in this Prospectus are among those which the Funds have the power to utilize. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.
----------------------------------------------

MANAGEMENT

BOARD OF DIRECTORS

The business and affairs of the Company and each Fund are managed under the direction of the Company's Board of Directors.

INVESTMENT ADVISER

BEA serves as the Investment Adviser for each of the Funds pursuant to investment advisory agreements (the "Advisory Agreements"). BEA is a general partnership organized under the laws of the State of New York in December 1990 and, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years. BEA is a wholly-owned subsidiary of Credit Suisse, the second largest Swiss bank, which in turn is a subsidiary of CS Holding, a Swiss corporation. Active employees of BEA have a long-term equity incentive plan. BEA is a registered investment adviser under the Investment Advisers Act of 1940, as amended. BEA's principal offices are located at One Citicorp Center, 153 East 53rd Street, New York, New York 10022.

BEA is a diversified investment adviser, managing global equity, fixed income and derivative securities accounts for corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. As of September 30, 1997, BEA managed approximately $34.6 billion in assets. BEA currently acts as investment adviser for eleven other investment companies registered under the 1940 Act, and as sub-adviser to certain portfolios of twelve other registered investment companies.

BEA will select investments for each of the Funds and will place purchase and sale orders on behalf of each of the Funds. The Funds may use affiliates of Credit Suisse in connection with the purchase or sale of securities in accordance with the rules or exemptive orders adopted by the Securities and Exchange Commission (the "SEC") when BEA believes that the charge for the transaction does not exceed usual and customary levels.

The day-to-day portfolio management of the BEA International Equity, and the BEA Emerging Markets Equity Funds is the responsibility of the BEA International Equity Management Team. The Team consists of the following investment professionals: William P. Sterling (Executive Director), Richard Watt (Managing Director), Stephen M. Swift (Managing Director), and Steven D. Bleiberg (Senior Vice President). Mr. Sterling joined BEA in 1995, prior to which time he was the head of International Economics at Merrill Lynch & Company. Mr. Watt joined BEA in 1995, prior to which time he was the head of emerging markets investments and research at Gartmore Investment Limited in London. Prior to 1992, he was a director of Kleinwort Benson International Investment in London and was a portfolio manager with Lorithan Regional Council, a public pension plan sponsor in Scotland. Mr. Swift joined BEA in 1995, prior to which time he spent three years at Credit Suisse Asset Management in London, where he was the head of Global Equities and portfolio manager for the CS Tiger Fund. For the previous 15 years, he was with Wardley Investment Services, a Hong Kong-based subsidiary of the Hong Kong and Shanghai Bank. Mr. Bleiberg has been engaged as an investment professional with BEA for more than five years.

The day-to-day portfolio management of the BEA Global Telecommunications Fund is the responsibility of the BEA Global Telecommunications Management Team. The Team consists of the following investment professionals: Richard Watt (Managing Director), William P. Sterling (Executive Director), Todd M. Rice (Senior Vice President) and Stephen Waite (Vice President). Mr. Rice has been engaged as an investment professional with BEA for more than five years. Mr. Waite joined BEA in 1995, prior to which he was Vice President and Senior European Economist for Merrill Lynch & Company in London.

The day-to-day portfolio management of the BEA High Yield Fund is the responsibility of the BEA High Yield Management Team. The Team consists of the following investment professionals: Richard Lindquist (Managing Director), Misia Dudley (Senior Vice President), Marianne Rossi (Senior Vice President), and John Tobin (Senior Vice President). Mr. Lindquist, Ms. Dudley, Ms. Rossi and Mr. Tobin joined BEA in 1995 as a result of BEA's acquisition of CS First Boston Investment Management. Prior to joining CS First Boston, Mr. Lindquist and Ms. Rossi were with Prudential Insurance Company of America. Prior to joining CS First Boston, Ms. Dudley was with Stockbridge Partners, and prior to that had spent five years with E.F. Hutton. Prior to joining CS First Boston, Mr. Tobin managed portfolios for Integrated Resources and prior to that was Vice President and industry analyst with Bankers Trust Company.

For the advisory services provided and expenses assumed by it, BEA is entitled to receive a fee from the BEA International Equity Fund, the BEA Emerging Markets Equity Fund, the BEA Global Telecommunications Equity Fund and the BEA High Yield Fund computed at an annual rate of .80%, 1.00%, 1.00% and .70%, respectively of the average daily net assets, computed daily and payable quarterly. BEA may, at its discretion, from time to time agree to waive voluntarily all or any portion of its advisory fee for any Fund.

BEA may assume additional expenses of a Fund from time to time. In certain circumstances, BEA may assume such expenses on the condition that it is reimbursed by the Fund for such amounts prior to the end of a fiscal year. In such event, the reimbursement of such amounts will have the effect of increasing a Fund's expense ratio and of decreasing return to investors.

The Advisory Agreements provide that BEA shall not be liable for any error of judgment or mistake of law or for any loss suffered by the

Company in connection with the matters to which the Advisory Agreements relate and shall be indemnified for any losses and claims in connection with any claim relating thereto, except liability resulting from willful misfeasance, bad faith or gross negligence on BEA's part in the performance of its duties or from reckless disregard of its obligations and duties under the Advisory Agreements.

CO-ADMINISTRATORS

PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Bank Corp., serves as co-administrator for the Investor Class of the Funds. As co-administrator, PFPC will provide various services to the Investor Class of the Funds, including determining the net asset value of the Investor Class of each Fund, providing all accounting services for the Class and generally assisting in all aspects of the operations of the Investor Class of each Fund. As compensation for administrative services, the Funds pay PFPC a fee calculated at the annual rate of .125% of average daily net assets of the Investor Class of each Fund. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

The Company employs BEA as co-administrator. As co-administrator, BEA generally assists the Investor Class of each of the Funds in all aspects of their administration and shareholder servicing. As compensation, the Company pays to BEA a fee calculated at an annual rate of .05% of average daily net assets of the Investor Class of each Fund, for assets up to $125 million, and .10% thereafter.

DISTRIBUTOR

Counsellors Securities Inc. ("Counsellors Securities"), a wholly-owned subsidiary of Warburg Pincus Asset Management, Inc., serves as the Company's distributor. Counsellors Securities' principal business address is 466 Lexington Avenue, New York, New York 10017-3147. Counsellors Securities receives a fee at an annual rate equal to .50% of the Fund's average daily net assets for distribution services, pursuant to a distribution agreement between Counsellors Securities and the Company in accordance with a distribution plan (the "12b-1 Plan") adopted by the Company pursuant to Rule 12b-1 under the 1940 Act. Amounts paid to Counsellors Securities under the Company's 12b-1 Plan may be used by Counsellors Securities to cover expenses that are related to (i) the distribution of Investor Shares of the Funds, (ii) ongoing servicing and/or maintenance of the accounts of shareholders of the Fund, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Investor Shares of the Funds, all as set forth in the Company's 12b-1 Plan. Payments under the 12b-1 Plan are not tied exclusively to the expenses actually incurred. Counsellors Securities may delegate some or all of these functions to a Service Organization. See "How to Purchase Shares -- Purchases Through Intermediaries."

BEA, Counsellors Securities or an affiliate of either may, at its own expense, provide promotional incentives for qualified recipients who support the sale of Shares of a Fund, consisting of securities dealers who have sold Fund Shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients' employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Funds. BEA, Counsellors Securities or an affiliate of either may pay for travel, meals and lodging in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of the Fund's Shares.

TRANSFER AGENT

State Street Bank and Trust Company ("State Street") acts as transfer agent for the Funds. It has delegated to Boston Financial Data Services, Inc. ("BFDS"), a 50% owned subsidiary, responsibility for most transfer agent servicing functions. State Street's principal address is 225 Franklin Street, Boston, MA 02110 and BFDS's principal address is 2 Heritage Drive, North Quincy, MA 02171, telephone number (800) 401-2230.

CUSTODIAN

Brown Brothers Harriman & Co. serves as Custodian for all of the Funds. The 1940 Act and the rules and regulations adopted thereunder permit a Fund to maintain its securities and cash in the custody of certain eligible banks and securities depositories. In compliance with such rules and regulations, a Fund's portfolio of securities and cash, when invested in securities of foreign issuers, may be held by eligible foreign subcustodians appointed by the custodian.
----------------------------------------------

EXPENSES

The expenses of each Fund are deducted from its total income before dividends are paid. Any general expenses of the Company that are not readily identifiable as belonging to a particular investment portfolio of the Company will be allocated among all investment portfolios of the Company based upon the relative net assets of the investment portfolios. The Investor Class of the Funds pays its own administration fees, and may pay a different share than the other classes of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Investor Class or if it receives different services.
----------------------------------------------

HOW TO PURCHASE SHARES

Shares representing interests in the Funds are offered continuously for sale by the Distributor and may be purchased without imposition of a sales charge through the BEA Investor Funds. Shares of a Fund may be purchased either by mail, or with special advance instructions, by wire.

BY MAIL

If an investor desires to purchase Shares by mail, a check or money order made payable to the "BEA Investor Funds" (in U.S. currency) should be sent along with the completed account application to the "BEA Investor Funds" at the address set forth below. Checks payable to the investor and endorsed to the order of the "BEA Investor Funds" will not be accepted as payment and will be returned to sender. If payment is received by check in proper form on or before the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") (generally, 4:00 p.m. Eastern Time) on a day that a Fund calculates its net asset value (a "Business Day") the purchase will be made at the Fund's net asset value calculated at the end of that day. If payment is received after the close of regular trading on the NYSE the purchase will be effected at the Fund's net asset value determined for the next Business Day after payment has been received. Checks or money orders that are not in proper form or that are not accompanied or preceded by a completed application will be returned to sender. Shares purchased by check are entitled to receive dividends and distributions beginning on the day after payment has been received. Checks should be made payable to the "BEA

Investor Funds" accompanied by a breakdown of amounts to be invested in each Fund. If a check used for purchase does not clear, the Funds will cancel the purchase and the investor may be liable for losses or fees incurred. For a description of the manner of calculating a Fund's net asset value, see "Net Asset Value" below.

SEND TO: BEA INVESTOR FUNDS
P.O. Box 8500
Boston, MA 02266-8500

OVERNIGHT TO:
BFDS
ATTN: BEA INVESTOR FUNDS
2 Heritage Drive
North Quincy, MA 02171

BY WIRE

Investors may also purchase Shares by wiring funds from their banks. Telephone orders will not be accepted until a completed account application in proper form has been received and an account number has been established. After telephoning
(800) 401-2230 for instructions, an investor should then wire Federal Funds to the BEA Investor Funds c/o BFDS using the following wire address:

State Street Bank & Trust Company
ABA# 0110 000 28
ATTN: Mutual Fund/Custody Dept.
    [BEA Investor Fund Name]
    DDA# 9905-227-6
For Further Credit: [ACCOUNT NUMBER AND REGISTRATION]

If a telephone order is received by the close of regular trading on the NYSE, AND payment by wire is received on the same day in proper form (in accordance with instructions stated above), the Shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on that day. If payment by wire is received in proper form by the close of the NYSE without a prior telephone order, the Shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on that day. However, if a wire received in proper form is not preceded by a telephone order AND is received after the close of regular trading on the NYSE, the payment will be held uninvested until the order is effected at the close of business on the next Business Day. Payment for orders that are not accepted will be returned to the prospective investor after prompt inquiry. If a telephone order is placed and payment by wire is not received on the same day, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred.

Shares of a Fund are sold without a sales charge. The minimum initial investment in a Fund is $2,500 and the minimum subsequent investments must be $250, except that subsequent minimum investments can be as low as $100 under the Automatic Investment Plan, Uniform Gifts to Minors Act and through Individual Retirement Accounts described below. The Funds reserve the right to change the initial and subsequent minimum investment requirements at any time.

After an investor has made his initial investment, additional Shares may be purchased at any time by mail or by wire in the manner outlined above. Wire payments for initial and subsequent investments should clearly indicate the investor's account number and the name in which Shares are being purchased. Each Fund reserves the right to suspend the offering of Shares for a period of time or reject any specific purchase order. In the interest of economy and convenience, physical certificates representing Shares in a Fund are not normally issued.

PURCHASE THROUGH INTERMEDIARIES

The Funds understand that some broker-dealers (other than Counsellors Securities), financial institutions, securities dealers and other industry professionals ("Service Agents") impose certain conditions on their clients that invest in the Funds, which are in addition to or different from those described in this Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. Certain features of the Funds, such as the minimum initial or subsequent investments, redemption fees and certain trading restrictions may be modified, or waived by Service Agents and administrative charges or other direct fees may be imposed, which charges or fees would not be imposed if Fund Shares were purchased directly from the Funds. Therefore, a client or customer should contact the Service Agent acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of a Fund's shares and should read this Prospectus in light of the terms governing his accounts with Service Agents. Service Agents will be responsible for promptly transmitting client or customer purchase and redemption orders to the Funds in accordance with their agreements with clients or customers. Service Agents, or, if applicable, their designees that have entered into agreements with a Fund or its agent, may enter confirmed purchase orders on behalf of clients and customers with payment to follow no later than the Fund's pricing on the following Business Day. If payment is not received by such time the Service Agents could be held liable for resulting fees or losses.

A Fund will be deemed to have received a purchase or redemption order when a Service Agent, or, if applicable, its authorized designee, receives a purchase or redemption order in good order. Orders received by a Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Agent or its authorized designee.

For administration, subaccounting, transfer agency and/or other services, BEA, Counsellors Securities or an affiliate of either may pay Service Agent and certain recordkeeping organizations with whom they have entered into agreements a fee of up to .35% (the "Service Fee") of the average annual value of accounts with the Funds maintained by such Service Agent or recordkeepers. A portion of the Service Fee may be borne by the Funds as a transfer agency fee. The Service Fee payable to any one Service Agent or recordkeeper is determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Agent or recordkeeper.

Investors who purchase Shares through a program of services offered or administered by a securities dealer or financial institution should read the program materials in conjunction with this Prospectus. The Funds reserve the right to vary further the initial and subsequent minimum investment requirements at any time.

AUTOMATIC INVESTMENT PLAN

Additional investments in Shares may be made automatically on a periodic basis by authorizing the BEA Investor Funds to withdraw funds from your bank account through an Automatic Investment Plan. Investors desiring to participate in an Automatic Investment Plan should call the BEA Investor Funds, at (800) 401-2230 to obtain the appropriate forms, or complete the appropriate section of the Application included with this Prospectus. The minimum initial investment for an Automatic Investment Plan is $1,000, with minimum monthly payments of $100.

RETIREMENT PLANS AND UGMA/UTMA ACCOUNTS

Shares may be purchased in conjunction with Individual Retirement Accounts ("IRAs"), rollover IRAs, pension, profit-sharing or other employer benefit plans, and under the Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA"). The minimum initial investment in conjunction with such accounts is $1,000, and the minimum subsequent investment is $100. For further information as to applications and annual fees, please contact the BEA Investor Funds. To determine whether the benefits of an IRA and other plans and UGMA and UTMA accounts are available and/or appropriate, a shareholder should consult with a tax adviser.
----------------------------------------------

HOW TO REDEEM AND EXCHANGE SHARES

An investor of a Fund may redeem (sell) his Shares on any day that the Fund's net asset value is calculated (see "Net Asset Value" below).

REDEMPTION IN WRITING

Shareholders may redeem for cash some or all of their Fund Shares at any time. To do so, a written request in proper form must be sent directly to the BEA Investor Funds c/o BFDS, P.O. Box 8500, Boston, MA 02266-8500. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. The value of Shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

A request for redemption must be signed by all persons in whose names the Shares are registered or by an authorized party, such as the agent or investment adviser for the Shareholder. Signatures must conform exactly to the account registration. Generally, a properly signed written request is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is also required by the BEA Investor Funds in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

PAYMENT OF REDEMPTION PROCEEDS

Payment of the Redemption Price for Shares redeemed will be made by wire or check mailed within seven days after acceptance by the BEA Investor Funds c/o BFDS, of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the SEC. If the Shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay mailing a redemption check, which may be a period of up to 15 days from the date of purchase, pending a determination that the check has cleared.

INVOLUNTARY REDEMPTION

The Company reserves the right to redeem an account in any Fund of a shareholder at any time the net asset value of the account in such Fund falls below $500 as the result of a redemption request. Shareholders will be notified in writing that the value of their account in a Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

REDEMPTION IN-KIND

The Company reserves the right, at its discretion, to honor any request for redemption of a Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing a Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash after they have redeemed their Shares. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund. Redeeming shareholders will be required to bear certain administrative or custodial costs in effecting redemptions in-kind.

EXCHANGE PRIVILEGE

An institution may exchange Investor Shares of a Fund for Investor Shares of any other BEA Investor Fund at such Fund's respective net asset values. Exchanges will be effected in the manner described under "Redemption of Shares" above. If an exchange request is received by BEA Investor Funds prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined on the same Business Day. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

The exchange privilege is available to shareholders residing in any state in which the Investor Shares being acquired may legally be sold. When a shareholder effects an exchange of Shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the shareholder may realize a taxable gain or loss in connection with the exchange. For further information regarding the exchange privilege, the shareholder should contact the BEA Investor Funds at
(800) 401-2230.

If the exchanging shareholder does not currently own Shares of the Fund whose Shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and authorized dealer of record as the account from which Shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution. If any amount remains in the account from which the exchange is being made, such amount must not drop below the minimum account value required by the Fund.

TELEPHONE TRANSACTIONS

In order to request redemptions or exchanges by telephone, investors must have completed and returned to the BEA Investor Funds an account application containing a telephone election. Unless contrary instructions are elected, an investor will be entitled to make redemptions or exchanges by telephone by calling the BEA Investor Funds at (800) 401-2230. To add a telephone redemption or exchange feature to an existing account that previously did not provide for this option, a Telephone Redemption or Exchange Authorization Form may be obtained from the BEA Investor Funds. Neither the Company, the Funds, the Distributor, the Co-Administrators, the Transfer Agent nor any other Fund agent will be liable for following instructions communicated by telephone that they reasonably believe to be genuine. Such procedures may include, among others, providing written confirmation of telephone transactions, tape recording telephone instructions, requiring that redemption proceeds be sent only by check to the account owners of record at the address of record or by wire only to the owners of record at the bank account of record, and requiring specific personal information prior to acting upon telephone instructions.
----------------------------------------------

NET ASSET VALUE

The net asset values for each class of the Funds are determined as of the close of regular trading on the NYSE on each Business Day. The net asset values of each class of a Fund are calculated by adding the value of the proportionate interest of each class in a Fund's securities, cash and other assets, deducting the actual and accrued liabilities of the class and dividing the result by the total number of outstanding shares of the class.

Most securities held by a Fund are priced based on their market value as determined by reported sales prices, or the mean between bid and asked prices that are provided by securities dealers or pricing services. Fund securities which are primarily traded on foreign securities exchanges are normally valued at the preceding closing values of such securities on their respective exchanges. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith under the procedures established by the Board of Directors. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the Adviser under the supervision of the Board of Directors determines such method does not represent fair value.
----------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Company will distribute substantially all of the net realized capital gains, if any, of each of the Funds to each Fund's shareholders annually. The Company will distribute all net investment income, if any, for the BEA International Equity, the BEA Emerging Markets Equity and the BEA Global Telecommunications Funds annually. The Company will distribute net investment income for the BEA High Yield Fund, if any, at least quarterly. All distributions will be reinvested in the form of additional full and fractional shares of the relevant Fund unless contrary election is made on the application to have distributions paid in cash. If in the future a shareholder desires to have distributions paid out rather than reinvested, the shareholder should notify the BEA Investor Funds in writing.
----------------------------------------------

TAXES

GENERAL

The following discussion is only a brief summary of some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Funds should consult their tax advisers with specific reference to their own tax situation.

Each Fund will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). So long as a Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are treated as a return of capital or that are designated as exempt interest dividends) regardless of whether such distributions are paid in cash or reinvested in additional shares.

Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of a Fund, and out of the portion of such net capital gain that constitutes mid-term capital gain, if any, of a Fund will be taxed to shareholders as long-term capital gain or mid-term capital gain, as the case may be, regardless of the length of time a shareholder has held his shares or whether such gain was reflected in the price paid for the shares. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income. The current nominal maximum marginal rate on ordinary income for individuals, trusts and estates is generally 39.6%. However, the maximum rate imposed on mid-term and other long-term capital gain of such taxpayers is 28% and 20%, respectively. Corporate taxpayers are taxed at the same rates on both ordinary income and capital gains.

Transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character (i.e., ordinary or capital) of gains or losses realized by a Fund, accelerate the recognition of income by a Fund and defer a Fund's losses. Exchange control regulations may restrict repatriations of investment income and capital or of the proceeds of sales of securities by investors such as the Funds. In addition, certain investments (such as zero coupon securities and shares of so-called "passive foreign investment companies" or "PFICS") may cause a Fund to recognize income without the receipt of cash. Each of these circumstances, whether separately or in combination, may limit a Fund's ability to pay sufficient dividends and to make sufficient distributions to satisfy the Subchapter M and excise tax distributions requirements.

The Company will send written notices to shareholders annually regarding the tax status of distributions made by each Fund. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31, provided such dividends are paid during January of the following year. Each Fund intends to make sufficient actual or deemed distributions prior to the end of each calendar year to avoid liability for federal excise tax.

Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution. Those investors purchasing just prior to a distribution will nevertheless be taxed on the entire amount of the distribution received.

Shareholders who exchange Shares representing interests in one Fund for Shares representing interests in another Fund will generally recognize capital gain or loss for federal income tax purposes. Under certain provisions of the Code, some shareholders may be subject to a 31% "backup" withholding tax on reportable dividends, capital gains distributions and redemption payments. Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. federal income tax treatment.

FOREIGN INCOME TAXES

Investment income received by the Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund's assets to be invested in various countries is not known.

If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, such Fund will be eligible to elect to "pass through" to the Company's shareholders the amount of foreign income taxes paid by each Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required
(i) to include in gross income, even though not actually received, their respec-tive pro-rata shares of the foreign income taxes paid by a Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against U.S. federal income tax (but not both). In determining the source and character of distributions received from a Fund for the purpose of the foreign tax credit limitation rules of the Code, shareholders will be required to treat allocable portions of a Fund's distributions as foreign source income. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.
----------------------------------------------

MULTI-CLASS STRUCTURE

The Company offers other classes of shares, Institutional and Advisor Shares of the Funds, which are offered directly to institutional investors and financial intermediaries pursuant to separate prospectuses. Shares of a Fund represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. The Company quotes performance of the Institutional and Advisor Shares separately from Investor Shares. Because of different fees paid by the Investor Shares, the total return on such Shares can be expected, at any time, to be different than the total return on Institutional and Advisor Shares. Information concerning these other classes may be obtained by calling the BEA Investor Funds at (800) 401-2230.
----------------------------------------------

DESCRIPTION OF SHARES

The Company has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 13.93 billion shares are currently classified into 82 different classes of Common Stock (as described in the Statement of Additional Information).
THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE BEA INVESTOR CLASSES REPRESENTING INTERESTS IN THE BEA INTERNATIONAL EQUITY, THE BEA EMERGING MARKETS EQUITY, THE BEA GLOBAL TELECOMMUNICATIONS AND THE BEA HIGH YIELD FUNDS AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THESE FUNDS.

Each share that represents an interest in a Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Shares will be fully paid and non-assessable.

The Company currently does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each of the Funds will vote in the aggregate and not by class on all matters, except where otherwise required by law. Furthermore, shareholders of all investment portfolios of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular investment portfolio. (See the Statement of Additional Information under "Additional Information Concerning the Company's Shares" for examples of when the 1940 Act requires voting by investment portfolio or by class.) Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Company may elect all of the directors.

As of November 15, 1997, to the Company's knowledge, no person held of record or beneficially 25% or more of the outstanding shares of all classes of the Company.
----------------------------------------------

OTHER INFORMATION

REPORTS AND INQUIRIES

Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants. Shareholder inquiries can be made by contacting the BEA Investor Funds at (800) 401-2230 or by writing to the BEA Investor Funds, P.O. Box 8500, Boston, MA 02266-2500.

PERFORMANCE INFORMATION

From time to time, each of the Funds may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of a Fund. Such total return quotations will be computed by finding the compounded average annual total return for each time period that would equate the assumed initial investment of $1,000 to the ending redeemable value, net of any redemption and other fees, according to a required standardized calculation. The standard calculation is required by the SEC to provide consistency and comparability in investment company advertising. The Funds may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the standardized formula in order to compare more accurately a Fund's performance with other measures of investment return. For example, a Fund's total return or expense ratio may be compared with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Mutual Fund Forecaster, Morningstar, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index, Standard & Poor's MidCap 400 Index, Moody's Bond Survey Bond Index, Wil-shire 5000 Index, Lehman Brothers Bond Indexes, Morgan Stanley Composite Index EAFE, Morgan Stanley Composite Index-Free Emerging Markets, JP Morgan Global Government Bond Index (Unhedged), First Boston High Yield Index, Consumer Price Index, Bond Buyer's 20-Bond Index, Dow Jones Industrial Average, national publications such as MONEY, FORBES, BARRON'S, THE WALL STREET JOURNAL or the NEW YORK TIMES or publications of a local or regional nature, and other industry publications. For these purposes, the performance of a Fund, as well as the performance published by such services or experienced by such indices, will usually not reflect redemption fees, the inclusion of which would reduce performance results. If a Fund advertises non-standard computations, however, the Fund will disclose such fees, and will also disclose that the performance data do not reflect such fees and the inclusion of such fees would reduce the performance quoted.

From time to time, the BEA High Yield Fund may also advertise its "30-day yield." The yield refers to the income generated by an investment in the Fund over the 30-day period identified in the advertisement, and is computed by dividing the net investment income per share during the period by the maximum public offering price per share of the last day of the period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.

The yield on shares of the Fund will fluctuate and is not necessarily representative of future results. Shareholders should remember that yield is generally a function of portfolio quality and maturity, type of instrument, operating expenses and market conditions. Any fees charged by intermediaries directly to their customers in connection with investments in the Fund are not reflected in the yields on the Fund's shares, and such fees, if charged, will reduce the actual return received by shareholders on their investments.

HISTORICAL PERFORMANCE INFORMATION

    INSTITUTIONAL CLASS. The table below presents the prior total return history on an annualized basis for the Institutional Class of the BEA International Equity, the BEA Emerging Markets Equity and the BEA High Yield Funds for the periods indicated. The investment objectives, policies and strategies of the Funds underlying the Institutional and the Investor Classes are identical. The Institutional Class, which has a minimum investment of $3 million, has lower fees and expenses than the Investor Class, so that the performance of the Institutional Class will differ from that of the Investor Class. IN ADDITION, THE PAST PERFORMANCE OF THE INSTITUTIONAL CLASS OF THESE FUNDS IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF EACH FUND. Listed below the performance history for each Fund is a comparative index comprised of securities similar to those in which the Funds invest.

FOR THE PERIOD ENDED AUGUST 31, 1997

                                                     ONE    THREE   SINCE
FUND/INDEX (ANNUALIZED)                              YEAR   YEARS   INCEPTION*
--------------------------------------------------  ------  ------  ------
BEA International Equity..........................   15.9%     4.4%  10.4%
Morgan Stanley Capital International-Europe,
 Australia & Far East Index**.....................    9.4%     6.0%  11.6%
BEA Emerging Markets Equity.......................    8.3%    (5.4)%  7.8%
Morgan Stanley Capital International-Emerging
 Markets Free Index**.............................    4.6%    (3.2)% 12.1%
BEA High Yield....................................   15.2%    11.8%  11.2%
CS First Boston High Yield Index***...............   15.4%    12.9%  11.2%

------------------------
  * The BEA International Equity Fund commenced operations on October 1, 1992; the BEA Emerging Markets Equity Fund commenced operations on February 1, 1993; the BEA High Yield Fund commenced operations on March 31, 1993.

 ** These indices are composites of equity securities considered to be representative of equity performance in the specified countries. These indices are not actively managed, and cannot be invested in directly. Historical performance of these market indices does not guarantee future performance of the Fund.

*** The index is a composite of fixed income securities considered to be representative of fixed income performance in the specified market. The index is not actively managed, and cannot be invested in directly. Historical performance of the market index does not guarantee future performance of the Fund.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                    BEA INVESTOR FUNDS
                  QUICK REFERENCE GUIDE


BEA INVESTOR FUNDS
----------------------------------------
International Equity Fund
Emerging Markets Equity Fund
Global Telecommunications Fund
High Yield Fund

WORLD WIDE WEB
----------------------------------------
Please visit our website at: www.beafunds.com.

FUND AND ACCOUNT INFORMATION
----------------------------------------
Shareholders and all interested investors may direct their inquiries and requests for information to the Funds' information line at 1-800-401-2230.

AUTOMATIC REINVESTMENT PROGRAM
----------------------------------------
Dividend and capital gain distributions are automatically reinvested in shares of the same
Fund at the current net asset value.

EXCHANGE PRIVILEGES
----------------------------------------
Shareholders may sell fund shares and buy shares of other BEA Investor Funds by telephone or in writing. Please refer to the Prospectus section entitled
"Exchange Privilege."

STATEMENTS AND REPORTS
----------------------------------------
As a shareholder you will receive the following:
*  Confirmation Statements - after every transaction
   That affects your account balance or account registration
* Account Statements - quarterly
* Financial Reports - semi-annually

INVESTMENT ADVISER
----------------------------------------
BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

DISTRIBUTOR
----------------------------------------
Counsellors Securities Inc.
466 Lexington Avenue
New York, NY 10017-3147

CO-ADMINISTRATOR
----------------------------------------
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

CO-ADMINISTRATOR
----------------------------------------
BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

CUSTODIAN
----------------------------------------
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

TRANSFER AGENT
----------------------------------------
State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110

INDEPENDENT ACCOUNTANTS
----------------------------------------
Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, PA 19103

LEGAL COUNSEL
----------------------------------------
Drinker Biddle & Reath LLP
1345 Chestnut Street
Philadelphia, PA 19107-3496

                                  BEA INVESTOR FUNDS

                                 INTERNATIONAL EQUITY
                               EMERGING MARKETS EQUITY
                              GLOBAL TELECOMMUNICATIONS
                                      HIGH YIELD
                    (INVESTMENT PORTFOLIOS OF THE RBB FUND, INC.)


                         STATEMENT OF ADDITIONAL INFORMATION


         This Statement of Additional Information provides supplementary information pertaining to shares (the "Investor Shares" or the "Shares") representing interests in four investment portfolios (the "Funds") of The RBB Fund, Inc. (the "Company"): the BEA International Equity, the BEA Emerging Markets Equity, the BEA Global Telecommunications and the BEA High Yield (collectively, the "Funds"). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the BEA Investor Prospectus for the Funds, dated December 8, 1997 (the "Prospectus"). A copy of the Prospectus may be obtained from the Fund's transfer agent by calling toll-free (800) 401-2230. This Statement of Additional Information is dated December 8, 1997.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THE STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                       CONTENTS


Prospectus
                                                    Page      Page
                                                    ----      ----


General                                               3         4
Common Investment Policies -- All Funds               3         4
Supplemental Investment Objectives and Policies --
  BEA International Equity, BEA Emerging
  Markets Equity and BEA Global Telecommunications
  Funds                                               24        6
Supplemental Investment Objectives and Policies --
  BEA Global Telecommunications Fund                  24
Investment Limitations                                25        7
Risk Factors                                          27        8
Directors and Officers                                32        N/A
Investment Advisory and Servicing Arrangements        36        9
Portfolio Transactions                                42        N/A
Purchase and Redemption Information                   46        12
Valuation of Shares                                   46        15
Performance and Yield Information                     48        18
Taxes                                                 51        15
Additional Information Concerning Fund Shares         59        18
Miscellaneous                                         62        18
Financial Statements                                  73        N/A
Appendix A                                            A-1       N/A
Appendix B                                            B-1       N/A

                                       GENERAL


         The RBB Fund, Inc. (the "Company") is an open-end management investment company currently operating or proposing to operate twenty-two separate investment portfolios. The Company was organized as a Maryland corporation on February 29, 1988.


         Unless otherwise indicated, the following investment policies may be changed by the Board of Directors without an affirmative vote of shareholders. Capitalized terms used herein and not otherwise defined have the same meanings as are given to such terms in the Prospectus.


                       COMMON INVESTMENT POLICIES -- ALL FUNDS

         The following supplements the information contained in the Prospectus concerning the investment objectives and policies of, and techniques used by, the Funds.

         NON-DIVERSIFIED STATUS. Each Fund is classified as non-diversified within the meaning of the Investment Company Act of 1940 (the "1940 Act"), which means that each Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. Each Fund's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes." To qualify, each Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of each Fund's total assets will be invested in the securities of a single issuer, and
(ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of each Fund's total assets will be invested in the securities of a single issuer and each Fund will not own more than 10% of the outstanding voting securities of a single issuer. To the extent that each Fund assumes large positions in the securities of a small number of issuers, each Fund's return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

         TEMPORARY INVESTMENTS. The short-term and medium-term debt securities in which a Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

         REPURCHASE AGREEMENTS. Each Fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). Such Fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose a Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which a Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Fund's adviser. A Fund's adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Fund's adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Fund's adviser will mark-to-market daily the value of the securities. There are no percentage limits on a Fund's ability to enter into repurchase agreements. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser). Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to such Fund's agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and a Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Each Fund also may enter into "dollar rolls," in which it sells fixed income securities for delivery in the current month and simultaneously contracts, to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund would forgo principal and interest paid on such securities. A Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The Funds do not presently intend to invest more than 5% of net assets in reverse repurchase agreements or dollar rolls.

         WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. Each Fund may purchase securities on a when-issued basis or on a forward commitment basis, and it may purchase or sell securities for delayed delivery or on a forward commitment basis. These transactions occur when securities are purchased or sold by a Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to a Fund at the time of entering into the transaction. Although the Funds have not established a limit on the percentage of their assets that may be committed in connection with such transactions, they will maintain a segregated account with their custodian of cash or liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the amount of their commitment in connection with such purchase transactions. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of its commitment. Each
Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous. When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. Each Fund currently anticipates that when-issued securities will not exceed 25% of its net assets. Each Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objectives.

         STAND-BY COMMITMENT AGREEMENTS. Each Fund may from time to time enter into stand-by commitment agreements. Such agreements commit a Fund, for a stated period of time, to purchase a stated amount of a fixed income securities which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to a Fund. Each Fund will not enter into a stand-by commitment with a remaining term in excess of 45 days and it will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 10% of its assets taken at the time of acquisition of such commitment or security. Each Fund will at all times maintain a segregated account with its custodian of cash or liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price. A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

         There can be no assurance that the securities subject to a stand-by commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Because the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

         The purchase of a security subject to a stand-by commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the stand-by commitment. The Funds do not presently intend to invest more than 5% of net assets in stand-by commitment agreements.

         ILLIQUID SECURITIES. Each Fund does not presently intend to invest more than 15% of its net assets in illiquid securities (including repurchase agreements which have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Such securities may include, among other things, loan participations and assignments, options purchased in the over-the-counter markets, repurchase agreements maturing in more than seven days, structured notes and restricted securities other than Rule 144A securities that BEA has determined are liquid pursuant to guidelines established by the Company's Board of Directors. Because of the absence of any liquid trading market currently for these investments, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by a Fund. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. With respect to each Fund, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         If otherwise consistent with their investment objectives and policies, the Funds may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Adviser, under guidelines approved by the Board of Directors, that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

         The Adviser will monitor the liquidity of restricted securities in a Fund under the supervision of the Board of Directors. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Where there are no readily available market quotations, the security shall be valued at fair value as determined in good faith by the Board of Directors of the Company.

         SECURITIES OF UNSEASONED ISSUERS. Each Fund will not invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, if the aggregate investment in such securities would exceed 5% of such Fund's net assets. The term "unseasoned" refers to issuers which, together with their predecessors, have been in operation for less than three years.

         LENDING OF PORTFOLIO SECURITIES. To increase income on its investments, a Fund may lend its portfolio securities with an aggregate value of up to 30% of its total assets to broker/dealers and other institutional investors. Each Fund may lend its portfolio securities on a short or long term basis to broker-dealers or institutional investors that the Adviser deems qualified, but only when the borrower maintains, with a Fund's custodian, collateral either in cash or money market instruments, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Collateral for such loans may include cash, securities of the U.S. Government or its agencies or instrumentalities or an irrevocable letter of credit issued by a bank which is deemed creditworthy by the Adviser. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even the loss of rights in the collateral should the borrower of the securities fail financially. Default by or bankruptcy of a borrower would expose the Funds to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

         BORROWING. Each Fund may borrow up to 33 1/3 percent of its total assets. The Adviser intends to borrow only for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities, or to facilitate settlement transactions on portfolio securities. Additional investments will not be made when borrowings exceed 5% of a Fund's total assets. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

         U.S. GOVERNMENT SECURITIES. The U.S. Government securities in which a Fund may invest include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States and securities that are supported primarily or solely by the creditworthiness of the issuer (such as securities of the Federal Home Loan Banks, the Student Loan Marketing Association and the Tennessee Valley Authority).

         FOREIGN DEBT SECURITIES. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.


         The foreign government securities in which the Funds may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated, or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

         Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies.

         BRADY BONDS. Each Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to Latin American public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the over-the-counter secondary market for Latin American debt instruments.

         Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

         All Mexican Brady Bonds issued to date, except New Money Bonds, have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held



                                         -10
in escrow by an agent for the bondholders. Approximately half of the Venezuelan Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral in other currencies), while slightly more than half have interest coupon payments collateralized on a 14-month rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

         Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

         LOAN PARTICIPATIONS AND ASSIGNMENTS. Each Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans in Latin America are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in each Fund having a contractual relationship only with the Lender, not with the borrower. Each Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Funds may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Funds will acquire Participations only if the Lender interpositioned between the Funds and the borrower is determined by BEA to be creditworthy. Each Fund currently anticipates that it will not invest more than 5% of its net assets in Loan Participations and Assignments.


         CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed-income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

         The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment
value.    Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

         The Funds have no current intention of converting any convertible securities they may own into equity securities or holding them as equity securities upon conversion, although they may do so for temporary purposes. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The Funds will invest in convertible securities without regard to their credit rating. See "Risk Factors -- Lower Rated Securities" in the Prospectus.

         MORTGAGE-BACKED SECURITIES. The Funds may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or certain foreign issuers, as well as by private issuers such as commercial investment banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

         Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed rate 30-year mortgages, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool.

         Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Funds purchase a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from increases in interest rates or prepayment of the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates mortgages underlying securities are prone to prepayment. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund's yield. For this and other reasons, a mortgage-related security's stated maturity may be shortened by an unscheduled prepayment on underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Funds. Mortgage-related securities provide regular payments consisting of interest and principal. No assurance can be given as to the return the Funds will receive when these amounts are reinvested.

         The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

         COLLATERALIZED MORTGAGE OBLIGATIONS. The Funds may also purchase collateralized mortgage obligations ("CMOs") issued by a U.S. Government instrumentality which are backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligations to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgagebacked securities. These securities may be considered mortgage derivatives. Generally, CMOs are partitioned into several classes with a marked priority by which the classes of obligations are redeemed. The Funds may only invest in CMOs issued by FHLMC, FNMA or other agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government.

         CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Coupons can be fixed or variable. If variable, they can move with or in the reverse direction of interest rates. The coupon changes could be a multiple of the actual rate change and there may be limitations on what the coupon can be. Cash flows of pools can also be divided into a principal only class and an interest only class. In this case the principal only class will only receive principal cash flows from the pool. All interest cash flows go to the interest only class. The relative payment rights of the various CMO classes may be structured in many ways, either sequentially or by other rules of priority. Generally, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay," i.e. payments of principal are made to two or more classes concurrently. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgaged-related obligations.

         The CMO structure returns principal to investors sequentially, rather than according to the pro rata method of a pass-through. In the traditional CMO structure, all classes (called tranches) receive interest at a stated rate, but only one class at a time receives principal. All principal payments received on the underlying mortgages or securities are first paid to the "fastest pay" tranche. After this tranche is retired, the next tranche in the sequence becomes the exclusive recipient of principal payments. This sequential process continues until the last tranche is retired. In the event of sufficient early repayments on the underlying mortgages, the "fastest-pay" tranche generally will be retired prior to its maturity. Thus the early retirement of a particular tranche of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed security as described above.

         ASSET-BACKED SECURITIES. Each Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. The Funds may also invest in other types of asset-backed securities that may be available in the future. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described above. Asset-backed securities are considered an industry for industry concentration purposes, and the Funds will therefore not purchase any asset-backed securities which would cause 25% or more of a Fund's net assets at the time of purchase to be invested in asset-backed securities.

         Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations.
If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.

         ZERO COUPON SECURITIES. Each Fund may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. Each Fund currently anticipates that zero coupon securities will not exceed 5% of its net assets. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. A Fund anticipates that it will not normally hold zero coupon securities to maturity. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year.

         STRUCTURED NOTES. The Funds may invest in structured notes. The distinguishing feature of a structured note is that the amount of interest and/or principal payable on the notes is based on the performance of a benchmark asset or market other than fixed-income securities or interest rates. Examples of a benchmark include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows a Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that the market does not perform as expected. The performance tie can be a straight relationship or leveraged, although BEA generally will not use leverage in its structured note strategies. Normally, these bonds are issued by U.S. Government Agencies and investment banks arrange the structuring. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in a structured note involves risks similar to those associated with a direct investment in the benchmark asset. Structured notes will be treated as illiquid securities for investment limitation purposes.

         ADDITIONAL CONSIDERATIONS AND RISKS--NON-INVESTMENT GRADE FIXED-INCOME SECURITIES. When and if available, fixed-income securities may be purchased by a Fund at a discount from face value. From time to time a Fund may purchase securities in default with respect to the paying of principal and/or interest at the time acquired if, in the opinion of BEA, such securities have the potential for future capital appreciation.

         Debt securities purchased by the Funds may bear fixed, fixed and contingent or variable rates of interest and may involve equity features such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit). Conversion of certain debt securities may reduce net income per share and net asset value per share. The occurrence of any income dilution of previously outstanding shares of common stock when debt securities are converted will depend upon whether a Fund can, from the investments made with the proceeds of the debt securities, earn an amount per share issuable upon conversion at least equal to the amount earned with respect to shares of common stock outstanding prior to conversion. If debt securities are converted at a time when the net asset value per share of common stock is greater than the conversion price, the conversion will result in a decrease or dilution in then current net asset value per share of common stock.

         The value of the lower rated fixed income securities that the Funds purchase may fluctuate more than the value of higher rated debt securities. These lower rated fixed income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to a Fund but will be reflected in the net asset value of a Fund's shares. The Funds attempt to reduce risk through credit analysis and attention to current developments and trends in both the economy and financial markets. There can be no assurance that such attempts will be successful.

         Lower-rated debt securities may include zero coupon securities or pay-in-kind securities. A zero coupon security bears no interest but is issued at a discount from its value at maturity. When held to maturity, its entire return equals the difference between its issue price and its maturity value. Pay-in-kind securities typically do not provide for cash interest payments but instead provide for the issuance of additional debt securities of the issuer in the face amount of the interest payment amount due in lieu of a cash payment. The market prices of both of these securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

         There are also special considerations associated with investing in lower-rated debt securities structured as zero coupon or pay-in-kind securities. For example, a Fund must include the interest ("original issue discount") on these securities in determining the amount of its required distributions to shareholders for federal income tax and federal excise tax purposes, even though it receives no cash interest until the security's maturity or payment date. Therefore, in order to satisfy these distribution requirements, a Fund may have to sell some of its assets without regard to their investment merit to obtain cash to distribute to shareholders. These actions may occur under disadvantageous circumstances and are likely to reduce a Fund's assets and may thereby increase its expense ratio and decrease its rate of return. For additional information concerning these tax considerations, see "Taxes" below. From time to time, a Fund may also purchase securities not paying interest at the time acquired if, in the opinion of the Fund's Adviser, such securities have the potential for future income or capital appreciation.

         HEDGING. Each of the Funds may engage in various hedging strategies. See "Currency Hedging" in the Prospectus.

         FORWARD CURRENCY CONTRACTS. Each Fund may use forward currency contracts to protect against uncertainty in the level of future exchange rates and to enhance total return. The Funds may also enter into forward currency contracts with respect to specific transactions. For example, when a portfolio anticipates the receipt in a foreign currency of interest payments on a security that it holds, a portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.


         The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of a Fund security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver.
The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transaction costs. A Fund may enter into a forward contract and maintain a net exposure on such contract only if (1) the consummation of the contract would not obligate a Fund to deliver an amount of foreign currency in excess of the value of a Fund's portfolio securities or other assets denominated in that currency or (2) a Fund maintains cash or liquid securities in a segregated account with its custodian in the amount prescribed. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

         At or before the maturity date of a forward contract requiring a portfolio to sell a currency, the Funds may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Funds may close out a forward contract requiring them to purchase a specified currency by entering into a second contract entitling them to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.


         The cost to a Fund of engaging in forward currency contracts will vary with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts will not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it will fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. Moreover, investors should be aware that dollar-denominated securities may not be available in some or all foreign countries, that the forward currency market for the purchase of U.S. dollars in many foreign countries is not highly developed and that in certain countries no forward market for foreign currencies currently exists or that such market may be closed to investment by a Fund.

         Although a Fund will value its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

         OPTIONS AND FUTURES CONTRACTS. The Funds may write covered call options, buy put options, buy call options and write put options, without limitation except as noted in this paragraph. Such options may relate to particular securities or to various indexes and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation.
The Funds may also invest in futures contracts and options on futures contracts (index futures contracts or interest rate futures contracts, as applicable) for hedging purposes (including currency hedging) or for other purposes so long as aggregate initial margins and premiums required for non-hedging positions do not exceed 5% of its net assets, after taking into account any unrealized profits and losses on any such contracts it has entered into. See Appendix "B" for a description of futures contracts and options on futures contracts and the risks thereof.

         Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. A Fund will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

    When a Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by a Fund expires unexercised the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

    There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         SHORT SALES "AGAINST THE BOX." In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. Each Fund may engage in short sales if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." In a short sale, a seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or a qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes possibly to defer recognition of gain or loss for federal income tax purposes. (A short sale against the box will defer recognition of gain for federal income tax purposes only if the Portfolio subsequently closes the short position by making a purchase of the relevant securities no later than 3 days after the end of the taxable year.) In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. The Funds do not presently intend to invest more than 5% of net assets in short sales against the box.

         SECTION 4(2) PAPER. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Company which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper
normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" above. See Appendix "A" for a list of commercial paper ratings.


                        SUPPLEMENTAL INVESTMENT OBJECTIVES AND
                  POLICIES -- BEA INTERNATIONAL EQUITY, BEA EMERGING
                MARKETS EQUITY AND BEA GLOBAL TELECOMMUNICATIONS FUNDS


         RIGHTS OFFERINGS AND PURCHASE WARRANTS. Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the rights and warrants expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

                  SUPPLEMENTAL INVESTMENT OBJECTIVES AND POLICIES --
                          BEA GLOBAL TELECOMMUNICATIONS FUND

         Telecommunications companies in both developed and emerging countries are undergoing significant change due to varying and evolving levels of governmental regulation or deregulation and other factors. As a result, competitive pressures are intense and the securities of such companies may be subject to rapid price volatility. Telecommunications regulation typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Telecommunications regulation generally has tended to be less stringent for newer services than for traditional telephone service, although there can be no assurances that such newer services will not be heavily regulated in the future. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. If regulation limits the use of new technologies by established carriers or forces cross-subsidies, large private networks may emerge. Service providers may also be subject to regulations regarding ownership and control, providers of services, subscription rates and technical standards.

         Companies offering telephone services are experiencing increasing competition from cellular telephones, and the cellular telephone industry, because it has a limited operating history, faces uncertainty concerning the future of the industry and demand for cellular telephones. All telecommunications companies in both developed and emerging countries are subject to the additional risk that technological innovations will make their products and services obsolete. While telephone companies in developed countries and certain emerging countries may pay an above average dividend, the Fund's investment decisions are based upon capital appreciation potential rather than income considerations.


                                INVESTMENT LIMITATIONS

         The Company has adopted the following fundamental investment limitations which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding Shares (as defined in Section 2(a)(42) of the 1940 Act). Each Fund may not:

         1. Borrow money, except from banks, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Fund; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund's total assets at the time of such borrowing;

         2.   Issue any senior securities, except as permitted under the 1940
Act;

         3. Act as an underwriter of securities within the meaning of the Securities Act except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

         4. Purchase or sell real estate (including real estate limited partnership interests), provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

         5. Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

         6. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, Loan Participations and Assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan; and

         7. Except for the BEA Global Telecommunications Fund, purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and
(c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The BEA Global Telecommunications Fund will concentrate in the telecommunications industry.


         For purposes of Investment Limitation No. 1, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2.

         In addition to the fundamental investment limitations specified above, a Fund may not:

         1. Make investments for the purpose of exercising control or management, but investments by a Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management;

         2. Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that a Fund may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward contracts;

         3. Purchase or sell interests in mineral leases, oil, gas or other mineral exploration or development programs, except that a Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities; and

         4. Purchase or retain the securities of any issuer, if those individual officers and directors of the Company, the Adviser or any subsidiary thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

         The policies set forth above are not fundamental and thus may be changed by the Company's Board of Directors without a vote of the shareholders.



         Except as required by the 1940 Act with respect to the borrowing of money, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.




         Securities held by a Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.


                                     RISK FACTORS

         FOREIGN SECURITIES. Investments in foreign securities are subject to certain risks, discussed below.

         POLITICAL, ECONOMIC AND MARKET FACTORS. Investments in foreign securities involve risks relating to political and economic developments abroad, as well as those that result from the differences between the regulations to which U.S. and foreign issuers are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of a Fund's assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions.

Securities of many foreign issuers may be less liquid, and their prices may be more volatile, than those of securities of comparable U.S. issuers. Brokerage commissions, custodial services and other costs relating to investment in foreign securities markets are generally more expensive than in the United States. Such markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. There is generally less government supervision and regulation of exchanges, brokers and issuers in foreign securities markets than there is in the United States.

         In addition, substantial limitations may exist in certain countries with respect to the Funds' ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Funds could be adversely affected by delays in, or a refusal to grant, any required government approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments.

         REPORTING STANDARDS. Most of the foreign securities held by the Funds will not be registered with the SEC, nor will the issuers thereof be subject to SEC or other U.S. reporting requirements. Accordingly, there will be less publicly available information concerning foreign issuers of securities held by the Fund than will be available concerning U.S. companies. Foreign companies, and in particular, companies in emerging markets, are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

         EXCHANGE RATE FLUCTUATIONS. Because foreign securities ordinarily will be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect a Fund's net asset value, the value of interest and dividends earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by a Fund. If the value of a foreign currency rises against the U.S. dollar, the value of a Fund's assets denominated in that currency will increase; conversely, if the value of a foreign currency declines against the U.S. dollar, the value of a Fund's assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions.

         INVESTMENT CONTROLS. In certain countries that currently prohibit direct foreign investment in the securities of their companies, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted through investment funds which have been specifically authorized.
The Funds may invest in these investment funds and registered investment companies subject to the provisions of the 1940 Act. If these Funds invest in such investment companies, they will each bear their proportionate share of the costs incurred by such companies, including investment advisory fees.

         CLEARANCE AND SETTLEMENT PROCEDURES. Delays in clearance and settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

         OPERATING EXPENSES. The costs attributable to foreign investing that a Fund must bear frequently are higher than those attributable to domestic investing. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities. Investment income on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on those securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which a Fund would be subject.

         LOWER-RATED OR NON-RATED CRITERIA FOR DEBT SECURITIES. The High Yield Fund has established no rating criteria for the debt securities in which it may invest. Issuers of low rated or non-rated securities ("high yield" securities, commonly known as "junk bonds") may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.


         Lower-rated securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to a Fund and dividends to shareholders.

         A Fund may have difficulty disposing of certain lower-rated securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

         Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower-rated securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower-rated securities are likely to adversely affect a Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.


         Finally, there are risks involved in applying credit ratings as a method for evaluating lower-rated debt securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower-rated debt securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, BEA will monitor the issuers of lower-rated debt securities in the Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the debt securities' liquidity so the Fund can meet redemption requests. BEA will not necessarily dispose of a portfolio security when its ratings have been changed.




         SOVEREIGN DEBT. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default.

         Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

         A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

         The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the Adviser intends to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

         Investors should also be aware that certain sovereign debt instruments in which a Fund may invest involve great risk. Sovereign debt issued by issuers in many Emerging Markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, a Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio and calculating its net asset value. When and if available, fixed income securities may be purchased by a Fund at a discount from face value.

However, a Fund does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time, a Fund may purchase securities not paying interest at the time acquired if, in the opinion of the Adviser, such securities have the potential for future income or capital appreciation.


                                DIRECTORS AND OFFICERS

         The directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are:


                                               Principal Occupation
                              Position with    During Part Five
Name, Address and Age         Fund             Years
---------------------         -------------    --------------------

Arnold M. Reichman - 49*      Director         Senior Managing
466 Lexington Avenue                           Director, Chief
New York, NY  10017                            Operating Officer
                                               and Assistant
                                               Secretary, Warburg
                                               Pincus Asset
                                               Management, Inc.;
                                               Director and
                                               Executive Officer,
                                               Counsellors
                                               Securities Inc;
                                               Director/Trustee of
                                               various investment
                                               companies advised by
                                               Warburg Pincus Asset
                                               Management, Inc.

Robert Sablowsky - 58**       Director         Senior Vice
10 Wall Street                                 President,
New York, NY  10005                            Fahnestock Co., Inc.
                                               (a registered
                                               broker-dealer);
                                               prior to October
                                               1996, Executive Vice
                                               President of Gruntal
                                               & Co., Inc. (a
                                               registered broker-
                                               dealer).

                                               Principal Occupation
                              Position with    During Part Five
Name, Address and Age         Fund             Years
---------------------         -------------    --------------------

Francis J. McKay - 60         Director         Since 1963,
7701 Burholme Avenue                           Executive Vice
Philadelphia, PA  19111                        President, Fox Chase
                                               Cancer Center
                                               (biomedical research
                                               and medical care.)
                                               Principal Occupation

Marvin E. Sternberg - 62      Director         Since 1974,
937 Mt. Pleasant Road                          Chairman, Director
Bryn Mawr, PA 19010                            and President, Moyco
                                               Industries, Inc.
                                               (manufacturer of
                                               dental supplies and
                                               precision coated
                                               abrasives); since
                                               1968, Director and
                                               President, Mart MMM,
                                               Inc. (formerly
                                               Montgomeryville
                                               Merchandise Mart
                                               Inc.) and Mart PMM,
                                               Inc. (formerly
                                               Pennsauken
                                               Merchandise Mart,
                                               Inc.) (shopping
                                               centers); and since
                                               1975, Director and
                                               Executive Vice
                                               President, Cellucap
                                               Mfg. Co., Inc.
                                               (manufacturer of
                                               disposable
                                               headwear).

Julian A. Brodsky - 63        Director         Director and Vice
Comcast Corporation                            Chairman Comcast
1234 Market Street                             Corporation since
16th Floor                                     1969, (cable television
Philadelphia, PA  19107-                       and communications);
3723                                           Director, Comcast
                                               Cablevision of
                                               Philadelphia (cable
                                               television and
                                               communications) and
                                               Nextel (wireless
                                               communications).

                                               Principal Occupation
                              Position with    During Part Five
Name, Address and Age         Fund             Years
---------------------         -------------    --------------------

Donald van Roden - 72         Director and     Self-employed
1200 Old Mill Lane            Chairman of the  businessman.  From
Wyomissing, PA  19610         Board            February 1980 to
                                               March 1987, Vice
                                               Chairman, Smith
                                               Kline Beecham
                                               Corporation
                                               (pharmaceuticals);
                                               Director, AAA Mid-
                                               Atlantic (auto
                                               service); Director,
                                               Keystone Insurance
                                               Co.

Edward J. Roach - 73          President and    Certified Public
Suite 100                     Treasurer        Accountant; Vice
Bellevue Park                                  Chairman of the
Corporate Center                               Board, Fox Chase
400 Bellevue Parkway                           Cancer Center;
Wilmington, DE  19809                          Trustee Emeritus,
                                               Pennsylvania School
                                               for the Deaf;
                                               Trustee Emeritus,
                                               Immaculata College;
                                               President or Vice
                                               President and
                                               Treasurer of various
                                               investment companies
                                               advised by PNC
                                               Institutional
                                               Management
                                               Corporation;
                                               Director, The
                                               Bradford Funds, Inc.

Morgan R. Jones - 58          Secretary        Chairman of the law
Drinker Biddle & Reath                         firm of Drinker
LLP                                            Biddle & Reath LLP;
1345 Chestnut Street                           Director, Rocking
Philadelphia, PA  19107-                       Horse Child Care
3496                                           Centers of America,
                                               Inc.


-------------------------

* Mr. Reichman is an "interested person" of the Company, as that term is defined in the 1940 Act, by virtue of his positions with Counsellors Securities Inc., the Company's distributor.


** Mr. Sablowsky is an "interested person" of the Company, as that term is defined in the 1940 Act by virtue of his position with Fahnestock Co., Inc., a registered broker-dealer.

         Messrs. McKay, Sternberg and Brodsky are members of the Audit
Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Company the firm to be selected as independent auditors.

         Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session.

         Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of the Company.

         The Company pays directors who are not "affiliated persons" (as that term is defined in the 1940 Act) of any investment adviser or sub-adviser of the Company or the Distributor and Mr. Sablowsky who is considered to be an affiliated person, $12,000 annually and $1,000 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional $5,000 per year for his services in this capacity. Such Directors are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1997, each of the following members of the Board of Directors received compensation from the Company in the following amounts:

                               DIRECTORS' COMPENSATION


                                      PENSION OR               TOTAL
                                      RETIREMENT               COMPENSATION
                                      BENEFITS     ESTIMATED   FROM
                        AGGREGATE     ACCRUED AS   ANNUAL      REGISTRANT
                        COMPENSATION  PART OF      BENEFITS    AND FUND
NAME OF PERSON/         FROM          FUND         UPON        COMPLEX(1)
POSITION                REGISTRANT    EXPENSES     RETIREMENT  PAID TO DIRECTORS
---------------         ------------  ----------   ----------  -----------------

Julian A. Brodsky,         $16,000        N/A          N/A          $16,000
Director
Francis J. McKay,          $19,000        N/A          N/A          $19,000
Director
Arnold M. Reichman,        $     0        N/A          N/A          $     0
Director
Robert Sablowsky,          $ 8,000        N/A          N/A          $ 8,000
Director
Marvin E. Sternberg,       $19,000        N/A          N/A          $19,000
Director
Donald van Roden,          $24,000        N/A          N/A          $24,000
Director and Chairman


-------------------------

(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any other investment companies.

              On October 24, 1990 the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach and one other employee) pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by the Company's advisers, custodians, administrators and distributor, the Company itself requires only two part-time employees. Drinker Biddle & Reath LLP, of which Mr. Jones is a partner, receives legal fees as counsel to the Company. No officer, director or employee of BEA or the Distributor currently receives any compensation from the Company.

                    INVESTMENT ADVISORY AND SERVICING ARRANGEMENTS

         ADVISORY AGREEMENTS. BEA Associates (sometimes referred to as the "Adviser") renders advisory and administrative services to each of the Funds pursuant to Investment Advisory Agreements. The Advisory Agreements relating to the Funds are dated September 16, 1992 for the BEA International Equity, BEA Emerging Markets Equity and BEA High Yield Funds, dated July 10, 1996 for the BEA Global Telecommunications Fund. Such advisory agreements are hereinafter collectively referred to as the "Advisory Agreements."

         BEA Associates is a diversified investment adviser, managing global equity, balanced, fixed income and derivative securities accounts for private individuals, as well as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. As of September 30, 1997, BEA Associates managed approximately $34.6 billion in assets. BEA is a wholly-owned subsidiary of Credit Suisse, the second largest Swiss bank, which in turn is a subsidiary of CS Holding, a Swiss corporation. Active employees of BEA have a long-term equity incentive plan. BEA Associates is a registered investment advisor under the Investment Advisors Act of 1940, as amended.

         As an investment adviser, BEA emphasizes a global investment strategy. BEA currently acts as investment adviser for eleven other investment companies registered under the 1940 Act. They are: BEA Strategic Global Income Fund, Inc., BEA Income Fund, Inc., The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Indonesia Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc., and The Portugal Fund, Inc. In addition, BEA acts as sub-adviser to certain portfolios of twelve other registered investment companies: Frank Russell Investment Company (Fixed Income III Fund and Multi-strategy Bond Fund), Oppenheimer (LifeSpan Balanced Fund, LifeSpan Income Fund and LifeSpan Growth Fund), Panorama (LifeSpan Balanced Account, LifeSpan Capital Appreciation Account and LifeSpan Diversified Income Account), SEI Institutional Managed Trust (High Yield Bond
Fund), WNL Series Trust (BEA Growth and Income Fund), Touchstone International Equity Fund and Touchstone Variable Annuity International Equity Fund.


         BEA Associates has sole investment discretion for the Funds and will make all decisions affecting assets in the Funds under the supervision of the Company's Board of Directors and in accordance with each Fund's stated policies. BEA Associates will select investments for the Funds and will place purchase and sale orders on behalf of the Funds. For its services to the BEA International Equity, BEA Emerging Markets Equity, BEA Global

Telecommunications and BEA High Yield Funds, BEA Associates will be paid (before any voluntary waivers or reimbursements) a monthly fee computed at an annual rate of .80%, 1.00%, 1.00% and .70% of average daily net assets, respectively.

         For the fiscal year ended August 31, 1997, the Funds paid BEA advisory fees and BEA waived fees and/or reimbursed expenses of the Funds as follows:

                             Fees Paid
                              (After
                           Waivers and
Fund                      Reimbursements        Waivers     Reimbursements
----                        -----------         ---------   --------------
International Equity        $5,300,316          $      0    $           0
Emerging Markets            $  988,002          $ 18,498    $           0
 Equity
High Yield                  $  393,841          $233,336    $           0
 Global                     $        0          $  3,745    $      20,903
Telecommunications

         For the fiscal year ended August 31, 1996, the Funds paid BEA advisory fees and BEA waived fees and/or reimbursed expenses of the Funds as follows:


                            Fees Paid
                             (After
Fund                        Waivers)            Waivers    Reimbursements
----                       -----------         --------    --------------
International               $5,993,072         $      0    $      0
 Equity
Emerging Markets            $1,289,739         $      0    $      0
 Equity
High Yield                  $  542,590         $100,763    $      0
Global                             N/A              N/A         N/A
 Telecommunications

         For the fiscal year ended August 31, 1995, the Funds paid BEA advisory fees and BEA waived fees and/or reimbursed expenses of the Funds as follows:



Fund                        Fees Paid           Waivers    Reimbursements
----                        ---------           -------    --------------

International Equity        $6,012,837           $    0      $    0
 Emerging Markets           $1,250,012           $    0      $    0
Equity
 High Yield                 $1,002,002           $    0      $    0
Global                             N/A             N/A          N/A
 Telecommunications

         Each Fund bears all of its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a Fund of the Company are allocated among all investment funds by or under the direction of the Company's Board of Directors in such manner as the Board determines to be fair and equitable. The BEA Investor Class of the Funds pays its own administration fees, and may pay a different share than the other classes of the Funds of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Investor Class or if it receives different services.

         Under the Advisory Agreements, BEA Associates will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or a Fund in connection with the performance of the Advisory Agreements, and shall be indemnified for any losses and expenses in connection with any claim relating thereto, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BEA Associates in the performance of its duties or reckless disregard by it of its obligations and duties under the Advisory Agreements.

         The Advisory Agreements were reapproved on July 9, 1997, by vote of the Company's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreements or interested persons (as defined in the 1940 Act) of such parties. The Advisory Agreements were approved by each Fund's initial shareholder. Each Advisory Agreement is terminable by vote of the Company's Board of Directors or by the holders of a majority of the outstanding voting securities of the relevant Fund, at any time without penalty, on 60 days' written notice to BEA Associates. Each of the Advisory Agreements may also be terminated by BEA Associates on 60 days' written notice to the Company. Each of the Advisory Agreements terminates automatically in the event of assignment thereof.

         CUSTODIAN AND TRANSFER AGENCY AGREEMENTS. Brown Brothers Harriman & Co. ("BBH") acts as the custodian for the Funds and also acts as the custodian for the Funds' foreign securities pursuant to a Custodian Agreement (the "Custodian Agreement"). Under the Custodian Agreement, BBH (a) maintains a separate account or accounts in the name of each Fund, (b) holds and transfers portfolio securities on account of each Fund, (c) accepts receipts and makes disbursements of money on behalf of each Fund, (d) collects and receives all income and other payments and distributions on account of each Fund's portfolio securities, and (e) makes periodic reports to the Company's Board of Directors concerning each Fund's operations. BBH is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Company, provided that BBH remains responsible for the performance of all its duties under the Custodian Agreement and holds the Company harmless from the negligent acts and omissions of any sub-custodian. For its services to the Company under the Custodian Agreement, BBH receives a fee which is calculated based upon each Fund's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Company.

         State Street Bank and Trust Company ("State Street") serves as the transfer agent for the Funds. It has delegated to Boston Financial Data Services, Inc. ("BFDS"), a 50%-owned subsidiary, responsibility for most transfer agent servicing functions. State Street serves as the transfer and dividend disbursing agent for the Funds pursuant to a Transfer Agency Agreement as supplemented (collectively, the "Transfer Agency Agreement"), under which it (a) issues and redeems shares of each of the Funds, (b) addresses and mails all communications by each Fund to record owners of shares of each such Fund, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders,
(c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Company's Board of Directors concerning the operations of each Fund. For its services to the Company under the Transfer Agency Agreement, State Street receives a fee on a per transaction basis.


         ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENTS. PFPC Inc., an indirect, wholly owned subsidiary of PNC Bank Corp., serves as the administrator to the Investor Class of the Funds pursuant to Administration and Accounting Services Agreements, which were reapproved by the Board of Directors on July 9, 1997 (the "PFPC Administration and Accounting Services Agreements"). PFPC has agreed to furnish to the BEA Investor Funds portfolio statistical and research data, clerical, accounting and bookkeeping services and certain other services required by the Funds. PFPC has also agreed to prepare and file various reports with the appropriate regulatory agencies, and prepare materials required by the SEC or any state securities commission having jurisdiction over the Funds.

         The PFPC Administration and Accounting Services Agreements provide that PFPC shall not be liable for any loss suffered by the Company or the Funds in connection with the performance of the PFPC Administration and Accounting Services Agreements, except a loss resulting from willful misfeasance, gross negligence, or reckless disregard of its duties and obligations under the PFPC Administration and Accounting Services Agreements. In consideration for the services provided under the PFPC Administration and Accounting Services Agreements, PFPC receives a fee calculated at an annual rate of .125% of average daily net assets of the Investor Class of each Fund, with a minimum annual fee of $75,000.


         BEA serves as co-administrator to the Investor Class of the Funds pursuant to Co-Administration Agreements which were reapproved by the Board of Directors on July 9, 1997 (the "BEA Co-Administration Agreements"). BEA has agreed to provide shareholder liaison services to the Investor Class of the Funds including responding to shareholder inquiries and providing information on shareholder accounts. The BEA Co-Administration Agreements provide that BEA shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Funds in connection with the performance of the agreements, except a loss resulting from willful misfeasance, bad faith or negligence, or reckless disregard of its duties and obligations thereunder. In consideration for providing services pursuant to the BEA Co-Administration Agreements, BEA receives a fee calculated at an annual rate of .05% of average daily net assets of the Investor Class of each Fund up to $125 million and 10% thereafter.

DISTRIBUTION AND SHAREHOLDER SERVICING

         The Funds have each entered into Distribution Agreements with Counsellors Securities Inc. ("Counsellors Securities") pursuant to their Distribution Plans (the "12b-1 Plans") under Rule 12b-1 of the 1940 Act. In consideration for Services (as defined below), the Distribution Agreement provides that the Funds will each pay Counsellors Securities a fee under the 12b-1 Plans calculated at an annual rate of .50% of the respective average daily net assets of the Investor Shares of the Funds. Services performed by Counsellors Securities include (a) the sale of the Investor Shares, as set forth in the 12b-1 Plans ("Selling Services"), (b) ongoing servicing and/or maintenance of the accounts of shareholders of the Investor Class of the Funds, as set forth in the 12b-1 Plans ("Shareholder Services"), and (c) subtransfer agency services, subaccounting services or administrative services, as set forth in the 12b-1 Plans ("Administrative Services" and collectively with Selling Services and Administrative Services, "Services") including, without limitation,
(i) payments reflecting an allocation of overhead and other office expenses of Counsellors Securities related to providing Services; (ii) payments made to, and reimbursement of expenses of, persons who provide support services in connection with the distribution of the Investor Shares including, but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, and providing any other Shareholder Services;
(iii) payments made to compensate selected dealers or other authorized persons for providing any Services; (iv) costs relating to the formulation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, and related travel and entertainment expenses;
(v) costs of printing and distributing prospectuses, statements of additional information and reports of the Funds to prospective shareholders of the Funds; and (vi) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that Counsellors Securities may, from time to time, deem advisable.


         For the period ended August 31, 1997, the Funds paid Counsellors Securities distribution fees and Counsellors Securities waived distribution fees and/or reimbursed expenses as follows:

Fund                        Fees Paid           Waivers    Reimbursements
----                        ---------           -------    --------------

International Equity         $151                $  0          $  0
Emerging Markets             $  9                $  0          $  0
 Equity
High Yield                   $143                $  0          $  0
Global                       $936                $  0          $  0
 Telecommunications

         Mr. Reichman, a Director of the Fund, has an indirect financial interest in the operation of the Plan by virtue of his positions with the Distributor. Mr. Sablowsky, a Director of the Fund, has an indirect interest in the operation of the Plans by virtue of his position with Fahnestock Co., Inc.


                                PORTFOLIO TRANSACTIONS

         Subject to policies established by the Board of Directors, BEA Associates is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Funds. In executing portfolio transactions, BEA Associates seeks to obtain the best net results for a Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While BEA Associates generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best results in particular transactions.

         Portfolio transactions for the Funds may be effected on domestic or foreign securities exchanges. In transactions for securities not actively traded on a domestic or foreign securities exchange, a Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options. The Funds have no obligation to deal with any broker in the execution of transactions in portfolio securities. The Funds may use affiliates of Credit Suisse, BEA's parent company, in connection with the purchase or sale of securities in accordance with rules or exemptive orders adopted by the Securities and Exchange Commission (the "SEC") when BEA believes that the charge for the transaction does not exceed usual and customary levels.

         Commission rates for brokerage transactions on foreign stock exchanges are generally fixed. The reasonableness of any negotiated commission paid by the Funds will be evaluated on the basis of the difficulty involved in execution, the time taken to conclude the transaction, the extent of the broker's commitment, if any, of its own capital and the amount involved in the transaction. It should be noted that commission rates in U.S. markets are negotiated.

         In the case of over-the-counter issues, there is generally no stated commission, but the price usually includes an undisclosed commission or markup, and the Fund will normally deal with the principal market makers unless it can obtain better terms elsewhere.

         During the fiscal year ended August 31, 1997, the Funds paid brokerage commissions as follows:

              Fund                           Brokerage Commissions
              ----                           ---------------------

International Equity                             $ 5,041,204
Emerging Markets Equity                          $ 1,074,701
Global Telecommunications(1)                     $         0
High Yield                                       $     1,261

-------------------------

(1) Initial public offering date was December 4, 1996.

         During the fiscal year ended August 31, 1996, the Funds paid brokerage commissions as follows:

              Fund                           Brokerage Commissions
              ----                           ---------------------

International Equity                             $ 3,385,421
Emerging Markets Equity                          $   713,193
Global Telecommunications(1)                          N/A
High Yield                                            $0


-------------------------

(1) Initial public offering date was December 4, 1996.

         During the fiscal year ended August 31, 1995, the Funds paid brokerage commissions as follows:


              Fund                           Brokerage Commissions
              ----                           ---------------------

International Equity                             $ 3,943,441
Emerging Markets Equity                          $   778,886
Global Telecommunications(1)                          N/A
High Yield                                            $0


-------------------------

(1) Initial public offering date was December 4, 1996.


         No Fund has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. BEA Associates may, consistent with the interests of a Fund and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to a Fund and other clients of BEA Associates. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by BEA Associates under its respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that BEA Associates, as applicable, determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of BEA Associates to a Fund and its other clients and that the total commissions paid by a Fund will be reasonable in relation to the benefits to a Fund over the long-term.

         Corporate debt and U.S. Government securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer in debt securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

         BEA Associates may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Fund prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Fund's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Fund would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

         Investment decisions for each Fund and for other investment accounts managed by BEA Associates are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund. A Fund will not purchase securities during the existence of any underwriting or selling group relating to such security of which BEA Associates or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Company's Board of Directors pursuant to Rule 10f-3 under the 1940 Act.

         In no instance will portfolio securities be purchased from or sold to the Distributor or BEA Associates or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.



         BEA International Equity, BEA Emerging Markets Equity and BEA Global Telecommunications Funds expect that their annual Fund turnover rate should not exceed 100% under normal market conditions. BEA High Yield Fund anticipates that its portfolio turnover may exceed 100%. A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by a Fund. Each of the Funds anticipates that its annual portfolio turnover rate will vary from year to year. The portfolio turnover rate is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the Fund during the year.

         The Funds have the benefit of an exemptive order issued by the SEC under the 1940 Act authorizing the Funds and other investment companies advised by BEA to acquire jointly securities issued in private placements, subject to the terms and conditions of the order.

                         PURCHASE AND REDEMPTION INFORMATION

         The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption of a Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing a Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. Investors may also be required to bear certain transaction costs associated with redemptions in kind. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund.


         Under the 1940 Act, a Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of Fund securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)



                                 VALUATION OF SHARES

         The net asset values per share of each class of the Funds are calculated separately from each other class as of the close of regular trading of the NYSE on each Business Day. The net asset value per share, the value of an individual share in a Fund, is computed by adding the value of the proportionate interest of each class of a Fund in the Fund's securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of such class. "Business Day" means each weekday when the NYSE is open. Currently, the NYSE is closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. Securities which are listed on stock exchanges, whether U.S. or foreign are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean of the bid and asked prices available prior to the valuation. Fund securities primarily traded in foreign markets may be traded in such markets on days which are not Business Days. Because net asset value per share of each Fund is determined only on Business Days, the net asset value of shares of a Fund may be significantly affected on days when an investor does not have access to the Fund. If on any Business Day, a foreign securities exchange or foreign market is closed, the securities traded on such exchange or in such market will be valued at the last sale price reported on the previous business day of such foreign exchange or market. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by the Board of Directors or its delegates as the primary market. Securities traded in the over-the-counter market and listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") are valued at the last trade price listed on the NASDAQ at the close of regular trading (generally 4:00 p.m. Eastern Time); securities listed on NASDAQ for which there were no sales on that day and other over-the-counter securities are valued at the mean of the bid and asked prices available prior to valuation. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Company's Board of

Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity. Any assets which are denominated in a foreign currency are converted into U.S. dollars at the prevailing market rates for purposes of calculating net asset value.

         Foreign currency exchange rates are generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events will not be reflected in a computation of the Fund's net asset value. If events materially affecting the value of such securities or assets or currency exchange rates occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of a Fund conducted on a spot basis will be valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions this rate differs from the prevailing exchange rate by an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

         In determining the approximate market value of portfolio investments, the Company may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Company's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Company's Board of Directors.


                          PERFORMANCE AND YIELD INFORMATION


         TOTAL RETURN. Each Fund that advertises its "average annual total return" computes such return separately for each class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                               ERV  l/n
                        T = [(-----) - 1]
                                P

    Where:    T =  average annual total return;

            ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

              P =  hypothetical initial payment of $1,000; and

              n =  period covered by the computation, expressed in years.

    Each Fund that advertises its "aggregate total return" computes such returns separately for each class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                ERV
Aggregate Total Return =     [(-----) - l]
                                 P

    The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.


         The Funds may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the formula set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, as appropriate, a Fund may calculate its aggregate and/or average annual total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. The Funds do not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Funds will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.




         YIELD. Certain Funds may advertise a 30-day (or one month) standard yield as described in the Prospectus. Such yields are calculated separately for each class of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:


                           a - b
                                      6
              YIELD = 2[( - - - - +1 )  - 1]
                            cd

Where:   a =  dividends and interest earned by a Fund during the period;

         b =  expenses accrued for the period (net of reimbursements);

         c = average daily number of shares outstanding during the period, entitled to receive dividends; and

         d = maximum offering price per share on the last day of the period.


For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).


         With respect to receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or (b) not to amortize discount or premium on the remaining security.


                                        TAXES

         GENERAL TAX CONSEQUENCES TO THE COMPANY AND ITS SHAREHOLDERS. The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Company's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion in this Statement of Additional Information and in the Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

         Each Fund has elected to be taxed as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it (a) distributes an amount equal to the sum of (i) at least 90% of its investment company taxable income (net taxable investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (ii) at least 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement"), and (b) satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement. The Distribution Requirement for any year may be waived if a regulated investment company establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax (discussed below).

         In addition to satisfaction of the Distribution Requirement each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").


         Future Treasury regulations may provide that currency gains that are not "directly related" to a Fund's principal business of investing in stock or securities (or in options or futures with respect to stock or securities) will not satisfy the Income Requirements. Income derived by a regulated investment company from a partnership or trust (including a foreign entity that is classified as a partnership or trust for U.S. federal income tax purposes) will satisfy the Income Requirement only to the extent such income is attributable to items of income of the partnership or trust that would satisfy the Income Requirement if they were realized by a regulated investment company in the same manner as realized by the partnership or trust.

         In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Requirement").

         The Internal Revenue Service has taken the position, in informal rulings issued to other taxpayers, that the issuer of a repurchase agreement is the bank or dealer from which securities are purchased. A Fund will not enter into repurchase agreements with any one bank or dealer if entering into such agreements would, under the informal position expressed by the Internal Revenue Service, cause it to fail to satisfy the Asset Diversification Requirement.

         Distributions of investment company taxable income will be taxable (subject to the possible allowance of the dividend received deduction described below) to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any distribution from the Company in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         Each Fund intends to distribute to shareholders its excess of net long-term capital gain over net short-term capital loss ("net capital gain"), if any, for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as mid-term or other long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Fund prior to the date on which a shareholder acquired shares of the Fund and whether the distribution was paid in cash or reinvested in shares. The aggregate amount of distributions designated by any Fund as capital gain dividends may not exceed the net capital gain of such Fund for any taxable year, determined by excluding any net long-term capital loss attributable to transactions occurring after October 31 of such year and by treating any such loss as if it arose on the first day of the following taxable year. Such distributions will be designated as capital gain dividends in a written notice mailed by the Company to shareholders not later than 60 days after the close of each Fund's respective taxable year.

         In the case of corporate shareholders, distributions (other than capital gain dividends) of a Fund for any taxable year will qualify for the 70% dividends received deduction, only to the extent of the gross amount of "qualifying dividends" received by such Fund for the year. Generally, a dividend will be treated as a "qualifying dividend" only if it has been received from a domestic corporation. However, if a Fund owns at least 10 percent of the stock (by vote and value) of certain foreign corporations with U.S. source income, then a portion of the dividends paid by such foreign corporations may constitute "qualifying dividends." A dividend received by a taxpayer will not be treated as a "qualifying dividend" if (1) it has been received with respect to any share of stock that the taxpayer has held for 45 days (90 days in the case of certain preferred stock) or less (excluding any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend), or (2) to the extent that the taxpayer is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. The Company will designate the portion, if any, of the distribution made by a Fund that qualifies for the dividends received deduction in a written notice mailed by the Company to shareholders not later than 60 days after the close of the Fund's taxable year.

         Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares.


         Corporate taxpayers may be liable for alternative minimum tax, which is imposed at the rate of 20% of "alternative minimum taxable income" (less, in the case of corporate shareholders with "alternative minimum taxable income," of less than $310,000, the applicable "exemption amount"), in lieu of the regular corporate income tax. "Alternative minimum taxable income" is equal to "taxable income" (as determined for corporate income regular tax purposes) with certain adjustments. Although corporate taxpayers in determining "alternative minimum taxable income" are allowed to exclude exempt interest dividends (other than exempt interest dividends derived from certain private activity bonds ("AMT Preference Dividends"), as explained in the Prospectus) and to utilize the 70% dividends received deduction at the first level of computation, the Code requires (as a second computational step) that "alternative minimum taxable income" be increased by 75% of the excess of adjusted current earnings" over other "alternative minimum taxable income."

         Corporate shareholders will have to take into account (1) all exempt interest dividends and (2) the full amount of all dividends from a Fund that are treated as "qualifying dividends" for purposes of the dividends received deduction in determining their "adjusted current earnings." As much as 75% of any exempt interest dividend and 82.5% of any "qualifying dividend" received by a corporate shareholder could, as a consequence, be subject to alternative minimum tax. Exempt interest dividends received by such a corporate shareholder may accordingly be subject to alternative minimum tax at an effective rate of 15%.

         Corporate investors should also note that the Superfund Amendments and Reauthorization Act of 1986 imposes an environmental tax on corporate taxpayers of 0.14% of the excess of "alternative minimum taxable income" (with certain modifications) over $2,000,000 for taxable years beginning after

1986 and before 1996, regardless of whether such taxpayers are liable for alternative minimum tax.

         If for any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders. Investors should be aware that any loss realized on a sale of shares of a Fund will be disallowed to the extent an investor repurchases shares of the same Fund within a period of 61 days (beginning 30 days before and ending 30 days after the day of disposition of the shares). Dividends paid by a Fund in the form of shares within the 61-day period would be treated as a purchase for this purpose.

         The Code imposes a non-deductible 4% excise tax on regulated investment companies that do not distribute with respect to each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. Because each Fund intends to distribute all of its taxable income currently, no Fund anticipates incurring any liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate investments in order to make sufficient distributions to avoid excise tax liability.


         The Company will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Company that he is not subject to backup withholding or that he is an "exempt recipient."

         The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.


         Certain states exempt from state income taxation dividends paid by a regulated investment company that are derived from interest on U.S. Government obligations. Each Fund will accordingly inform its shareholders annually of the percentage, if any, of its ordinary dividends that is derived from interest on U.S. Government obligations. Shareholders should consult with their tax advisers as to the availability and extent of any applicable state income tax exemption.

         SPECIAL TAX CONSIDERATIONS. The following discussion relates to the particular federal income tax consequences of the investment policies of the Funds. The ability of the Funds to engage in options, short sale and futures activities will be somewhat limited by the requirements for their continued qualification as regulated investment companies under the Code, in particular the Distribution Requirement and the Asset Diversification Requirement.

         STRADDLES. The options transactions that the Funds enter into may result in "straddles" for federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Funds for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the "required distribution" that the Funds must make in order to avoid federal excise tax. Furthermore, in determining their investment company taxable income and ordinary income, the Funds may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to the Funds of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Funds are uncertain which (if any) of these elections they will make.


         Because only a few regulations implementing the straddle rules have been promulgated by the U.S. Treasury, the tax consequences to the Funds of engaging in options transactions are not entirely clear. Nevertheless, it is evident that application of the straddle rules may substantially increase or decrease the amount which must be distributed to shareholders in satisfaction of the Distribution Requirement (or to avoid federal excise tax liability) for any taxable year in comparison to a fund that did not engage in options transactions.


         OPTIONS AND SECTION 1256 CONTRACTS. The writer of a covered put or call option generally does not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the writer generally recognizes short-term capital gain. If the option is exercised, the premium is included in the consideration received by the writer in determining the capital gain or loss recognized in the resultant sale. However, certain options transactions that the Funds enter into, as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market entered into by the Funds, will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date.
Any gain or loss recognized as a consequence of the year-end marking-to-market of Section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the relevant Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of Section 1256 contracts that the relevant Fund continued to hold. Investors should also note that Section 1256 contracts will be treated as having been sold on October 31 in calculating the "required distribution" that a Fund must make to avoid federal excise tax liability.

         Each of the Funds may elect not to have the year-end marking-to-market rule apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of such Fund that are not Section 1256 contracts (the "Mixed Straddle Election").

         FOREIGN CURRENCY TRANSACTIONS. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the Asset Diversification Requirement. A Fund may request a private letter ruling from the Internal Revenue Service for guidance on some or all of these issues.

         Under Code Section 988 special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, a Fund may elect capital gain or loss treatment for such transactions. Alternatively, a Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general gains or losses from a foreign currency transaction subject to Code Section 988 will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if losses from a foreign currency transaction subject to Code Section 988 exceed other investment company taxable income during a taxable year, a Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Shares.

         PASSIVE FOREIGN INVESTMENT COMPANIES. If a Fund acquires shares in certain foreign investment entities, called "passive foreign investment companies" ("PFIC"), such Fund may be subject to "deferred" federal income tax on a portion of any "excess distribution" received with respect to such shares or on a portion of any gain recognized upon a disposition of such shares, notwithstanding the distribution of such income to the shareholders of such Fund. Additional charges in the nature of interest may also be imposed on a Fund in respect of such deferred taxes. However, in lieu of sustaining the foregoing tax consequences, a Fund may elect to have its investment in any PFIC taxed as an investment in a "qualified electing fund" ("QEF"). A Fund making a QEF election would be required to include in its income each year a ratable portion, whether or not distributed, of the ordinary earnings and net capital gain of the QEF. Any such QEF inclusions would have to be taken into account by a Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.


         Recently enacted changes to the Code will permit a Fund to elect (in lieu of paying deferred tax or making a QEF election) to mark-to-market annually any PFIC shares that it owns and to include any gains (but not losses) that it is deemed to realize as ordinary income. A Fund generally will not be subject to deferred federal income tax on any gains that it is deemed to realize as a consequence of making a mark-to-market election, but such gains will be taken into account by the Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement. The mark-to-market provisions will generally apply to the Fund's taxable years beginning after December 31, 1997.

         ASSET DIVERSIFICATION REQUIREMENT. For purposes of the Asset Diversification Requirement, the issuer of a call option on a security (including an option written on an exchange) will be deemed to be the issuer of the underlying security. The Internal Revenue Service has informally ruled, however, that a call option that is written by a fund need not be counted for purposes of the Asset Diversification Requirement where the fund holds the underlying security. However, the Internal Revenue Service has also informally ruled that a put option written by a fund must be treated as a separate asset and its value measured by "the value of the underlying security" for purposes of the Asset Diversification Requirement, regardless (apparently) of whether it is "covered" under the rules of the exchange. The Internal Revenue Service has not explained whether in valuing a written put option in this manner a fund should use the current value of the underlying security (its prospective future investment); the cash consideration that must be paid by the fund if the put option is exercised (its liability); or some other measure that would take into account the fund's unrealized profit or loss in writing the option. Under the Code, a fund may not rely on informal rulings of the Internal Revenue Service issued to other taxpayers. Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its writing of options in order to stay within the limits of the Asset Diversification Requirement.


                    ADDITIONAL INFORMATION CONCERNING FUND SHARES


         The Company has authorized capital of thirty billion shares of Common Stock, $.001 par value per share, of which 13.93 billion shares are currently classified as follows: 100 million shares are classified as Class A Common Stock,

100 million shares are classified as Class B Common Stock, 100 million shares are classified as Class C Common Stock, 100 million shares are classified as Class D Common Stock, 500 million shares are classified as Class E Common Stock (Money), 500 million shares are classified as Class F Common Stock (Municipal Money), 500 million shares are classified as Class G Common Stock (Money), 500 million shares are classified as Class H Common Stock (Municipal Money), 1 billion shares are classified as Class I Common Stock (Money), 500 million shares are classified as Class J Common Stock (Municipal Money), 500 million shares are classified as Class K Common Stock (Government Money), 1,500 million shares are classified as Class L Common Stock (Money), 500 million shares are classified as Class M Common Stock (Municipal Money), 500 million shares are classified as Class N Common Stock (Government Money), 500 million shares are classified as Class O Common Stock (N.Y. Money), 100 million shares are classified as Class P Common Stock (Government), 100 million shares are classified as Class Q Common Stock, 500 million shares are classified as Class R Common Stock (Municipal Money), 500 million shares are classified as Class S Common Stock (U.S. Government Money), 500 million shares are classified as Class T Common Stock (International), 500 million shares are classified as Class U Common Stock (High Yield), 500 million shares are classified as Class V Common Stock (Emerging), 100 million shares are classified as Class W Common Stock, 50 million shares are classified as Class X Common Stock (U.S. Core Equity), 50 million shares are classified as Class Y Common Stock (U.S. Core Fixed Income), 50 million shares are classified as Class Z Common Stock (Strategic Global Fixed Income), 50 million shares are classified as Class AA Common Stock (Municipal Bond), 50 million shares are classified as Class BB Common Stock (BEA Balanced), 50 million shares are classified as Class CC Common Stock (Short Duration), 100 million shares are classified as Class DD Common Stock, 100 million shares are classified as Class EE Common Stock, 50 million shares are classified as Class FF Common Stock (n/i Numeric Investors Micro Cap), 50 million shares are classified as Class GG Common Stock (n/i Numeric Investors Growth), 50 million shares are classified as Class HH Common Stock (n/i Numeric Investors Growth & Value), 100 million shares are classified as Class II Common Stock (BEA Investor International), 100 million shares are classified as Class JJ Common Stock (BEA Investor Emerging), 100 million shares are classified as Class KK Common Stock (BEA Investor High Yield), 100 million shares are classified as Class LL Common Stock (BEA Investor Global Telecom), 100 million shares are classified as Class MM Common Stock (BEA Advisor International), 100 million shares are classified as Class NN Common Stock (BEA Advisor Emerging), 100 million shares are classified as Class 00 Common Stock (BEA Advisor High Yield), 100 million shares are classified as Class PP Common Stock (BEA Advisor Global Telecom), 100 million shares are classified as Class QQ Common Stock (Boston Partners Institutional Large Cap), 100 million shares are classified as Class RR Common Stock (Boston Partners

Investor Large Cap), 100 million shares are classified as Class SS Common Stock (Boston Partners Advisor Large Cap), 100 million shares are classified as Class TT Common Stock (Boston Partners Investor Mid Cap); 100 million shares are classified as Class UU Common Stock (Boston Partners Institutional Mid Cap); 100 million shares are classified as Class VV Common Stock (Boston Partners Institutional Bond); 100 million shares are classified as Class WW Common Stock (Boston Partners Investor Bond); 50 million are classified as Class XX Common Stock (n/i Numeric Investors Larger Cap Value) 700 million shares are classified as Class Janney Money Common Stock (Money), 200 million shares are classified as Class Janney Municipal Money Common Stock (Municipal Money), 500 million shares are classified as Class Janney, Government Obligations Common Stock (Government Money), 100 million shares are classified as Class Janney N.Y. Municipal Money Common Stock (N.Y. Money), 1 million shares are classified as Class Beta 1 Common Stock (Money), 1 million shares are classified as Class Beta 2 Common Stock (Municipal Money), 1 million shares are classified as Class Beta 3 Common Stock (Government Money), 1 million shares are classified as Class Beta 4 Common Stock (N.Y. Money), 1 million shares are classified as Gamma 1 Common Stock (Money), 1 million shares are classified as Gamma 2 Common Stock (Municipal Money), 1 million shares are classified as Gamma 3 Common Stock (Government Money), 1 million shares are classified as Gamma 4 Common Stock (N.Y. Money), 1 million shares are classified as Delta 1 Common Stock (Money), 1 million shares are classified as Delta 2 Common Stock (Municipal Money), 1 million shares are classified as Delta 3 Common Stock (Government Money), 1 million shares are classified as Delta 4 Common Stock (N.Y. Money), 1 million shares are classified as Epsilon 1 Common Stock (Money), 1 million shares are classified as Epsilon 2 Common Stock (Municipal Money), 1 million shares are classified as Epsilon 3 Common Stock (Government Money), 1 million shares are classified as Epsilon 4 Common Stock (N.Y. Money), 1 million shares are classified as Zeta 1 Common Stock (Money), 1 million shares are classified as Zeta 2 Common Stock (Municipal Money), 1 million shares are classified as Zeta 3 Common Stock (Government Money), 1 million shares are classified as Zeta 4 Common Stock (N.Y. Money), 1 million shares are classified as Eta 1 Common Stock (Money), 1 million shares are classified as Eta 2 Common Stock (Municipal Money), 1 million shares are classified as Eta 3 Common Stock (Government Money), 1 million shares are classified as Eta 4 Common Stock (N.Y. Money), 1 million shares are classified as Theta 1 Common Stock (Money), 1 million shares are classified as Theta 2 Common Stock (Municipal Money), 1 million shares are classified as Theta 3 Common Stock (Government Money), and 1 million shares are classified as Theta 4 Common Stock (N.Y. Money). Shares of the Class II, JJ, KK and LL Common Stock constitute the BEA Investor classes. Under the Company's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common Stock from time to time.

         The classes of Common Stock have been grouped into fourteen separate "families:" the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the BEA Family, the Janney Montgomery Scott Money Family, the n/i Numeric Investors Family, Boston Partners Family, the Beta Family, the Gamma Family, the Delta Family, the Epsilon Family, the Zeta Family, the Eta Family and the Theta Family. The Cash Preservation Family represents interests in the Money Market and Municipal Money Market Portfolios; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the Bedford Family represents interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios; the BEA Family represents interests in ten non-money market portfolios; the Janney Montgomery Scott Family and the Beta, Gamma, Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, Government Obligations Money Market and New York Municipal Money Market Portfolios. The n/i Numeric Investors Family represents interests in four non-money market portfolios; the Boston Partners Family represents interest in three non-money market funds.

         The Company does not currently intend to hold annual meetings of
shareholders except as required by the 1940 Act or other applicable law.   The
Company's amended By-Laws provide that shareholders collectively owning at least ten percent of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

         As stated in the Prospectus, holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the Investment Company Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.


         Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law, (for example by Rule 18f-2 discussed above) or by the Company's Articles of Incorporation, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).


                                    MISCELLANEOUS


         COUNSEL. The law firm of Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as counsel to the Company and the non-interested directors.

         INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P., 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the Company's independent accountants.

         CONTROL PERSONS. As of November 15, 1997, to the Company's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Company indicated below. See "Additional Information Concerning Fund Shares" above. The Company does not know whether such persons also beneficially own such shares.



PORTFOLIO                      NAME AND ADDRESS                   PERCENT OWNED
---------                      ----------------                   -------------

Cash Preservation           Jewish Family and Children's               44.2%
Money Market Portfolio      Agency of Philadelphia
 (Class G)                  Capital Campaign
                            Attn:  S. Ramm
                            1610 Spruce Street
                            Philadelphia, PA  19103

PORTFOLIO                      NAME AND ADDRESS                   PERCENT OWNED
---------                      ----------------                   -------------

                            Dominic and Barbara Pisciotta              15.9%
                            and Successors in Trust under
                            the Dominic and Barbara
                            Pisciotta Caring Trust
                            207 Woodmere Way
                            St. Charles, MO  63303

Cash Preservation           Kenneth Farwell and Valerie                11.3%
Municipal Money Market      Farwell JTTEN
Portfolio                   3854 Sullivan
 (Class H)                  St. Louis, MO  63107

                            Gary L. Lange and                          32.6%
                            Susan D. Lange JTTEN
                            1354 Shady Knoll Ct.
                            Longwood, FL  32750

                            Andrew Diederich and                        6.2%
                            Doris Diederich JTTEN
                            1003 Lindeman
                            Des Peres, MO  63131

                            Gwendolyn Haynes                            5.2%
                            2757 Geyer
                            St. Louis, MO  63104
                            Savannah Thomas Trust                       6.3%
                            200 Madison Ave.
                            Rock Hill, MD  63119

Sansom Street Money         Wasner & Co.                               32.6%
Market Portfolio            FAO Paine Webber and Managed
 (Class I)                  Assets Sundry Holdings
                            Attn:  Joe Domizio
                            200 Stevens Drive
                            Lester, PA  19113

                            Saxon and Co.                              65.5%
                            FBO Paine Webber
                            P.O. Box 7780 1888
                            Philadelphia, PA  19182

BEA International           Blue Cross & Blue Shield of                6.10%
Equity - Institutional      Massachusetts Inc.
Class                       Retirement Income Trust
 (Class T)                  100 Summer Street
                            Boston, MA  02110-2106

PORTFOLIO                      NAME AND ADDRESS                   PERCENT OWNED
---------                      ----------------                   -------------

                            Credit Suisse Private Banking              6.89%
                            Dividend Reinvest Plan
                            c/o Credit Suisse PVT BKG
                            12 E. 49th Street, 40th Fl.
                            New York, NY  10017-1028

                            Indiana University Foundation              5.49%
                            Attn: Walter L. Koon, Jr.
                            P.O. Box 500
                            Bloomington, IN  47402-0500

                            Employees Ret. Plan Marshfield             5.31%
                            Clinic
                            1000 N. Oak Avenue
                            Marshfield, WI  54449

                            State Street Bank & Trust                  5.06%
                            FBC Consumers Energy
                            DTD 3-1-1997
                            P.O. Box 1992

                            Boston, MA  02105-1992
BEA International           Bob & Co.                                 87.30%
Equity Portfolio -          P.O. Box 1809
Advisor Class (Class        Boston, MA  02105-1809
 MM)

                            TRANSCORP                                 10.78%
                            FBO William E. Burns
                            P.O. Box 6535
                            Englewood, CO  80155-6535

BEA High Yield              Fidelity Investments                      15.61%
Portfolio -                 Institutional
Institutional Class         Operations Co. Inc. as Agent
 (Class U)                  for Certain Employee Benefit
                            Plan
                            100 Magellan Way #KWIC
                            Covington, KY  41015-1987

                            Guenter Full Trust Michelin               17.31%
                            North America Inc.
                            Master Trust
                            P.O. Box 19001
                            Greenville, SC  29602-9001

                            C S First Boston Pension Fund              6.15%
                            Park Avenue Plaza, 34th Floor
                            Attn: Steve Medici
                            55 E. 52nd Street
                            New York, NY  10055-0002

PORTFOLIO                      NAME AND ADDRESS                   PERCENT OWNED
---------                      ----------------                   -------------

                            Southdown Inc. Pension Plan                9.65%
                            MAC & Co.
                            Mutual Fund Operations
                            P.O. Box 3198
                            Pittsburgh, PA  31980

                            Edward J. Demske TTEE                      5.42%
                            Miami University Foundation
                            202 Roudebush Hall
                            Oxford, OH  45056

BEA High Yield              Richard A. Wilson TTEE                    10.81%
Portfolio - Advisor         E. Francis Wilson TTEE
 Class (Class OO)           The Wilson Family Trust
                            7612 March Avenue
                            West Hills, CA  91304-5232


                            Charles Schwab & Co.                      88.82%
                            Special Custody Account for the
                            Exclusive Benefit of Customers
                            101 Montgomery St.
                            San Francisco, CA 94104-4122

BEA Emerging Markets        Wachovia Bank North Carolina              26.22%
Equity Portfolio -          Trust for Carolina Power &
Institutional Class         Light Co.
 (Class V)                  Supplemental Retirement Trust
                            301 N. Main Street
                            Winston-Salem, NC  27101-3819

                            Hall Family Foundation                    38.21%
                            P.O. Box 419580
                            Kansas City, MO  64141-8400

                            Arkansas Public Employees                 18.33%
                            Retirement System
                            124 W. Capitol Avenue
                            Little Rock, AR 72201-3704

BEA Emerging Markets        Charles Schwab & Co.                      22.65%
Equity Portfolio -          Special Custody Account for the
Advisor Class               Exclusive Benefit of Customers
 (Class NN)                 101 Montgomery Street
                            San Francisco, CA 94104-4175

                            Donald W. Allgood                         72.66%
                            3106 Johannsen Dr.
                            Burlington, IA  52601-1541

PORTFOLIO                      NAME AND ADDRESS                   PERCENT OWNED
---------                      ----------------                   -------------

BEA US Core Equity          Patterson & Co.                           43.71%
Portfolio -                 P.O. Box 7829
Institutional Class         Philadelphia, PA 19101-7829
(Class X)

                            Credit Suisse Private Banking             13.51%
                            Dividend Reinvest Plan
                            c/o Credit Suisse PVT BKG
                            12 E. 49th Street, 40th Fl.
                            New York, NY 10017-1028

                            Fleet National Bank Trust                  5.86%
                            Hospital St. Raphael
                            Malpractice
                            Attn: 1958875020
                            P.O. Box 92800
                            Rochester, NY  14692-8900

                            Werner & Pfleiderer Pension                6.98%
                            Plan Employees
                            663 E. Crescent Avenue
                            Ramsey, NJ  07446-1220

                            Washington Hebrew Congregation            11.22%
                            3935 Macomb St. NW
                            Washington, DC  20016-3799

BEA US Core Fixed           New England UFCW & Employers'             24.30%
Income Portfolio -          Pension Fund Board of Trustees
Institutional Class         161 Forbes Road, Suite 201
 (Class Y)                  Braintree, MA  02184-2606

                            Patterson & Co.                            6.50%
                            P.O. Box 7829
                            Philadelphia, PA  19101-7829

                            MAC & Co                                   5.07%
                            Mutual Funds Operations
                            P.O. Box 3198
                            Pittsburgh, PA  15230-3198

                            Fidelity Investments                       9.70%
                            Institutional
                            Operations Co. Inc. (FIIOC) as
                            Agent for Credit Suisse First
                            Boston Employee's Savings PSP
                            100 Magellan Way #KWIC
                            Covington, KY  41015-1987

PORTFOLIO                      NAME AND ADDRESS                   PERCENT OWNED
---------                      ----------------                   -------------

                            DCA Food Industries Inc.                   8.95%
                            100 East Grand Avenue
                            Beloit, WI  53511-6255

                            State St. Bank & Trust TTE                 6.57%
                            Fenway Holdings LLC Master
                            Trust
                            P.O. Box 470
                            Boston, MA  02102-0470

                            The Valley Foundation                      6.47%
                            c/o Enterprise Trust
                            16450 Los Gatos Boulevard
                            Suite 210
                            Los Gatos, CA  95032-5594

BEA Strategic Global        Sunkist Master Trust                      32.35%
Fixed Income Portfolio      14130 Riverside Drive
 (Class Z)                  Sherman Oaks, CA  91423-2313

                            Patterson & Co.                           23.13%
                            P.O. Box 7829
                            Philadelphia, PA  19101-7829

                            Key Trust Co. of Ohio                     18.70%
                            FBO Eastern Enterp. Collective
                            Inv. Trust
                            P.O. Box 94870
                            Cleveland, OH 44101-4870

                            Hard & Co.                                17.34%
                            Trust for Abtco Inc.
                            Retirement Plan
                            c/o Associated Bank, N.A.
                            100 W. Wisconsin Ave.
                            Neenah, WI  54956-3012

BEA Municipal Bond          William A. Marquard                       39.48%
Fund Portfolio (Class       2199 Maysville Rd.
 AA)                        Carlisle, KY  40311-9716

                            Arnold Leon                               13.16%
                            c/o Fiduciary Trust Company
                            P.O. Box 3199
                            Church Street Station
                            New York, NY  10008-3199

                            Irwin Bard                                 6.51%
                            1750 North East 183rd St. North
                            Miami Beach, FL  33179-4908

PORTFOLIO                      NAME AND ADDRESS                   PERCENT OWNED
---------                      ----------------                   -------------

                            S. Finkelstein Family Fund                 5.01%
                            1755 York Ave., Apt. 35 BC
                            New York, NY  10128-6827

BEA Global Tele-            E. M. Warburg Pincus & Co. Inc.           17.48%
communications              466 Lexington Ave.
Portfolio - Advisor         New York, NY  10017-3140
 Class (Class PP)
                            Bea Associates 401K                       11.82%
                            153 East 53rd Street
                            New York, NY  10022-4611

                            John B. Hurford                           47.62%
                            153 E. 53rd St., Flr. 57
                            New York, NY  10022-4611

n/i Numeric Investors       Charles Schwab & Co. Inc.                  15.3%
Micro Cap Fund              Special Custody Account for the
 (Class FF)                 Exclusive Benefit of Customers
                            Attn: Mutual Funds
                            101 Montgomery Street
                            San Francisco, CA  94104

                            Public Inst. for Social                     6.1%
                            Security
                            1001 19th Street N, 16th Floor
                            Arlington, VA  22209

                            Portland General Corp.                     13.7%
                            Invest Trust
                            DTD 01/29/90
                            Attn:  William J. Valach
                            121 SW Salmon Street
                            Portland, OR  97202

                            State Street Bank and                       7.0%
                            Trust Company
                            FBO Yale Univ Ret Pln for Staff
                            Emp
                            State Street Bank & Trust Co.
                            Master TR Div
                            Attn:  Kevin Sutton
                            Solomon Williard Bldg. One
                            Enterprise Dr.
                            North Quincy, MA  02171

PORTFOLIO                      NAME AND ADDRESS                   PERCENT OWNED
---------                      ----------------                   -------------

n/i Numeric Investors       Charles Schwab & Co. Inc.                  18.6%
Growth Fund                 Special Custody Account for the
 (Class GG)                 Exclusive Benefit of Customers
                            Attn:  Mutual Funds
                            101 Montgomery Street
                            San Francisco, CA  94104

                            U.S. Equity Investment                      6.5%
                            Portfolio LP
                            c/o Asset Management Advisors
                            Inc.
                            1001 N. US Hwy 1 STE 800
                            Jupiter, FL  33477

                            Portland General Corp. VEBA                 5.7%
                            Plan
                            DTD 12/19/90
                            Attn:  William Valach
                            121 SW Salmon Street
                            Portland, OR  97202

                            CitiBank FSB                               18.9%
                            Sargent & Lundy Retirement
                            Trust
                            C/O CitiCorp
                            Attn:  D. Erwin Jr.
                            1410 N. West Shore Blvd.
                            Tampa, FL  33607

n/i Numeric Investors       Charles Schwab & Co. Inc.                  22.9%
Growth and Value            Special Custody Account for the
Fund (Class HH)             Exclusive Benefit of Customers
                            Attn:  Mutual Funds
                            101 Montgomery Street
                            San Francisco, CA  94104

                            Chase Manhattan Bank                       6.2%
                            Collins Group Trust I
                            840 Newport Center Dr.
                            Newport Beach, CA 92660

Boston Partners Large       Dr. Janice B. Yost                        26.2%
Cap Value Fund -            Trust Mary Black Foundation
Institutional Class         Inc.
 (Class QQ)                 Bell Hill-945 E. Main St.
                            Spartanburg, SC  29302

PORTFOLIO                      NAME AND ADDRESS                   PERCENT OWNED
---------                      ----------------                   -------------

                            Saxon and Co.                              12.4%
                            FBO UJF Equity Funds
                            P.O. Box 7780-1888
                            Philadelphia, PA  19182

                            Irving Fireman's Relief & Ret               8.1%
                            Fund
                            Lou Mayfield-Chairman
                            601 N. Beltline Ste. 20
                            Irving, TX  75061

                            John N. Brodson and                        10.0%
                            Paul A. Ebert
                            Trst Amer Coll of Surg Staf
                            Mem Ret Plan
                            55 E. Erie Street
                            Chicago, IL  60611

                            Wells Fargo Bank                           15.7%
                            Trst Stoel Rives
                            Tr 008125
                            P. O. Box 9800
                            Calabasas, CA  91308

                            Hawaiian Trust Company LTD                  6.3%
                            Trst The Estate of James
                            Campbell
                            Pension Fund
                            P.O. Box 3170
                            Honolulu, HI  96802-3170

                            Shady Side Academy Endowment               11.0%
                            423 Fox Chapel Rd.
                            Pittsburgh, PA 15238

Boston Partners Large       Fleet National Bank TTEE                    7.7%
Cap Value Fund -            Testa Hurwitz THIB
Investor Class              FBO Scott Birnbaum
 (Class RR)                 P.O. Box 92800
                            Rochester, NY 14692

                            National Financial Services                25.5%
                            Corp
                            For the Exclusive Benefit of
                            our Customers
                            Attn: Mutual Funds, 5th Floor
                            200 Liberty Street I World
                            Financial Center
                            New York, NY  10281

PORTFOLIO                      NAME AND ADDRESS                   PERCENT OWNED
---------                      ----------------                   -------------

                            Joseph P. Scherer                          10.3%
                            Rollover IRA
                            26 Embassy Ct
                            Cherry Hill, NJ  08002

                            Linda C. Brodson                            7.3%
                            Trst Linda C. Brodson Trust
                            465 Lakeside Pl
                            Highland Park, IL  60035

                            John N. Brodson                             7.3%
                            Trust John N. Brodson Trust
                            U/A DTD 08/06/87
                            465 Lakeside Pl
                            Highland Park, IL  60035

                            Charles Schwab & Co. Inc.                  12.0%
                            Special Custody Account
                            for Bene of Cust
                            Attn:  Mutual Funds
                            101 Montgomery Street
                            San Francisco, CA  94104

                            Mark R. Scott                               6.1%
                            and Maryann Scott
                            JTTEN WROS
                            2543 Longmount Dr.
                            Wexford, PA 15090

Boston Partners Mid         National Financial SVCS Corp.              27.2%
Cap Value Fund              For Exclusive Bene of our
Investor Class              Customers
 (Class TT)                 Sal Vella
                            200 Liberty Street
                            New York, NY  10281

                            Charles Schwab & Co. Inc.                  32.0%
                            Special Custody Account for
                            Bene of Cust
                            Attn:  Mutual Funds
                            101 Montgomery St.
                            San Francisco, CA  94104

                            George B. Smithy, Jr.                      13.0%
                            38 Greenwood Road
                            Wellesley, MA  02181

PORTFOLIO                      NAME AND ADDRESS                   PERCENT OWNED
---------                      ----------------                   -------------

                            John N. Brodson                             6.4%
                            Trst John N. Brodson Trust
                            U/A DTD 08/06/87
                            465 Lakeside Pl
                            Highland Park, IL  60035

                            Linda C. Brodson                            6.4%
                            Trst Linda C. Brodson Trust
                            465 Lakeside Pl
                            Highland Park, IL  60035

Boston Partners Mid         Wells Fargo Bank Cust                       5.4%
Cap Value Fund              FBO William W. Carter
Institutional Class         IRA FIP  007430
 (Class UU)                 P.O. Box 1389
                            San Carlos, CA  94070-1389

                            USNB of Oregon                             77.2%
                            Cust Jean Vollum
                            Attn:  Mutual Funds
                            P.O. Box 3168
                            Portland, OR  97208



         As of the above date, directors and officers as a group owned less than one percent of the shares of the Company.


                                 FINANCIAL STATEMENTS

         The audited financial statements and notes thereto in the Funds'
Annual Report to Shareholders for the fiscal year ended August 31, 1997 (the "1997 Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 1997 Annual Report are incorporated by reference herein. The financial statements included in the 1997 Annual Report have been audited by the Fund's independent accountants, Coopers & Lybrand L.L.P. The reports of Coopers & Lybrand L.L.P. are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the 1997 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

                                      APPENDIX A


COMMERCIAL PAPER RATINGS


         A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         "A-2" - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         "A-3" - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         "B" - Issues are regarded as having only a speculative capacity for timely payment.

         "C" - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         "D" - Issues are in payment default. The "D" rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.


         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:


         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effects of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.


         The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

         "D-1+" - Debt possesses highest certainty of timely payment.
Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

         "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


         Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

         "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" ratings.

         "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

         "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

         "D" - Securities are in actual or imminent payment default.

         "LOC" - The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.


         Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:


         "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

         "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

         "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


         IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

         "A1" - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of "A1+" is assigned.

         "A2" - Obligations are supported by a satisfactory capacity for timely repayment although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

         "A3" - Obligations are supported by an adequate capacity for timely repayment such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

         "B" - Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

         "C" - Obligations for which there is a high risk of default or which are currently in default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - This designation represents the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


         "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


         "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

         "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

         PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

    The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.


         "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

         Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.


         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

         The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

         "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

         "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

         To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

         The following summarizes the ratings used by Fitch for corporate and municipal bonds:

         "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

         "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         "BB" - Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

         "B" - Bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         "CCC" - Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

         "CC" - Bonds are minimally protected. Default in payments of interest and/or principal seems probable over time.

         "C" - Bonds are in imminent default in payment of interest or principal.

         "DDD," "DD" and "D" - Bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

         To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

         IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

         "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

         "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

         "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

         "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

         "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

         IBCA may append a rating of plus (+) or minus (-) to a rating below "AAA" to denote relative status within major rating categories.


         Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

         "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

         "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

         "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BBB" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

         "D" - This designation indicates that the long-term debt is in default.

         PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS


         A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

         "SG" - This designation denotes speculative quality and lack of margins of protection.

         Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                      APPENDIX B



         As stated in the Prospectus, the Funds may enter into certain futures transactions. Such transactions are described in this Appendix.


I.  INTEREST RATE FUTURES CONTRACTS


         Use of Interest Rate Futures Contracts.  Bond prices are established
in both the cash market and the futures market.   In the cash market, bonds are
purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         A Fund could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

         Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

         With regard to each Fund, the Adviser also anticipates engaging in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

II.  INDEX FUTURES CONTRACTS


         General. A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market indexes, such as Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the

Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. With regard to each Fund, to the extent consistent with its investment objective, the Adviser anticipates engaging in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).


         A Fund might sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund might do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund might purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

         In addition, a Fund might utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

III.     FUTURES CONTRACTS ON FOREIGN CURRENCIES


         A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency, for an amount fixed in U.S. dollars (or another currency). Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between different currencies arising from multinational transactions.

IV.  MARGIN PAYMENTS


         Unlike purchase or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a custodian an amount of liquid assets known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS


         There are several risks in connection with the use of futures by a Fund. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of any instruments which are the subject of a hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge.
To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.


         When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and any instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.


         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.


         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.
The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Successful use of futures by a Fund is also subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.


         The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.


VI.  OPTIONS ON FUTURES CONTRACTS

         A Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.


         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying securities or currencies, an option may or may not be less risky than ownership of the futures contract or such securities or currencies. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.


VII.  OTHER MATTERS

         Accounting for futures contracts will be in accordance with generally accepted accounting principles.

         The Funds intend to comply with the regulations of the Commodity Futures Trading Commission exempting the Funds from registration as a "commodity pool operator."

                                        PART C

                                  OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements:

    (1)  Included in Part A of the Registration Statement:



         Financial Highlights for an Institutional Share outstanding throughout each period for the fiscal years ended August 31, 1997, August 31, 1996, August 31, 1995 and August 31, 1994 and the period October 1992 (commencement of public offering) through August 31, 1993 for the BEA International Equity Fund; for the fiscal years ended August 31, 1997, August 31, 1996, August 31, 1995 and August 31, 1994 and the period from February 1, 1993 (commencement of public offering) through August 31, 1993 for the BEA Emerging Markets Equity Fund; for the fiscal years ended August 31, 1997 and August 31, 1996 and for the period from September 1, 1994 (commencement of public offering) through August 31, 1995 for the U.S. Core Equity Fund; for the fiscal years ended August 31, 1997, August 31, 1996 and August 31, 1995 and for the period from June 28, 1994 (commencement of public offering) through August 31, 1994 for the Strategic Global Fixed Income Fund; for the fiscal years ended August 31, 1997, August 31, 1996, August 31, 1995 and August 31, 1994 and for the period from March 1, 1993 (commencement of public offering) through August 31, 1993 for the BEA High Yield Fund; and for the fiscal years August 31, 1997, August 31, 1996 and August 31, 1995 and for the period from June 20, 1994 (commencement of public offering) through August 31, 1994 for the BEA Municipal Bond Fund.

         Financial Highlights for an Advisor Share outstanding throughout the period from November 1, 1996 (commencement of public offering) through August 31, 1997 for the BEA International Equity Fund, BEA Emerging Markets Equity Fund, BEA High Yield Fund and BEA Global Telecommunications Fund.


    (2)  Incorporated by reference into Part B:


         Audited Financial Statements included in Registrant's Annual Reports to Shareholders dated October 17, 1997 for the Institutional Classes of the BEA International Equity Fund, BEA Emerging Equity Fund, BEA U.S. Core Equity Fund, BEA U.S. Core Fixed Income Fund, BEA Strategic Global Fixed Income Fund, BEA High Yield Fund and BEA Municipal Bond Fund, and for the Advisor Classes of the BEA International Equity Fund, BEA Emerging Markets Equity Fund, BEA High Yield Fund and BEA Global Telecommunications Fund, which has been previously filed with the Commission.


 (b) Exhibits:                                                       SEE NOTE #
                                                                    ----------
     (1)  (a)  Articles of Incorporation of Registrant                   1

          (b)  Articles Supplementary of Registrant.                     1

          (c)  Articles of Amendment to Articles of Incorporation        2
               of Registrant.

          (d)  Articles Supplementary of Registrant.                     2

 (b) Exhibits:                                                       SEE NOTE #
                                                                    ----------

          (e)  Articles Supplementary of Registrant.                     5

          (f)  Articles Supplementary of Registrant.                     6

          (g)  Articles Supplementary of Registrant.                     9

          (h)  Articles Supplementary of Registrant.                     10

          (i)  Articles Supplementary of Registrant.                     14

          (j)  Articles Supplementary of Registrant.                     14

          (k)  Articles Supplementary of Registrant.                     19

          (l)  Articles Supplementary of Registrant.                     19

          (m)  Articles Supplementary of Registrant.                     19

          (n)  Articles Supplementary of Registrant.                     19

          (o)  Articles Supplementary of Registrant.                     20

          (p)  Articles Supplementary of Registrant.                     23

          (q)  Articles Supplementary of Registrant.                     25

          (r)  Articles Supplementary of Registrant.                     27

          (s)  Articles of Amendment to Charter of the Registrant.       28

          (t)  Articles Supplementary of Registrant.                     28


     (2)  By-Laws, as amended                                            28

     (3)  None.

     (4)  (a)  See Articles VI, VII, VIII, IX and XI of                  1
               Registrant's Articles of Incorporation dated
               February 17, 1988.

          (b)  See Articles II, III, VI, XIII, and XIV of                23
               Registrant's By-Laws as amended through April 26,
               1996.

     (5)  (a)  Investment Advisory Agreement (Money Market)              3
               between Registrant and Provident Institutional
               Management Corporation, dated as of August 16,
               1988.

          (b)  Sub-Advisory Agreement (Money Market) between             3
               Provident Institutional Management Corporation and
               Provident National Bank, dated as of August 16,
               1988.

          (c)  Investment Advisory Agreement (Tax-Free Money             3
               Market) between Registrant and Provident
               Institutional Management Corporation, dated as of August 16, 1988.

          (d)  Sub-Advisory Agreement (Tax-Free Money Market)            3
               between Provident Institutional Management
               Corporation and Provident National Bank, dated as of August 16, 1988.

 (b) Exhibits:                                                        SEE NOTE #
                                                                     ----------

          (e)  Investment Advisory Agreement (Government                 3
               Obligations Money Market) between Registrant and
               Provident Institutional Management Corporation, dated as of August 16, 1988.

          (f)  Sub-Advisory Agreement (Government Obligations            3
               Money Market) between Provident Institutional
               Management Corporation and Provident National Bank, dated as of August 16, 1988.

          (g)  Investment Advisory Agreement (Government                 8
               Securities) between Registrant and Provident
               Institutional Management Corporation dated as of April 8, 1991.

          (h)  Investment Advisory Agreement (New York Municipal         9
               Money Market) between Registrant and Provident
               Institutional Management Corporation dated November
               5, 1991.

          (i)  Investment Advisory Agreement (Tax-Free Money             10
               Market) between Registrant and Provident
               Institutional Management Corporation dated April
               21, 1992.

          (j)  Investment Advisory Agreement (BEA International          11
               Equity Portfolio) between Registrant and BEA
               Associates.

          (k)  Investment Advisory Agreement (BEA Strategic Fixed        11
               Income Portfolio) between Registrant and BEA
               Associates.

          (l)  Investment Advisory Agreement (BEA Emerging Markets       11
               Equity Portfolio) between Registrant and BEA
               Associates.

          (m)  Investment Advisory Agreement (BEA U.S. Core Equity       15
               Portfolio) between Registrant and BEA Associates, dated as of October 27, 1993.

          (n)  Investment Advisory Agreement (BEA U.S. Core Fixed        15
               Income Portfolio) between Registrant and BEA
               Associates, dated as of October 27, 1993.

          (o)  Investment Advisory Agreement (BEA Global Fixed           15
               Income Portfolio) between Registrant and BEA
               Associates, dated as of October 27, 1993.

          (p)  Investment Advisory Agreement (BEA Municipal Bond         15
               Fund Portfolio) between Registrant and BEA
               Associates, dated as of October 27, 1993.

          (q)  Investment Advisory Agreement (BEA Balanced)              16
               between Registrant and BEA Associates.

          (r)  Investment Advisory Agreement (BEA Short Duration         16
               Portfolio) between Registrant and BEA Associates.

 (b) Exhibits:                                                        SEE NOTE #
                                                                     ----------

          (s)  Investment Advisory Agreement (n/i Micro Cap Fund)        23
               between Registrant and Numeric Investors, L.P.

          (t)  Investment Advisory Agreement (n/i Growth Fund)           23
               between Registrant and Numeric Investors, L.P.

          (u)  Investment Advisory Agreement (n/i Growth & Value         23
               Fund) between Registrant and Numeric Investors,
               L.P.

          (v)  Investment Advisory Agreement (BEA Global                 24
               Telecommunications Portfolio) between Registrant and BEA Associates.

          (w)  Investment Advisory Agreement (Boston Partners            26
               Large Cap Value Fund) between Registrant and Boston
               Partners Asset Management, L.P.

          (x)  Investment Advisory Agreement (Boston Partners Mid        28
               Cap Value Fund) between Registrant and Boston
               Partners Asset Management, L.P.

   (6)    (r)  Distribution Agreement and Supplements (Classes A         8
               through Q) between the Registrant and Counsellors
               Securities Inc. dated as of April 10, 1991.

          (s)  Distribution Agreement Supplement (Classes L, M, N        9
               and 0) between the Registrant and Counsellors
               Securities Inc. dated as of November 5, 1991.

          (t)  Distribution Agreement Supplements (Classes R, S,         9
               and Alpha 1 through Theta 4) between the Registrant and Counsellors Securities Inc. dated as of November 5, 1991.

          (u)  Distribution Agreement Supplement (Classes T, U and       10
               V) between the Registrant and Counsellors
               Securities Inc. dated as of September 18, 1992.

          (w)  Distribution Agreement Supplement (Classes X, Y, Z        14
               and AA) between the Registrant and Counselors
               Securities Inc.

          (x)  Distribution Agreement Supplement (Classes BB and         18
               CC) between Registrant and Counsellors Securities
               Inc. dated as of October 26, 1994.

          (z)  Distribution Agreement Supplement (Classes L, M, N        19
               and O) between the Registrant and Counsellors
               Securities Inc.


          (aa) Distribution Agreement Supplement (Classes R, S)          19
               between the Registrant and Counsellors Securities
               Inc.

 (b) Exhibits:                                                        SEE NOTE #
                                                                     ----------

          (bb) Distribution Agreement Supplements (Classes Alpha 1       19
               through Theta 4) between the Registrant and Counsellors Securities Inc.

          (cc) Distribution Agreement Supplement (Janney Classes)        20
               between the Registrant and Counsellors Securities
               Inc.

          (dd) Distribution Agreement Supplement ni Classes              23
               (Classes FF, GG and HH) between Registrant and
               Counsellors Securities Inc.

          (ee) Distribution Agreement Supplement (Classes II, JJ,        24
               KK, and LL) between Registrant and Counsellors
               Securities Inc.

          (ff) Distribution Agreement Supplement (Classes MM, NN,        24
               OO, and PP) between Registrant and Counsellors
               Securities Inc.

          (gg) Distribution Agreement Supplement (Class QQ)              26
               between Registrant and Counsellors Securities Inc.

          (hh) Distribution Agreement Supplement (Class RR)              27
               between Registrant and Counsellors Securities Inc.

          (ii) Distribution Agreement Supplement (Class SS)              27
               between Registrant and Counsellors Securities Inc.

          (jj) Distribution Agreement Supplement (Class TT)              28
               between Registrant and Counsellors Securities Inc.

          (kk) Distribution Agreement Supplement (Class UU)              28
               between Registrant and Counsellors Securities Inc.

     (7)  Fund Office Retirement Profit-Sharing and Trust                29
          Agreement, dated as of October 24, 1990, as amended.

     (8)  (a)  Custodian Agreement between Registrant and                3
               Provident National Bank dated as of August 16,
               1988.

          (b)  Sub-Custodian Agreement among The Chase Manhattan         10
               Bank, N.A., the Registrant and Provident National
               Bank, dated as of July 13, 1992, relating to custody of Registrant's foreign securities.

          (e)  Amendment No. 1 to Custodian Agreement dated August       9
               16, 1988.

          (f)  Agreement between Brown Brothers Harriman & Co. and       10
               Registrant on behalf of BEA International Equity
               Portfolio, dated September 18, 1992.

 (b) Exhibits:                                                        SEE NOTE #
                                                                     ----------

          (g)  Agreement between Brown Brothers Harriman & Co. and       10
               Registrant on behalf of BEA Strategic Fixed Income
               Portfolio, dated September 18, 1992.

          (h)  Agreement between Brown Brothers Harriman & Co. and       10
               Registrant on behalf of BEA Emerging Markets Equity Portfolio, dated September 18, 1992.

          (i)  Agreement between Brown Brothers Harriman & Co. and       15
               Registrant on behalf of BEA Emerging Markets
               Equity, BEA International Equity, BEA Strategic
               Fixed Income and BEA Global Fixed Income
               Portfolios, dated as of November 29, 1993.

          (j)  Agreement between Brown Brothers Harriman & Co. and       15
               Registrant on behalf of BEA U.S. Core Equity and
               BEA U.S. Core Fixed Income Portfolios dated as of
               November 29, 1993.

          (k)  Custodian Contract between Registrant and State           18
               Street Bank and Trust Company.

          (l)  Custody Agreement between Registrant and Custodial        23
               Trust Company on behalf of n/i Micro Cap Fund, n/i
               Growth Fund and n/i Growth & Value Fund Portfolios of the Registrant.

          (m)  Custodian Agreement Supplement Between Registrant         26
               and PNC Bank, National Association dated October
               16, 1996.

          (n)  Custodian Agreement Supplement between Registrant         27
               and Brown Brothers Harriman & Co. on behalf of the BEA Municipal Bond Fund.

          (o)  Custodian Agreement Supplement between Registrant         28
               and PNC Bank, National Association, on behalf of the Boston Partners Mid Cap Value Fund.

     (9)  (a)  Transfer Agency Agreement (Sansom Street) between         3
               Registrant and Provident Financial Processing
               Corporation, dated as of August 16, 1988.

          (b)  Transfer Agency Agreement (Cash Preservation)             3
               between Registrant and Provident Financial
               Processing Corporation, dated as of August 16,
               1988.

          (c)  Shareholder Servicing Agreement (Sansom Street            3
               Money Market).

          (d)  Shareholder Servicing Agreement (Sansom Street Tax-       3
               Free Money Market).

          (e)  Shareholder Servicing Agreement (Sansom Street            3
               Government Obligations Money Market).

 (b) Exhibits:                                                        SEE NOTE #
                                                                     ----------

          (f)  Shareholder Services Plan (Sansom Street Money            3
               Market).

          (g)  Shareholder Services Plan (Sansom Street Tax-Free         3
               Money Market).

          (h)  Shareholder Services Plan (Sansom Street Government       3
               Obligations Money Market).

          (i)  Transfer Agency Agreement (Bedford) between               3
               Registrant and Provident Financial Processing
               Corporation, dated as of August 16, 1988.

          (j)  Administration and Accounting Services Agreement          8
               between Registrant and Provident Financial
               Processing Corporation, relating to Government
               Securities Portfolio, dated as of April 10, 1991.

          (k)  Administration and Accounting Services Agreement          9
               between Registrant and Provident Financial
               Processing Corporation, relating to New York
               Municipal Money Market Portfolio dated as of
               November 5, 1991.

          (l)  Administration and Accounting Services Agreement          10
               between Registrant and Provident Financial
               Processing Corporation (BEA International Equity) dated September 18, 1992.

          (m)  Administration and Accounting Services Agreement          10
               between Registrant and Provident Financial
               Processing Corporation (BEA Strategic Fixed Income) dated September 18, 1992.

          (n)  Administration and Accounting Services Agreement          10
               between Registrant and Provident Financial
               Processing Corporation (BEA Emerging Markets
               Equity) dated September 18, 1992.

          (o)  Transfer Agency Agreement and Supplements                 9
               (Bradford, Alpha (now known as Janney), Beta,
               Gamma, Delta, Epsilon, Zeta, Eta and Theta) between Registrant and Provident Financial Processing
               Corporation dated as of November 5, 1991.

          (p)  Transfer Agency Agreement Supplement (BEA) between        10
               Registrant and Provident Financial Processing
               Corporation dated as of September 19, 1992.

          (q)  Administrative Services Agreement between                 10
               Registrant and Counsellor's Fund Services, Inc.
               (BEA Portfolios) dated September 18, 1992.

 (b) Exhibits:                                                        SEE NOTE #
                                                                     ----------


          (r)  Administration and Accounting Services Agreement          10
               between Registrant and Provident Financial
               Processing Corporation, relating to Tax-Free Money
               Market Portfolio, dated as of April 21, 1992.

          (s)  Transfer Agency Agreement Supplement (BEA U.S. Core       15
               Equity, BEA U.S. Core Fixed Income, BEA Global
               Fixed Income and BEA Municipal Bond Fund
               Portfolios) between Registrant and PFPC Inc. dated as October 27, 1993.

          (t)  Administration and Accounting Services Agreement          15
               between Registrant and PFPC Inc. relating to BEA
               U.S. Core Equity Portfolio dated as of October 27,
               1993.

          (u)  Administration and Accounting Services Agreement          15
               between Registrant and PFPC Inc. (BEA U.S. Core
               Fixed Income Portfolio) dated October 27, 1993.

          (v)  Administration and Accounting Services Agreement          15
               between Registrant and PFPC Inc. (International
               Fixed Income Portfolio) dated October 27, 1993.

          (w)  Administration and Accounting Services Agreement          15
               between Registrant and PFPC Inc. (Municipal Bond
               Fund Portfolio) dated October 27, 1993.

          (x)  Transfer Agency Agreement Supplement (BEA Balanced        18
               and Short Duration Portfolios) between Registrant and PFPC Inc. dated October 26, 1994.

          (y)  Administration and Accounting Services Agreement          18
               between Registrant and PFPC Inc. (BEA Balanced
               Portfolio) dated October 26, 1994.

          (z)  Administration and Accounting Services Agreement          18
               between Registrant and PFPC Inc. (BEA Short
               Duration Portfolio) dated October 26, 1994.

          (aa) Administrative Services Agreement Supplement              18
               between Registrant and Counsellors Fund Services,
               Inc. (BEA Classes) dated October 26, 1994.

          (bb) Transfer Agency and Service Agreement between             21
               Registrant and State Street Bank and Trust Company and PFPC, Inc. dated February 1, 1995.

          (cc) Supplement to Transfer Agency and Service Agreement       21
               between Registrant, State Street Bank and Trust
               Company, Inc. and PFPC dated April 10, 1995.

 (b) Exhibits:                                                        SEE NOTE #
                                                                     ----------

          (dd) Amended and Restated Credit Agreement dated               22
               December 15, 1994.

          (ee) Transfer Agency Agreement Supplement (n/i Micro Cap       23
               Fund, n/i Growth Fund and n/i Growth & Value Fund) between Registrant and PFPC, Inc. dated April 14,
               1996.

          (ff) Administration and Accounting Services Agreement          23
               between Registrant and PFPC, Inc. (n/i Micro Cap
               Fund) dated April 24, 1996.

          (gg) Administration and Accounting Services Agreement          23
               between Registrant and PFPC, Inc. (n/i Growth Fund) dated April 24, 1996.

          (hh) Administration and Accounting Services Agreement          23
               between Registrant and PFPC, Inc. (n/i Growth &
               Value Fund) dated April 24, 1996.

          (ii) Administrative Services Agreement between                 23
               Registrant and Counsellors Fund Services, Inc. (n/i
               Micro Cap Fund, n/i Growth Fund and n/i Growth &
               Value Fund) dated April 24, 1996.

          (jj) Administration and Accounting Services Agreement          24
               between Registrant and PFPC, Inc. (BEA Global
               Telecommunications Portfolio).

          (kk) Co-Administration Agreement between Registrant            24
               Investor and BEA Associates (BEA International
               Equity Investor Portfolio).

          (ll) Co-Administration Agreement between Registrant and        24
               BEA Associates (BEA International Equity Advisor
               Portfolio).

          (mm) Co-Administration Agreement between Registrant and        24
               BEA Associates (BEA Emerging Markets Equity
               Investor Portfolio).

          (nn) Co-Administration Agreement between Registrant and        24
               BEA Associates (BEA Emerging Markets Equity Advisor
               Portfolio).

          (oo) Co-Administration Agreement between Registrant and        24
               BEA Associates (BEA High Yield Investor Portfolio).

          (pp) Co-Administration Agreement between Registrant and        24
               BEA Associates (BEA High Yield Advisor Portfolio).

          (qq) Co-Administration Agreement between Registrant and        24
               BEA Associates (BEA Global Telecommunications
               Investor Portfolio).

          (rr) Co-Administration Agreement between Registrant and        24
               BEA Associates (BEA Global Telecommunications
               Advisor Portfolio).

 (b) Exhibits:                                                        SEE NOTE #
                                                                     ----------

          (ss) Transfer Agreement and Service Agreement between          24
               Registrant and State Street Bank and Trust Company.

          (tt) Administration and Accounting Services Agreement          27
               between the Registrant and PFPC Inc. dated October
               16, 1996 (Boston Partners Large Cap Value Fund).

          (uu) Transfer Agency Agreement Supplement between              26
               Registrant and PFPC Inc. (Boston Partners Large Cap
               Value Fund, Institutional Class).

          (vv) Transfer Agency Agreement Supplement between              26
               Registrant and PFPC Inc. (Boston Partners Large Cap
               Value Fund, Investor Class).

          (ww) Transfer Agency Agreement Supplement between              26
               Registrant and PFPC Inc. (Boston Partners Large Cap
               Value Fund, Advisor Class).

          (xx) Transfer Agency Agreement Supplement between              28
               Registrant and PFPC Inc., (Boston Partners Mid Cap
               Value Fund, Institutional Class).

          (yy) Transfer Agency Agreement Supplement between              28
               Registrant and PFPC Inc., (Boston Partners Mid Cap
               Value Fund, Investor Class).

          (zz) Administration and Accounting Services Agreement          28
               between Registrant and PFPC Inc. dated, May 30,
               1997 (Boston Partners Mid Cap Value Fund).




     (11) (a)  Consent of Drinker Biddle & Reath LLP.

          (b)  Consent of Coopers & Lybrand LLP.


     (12)      None.

     (13) (a)  Subscription Agreement (relating to Classes A             2
               through N).

          (b)  Subscription Agreement between Registrant and             7
               Planco Financial Services, Inc., relating to
               Classes O and P.

          (c)  Subscription Agreement between Registrant and             7
               Planco Financial Services, Inc., relating to Class
               Q.

          (d)  Subscription Agreement between Registrant and             9
               Counsellors Securities Inc. relating to Classes R,
               S, and Alpha 1 through Theta 4.

          (e)  Subscription Agreement between Registrant and             10
               Counsellors Securities Inc. relating to Classes T,
               U and V.

          (f)  Subscription Agreement between Registrant and             18
               Counsellor's Securities Inc. relating to Classes BB and CC.

 (b) Exhibits:                                                        SEE NOTE #
                                                                     ----------

          (g)  Purchase Agreement between Registrant and Numeric         23
               Investors, L.P. relating to Class FF (n/i Micro Cap
               Fund).

          (h)  Purchase Agreement between Registrant and Numeric         23
               Investors, L.P. relating to Class GG (n/i Growth
               Fund).

          (i)  Purchase Agreement between Registrant and Numeric         23
               Investors, L.P. relating to Class HH (n/i Growth &
               Value Fund).

          (j)  Subscription Agreement between Registrant and             24
               Counsellors Securities, Inc. relating to Classes II through PP.

          (k)  Purchase Agreement between Registrant and Boston          27
               Partners Asset Management, L.P. relating to Classes
               QQ, RR and SS.  (Boston Partners Large Cap Value
               Fund).

          (l)  Purchase Agreement between Registrant and Boston          28
               Partners Asset Management, L.P. relating to Classes
               TT, and UU.  (Boston Partners Mid Cap Value Fund).

     (14)      None.

     (15) (a)  Plan of Distribution (Sansom Street Money Market).        3

          (b)  Plan of Distribution (Sansom Street Tax-Free Money        3
               Market).

          (c)  Plan of Distribution (Sansom Street Government            3
               Obligations Money Market).

          (d)  Plan of Distribution (Cash Preservation Money).           3

          (e)  Plan of Distribution (Cash Preservation Tax-Free          3
               Money Market).

          (f)  Plan of Distribution (Bedford Money Market).              3

          (g)  Plan of Distribution (Bedford Tax-Free Money              3
               Market).

          (h)  Plan of Distribution (Bedford Government                  3
               Obligations Money Market).

          (i)  Plan of Distribution (Income Opportunities High           7
               Yield).

          (j)  Amendment No. 1 to Plans of Distribution (Classes A       8
               through Q).

          (k)  Plan of Distribution (Alpha (now known as Janney)         9
               Money Market).

          (l)  Plan of Distribution (Alpha (now known as Janney)         9
               Tax-Free Money Market (now known as the Municipal
               Money Market)).

          (m)  Plan of Distribution (Alpha (now known as Janney)         9
               Government Obligations Money Market).

          (n)  Plan of Distribution (Alpha (now known as Janney)         9
               New York Municipal Money Market).

          (o)  Plan of Distribution (Beta Money Market).                 9

          (p)  Plan of Distribution (Beta Tax-Free Money Market).        9

          (q)  Plan of Distribution (Beta Government Obligations         9
               Money Market).

          (r)  Plan of Distribution (Beta New York Money Market).        9

          (s)  Plan of Distribution (Gamma Money Market).                9

          (t)  Plan of Distribution (Gamma Tax-Free Money Market).       9

          (u)  Plan of Distribution (Gamma Government Obligations        9
               Money Market).

          (v)  Plan of Distribution (Gamma New York Municipal            9
               Money Market).

          (w)  Plan of Distribution (Delta Money Market).                9


          (x)  Plan of Distribution (Delta Tax-Free Money Market).       9

          (y)  Plan of Distribution (Delta Government Obligations        9
               Money Market).

          (z)  Plan of Distribution (Delta New York Municipal            9
               Money Market).

          (aa) Plan of Distribution (Epsilon Money Market).              9

          (bb) Plan of Distribution (Epsilon Tax-Free Money              9
               Market).

          (cc) Plan of Distribution (Epsilon Government Municipal        9
               Money Market).

          (dd) Plan of Distribution (Epsilon New York Municipal          9
               Money Market).

          (ee) Plan of Distribution (Zeta Money Market).                 9


          (ff) Plan of Distribution (Zeta Tax-Free Money Market).        9

          (gg) Plan of Distribution (Zeta Government Obligations         9
               Money Market).

          (hh) Plan of Distribution (Zeta New York Municipal Money       9
               Market).

          (ii) Plan of Distribution (Eta Money Market).                  9

          (jj) Plan of Distribution (Eta Tax-Free Money Market).         9

 (b) Exhibits:                                                        SEE NOTE #
                                                                     ----------

          (kk) Plan of Distribution (Eta Government Obligations          9
               Money Market).

          (ll) Plan at Distribution (Eta New York Municipal Money        9
               Market).

          (mm) Plan of Distribution (Theta Money Market).                9

          (nn) Plan of Distribution (Theta Tax-Free Money Market).       9

          (oo) Plan of Distribution (Theta Government Obligations        9
               Money Market).

          (pp) Plan of Distribution (Theta New York Municipal            9
               Money Market).

          (qq) Plan of Distribution (BEA International Equity            24
               Investor).

          (rr) Plan of Distribution (BEA International Equity            24
               Advisor).

          (ss) Plan of Distribution (BEA Emerging Markets Equity         24
               Investor).


          (tt) Plan of Distribution (BEA Emerging Markets Equity         24
               Advisor).

          (uu) Plan of Distribution (BEA High Yield Investor).           24

          (vv) Plan of Distribution (BEA High Yield Advisor).            24

          (ww) Plan of Distribution (BEA Global Telecommunications       24
               Investor).

          (xx) Plan of Distribution (BEA Global Telecommunications       24
               Advisor).

          (yy) Plan of Distribution (Boston Partners Large Cap           26
               Value Fund Institutional Class)

          (zz) Plan of Distribution (Boston Partners Large Cap           27
               Value Fund Investor Class)

          (aaa)     Plan of Distribution (Boston Partners Large          27
                    Cap Value Fund Advisor Class)

          (bbb)     Plan of Distribution (Boston Partners Mid Cap        27
                    Value Fund Investor Class)

          (ccc)     Plan of Distribution (Boston Partners Mid Cap        27
                    Value Fund Institutional Class)

     (16) (a)  Schedule of Computation of Performance Quotations         29

     (16) (b)  Schedule of Computation of Performance Quotations

     (17) Financial Data Schedules for BEA Portfolios.

     (18) Amended 18f-3 Plan.                                            29

NOTE #

1 Incorporated herein by reference to the same exhibit number of Registrant's Registration Statement (No. 33-20827) filed on March 24, 1988.

2 Incorporated herein by reference to the same exhibit number of Pre-Effective Amendment No. 2 to Registrant's Registration Statement (No. 33-20827) filed on July 12, 1988.

3 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989.

4 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 2 to Registrant's Registration Statement (No. 33-20827) filed on October 25, 1989.

5 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 3 to the Registrant's Registration Statement (No. 33-20827) filed on April 27, 1990.

6 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 4 to the Registrant's Registration Statement (No. 33-20827) filed on May 1, 1990.

7 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 5 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1990.

8 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 6 to the Registrant's Registration Statement (No. 33-20827) filed on October 24, 1991.

9 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992.

10 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 8 to the Registrant's Registration Statement (No. 33-20827) filed on October 22, 1992.

11 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 9 to the Registrant's Registration Statement (No. 33-20827) filed on December 16, 1992.

12 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 11 to the Registrant's Registration Statement (No. 33-20827) filed on June 21, 1993.

13 Incorporated herein by reference to the same exhibit number Post-Effective Amendment No. 12 to the Registrant's Registration Statement (No. 33-20827) filed on July 27, 1993.

14 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 13 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1993.

15 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 14 to the Registrant's Registration Statement (No. 33-20827) filed on December 21, 1993.

16 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 19 to the Registrant's Registration Statement (No. 33-20827) filed on October 14, 1994.

17 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 20 to the Registrant's Registration Statement (No. 33-20827) filed on October 21, 1994.

18 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 21 to the Registrant's Registration Statement (No. 33-20827) filed on October 28, 1994.

19 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 22 to the Registrant's Registration Statement (No. 33-20827) filed an December 19, 1994.

20 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 27 to the Registrant's Registration Statement (No. 33-20827) filed on March 31, 1995.

21 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 28 to the Registrant's Registration Statement (No. 33-20827) filed on October 6, 1995.

22 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 29 to the Registrant's Registration Statement (No. 33-20827) filed on October 25, 1995.

23 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

24 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 37 to the Registrant's Registration Statement (No. 33-20827) filed July 30, 1996.

25 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 39 to the Registrant's Registration Statement (No. 33-20827) filed on October 11, 1996.

26 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 41 to the Registrant's Registration Statement (No. 33-20827) filed on November 27, 1996.

27 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 45 to the Registrant's Registration Statement (No. 33-20827) filed on May 9, 1997.

28 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 46 to the Registrant's Registration Statement (33-20827) filed on September 25, 1997.


29 Incorporated herein by reference to the same exhibit number of Post-Effective Amendment No. 49 to the Registrant's Registration Statement (33-20827) filed on December 1, 1997.


Item 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.

Item 26. NUMBER OF HOLDERS OF SECURITIES

         The following information is given as of November 15, 1997.

TITLE OF CLASS OF COMMON STOCK                    NUMBER OF RECORD HOLDERS
------------------------------                     -------------------------

a)  Cash Preservation Money Market                               42
b)  Cash Preservation Municipal Money Market                     59
c)  Sansom Street Money Market                                    3
d)  Sansom Street Municipal Money Market                          0
e)  Sansom Street Government Obligations Money Market             0
f)  Bedford Money Market                                     143205
g)  Bedford New York Municipal Money Market                    3191
h)  RBB Government Securities                                   530
i)  Bedford Municipal Money Market                             6713
j)  Bedford Government Obligations Money Market               10999
k)  BEA International Equity - Institutional Class              442
l)  BEA International Equity - Investor Class                     0
m)  BEA International Equity - Advisor Class                     11
n)  BEA High Yield - Institutional Class                        102
o)  BEA High Yield - Investor Class                               0
p)  BEA High Yield - Advisor Class                               10
q)  BEA Emerging Markets Equity - Institutional Class            47
r)  BEA Emerging Markets Equity - Investor Class                  0
s)  BEA Emerging Markets Equity - Advisor Class                  10
t)  BEA U.S. Core Equity                                         93
u)  BEA U.S. Core Fixed Income                                   64
v)  BEA Strategic Global Fixed Income                            28
w)  BEA Municipal Bond Fund                                      38
x)  BEA Short Duration                                            0
y)  BEA Balanced                                                  0
z)  BEA Global Telecommunications - Investor Class                0
aa) BEA Global Telecommunications - Advisor Class                21
bb) Janney Montgomery Scott
    Money Market                                              95911
cc) Janney Montgomery Scott
    Municipal Money Market                                     4319
dd) Janney Montgomery Scott
    Government Obligations Money Market                       33839
ee) Janney Montgomery Scott
    New York Municipal Money Market                            1407
ff) ni Micro Cap                                               3628
gg) ni Growth                                                  3581
hh) ni Growth & Value                                          3024
ii) Boston Partners Large Cap Value Fund - Institutional
    Class                                                        28
jj) Boston Partners Large Cap Value Fund - Investor Class        32
kk) Boston Partners Large Cap Value Fund - Advisor Class          0
ll) Boston Partners Mid Cap Value Fund - Investor Class          19
mm) Boston Partners Mid Cap Value Fund - Institutional Class     26

Item 27. INDEMNIFICATION

    Sections 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, as amended, incorporated herein by reference as Exhibits 1(a) and 1(c), provide as follows:

         Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

         Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation law.

         Section 3. No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Section 4. References to the Maryland General Corporation Law in this Article are to the law as from time to time amended. No further amendment to the Articles of Incorporation of the Corporation shall decrease, but may expand, any right of any person under this Article based on any event, omission or proceeding prior to such amendment.

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    Information as to any other business, profession, vocation or employment of substantial nature in which any directors and officers of PIMC, BEA, Numeric and Boston Partners are, or at any time during the past two (2) years have been, engaged for their own accounts or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Schedules A and D of PIMC's FORM ADV (File No. 801-13304) filed on March 28, 1997, Schedules B and D of BEA's FORM ADV (File No. 801-37170) filed on March 31, 1997, Schedules B and D of Numeric's FORM ADV (File No. 801-35649) filed on March 27, 1997, and Schedules of Boston Partners' FORM ADV (File No. 801-49059) filed on July 17, 1997, respectively.

    There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of PNB Bank, National Association (successor by merger to Provident National
Bank) ("PNC Bank"), is, or at any time during the past two years has been, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

                         PNC BANK, NATIONAL ASSOCIATION
                                    DIRECTORS



POSITION WITH                                                                  TYPE
PNC BANK           NAME                     OTHER BUSINESS CONNECTIONS         OF BUSINESS
--------           ----                     --------------------------         -----------
Director           B.R. Brown               President and C.E.O. of                 Coal
                                            Consol, Inc.
                                            Consol Plaza
                                            Pittsburgh, PA  15241

Director           Constance E. Clayton     Associate Dean, School of               Medical
                                            Health & Professor of Pediatrics
                                            Medical College of PA
                                            Hahnemann University
                                            430 East Sedgwick St.
                                            Philadelphia, PA  19119

Director           Eberhard Faber IV        Chairman and C.E.O.                     Manufacturing
                                            E.F.L., Inc.
                                            450 Hedge Road
                                            P.O. Box 49
                                            Bearcreek, PA  18602

Director           Dr. Stuart Heydt         President and C.E.O.                    Medical
                                            Geisinger Foundation
                                            100 N. Academy Avenue
                                            Danville, PA  17822

Director           Edward P. Junker, III    Vice Chairman                           Banking
                                            PNC Bank, N.A.
                                            Ninth and State Streets
                                            Erie, PA  16553

Director           Thomas A. McConomy       President, C.E.O. and                   Manufacturing
                                            Chairman, Calgon Carbon Corporation
                                            413 Woodland Road
                                            Sewickley, PA  15143

Director           Thomas H. O'Brien        Chairman                                Banking
                                            PNC Bank, National Association
                                            One PNC Plaza, 30th Floor
                                            Pittsburgh, PA  15265

Director           Dr. J. Dennis O'Connor   Provost, The Smithsonian                Education
                                            Institution
                                            1000 Jefferson Drive, S.W.
                                            Room 230, MRC 009
                                            Washington, DC  20560

Director           Rocco A. Ortenzio        Chairman and C.E.O.                     Medical
                                            Continental Medical Systems, Inc.
                                            P.O. Box 715
                                            Mechanicsburg, PA  17055

Director           Jane G. Pepper           President                               Horticulture
                                            Pennsylvania Horticulture Society
                                            325 Walnut Street
                                            Philadelphia, PA  19106


                                     -18-




Director           Robert C. Robb, Jr.      President, Lewis, Eckert, Robb          Financial
                                            & Company                               and
                                            425 One Plymouth Meeting                Management
                                            Plymouth Meeting, PA  19462             Consultants


Director           James E. Rohr            President and C.E.O.                    Bank Holding
                                            PNC Bank, National Association          Company
                                            One PNC Plaza, 30th Floor
                                            Pittsburgh, PA  15265

Director           Daniel M. Rooney         President, Pittsburgh Steelers          Football
                                            Football Club of the National
                                            Football League
                                            300 Stadium Circle
                                            Pittsburgh, PA  15212

Director           Seth E. Schofield        Chairman, President and C.E.O.          Airline
                                            USAir Group, Inc. and USAir, Inc.
                                            2345 Crystal Drive
                                            Arlington, VA  22227



                           PNC BANK, NATIONAL ASSOCIATION
                                      OFFICERS


John E. Alden                     Senior Vice President

James C. Altman                   Senior Vice President

Lila M. Bachelier                 Senior Vice President

R. Perrin Baker                   Chief Market Counsel, Northwest PA

James R. Bartholomew              Senior Vice President

Peter R. Begg                     Senior Vice President

Donald G. Berdine                 Senior Vice President

Ben Berzin, Jr.                   Senior Vice President

James H. Best                     Senior Vice President

Eva T. Blum                       Senior Vice President

Susan B. Bohn                     Senior Vice President

George Brikis                     Executive Vice President

Michael Brundage                  Senior Vice President

Anthony J. Cacciatore             Senior Vice President

Richard C. Caldwell               Executive Vice President

Craig T. Campbell                 Senior Vice President

J. Richard Carnall                Executive Vice President

Edward V. Caruso                  Executive Vice President

                           PNC BANK, NATIONAL ASSOCIATION
                                      OFFICERS

Peter K. Classen                  President & CEO, PNC Bank, Northeast, Pa

James P. Conley                   Senior Vice President/Credit Policy

Andra D. Cochran                  Senior Vice President

Sharon Coghlan                    Coordinating Market Chief Counsel,
                                  Philadelphia

James P. Conley                   Senior Vice President

C. David Cook                     Senior Vice President

Alfred F. Cordasco                Supervising Counsel, Pittsburgh, PA

Robert Crouse                     Senior Vice President

Peter M. Crowley                  Senior Vice President

Keith P. Crytzer                  Senior Vice President

John J. Daggett                   Senior Vice President

Peter J. Donchak                  Senior Vice President

Anuj Dhanda                       Senior Vice President

Victor M. DiBattista              Chief Regional Counsel

Frank H. Dilenschneider           Senior Vice President

Thomas C. Dilworth                Senior Vice President

Alfred J. DiMatteis               Senior Vice President

James Dionise                     Senior Vice President and C.F.O.

Patrick S. Doran                  Vice President, Head of Consumer Lending

Robert D. Edwards                 Senior Vice President

David J. Egan                     Senior Vice President

J. Lynn Evans                     Senior Vice President & Controller

William E. Fallon                 Senior Vice President

James M. Ferguson, III            Senior Vice President

Charles J. Ferrero                Senior Vice President

Frederick C. Frank, III           Executive Vice President

William J. Friel                  Executive Vice President

John F. Fulgoney                  Senior Counsel & Corporate Secretary

Brian K. Garlock                  Senior Vice President

                           PNC BANK, NATIONAL ASSOCIATION
                                      OFFICERS

George D. Gonczar                 Senior Vice President

Richard C. Grace                  Senior Vice President

James S. Graham                   Senior Vice President

Michael J. Hannon                 Senior Vice President

Stephen G. Hardy                  Senior Vice President

Michael J. Harrington             Senior Vice President

Marva H. Harris                   Senior Vice President

Maurice H. Hartigan, II           Executive Vice President

G. Thomas Hewes                   Senior Vice President

Sylvan M. Holzer                  Senior Vice President

Bruce C. Iacobucci                Senior Vice President

John M. Infield                   Senior Vice President

Philip C. Jackson                 Senior Vice President

William J. Johns                  Controller

William R. Johnson                Audit Director

Edward P. Junker, III             Vice Chairman

Robert D. Kane                    Senior Vice President

Michael D. Kelsey                 Chief Compliance Counsel

Jack Kelly                        Senior Vice President

Geoffrey R. Kimmel                Senior Vice President

Randall C. King                   Senior Vice President

Christopher M. Knoll              Senior Vice President

Richard C. Krauss                 Senior Vice President

Frank R. Krepp                    Senior Vice President & Chief Credit Policy
                                  Officer

Kenneth P. Leckey                 Senior Vice President & Cashier

Marilyn R. Levins                 Senior Vice President

Carl J. Lisman                    Executive Vice President

George Lula                       Senior Vice President

Jane E. Madio                     Senior Vice President

                           PNC BANK, NATIONAL ASSOCIATION
                                      OFFICERS

Nicholas M. Marsini, Jr.          Senior Vice President

John A. Martin                    Senior Vice President

David O. Matthews                 Senior Vice President

Walter B. McClellan               Senior Vice President

James F. McGowan                  Senior Vice President

Charlotte B. McLaughlin           Senior Vice President

James C. Mendelson                Senior Vice President

James W. Meighen                  Senior Vice President

Scott C. Meves                    Senior Vice President

Ralph S. Michael, III             Executive Vice President

J. William Mills                  Senior Vice President

Barbara A. Misner                 Senior Vice President

Marlene D. Mosco                  Senior Vice President

Scott Moss                        Senior Vice President

Peter F. Moylan                   Senior Vice President

Michael B. Nelson                 Executive Vice President

Thomas J. Nist                    Senior Vice President

Thomas H. O'Brien                 Chairman

James F. O'Day                    Senior Vice President

Cynthia G. Osofsky                Senior Vice President

Thomas E. Paisley, III            Senior Vice President

Barbara Z. Parker                 Executive Vice President

George R. Partridge               Senior Vice President

Daniel J. Panlick                 Senior Vice President

David M. Payne                    Senior Vice President

Charles C. Pearson, Jr.           President and CEO, PNC Bank, Central PA

Helen P. Pudlin                   Senior Vice President

Edward V. Randall, Jr.            President and CEO, PNC Bank, Pittsburgh

Arthur F. Rodman, III             Senior Vice President

                           PNC BANK, NATIONAL ASSOCIATION
                                      OFFICERS

Richard C. Rhoades                Senior Vice President

Bryan W. Ridley                   Senior Vice President

James E. Rohr                     President and Chief Executive Officer

Gary Royer                        Senior Vice President

Robert T. Saltarelli              Senior Vice President

Robert V. Sammartino              Senior Vice President

William Sayre, Jr.                Senior Vice President

Alfred J. Schiavetti              Senior Vice President

David W. Schoffstall              Executive Vice President

Seymour Schwartzberg              Senior Vice President

Timothy G. Shack                  Senior Vice President

Douglas E. Shaffer                Senior Vice President

Alfred A. Silva                   Senior Vice President

George R. Simon                   Senior Vice President

Richard L. Smoot                  President and CEO of PNC Bank, Philadelphia

Timothy N. Smyth                  Senior Vice President

Kenneth S. Spatz                  Senior Vice President

Darcel H. Steber                  Senior Vice President

Robert L. Tassome                 Senior Vice President

Jane B. Tompkins                  Senior Vice President

Robert B. Trempe                  Senior Vice President

Kevin M. Tucker                   Senior Vice President

Alan P. Vail                      Senior Vice President

Frank T. VanGrofski               Executive Vice President

Ronald H. Vicari                  Senior Vice President

William A. Wagner                 Senior Vice President

Patrick M. Wallace                Senior Vice President

Annette M. Ward-Kredel            Senior Vice President

Robert S. Wrath                   Senior Vice President

                           PNC BANK, NATIONAL ASSOCIATION
                                      OFFICERS

Arlene M. Yocum                   Senior Vice President

Carole Yon                        Senior Vice President

George L. Ziminski, Jr.           Senior Vice President




(1)  PNC Bank, National Association, 120 S. 17th Street, Philadelphia, PA
                              19103
                             1600 Market Street, Philadelphia, PA  19103
                             17th and Chestnut Streets, Philadelphia, PA
                              19103

(2)   PNC National Bank, 103 Bellevue Parkway, Wilmington, DE  19809.

(3)   PFPC Inc., 103 Bellevue Parkway, Wilmington, DE  19809.

(4)   PNC Service Corp, 103 Bellevue Parkway, Wilmington, DE  19809.

(5) Provident Capital Management, Inc., 30 S. 17th Street, Suite 1500, Philadelphia, PA 19103.

(6)   PNC Investment Corp., Broad and Chestnut Street, Philadelphia, PA
      19101.

(7) Provident Realty Management, Inc., Broad and Chestnut Streets, Philadelphia, PA 19101.

(8)   Provident Realty, Inc., Broad and Chestnut Streets, Philadelphia, PA
      19101.

(9)   PNC Bancorp, Inc., 222 Delaware Avenue, Wilmington, DE  19810

(10) PNC New Jersey Credit Corp, 1415 Route 70 East, Suite 604, Cherry Hill, NJ 08034.

(11)  PNC Trust Company of New York, 40 Broad Street, New York, NY  10084.

(12)  Provcor Properties, Inc., Broad and Chestnut Streets, Philadelphia, PA
      19101.

(13)  PNC Credit Corp, 103 Bellevue Parkway, Wilmington, DE  19809.

(14)  PNC Bank Corp., 5th Avenue and Wood Streets, Pittsburgh, PA  15265.

(16) PNC Bank, New Jersey, National Association, Woodland Falls Corporate Park, 210 Lake Drive East, Cherry Hill, NJ 08002.

(17)  PNC Capital Corp, 5th Avenue and Woods Streets, Pittsburgh, PA  15265.

(18)  PNC Holding Corp, 222 Delaware Avenue, P.O. Box 791, Wilmington, DE
      19899.

(19)  PNC Venture Corp, 5th Avenue and Woods Streets, Pittsburgh, PA  15265.

(20)  PNC Bank, Delaware, 300 Delaware Avenue, Wilmington, DE  19801.

(21)  Bank of Delaware Corp., 300 Delaware Avenue, Wilmington, DE  19801.

(22)  Del-Vest, Inc., 300 Delaware Avenue, Wilmington, DE  19801.

(23)  Marand Corp., 222 Delaware Avenue, Wilmington, DE  19801.

(24)  Millsboro Insurance Agency, 300 Delaware Avenue, Wilmington, DE  19801.

(25)  Roney-Richards, Inc., 300 Delaware Avenue, Wilmington, DE  19801.


    Item 29.  PRINCIPAL UNDERWRITER

    (a) Counsellors Securities Inc. (the "Distributor") acts as principal underwriter for the following investment companies:

    Warburg Pincus Cash Reserve Fund
    Warburg Pincus New York Tax Exempt Fund
    Warburg Pincus New York Intermediate Municipal Fund
    Warburg Pincus Intermediate Maturity Government Fund
    Warburg Pincus Fixed Income Fund
    Warburg Pincus Global Fixed Income Fund
    Warburg Pincus Capital Appreciation Fund
    Warburg Pincus Emerging Growth Fund
    Warburg Pincus International Equity Fund
    Warburg Pincus Japan OTC Fund
    Warburg Pincus Growth & Income Fund
    Warburg Pincus Balanced Fund
    Warburg Pincus Emerging Markets Fund
    Warburg Pincus Global Post-Venture Capital Fund
    Warburg Pincus Health Sciences Fund
    Warburg Pincus Institutional Fund
    Warburg Pincus Japan Growth Fund
    Warburg Pincus Post-Venture Capital Fund
    Warburg Pincus Small Company Growth Fund
    Warburg Pincus Small Company Value Fund
    Warburg Pincus Strategic Value Fund
    Warburg Pincus Trust
    Warburg Pincus Trust II


    (b) The information required by this item 29(b) is incorporated by reference to Form BD (SEC File No. 15-654) filed by the Distributor with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.


Item 30.  LOCATION OF ACCOUNTS AND RECORDS

    (1)  PNC Bank, National Association (successor by merger to
         Provident National Bank), 1600 Market Street, Philadelphia, PA 19103 (records relating to its functions as sub-adviser and custodian).

    (2) Counsellors Securities Inc., 466 Lexington Avenue, New York, New York 10017 (records relating to its functions as distributor).

    (3) PNC Institutional Management Corporation, Bellevue Corporate Center, 103 Bellevue Parkway, Wilmington, Delaware 19809
         (records relating to its functions as investment adviser, sub-adviser and administrator).

    (4) PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as transfer agent and dividend disbursing agent).

    (5)  Drinker Biddle & Reath LLP, Philadelphia National Bank
         Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496 (Registrant's Articles of Incorporation, By-Laws and Minute Books).

    (6) BEA Associates, One Citicorp Center, 153 East 53rd Street, New York, New York 10022 (records relating to its function as investment adviser).

    (7)  Numeric Investors, L.P., 1 Memorial Drive, Cambridge,
         Massachusetts 02142 (records relating to its function as investment adviser).

    (8)  Boston Partners Asset Management, L.P., One Financial
         Center, 43rd Floor, Boston, Massachusetts 02111 (records relating to its function as investment adviser).

Item 31.  MANAGEMENT SERVICES

           None.

Item 32.  UNDERTAKINGS

    (a) Registrant hereby undertakes to hold a meeting of shareholders for the purpose of considering the removal of directors in the event the requisite number of shareholders so request.

                                 SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 50 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wilmington, and State of Delaware, on the 8th day of December, 1997.


                        THE RBB FUND, INC.

                        By:  /s/Edward J. Roach
                             ------------------------
                             Edward J. Roach
                             President and
                             Treasurer

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


       SIGNATURE                TITLE                    DATE
       ---------                -----                    ----

 /s/Edward J. Roach     President (Principal    December 8, 1997
 ---------------------  Executive Officer)
 Edward J. Roach        and Treasurer
                        (Principal Financial
                        and Accounting
                        Officer)


 *Donald van Roden      Director                December 8, 1997
 ---------------------
 Donald van Roden



 *Francis J. McKay      Director                December 8, 1997
 ---------------------
 Francis J. McKay



 *Marvin E. Sternberg   Director                December 8, 1997
 ---------------------
 Marvin E. Sternberg


 *Julian A. Brodsky     Director                December 8, 1997
 ---------------------
 Julian A. Brodsky



 *Arnold M. Reichman    Director                December 8, 1997
 ---------------------
 Arnold M. Reichman


 *Robert Sablowsky      Director                December 8, 1997
 ---------------------
 Robert Sablowsky


*By:/s/ Edward J. Roach                         December 8, 1997
 ---------------------
    Edward J. Roach
    Attorney-in-Fact

                                  THE RBB FUND, INC.
                                   (the "Company")


                                  POWER OF ATTORNEY


         Know All Men by These Presents, that the undersigned, Donald van
Roden, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:   April 23, 1997



/s/ Donald van Roden
-----------------------------
    Donald van Roden

                                  THE RBB FUND, INC.
                                   (the "Company")


                                  POWER OF ATTORNEY


         Know All Men by These Presents, that the undersigned, Marvin E. Sternberg, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:   April 23, 1997



/s/ Marvin E. Sternberg
-----------------------------
   Marvin E. Sternberg

                                  THE RBB FUND, INC.
                                   (the "Company")


                                  POWER OF ATTORNEY


         Know All Men by These Presents, that the undersigned, Arnold Reichman, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:   April 23, 1997



/s/ Arnold Reichman
-----------------------------
    Arnold Reichman

                                  THE RBB FUND, INC.
                                   (the "Company")


                                  POWER OF ATTORNEY


         Know All Men by These Presents, that the undersigned, Francis J.
McKay, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:   April 23, 1997



/s/ Francis J. McKay
-----------------------------
    Francis J. McKay

                                  THE RBB FUND, INC.
                                   (the "Company")


                                  POWER OF ATTORNEY


         Know All Men by These Presents, that the undersigned, Julian Brodsky, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:   April 23, 1997



/s/ Julian Brodsky
-----------------------------
    Julian Brodsky

                                  THE RBB FUND, INC.
                                   (the "Company")


                                  POWER OF ATTORNEY


         Know All Men by These Presents, that the undersigned, Robert
Sablowsky, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:   April 23, 1997



/s/ Robert Sablowsky
-----------------------------
    Robert Sablowsky

                                  THE RBB FUND, INC.

                                    EXHIBIT INDEX
                                    -------------
    Exhibits
    --------

    (11)(a)        Consent of Drinker Biddle & Reath LLP.

    (11)(b)        Consent of Coopers & Lybrand LLP.

    (16)(b)        Schedule of Computation of Performance Quotations.

    (17)(a) Financial Data Schedules with respect to the BEA International Equity Fund Institutional Class.

    (17)(b) Financial Data Schedules with respect to the BEA International Equity Fund Advisor Class.

    (17)(c) Financial Data Schedules with respect to the BEA Emerging Markets Equity Fund Institutional Class.

    (17)(d) Financial Data Schedules with respect to the BEA Emerging Markets Equity Fund Advisor Class.

    (17)(e) Financial Data Schedules with respect to the BEA High Yield Fund Institutional Class.

    (17)(f) Financial Data Schedules with respect to the BEA High Yield Fund Advisor Class.

    (17)(g) Financial Data Schedules with respect to the BEA U.S. Core Fixed Income Fund Institutional Class.

    (17)(h) Financial Data Schedules with respect to the BEA Municipal Bond Fund Institutional Class.

    (17)(i) Financial Data Schedules with respect to the BEA Strategic Global Fixed Income Fund Institutional Class.

    (17)(j) Financial Data Schedules with respect to the BEA U.S. Core Equity Fund Institutional Class.

    (17)(k) Financial Data Schedules with respect to the BEA Global Telecommunications Fund Advisor Class.